UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-164119
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 9	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-04460
Amendment No. 177	☑
(Check appropriate box or boxes.)
Nationwide Provident VLI Separate Account 1

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Robert W. Horner III, Vice President Corporate Governance and Secretary,
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2015

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☑	on May 1, 2015 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Options Plus
Individual Flexible Premium Adjustable Variable Life Insurance Policy
issued by
Nationwide Life Insurance Company
through its
Nationwide Provident VLI Separate Account 1
Service Center: P.O. Box 182928, Columbus, Ohio 43218-2928
Corporate Headquarters: One Nationwide Plaza, Columbus, Ohio 43215
Telephone: 1-800-688-5177
Fax: 1-888-677-7393
www.nationwide.com
Prospectus: May 1, 2015
This Prospectus describes an Individual Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by Nationwide Life Insurance Company ("NLIC"), see Nationwide Life Insurance Company. The Policy has an insurance component and an investment component. The primary purposes of the Policy are to provide insurance coverage for the lifetime of the Insured and to lessen the economic loss resulting from the Insured's death. The Policy provides the policy owner (the "Owner") with flexibility as to premium payments subject to certain required premiums and the ability to choose among investment alternatives with different investment objectives.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new Policies will be sold, but agents may continue to accept additional premium on existing Policies.
The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy may decrease in value to the point of being valueless because of poor Investment Experience.
After certain deductions are made, Net Premiums are allocated to the Separate Account. The Separate Account is divided into subaccounts (the "Subaccounts"), which invest in shares of a designated corresponding investment portfolio ("Portfolio") that is part of one of the mutual fund companies (the "Funds") listed below, see Appendix A: Portfolio Information. For more information refer to the Fund's prospectus.
•	Alger Portfolios
•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Century Variable Portfolios, Inc.
•	Dreyfus
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	Federated Insurance Series
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Invesco
•	Janus Aspen Series
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	The Universal Institutional Funds, Inc.
•	Van Eck VIP Trust
The accompanying prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first 10 Policy Years or within 10 years after a Face Amount increase, the Policy lapses or the Owner decreases the Face Amount. Generally, during the first two Policy Years, the Policy will remain in
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force as long as the Minimum Guarantee Premium is paid or there is sufficient value in the Policy to pay certain monthly charges imposed under the Policy. After the second Policy Year, the Policy will only remain in force if there is sufficient value to pay the Monthly Deductions and other charges under the Policy.
The Owner should consider the Policy in conjunction with other insurance he or she owns. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.
This prospectus must be accompanied or preceded by current prospectuses for the Funds. Please read this prospectus carefully and retain it for future reference.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. You should read your Policy along with this prospectus.
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Table of Contents (continued)
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Policy Benefits/Risks Summary
The Policy is an Individual Flexible Premium Adjustable Variable Life Insurance Policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums the Owner pays, the Policy fees and charges NLIC deducts, and the effect of any Policy transactions (such as transfers, withdrawal of excess Policy Account Value, and loans). NLIC does not guarantee any minimum Policy Account Value. The Owner could lose some or all of his or her money.
This summary describes the Policy's benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Definitions at the end of the prospectus define certain words and phrases used in this prospectus.
Policy Benefits
The Death Benefit
As long as the Policy remains in force, NLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.
There are two Death Benefit options available. Death Benefit Option A provides a Death Benefit equal to the greater of: (a) the Face Amount; and (b) the specified percentage of the Policy Account Value. Death Benefit Option B provides a Death Benefit equal to the greater of: (a) the Face Amount plus the Policy Account Value; and (b) the specified percentage of the Policy Account Value, see Death Benefit. The Owner chooses at the time of application one of the two Death Benefit options. NLIC will not issue the Policy until the Owner has elected a Death Benefit option.
Flexibility to Adjust Amount of Death Benefit
After the second Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of the Policy, see Death Benefit and Ability to Adjust Face Amount. The minimum amount of a requested increase in Face Amount is $25,000 (or such lesser amount required in a particular state) and any requested increase may require Evidence of Insurability. Any decrease in Face Amount must be for at least $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available. NLIC reserves the right to establish different Minimum Face Amounts for Policies issued in the future.
Any change in Death Benefit option or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the Surrender Charges which are imposed upon lapse or surrender of the Policy or the pro rata Surrender Charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the Surrender Charges attributable to the decrease will reduce the Policy Account Value, and the Surrender Charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges, see Monthly Deductions. A change in Death Benefit option or Face Amount may have tax consequences.
To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code of 1986 (the "Code") for life insurance, NLIC will not effect the decrease.
Where state law requires a return of premiums paid when a Policy is returned under the Free-Look provision, any portion of Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date NLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Account will be allocated to the Money Market Subaccount. At the end of the 15-day period, Policy Account Value in the Money Market Subaccount is allocated to the Subaccounts as indicated in the Application, see Payment and Allocation of Premiums.
Transfers
The Owner may make transfers of the amounts in the Subaccounts and Guaranteed Account. Transfers between and among the Subaccounts or into the Guaranteed Account are made as of the date NLIC receives the request. NLIC requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be
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made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than 12 transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred, see Transfers of Policy Account Value. We may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners.
Free Look
The Policy provides for an initial Free Look period. The Owner may cancel the Policy before the later of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after NLIC mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to NLIC or to an agent of NLIC within such time with a written request for cancellation, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date NLIC receives the returned Policy; (ii) the amount deducted for premium taxes; (iii) any Monthly Deductions charged against the Policy Account Value; and (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires, the refund will instead equal the premiums paid, see Free Look Privileges.
A Free Look privilege also applies after a requested increase in Face Amount is issued, see Free Look For Increase in Face Amount.
If the Policy is canceled, we will treat the Policy as if it was never issued. If we do not receive your Policy at our home office on the close of business on the date the free look period expires, you will not be allowed to cancel your Policy free of charge.
Loan Privilege
The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance, beginning 23 days after the Policy Anniversary. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date. NLIC transfers Policy Account Value in an amount equal to the loan (adjusted by the earned interest rate and charged interest rate to the next Policy Anniversary) to the Loan Account where it becomes collateral for the loan. The transfer is made pro rata from each Subaccount and the Guaranteed Account unless the Owner specifies otherwise. This collateral in the Loan Account earns interest at an effective annual rate of at least 4%.
Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences, see Tax Treatment of Policy Benefits.
Partial Withdrawal of Net Cash Surrender Value
After the first Policy Year, the Owner may, subject to certain restrictions, withdraw part of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge is allocated to the Subaccounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value unless the Owner specifies otherwise. If Death Benefit Option A is in effect, NLIC will reduce the Face Amount by the amount of the withdrawal, see Partial Withdrawal Privilege. A withdrawal may have tax consequences.
Surrender of the Policy
The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value, see Surrender Privilege. A surrender may have tax consequences.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider ("ADB Rider"), an Owner may receive, at his or her request and upon approval by NLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness. For Owners who elected the ADB Rider prior to November 13, 2001 (or such other date pursuant to state availability), an accelerated payment of part of the Policy's Death Benefit may by payable if the Insured either developed a terminal illness or is permanently confined to a nursing care facility. NLIC will deduct an administrative charge from the accelerated death benefit at the time it is paid, see Accelerated Death Benefit. The Federal income tax consequences associated with adding
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the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Long-Term Care Benefit Riders
Under the Long-Term Care Benefit Riders, the Owner may receive periodic payments of a portion of the death benefit and waiver of Monthly Deductions if the Insured becomes "chronically ill." NLIC imposes a monthly charge if the Owner elects any of these riders (see Long-Term Care Benefit Riders). There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. The Owner should consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Personalized Illustrations
Owners will receive personalized illustrations that reflect their own particular circumstances. These illustrations may help Owners to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help Owners compare the Policy to other life insurance policies. These illustrations also show the value of premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the premiums paid plus accumulated interest) if an Owner surrenders the Policy in the early Policy Years. Therefore, an Owner should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.
Policy Risks
Investment Risk
Because the Owner invests Policy Account Value in one or more Subaccounts, he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLIC deducts policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner could lose everything he or she invests and the Policy could lapse without value, even if he or she pays additional premiums.
Frequent trading in the Subaccounts may dilute the value of Subaccount units, causing the Subaccount to incur higher transaction costs, and interfere with the Subaccount's ability to pursue its stated investment objective. This disruption to the Subaccount trading may result in lower investment performance and Policy Account Value. NLIC has instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions and short-term trading fees. While these procedures are expected to reduce the adverse effect of disruptive transfers, NLIC cannot assure that all risks have been eliminated.
Unfavorable Investment Experience
The Sub-Accounts may generate unfavorable Investment Experience. Poor Investment Experience and the deduction of policy and Sub-Account charges may lower the policy's Cash Value potentially resulting in a Lapse of insurance coverage.
Note: The Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet the Owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Risk of Increase in Current Fees and Charges
Certain fees and charges are currently assessed at less than their maximum levels. NLIC may increase these current charges in the future up to the guaranteed maximum levels. If fees and charges are increased, the Owner may need to increase the amount and/or frequency of premiums to keep the Policy in force.
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Risk of Lapse
If the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and other charges under the Policy, the Policy may enter a 61-day Grace Period. NLIC will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes a sufficient payment during the Grace Period. The Policy generally will not lapse: (1) during the first two Policy Years if the Minimum Guarantee Premium has been paid; or (2) if the Owner pays sufficient premium before the end of the Grace Period.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
Withdrawal and Surrender Risks
The Surrender Charge under the Policy applies for 10 Policy Years after the Policy Date. It is possible that the Owner will receive no Net Cash Surrender Value if the Policy is surrendered in the first few Policy Years. A prospective Owner should purchase the Policy only if he or she as the financial ability to keep it in force for a substantial period of time. A prospective Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Account Value in the near future. NLIC designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment. A surrender or withdrawal of excess Policy Account Value may have tax consequences.
Loan Risks
A Policy loan, whether or not repaid, will affect Policy Account Value over time because NLIC subtracts the amount of the loan from the Subaccounts as collateral and holds it in NLIC's General Account. This loan collateral does not participate in the investment performance of the Subaccounts. NLIC reduces the amount it pays on the death of the Insured by the amount of any outstanding Policy loans and accrued interest. A loan may have tax consequences. In addition, if a Policy which is not a Modified Endowment Contract is surrendered or lapses while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount received and taxed accordingly.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
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Fee Table
The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge Imposed on Premiums (Premium Expense Charge):
Premium Tax Charge[1]	Upon receipt of each premium payment	0-4% of each premium payment depending on Insured's state of residence	0-4% of each premium payment, depending on Insured's state of residence
Percent of Premium Sales Charge	Upon receipt of each premium payment	3% of premium payments	1.5% of premium payments
Maximum Deferred Surrender Charge:
Deferred Sales Charge[2]	Upon surrender, lapse, or decrease in Face Amount during the first 10 Policy Years	The lesser of: (1) 27% of all premiums received during the first Policy Year up to the Target Premium plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for the Initial Face Amount	The lesser of: (1) 27% of all premiums received during the first Policy Year up to the Target Premium plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for the Initial Face Amount
Deferred Administrative Charge[3]	Upon surrender, lapse, or decrease in Face Amount during the first 10 Policy Years	$3.00 per $1,000 of Face Amount	$3.00 per $1,000 of Face Amount
Maximum Deferred Additional Surrender Charge (Additional Deferred Sales Charge)[4]	Upon surrender, lapse, or decrease in Face Amount during the first 10 years following an increase in Face Amount	The lesser of: (1) 27% of all premiums received for the increase up to the first Target Premium for that increase during the first 12 Policy months after the increase plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for each increase in Face Amount.	The lesser of: (1) 27% of all premiums received for the increase up to the first Target Premium for that increase during the first 12 Policy months after the increase plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for each increase in Face Amount.
Face Amount Increase Charge[5]	Upon increase in Face Amount	$50.00 plus $3.00 per $1,000 of Face Amount increase	$0.00
Other Withdrawal/Surrender Fees	Upon partial withdrawal	$25 per withdrawal	$25 per withdrawal
Transfer Fees[6]	Upon transfer	$25 per transfer	$25 per transfer
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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Short-Term Trading Fee[7]	Upon transfer of Subaccount value out of a Subaccount within 60 days after allocation to that Subaccount	1% of the amount transferred from the Subaccount within 60 days of allocation to that Subaccount	1% of the amount transferred from the Subaccount within 60 days of allocation to that Subaccount
Accelerated Death Benefit Rider	At the time the accelerated death benefit is paid	$250	$100
The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.
Periodic Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance:[8] Minimum and Maximum Charge	On Policy Date and monthly on Policy Processing Day	$0.06 - $420.82 per $1,000 of Net Amount at Risk per month	$0.04 - $113.16 per $1,000 of Net Amount at Risk per month during Policy Years 11 and later
Charge for a male Insured, Attained Age 45, in the nonsmoker Premium Class and within the first 10 Policy Years	On Policy Date and monthly on Policy Processing Day	$0.52 per $1,000 of Net Amount at Risk per month	$0.26 per $1,000 of Net Amount at Risk per month
Initial Administrative Charge[9]	On Policy Date and monthly on Policy Processing Day	$17.50	$17.50
Monthly Administrative Charge	On Policy Date and monthly on Policy Processing Day	$12	$11.00 [10]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount in which the Owner is invested	Annual rate of 0.65% of the average daily net assets of each Subaccount in which the Owner is invested
Loan Interest Charge	On Policy Anniversary or earlier, as applicable[11]	Annual rate of 6.00% of the loan amount	Annual rate of 6.00% of the loan amount
The next table describes the fees and expenses associated with riders that a policy owner will pay periodically while the policy is in force, not including Portfolio operating expenses.
Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Charges:[12]
Change of Insured Rider	N/A	None	None
Children's Term Insurance Rider	On rider policy date and monthly on Policy Processing Day	$0.52 per $1,000 of rider coverage amount per month	$0.52 per $1,000 of rider coverage amount per month
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Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Disability Waiver Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	$0.01 - $1.76 per $1,000 Net Amount at Risk per month	$0.01 - $1.76 per $1,000 Net Amount at Risk per month
Charge for an Insured, Attained Age 42	On rider policy date and monthly on Policy Processing Day	$0.01 per $1,000 Net Amount at Risk per month	$0.01 per $1,000 Net Amount at Risk per month
Disability Waiver of Premium Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	2% - 23.2% of the monthly benefit amount per month	2% - 23.2% of the monthly benefit amount per month
Charge for an Insured, Issue Age 37	On rider policy date and monthly on Policy Processing Day	3.1% of the monthly benefit amount per month	3.1% of the monthly benefit amount per month
Final Policy Date Extension Rider	N/A	None	None
Long-Term Care Benefit Riders:
1. Long-Term Care Acceleration Benefit Rider[13] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.02 [14] - $3.24[15] per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55 with a 4% Acceleration Benefit Rider	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.20 per $1,000 of Net Amount at Risk per month
2. Long-Term Care Waiver Benefit Rider[16] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 - $3.47 per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 per $1,000 Net Amount at Risk per month
3. Long-Term Care Extended Insurance Benefit Rider[17] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 [18] - $8.72[19] per $1,000 of rider coverage amount per month
Charge for a male Insured, Issue Age 55 with a 4% Extended Insurance Benefit Rider, assuming no inflation or nonforfeiture protection (as described in the rider), and assuming lifetime payments	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.28 per $1,000 of rider coverage amount per month
Other Insured Convertible Term Life Insurance Rider Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	$0.09 - $420.82 per $1,000 of rider coverage amount per month	$0.06 - $113.17 per $1,000 of rider coverage amount per month
Charge for a female Insured, Attained Age 42, in the nonsmoker Premium Class	On rider policy date and monthly on Policy Processing Day	$0.20 per $1,000 of rider coverage amount per month	$0.14 per $1,000 of rider coverage amount per month
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
1.	NLIC does not deduct a premium tax charge in jurisdictions that impose no premium tax. Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%.
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2.	The Deferred Sales Charge may increase if additional premiums are paid after Policy Year 1, as the charge for each Policy Year after the first Policy Year (until Policy Year 11) equals the prior Policy Year's charge plus 6% of all other premiums paid to the date of surrender or lapse (if greater than the specified percentage of Target Premium for the Initial Face Amount). The Deferred Sales Charge is 0% after the 10th Policy Year. The Deferred Sales Charge is reduced by any Deferred Sales Charges previously paid at the time of any prior decrease in Face Amount. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
3.	Beginning in the 7th Policy Year, the Deferred Administrative Charge decreases each Policy Year to $0 after the 10th Policy Year. The charge varies by Issue Age, and is lower for Issue Ages under 35. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
4.	The Additional Deferred Sales Charge may increase if additional premiums are paid more than one year following the increase, as the charge for each year following the increase (until Policy Year 11) equals the prior year's charge plus 6% of all other premiums paid to the date of surrender or lapse (if greater than the specified percentage of Target Premium for each increase in Face Amount). The Additional Deferred Sales Charge is 0% after the 10th Policy Year. The Additional Deferred Sales Charge is reduced by any Additional Deferred Sales Charges previously paid at the time of any prior decrease in Face Amount. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
5.	The $0.00 current charge applies to increases made on or after July 25, 2007, for all policies. NLIC may begin taking a current charge again at any time on a prospective basis for face amount increase
6.	NLIC does not assess a transfer charge for the first 12 transfers each Policy Year.
7.	The Short-Term Trading Fee is only assessed in connection with those Portfolios that assess a redemption fee to the Variable Account. Subaccounts that may assess a Short-Term Trading Fee are identified in the "Appendix A: Portfolio Information" section of this prospectus.
8.	Cost of insurance charges vary based on the Insured's Attained Age, sex, Premium Class, Policy Year, and Net Amount at Risk. The cost of insurance charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to the Policy, and more detailed information concerning the Owner's cost of insurance charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide the Owner with personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, Planned Periodic Premiums, and riders requested.
9.	NLIC only deducts the Initial Administrative Charge on the first 12 Policy Processing Days.
10.	Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York.
11.	While a Policy is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured's death.
12.	Charges for the Disability Waiver Benefit Rider, Disability Waiver of Premium Benefit Rider, Long- Term Care Benefit Riders, and Other Insured Convertible Term Life Insurance Rider may vary based on the Insured's Issue or Attained Age, sex, Premium Class, Policy Year, Face Amount, and Net Amount at Risk. Charges based on Attained Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the rider charges applicable to the Policy, and more detailed information concerning these rider charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, Planned Periodic Premiums, and riders requested.
13.	NLIC may increase the rates for the Long-Term Care Acceleration Benefit Rider charge on a class basis. NLIC waives this rider's charge during the time NLIC pays benefits under the rider.
14.	Based on the selection of the 2% Long-Term Care Acceleration Benefit Rider.
15.	Based on the selection of the 4% Long-Term Care Acceleration Benefit Rider.
16.	NLIC may increase the rates for the Long-Term Care Waiver Benefit Rider charge on a class basis.
17.	NLIC may increase the rates for the Long-Term Care Extended Insurance Benefit Rider charge on a class basis. NLIC waives this rider's charge during the time NLIC pays benefits under the rider.
18.	Based on the selection of the 2% Long-Term Care Extended Insurance Benefit Rider, without inflation or nonforfeiture protection (as described in the Rider), and with a fixed extension period.
19.	Based on the selection of the 4% Long-Term Care Extended Insurance Benefit Rider, with inflation and nonforfeiture protection (as described in the Rider), and with a lifetime extension period.
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The following table shows the minimum and maximum Total Annual Portfolio Operating Expenses, as of December 31, 2013, that an Owner will pay periodically during the time that he or she owns the Policy. The table does not reflect Short-Term Trading Fees. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.27%	2.08%
The minimum and maximum Portfolio operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some Portfolios. Therefore, actual expenses could be lower. Refer to the Portfolio prospectuses for specific expense information.
The Policy
The Individual Flexible Premium Adjustable Variable Life Insurance Policy offered by this prospectus is issued by NLIC. The Policy is similar in many ways to a fixed benefit life insurance policy. This prospectus discloses all material provisions of the Policy. In addition to the terms and conditions of the Policy, Policy Owner rights are governed by this prospectus and protected by federal securities laws and regulations. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value that is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.
However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may, and the Policy Account Value will, increase or decrease to reflect the investment performance of any Subaccount to which Policy Account Value is allocated. Also, unless the entire Policy Account Value is allocated to the Guaranteed Account, there is no guaranteed minimum Net Cash Surrender Value. If Net Cash Surrender Value is insufficient to pay charges due, then, after a Grace Period, the Policy may lapse without value, see Policy Duration. However, NLIC guarantees that the Policy will remain in force during the first two Policy Years as long as certain requirements related to the Minimum Guarantee Premium have been met, see Policy Lapse. If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax, see Federal Income Tax Considerations.
The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit options.
The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should carefully be considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.
This Policy is issued for Insureds with Issue Ages 0 through 85. The benefits described in the Policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval. NLIC reserves the right to reject any application for any reason permitted by law. Additionally, NLIC reserves the right to modify our underwriting standards on a prospective basis to newly issued policies at any time. The Minimum Face Amount is $100,000. NLIC reserves the right to modify the minimum Face Amount on a prospective basis to newly issued policies at any time (for a Policy issued in New York State the maximum Face Amount at issue is $2,500,000).
NLIC offers other variable life insurance policies that have different Death Benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the Owner's Subaccount performance and Policy Account Value. To obtain more information about these other policies, contact NLIC's Service Center or the Owner's agent.
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To the extent permitted by law, Policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors, except as may be provided by assignment.
It is important to remember the portion of any amounts allocated to NLIC's general account and any guaranteed benefits that may be provided under the policy exceeding the value of amounts held in the separate account are subject to NLIC's claims paying ability.
Any money NLIC pays, or that is paid to NLIC, must be in the currency of the United States of America.
In order to comply with the USA Patriot Act, and rules promulgated thereunder, NLIC has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
NLIC's businesses are highly dependent upon its computer systems and those of its business partners. This makes NLIC potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by NLIC, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede NLIC's ability to electronically interact with service providers. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries, and other service providers may adversely affect NLIC and Policy Account Values. In connection with any such cyber-attacks, NLIC and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. Although NLIC undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that NLIC, its service providers, or the underlying mutual funds will avoid losses affecting the Policy due to cyber-attacks or information security breaches in the future.
In the event that Policy Account Values are adversely affected as a result of the failure of NLIC's cyber-security controls, NLIC will take reasonable steps to restore Policy Account Values to the levels that they would have been had the cyber-attack not occurred. NLIC will not, however, be responsible for any adverse impact to Policy Account Values that result from the policy owner or its designee's negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.
The Company, Separate Account and Funds
Nationwide Life Insurance Company
Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia, and Puerto Rico.
Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to NLICA, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Also, as a part of the sponsored demutualization, the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1 (the "Separate Account").
The Separate Account
The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies NLIC may issue. The Separate Account was originally established under Delaware law. Upon closure of the merger of NLICA into NLIC on December 31, 2009, the Separate Account became subject to, and will be operated in compliance with, Ohio law.
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The assets of the Separate Account are owned by NLIC. However, these assets are held separate from other assets and are not part of NLIC's General Account. NLIC is obligated to pay all benefits under the Policies. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that NLIC may conduct. NLIC may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of NLIC. NLIC may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under federal securities laws. The Separate Account has Subaccounts which each invest exclusively in Portfolios of mutual funds. NLIC reserves the right to make structural and operational changes affecting the Separate Account, see Addition, Deletion, or Substitution of Investments.
NLIC does not guarantee any money that the Owner places in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. The Owner could lose some or all of his or her money.
The Funds
Each of the Funds offered in this Policy is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Subaccount depends on the investment performance of its corresponding Portfolio. For more detail about each Portfolio, refer to each Portfolio's prospectus and/or Appendix A: Portfolio Information.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and NLIC makes no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.
Additional Information about the Funds and Portfolios
No one can assure that any Portfolio will achieve its stated objectives and policies.
More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully and kept for future reference before any decision is made concerning the allocation of Net Premium or transfers of Policy Account Value among the Subaccounts.
NLIC (or an affiliate) may receive compensation from a Fund or its investment advisor or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLIC (or an affiliate). These percentages differ, and some Funds, advisors, or distributors (or affiliates) may pay NLIC (or an affiliate) more than others. NLIC also may receive 12b-1 fees.
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Addition, Deletion, or Substitution of Investments
Where permitted by applicable law, NLIC reserves the right to make certain changes to the structure and operation of the Separate Account without the Owner's consent, including, among others, the right to:
1.	remove, combine, or add Subaccounts and make the new Subaccounts available to the Owner at NLIC's discretion;
2.	substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at NLIC's discretion;
3.	substitute or close Subaccounts to allocations of premiums or Policy Account Value, or both, and to existing investments or the investment of future premiums, or both, at any time in NLIC's discretion;
4.	transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;
5.	combine the Separate Account with other separate accounts, and/or create new separate accounts;
6.	deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
7.	modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.
The particular Portfolios available under the Policies may change from time to time. Specifically, Portfolios or Portfolio share classes that are currently available may be removed or closed off to future investment. New Portfolios or new share classes of currently available Portfolios may be added. Policy Owners will receive notice of any such changes that affect their Policy. Additionally, not all of the Portfolios are available in every state.
The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. NLIC will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. NLIC will notify the Owner of any changes.
Substitution of Securities
NLIC may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.
Deregistration of the Separate Account
NLIC may deregister Nationwide Provident VLI Separate Account 1 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
No deregistration may take place without the prior approval of the SEC. All policy owners will be notified in the event NLIC deregisters Nationwide Provident VLI Separate Account 1.
Detailed Description of Policy Provisions
Death Benefit
General
As long as the Policy remains in force, the Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit option. The Proceeds will be determined as of the date of the Insured's death and will be equal to:
1.	the Death Benefit; plus
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2.	any additional benefits due under a supplementary benefit rider attached to the Policy; minus
3.	any loan and accrued loan interest on the Policy; minus
4.	any overdue deductions if the death of the Insured occurs during the Grace Period.
The Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.
Death Benefit Options
The Policy provides two Death Benefit options: Option A and Option B. The Owner designates the Death Benefit option in the Application and may change it as described in "Change in Death Benefit Option." Under either option, the duration of the Death Benefit coverage depends upon the Policy's Net Cash Surrender Value (see Policy Duration).
Option A
The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy; and (b) the Policy Account Value as of the date of the Insured's death if this day is a Valuation Day, otherwise on the Valuation Day next following the Insured's date of death multiplied by the specified percentage shown in the table below:
Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%
For Attained Ages not shown, the percentages decrease pro rata for each full year.
Illustration of Option A - For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.
Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 x $400,000).
Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.
Option B
The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value; and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined as of the date of the Insured's death if this day is a Valuation Day, otherwise on the Valuation Day next following the Insured's date of death.)
Illustration of Option B - For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.
Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 x $500,000).
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Similarly, any time the Policy Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.
Which Death Benefit Option to Choose
If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.
Change in Death Benefit Option
After the second Policy Year at any time when the Death Benefit would be the Face Amount (if Option A is in effect) or the Face Amount plus the Policy Account Value (if Option B is in effect), the Owner may change the Death Benefit option in effect by sending NLIC a completed application for change. No charges will be imposed to make a change in the Death Benefit option. The effective date of any such change will be the Policy Processing Day on or next following the date NLIC receives the completed application for change.
If the Death Benefit option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.
If the Death Benefit option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.
A change in the Death Benefit option may affect the Net Amount at Risk over time, which, in turn, would affect the monthly cost of insurance charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.
The effects of these Death Benefit option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 and the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000 ($500,000 + $50,000) and a Net Amount at Risk of $500,000 ($550,000 - $50,000).
If the Death Benefit option is changed from Option B to Option A, the Face Amount will increase to $550,000, and the Death Benefit and Net Amount at Risk would remain the same.
If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, NLIC will not effect the change.
A change in the Death Benefit option may have federal income tax consequences. The Owner of a Policy should consult a tax advisor before changing the Death Benefit option.
How the Death Benefit May Vary
The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of: (a) the Face Amount plus the Policy Account Value; and (b) the Policy Account Value multiplied by the specified percentage.
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Ability to Adjust Face Amount
Subject to certain limitations, an Owner may generally, at any time after the 2nd Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to NLIC. The effective date of the increase or decrease will be the Policy Processing Day on or next following NLIC's approval of the request. An increase or decrease in Face Amount may have tax consequences, see Tax Treatment of Policy Benefits. The Owner of a Policy should consult a tax advisor before increasing or decreasing the Face Amount. The effects of changes in Face Amount on Policy charges, as well as other considerations, are described below.
Increase
A request for an increase in Face Amount may not be for less than $25,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period. To obtain the increase, the Owner must submit an application for the increase and provide Evidence of Insurability satisfactory to NLIC.
On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge for the increase in Face Amount. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.
An increase in the Face Amount will generally affect the total Net Amount at Risk, which will increase the monthly cost of insurance charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted (see Face Amount Increase Charge). In addition, different cost of insurance rates may apply to the increase in insurance coverage, see Monthly Deductions.
After increasing the Face Amount, the Owner will have the right: (a) during the Free-Look period following the effective date of the increase, to have the increase canceled and receive a credit or refund equal to the cost of insurance charge and the increase charge deducted for the increase; and (b) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by NLIC, see Transfers of Policy Account Value.
Decrease
The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount. A decrease in Face Amount will not be permitted if the Face Amount was increased during the prior 12-month period. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, NLIC will not affect the decrease.
A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease an Owner's monthly cost of insurance charges. A decrease in the Face Amount may result in the imposition of a Surrender Charge as of the Policy Processing Day on which the decrease becomes effective, see Surrender Charges.
Any Surrender Charge applicable to a decrease will be deducted from the Policy Account Value and the remaining Surrender Charge will be reduced by the amount deducted. The Surrender Charge will be deducted from each Subaccount and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.
For purposes of determining the cost of insurance charge and Surrender Charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.
Insurance Protection
An Owner may increase or decrease the insurance protection provided by the Policy (i.e., the Net Amount at Risk) in one of several ways, as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and by making a partial withdrawal of Net Cash Surrender Value. The consequences of each are summarized below.
A decrease in Face Amount will decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any Surrender Charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.
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An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and specified percentage. If the insurance protection is increased, Monthly Deductions will increase as well.
Under Death Benefit Option A, until the specified percentage of Policy Account Value exceeds the Face Amount, then: (a) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced; and (b) if the Owner reduced the premium payments from the current level, the amount of insurance protection will generally be increased.
Under Death Benefit Option B, until the specified percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.
Under either Death Benefit option, if the Death Benefit is the specified percentage of Policy Account Value, then: (a) if the Owner increases premium payments from the current level, the amount of insurance protection will increase; and (b) if the Owner reduces the premium payments from the current level, the amount of insurance protection will decrease.
A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. If Death Benefit Option A is in effect, the withdrawal will decrease the Policy's Face Amount by the amount withdrawn plus the partial withdrawal expense charge. If Death Benefit Option B is in effect, it will not reduce the amount of insurance protection unless the Death Benefit is based on the specified percentage of Policy Account Value. In this event, however, the decrease in the Death Benefit will be greater than the amount of a withdrawal.
An increase or decrease in the Policy's insurance protection may have tax consequences. The Owner of a Policy should consult a tax advisor before increasing or decreasing the insurance protection.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the Final Policy Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Payment and Allocation of Premiums
Issuance of a Policy
In order to purchase a Policy, an individual must submit an Application to NLIC through a licensed NLIC agent who is also a registered representative. If NLIC accepts the Application, a Policy will be issued in consideration of payment of the Minimum Initial Premium set forth in the Policy. The Minimum Face Amount of a Policy is $100,000. If the applicant submits the Application and/or initial premium to his or her agent, NLIC will not begin processing the purchase order until NLIC receives the Application and initial premium from the agent's broker-dealer.
NLIC reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued Policies. The maximum Face Amount for a Policy in New York State is $2,500,000. A Policy will be issued only with respect to Insureds who have an Issue Age of 80 or less and who provide NLIC with satisfactory Evidence of Insurability. Acceptance is subject to NLIC's underwriting rules. NLIC reserves the right to reject an Application for any reason permitted by law, see Distribution of Policies.
At the time the Application for a Policy is signed, an applicant can, subject to NLIC's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy. The amount of temporary insurance protection provided by NLIC may be less than the full amount of coverage that the Owner later receives.
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Amount and Timing of Premiums
No insurance will take effect until the Minimum Initial Premium is paid, the underwriting process has been completed, the Application has been approved, and the proposed Insured is alive and in the same condition of health as described in the Application. We begin to deduct monthly charges from the Policy Account Value on the Policy Issue Date. Prior to the Final Policy Date and while the Policy is in force, an Owner may make additional premium payments at any time and in any amount, subject to the limitations set forth below. Each premium payment must be for at least $25. If the Owner submits a premium payment to his or her agent, NLIC will not begin processing the premium until NLIC receives it from the agent's broker-dealer. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.
At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from NLIC at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the automatic payment plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed."
Any payments made while there is an outstanding Policy loan are considered loan repayments, unless NLIC is notified in writing that the amount is to be applied as a premium payment. The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount and frequency of premium payments. However, payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy may lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges and if a Grace Period expires without an adequate payment by the Owner.
Premium Limitations
The Code provides for exclusion of the death benefit from a beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a policy exceed such limits. NLIC has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, NLIC will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. NLIC will notify the Owner of available options with regard to the excess premium. If a satisfactory arrangement is not made, NLIC will refund this excess to the Owner. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value should still be excludable from gross income.
The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, NLIC will not effect such change, see Federal Income Tax Considerations. NLIC reserves the right to require satisfactory Evidence of Insurability before accepting a premium payment that would increase the Net Amount at Risk.
Refund of Excess Premium for Modified Endowment Contracts
At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract ("MEC"), NLIC will notify the Owner that the Policy will become a MEC unless the Owner requests a refund of the excess premium within 30 days after receiving the notice. If the Owner requests a refund, NLIC will deduct the Policy Account Value attributable to the excess premium, including any interest or earnings on the excess premium, from the Subaccounts and/or the Guaranteed Account in the same proportion as the premium was initially allocated to the Subaccounts and/or the Guaranteed Account. The excess premium paid, including any interest or earnings on the excess premium, will be returned to the Owner, see Federal Income Tax Considerations.
Allocation of Net Premiums
The Owner indicates in the Application how Net Premiums should be allocated among the Subaccount and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. NLIC allocates the Net Premiums as of the date it receives such premium at its Service Center according to the Owner's current premium allocation instructions, unless otherwise specified.
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The values of the Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.
Delay in Allocation
Certain states require NLIC to refund all payments, less any partial withdrawals and indebtedness, in the event the Owner cancels the Policy during the Free-Look period, see Free-Look Privileges. In those states, NLIC will allocate to the Money Market Subaccount any premiums the Owner requests be allocated to Subaccount(s) which are received at our Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date NLIC receives the Minimum Initial Premium. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the Application. NLIC invests all Net Premiums paid thereafter based on the allocation percentages then in effect.
Replacement of Existing Insurance
It may not be in an Owner's best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Owners should compare their existing insurance and the Policy carefully. Owners should replace their existing insurance only when they determine that the Policy is better for them. Owners may have to pay a surrender charge on their existing insurance, and the Policy will impose a new Surrender Charge period. Owners should talk to their financial professional or tax advisor to make sure the exchange will be tax-free. If an Owner surrenders his or her existing policy for cash and then buys the Policy, he or she may have to pay a tax, including possibly a penalty tax, on the surrender. Because NLIC will not issue the Policy until NLIC has received an initial premium from the Owner's existing insurance company, the issuance of the Policy may be delayed.
Policy Account Value
The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Subaccounts, the Guaranteed Account and the Loan Account. Policy Account Value varies from day to day, depending on the investment performance of the Subaccounts chosen by the Owner, interest NLIC credits to the Guaranteed Account, charges NLIC deducts, and any other transactions (e.g., transfers, partial withdrawals, and loans). Net Premiums are credited to the Policy Account Value on the basis of the unit value of a Subaccount next determined after NLIC's receipt of the Net Premium. NLIC does not guarantee a minimum Policy Account Value. The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge is the Cash Surrender Value.
The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.
Calculation of Policy Account Value
The Policy Account Value is determined first on the Policy Date and thereafter at the close of each Valuation Day. On the Policy Date, the Policy Account Value equals the Net Premiums received less any Monthly Deductions on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value is equal to:
1.	the Policy Account Value in each Subaccount, determined by multiplying the number of units of the Subaccount by the Subaccount's unit value on that date;
2.	the Policy Account Value in the Guaranteed Account; plus
3.	the Policy Account Value in the Loan Account.
Determination of Number of Units
Allocated Net Premiums, or Policy Account Value transferred to a Subaccount are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units of a Subaccount at any time equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.
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Determination of Unit Value
The unit value of a Subaccount on any Valuation Day is equal to the unit value on the immediately preceding Valuation Day multiplied by the net investment factor for that Subaccount on that Valuation Day.
Net Investment Factor
The net investment factor for each Subaccount measures the investment performance of a Subaccount from one Valuation Day to the next.
The factor increases to reflect investment income and capital gains, realized and unrealized, for the shares of the underlying Portfolio. The factor decreases to reflect any capital losses, realized or unrealized, for the shares of the underlying Portfolio as well as the asset charge for mortality and expense risks.
The asset charge for mortality and expense risks will be deducted in determining the applicable net investment factor.
Policy Duration
Policy Lapse
The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and other charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy may lapse and terminate without value. If the Policy enters a Grace Period, NLIC will mail a notice to the Owner's last known address. Notwithstanding the foregoing, during the first two Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid.
The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by NLIC indicating that the Grace Period has begun. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, the Owner must, during the Grace Period, make a premium payment equal to three Monthly Deductions. The notice sent by NLIC will specify the payment required to keep the Policy in force. If the Insured dies during the Grace Period, NLIC will pay the Insurance Proceeds.
Reinstatement
A Policy that lapses may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting Evidence of Insurability satisfactory to NLIC and payment of an amount sufficient to keep the Policy in force for at least three months following the date that the reinstatement application is approved. Upon reinstatement, the Policy Account Value is based upon the premium paid to reinstate the Policy. A reinstated Policy has the same Policy Date as it had prior to the lapse.
Disruptive Trading
Neither the Policies nor the Portfolios are designed to support active trading strategies that require frequent movement between or among Subaccounts, sometimes referred to as market-timing, short-term trading, or disruptive trading. NLIC discourages, and will take action to deter, disruptive trading in the Policies because the frequent movement between or among Subaccounts may negatively impact other Policy Owners. Short-term trading can result in:
•	the dilution of the value of Policy Owners' interests in the Portfolio;
•	Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and
•	increased administrative costs due to frequent purchases and redemptions.
To protect Policy Owners from the negative impact of these practices, NLIC has implemented, or reserves the right to implement, several processes and restrictions aimed at eliminating the negative impact of disruptive trading strategies. NLIC cannot guarantee that these attempts to deter active trading strategies will be successful. If active trading strategies are not successfully deterred by NLIC's actions, the performance of the Subaccounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Subaccount will bear any resulting increased costs.
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Redemption Fees
Some Portfolios assess a short-term trading fee in connection with transfers from a Subaccount that occur within 60 days after the date of the allocation to that Subaccount. The fee is assessed against the amount transferred and is paid to the Portfolio. Redemption fees compensate the Portfolio for any negative impact on fund performance resulting from short-term trading, see Short-Term Trading Fees.
U.S. Mail Restrictions
NLIC monitors transfer activity in order to identify those who may be engaged in disruptive trading practices. Transaction reports are produced and examined. Generally, a Policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of transfers in a given period. NLIC considers each telephone, fax, email, or written request to be a single transfer, regardless of the number of Subaccounts involved.
As a result of this monitoring process, NLIC may restrict the method of communication by which transfer orders will be accepted. In general, NLIC will adhere to the following guidelines:
Trading Behavior	Our Response
six or more transfers in one calendar quarter	NLIC will mail a letter to the Policy Owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfers exceed 11 in two consecutive calendar quarters or 20 in one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfers in two consecutive calendar quarters OR More than 20 transfers in one calendar year	NLIC will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
Each January 1st, NLIC will restart the monitoring, so that each Policy starts with zero transfers at the beginning of each calendar year, see Other Restrictions.
Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple NLIC policies and/or contracts pursuant to trading authority granted or conveyed by multiple Policy Owners. NLIC will generally require these multi-contract advisors to submit all transfer requests via U.S. mail.
Other Restrictions
NLIC reserves the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Policy Owners, Payees, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners, or 3rd parties acting on their behalf. In particular, trading strategies designed to avoid or take advantage of NLIC's monitoring procedures, and other measures aimed at curbing harmful trading practices, that are determined by NLIC to constitute harmful trading practices, may be restricted. In the event a restriction NLIC imposes results in a transfer request being rejected, NLIC will notify the policy owner the transfer request has been rejected. If a short-term trading fee is assessed on the transfer, NLIC will provide the policy owner a confirmation of the amount of the fee assessed. Any restrictions that NLIC implements will be applied consistently and uniformly. Some transfers do not count as transfers for purposes of monitoring for disruptive trading, see Transfers of Policy Account Value.
Portfolio Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, NLIC is required to enter into written agreements with the Portfolios which allow them to:
1.	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of policy owners;
2.	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and
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3.	instruct NLIC to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the Portfolio (whose policies may be more restrictive than NLIC's policies).
NLIC is required to provide such transaction information to the Portfolios upon their request. In addition, NLIC is required to restrict or prohibit further purchases or exchange requests upon instruction from the Portfolios. NLIC and any affected policy owner may not have advance notice of such instructions from a Portfolio to restrict or prohibit further purchases or exchange requests. If a Portfolio refuses to accept a purchase or exchange request submitted by NLIC, NLIC will keep any affected policy owner in their current Portfolio allocation.
Transfers of Policy Account Value
Transfers
The Owner may transfer the Policy Account Value between and among the Subaccounts and the Guaranteed Account by making a transfer request to NLIC. The amount transferred must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount may be transferred.
After 12 transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in each telephone, fax, email, or written request are treated as one transfer. Transfers are made as of the date NLIC receives a written request at its Service Center. Some transfers are not subject to a transfer charge and do not count as one of the 12 "free" transfers in any Policy Year. We may restrict the quantity and the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners, see Disruptive Trading. Under present law, transfers are not taxable transactions.
Special Transfer Right
During the first two years following the Issue Date, the Owner may, on one occasion, transfer the entire Policy Account Value in the Subaccounts to the Guaranteed Account. The transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Conversion Privilege for Increase in Face Amount
During the first two years following an increase in Face Amount, the Owner may, on one occasion, without Evidence of Insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. Such an exchange may, however, have federal income tax consequences, see Tax Treatment of Policy Benefits. Premiums under this new policy will be based on the sex, Attained Age, and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same face amount and issue date as the amount and effective date of the increase. NLIC will refund the Monthly Deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion and the expense charge for such increase. The transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Transfer Right for Change in Investment Policy of a Subaccount
If the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount or to the Guaranteed Account. NLIC will not assess a transfer charge in connection with the transfer and the transfer will not count as a transfer for purposes of assessing a transfer fee. However, the transfer will count as a transfer for purposes of monitoring for disruptive trading.
Automatic Asset Rebalancing
Automatic Asset Rebalancing is a feature, which, if elected, authorizes periodic transfers of Policy Account Values among the Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. NLIC reserves the right to suspend Automatic Asset Rebalancing at any time, for any class of Policies, for any reason. There is no additional charge for this program. Automatic asset rebalancing transfers do not count as transfers for purposes of assessing the transfer fee. However, automatic asset rebalancing transfers do count as transfers for purposes of monitoring for disruptive trading.
Dollar Cost Averaging
Dollar Cost Averaging is a program that, if elected, enables the Owner to systematically and automatically transfer, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount or the Guaranteed Account. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of short-term market fluctuations. NLIC, however, makes no guarantee that
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Dollar Cost Averaging will result in a profit or protect against loss. There is no additional charge for this program. NLIC reserves the right to discontinue offering automatic transfers upon 30 days written notice to the Owner. Dollar cost averaging transfers do not count as transfers for purposes of assessing the transfer fee and do not count as transfers for purposes of monitoring for disruptive trading.
Free Look Privileges
Free Look for Policy
The Policy provides for an initial Free Look period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; or (c) 10 days after NLIC mails the Notice of Withdrawal Right to the Owner. Upon giving written notice of cancellation and returning the Policy to NLIC's Service Center, to one of NLIC's other offices, or to the NLIC representative from whom it was purchased, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by NLIC at its Service Center or the NLIC representative through whom the Policy was purchased; (ii) any Premium Expense Charges deducted from premiums paid; (iii) any Monthly Deductions charged against the account; (iv) any mortality and expense risk charges deducted from the value of the net assets of the Separate Account; and (v) any advisory fees and any other fees and expenses of the Funds. A refund of all premiums paid is made for Policies delivered in states that require such a refund. NLIC may postpone payment of the refund under certain conditions. If the policy is canceled, we will treat the policy as if it was never issued. If we do not receive your policy at our home office on the close of business on the date the free look period expires, you will not be permitted to cancel your policy free of charge. If the Policy is cancelled, we will treat the Policy as if it was never issued.
Free Look for Increase in Face Amount
Any requested increase in Face Amount is also subject to a Free Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed; (b) 10 days after the Owner receives the new Policy schedule pages reflecting the increase; or (c) 10 days after NLIC mails a Notice of Withdrawal Right to the Owner. Upon requesting cancellation of the increase, an amount equal to all cost of insurance charges attributable to the increase plus the Face Amount increase charge will be credited to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount. NLIC may postpone payment of the refund under certain conditions. If the Face Amount increase is canceled, NLIC will treat the Face Amount increase as if it was never issued. If NLIC does not receive the Owner's requested cancellation of the increase in Face Amount at the Service Center on the close of business on the date the free look period expires, the Owner will not be allowed to cancel the policy free of charge.
Loan Privileges
General
The Owner may at any time after the Issue Date borrow money from NLIC using the Policy Account Value as the security for the loan. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms.  Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud.  Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice.  Contact the Service Center for current limitations and restrictions. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.
Interest Rate Charged
Interest is charged on Policy loans at an effective annual rate of 6%.
Allocation of Loans and Collateral
The Owner may specify that NLIC transfer the amount of a Policy loan from specific Subaccounts, but may not request that NLIC transfer this amount from the Guaranteed Account. However if the Owner does not specify Subaccounts, NLIC will allocate the amount of a Policy loan among the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made. Transfers to and from the Loan Account do not count as transfers for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
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The collateral for a Policy loan is the loan amount plus accrued interest to the next Policy Anniversary, less interest at an effective annual rate of 4%, which is earned to such Policy Anniversary. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.
Interest Credited to Loan Account
As long as the Policy is in force, NLIC credits the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year that follows the date of determination. Loan interest credited is transferred to the accounts: (a) when loan interest is added to the loaned amount; (b) when a loan repayment is made; and (c) when a new loan is made. NLIC currently credits 4.5% interest annually to the amount in the Loan Account until the Policy's 10th anniversary or until Attained Age 60, whichever is later, and 5.75% annually thereafter. The tax consequences of a Policy loan after the later of a Policy's 10th anniversary or Attained Age 60 are less clear. Owners should consult a tax advisor with respect to such consequences.
Effect of Policy Loans
A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the Death Benefit. Loan amounts are not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. The amount of any outstanding Policy loan and accrued interest will be deducted in determining the Net Cash Surrender Value or Insurance Proceeds at death.
Loan Repayments
An Owner may repay all or part of a Policy loan at any time while the Insured is alive and the Policy is in force. Unless prohibited by a particular state, NLIC will assume that any payments made while there is an outstanding loan is a loan repayment, unless it receives written instructions that the payment is a premium payment. Repayments up to the amount of the outstanding loan are allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary. Failure to repay a loan or to pay loan interest will not cause the Policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the Monthly Deduction due, see Policy Duration.
Tax Considerations
Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income (see Distributions from Policies Classified as Modified Endowment Contracts). Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause the Policy to lapse. If the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse tax consequences, see Tax Treatment of Policy Benefits.
Surrender Privilege
At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Owner must complete and sign the NLIC surrender form and send it to the Service Center. Owners may obtain the surrender form by calling (800) 688-5177. The Net Cash Surrender Value is determined as of the date NLIC receives the surrender form at the Service Center if it received on a Valuation Day. Otherwise, the Net Cash Surrender Value will be determined on the Valuation Day next following NLIC's receipt of the surrender form. At the time the Net Cash Surrender Value is determined, coverage under the Policy will end. NLIC generally will pay the Net Cash Surrender Value to the Owner within seven days after NLIC receives the signed surrender request. NLIC may postpone payment of surrenders under certain conditions. NLIC will assess a Surrender Charge if the Policy is surrendered before the 10th Policy Year, see Surrender Charges. A surrender may  Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud.  Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice.  Contact the Service Center for current limitations and restrictions.
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Policy Restoration after a Full Surrender
Prior to the Insured's death, Nationwide will permit restoration of a surrendered policy pursuant to established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges, see Policy Restoration Procedure in the Statement of Additional Information.
Partial Withdrawal Privilege
After the first Policy Year, at any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The Owner must complete and sign the NLIC surrender form and send it to the Service Center. The minimum amount that may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of Surrender Charges.
NLIC will process each partial withdrawal on the date it receives the Owner's request if this is a Valuation Day, otherwise on the Valuation Day next following NLIC's receipt of the request. NLIC generally will pay a partial withdrawal request within seven days after the Valuation Day when NLIC receives the request. NLIC may postpone payment of partial withdrawals under certain conditions.
The Owner may specify that NLIC allocate the withdrawn amount and withdrawal charge from specific Subaccounts but may not request that NLIC allocate this amount from the Guaranteed Account. If the Owner does not specify any Subaccounts, the withdrawn amount and withdrawal charge will be allocated based on the proportion that the Policy Account Value in any Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.
The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value, see Death Benefit Options.
Option A
The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:
•	if the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.
•	for the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.
•	under Option A, a Policy with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the Owner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975 ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).
•	if the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of: (a) the Face Amount after the partial withdrawal; and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and expense charge.
•	under Option A, a Policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the Owner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000 ($300,000 - $49,975 - $25) and the Face Amount to $250,025 ($300,000 - $49,975). The Death Benefit is the greater of: (a) the Face Amount of $250,025; and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 x 2.5). Therefore, the Death Benefit will be $625,000.
Option B
The effect of a partial withdrawal on the Face Amount and Death Benefit under Option B can be described as follows:
•	the Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.
•	if the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.
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•	under Option B, a Policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000 ($300,000 + $90,000). Assume the Owner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975 ($90,000 - $20,000 - $25) and the Death Benefit to $369,975 ($300,000 + $69,975). The Face Amount is unchanged.
•	if the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Death Benefit will be reduced to equal the greater of: (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge; and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.
•	under Option B, a Policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000 ($300,000 x 2.5). Assume the Owner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death Benefit to the greater of: (a) the Face Amount plus the Policy Account Value $450,000 ($300,000 + $150,000); and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 x 2.5). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.
Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.
Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk, which is used to calculate the cost of insurance charge under the Policy, see Cost of Insurance.
A request for partial withdrawal may not be allowed if or to the extent that such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, NLIC will not allow such partial withdrawal.
A partial withdrawal of Net Cash Surrender Value may have federal income tax consequences, see Tax Treatment of Policy Benefits.
 Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud.  Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice.  Contact the Service Center for current limitations and restrictions.
Accelerated Death Benefit Rider
Under the Accelerated Death Benefit Rider, the Owner may receive an accelerated payment of part of the Policy's Death Benefit in the form of a Policy loan when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Owners who elected the Rider prior to November 13, 2001 (or such other date pursuant to state availability), the Rider also permits the Owner to receive this accelerated payment if the Insured has been confined to a nursing care facility for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life.
There is no additional charge for this Rider. However an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding Policy loan and on the Death Benefit lien. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Long-Term Care Benefit Riders
NLIC offers three Long-Term Care Benefit Riders under the Policy: the Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider"), the Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider"), and the Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider"). If the Owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider is also added. The Owner may also elect the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
Under these riders, the Owner may receive periodic payments of a portion of the Death Benefit if the Insured becomes "chronically ill" so that the Insured:
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1.	is unable to perform at least two activities of daily living without substantial human assistance for a period if at least 90 days due to a loss a functional capacity; or
2.	requires substantial supervision to protect the Insured from threats to heath and safety due to his or her own severe cognitive impairment.
The Long-Term Care Benefit Riders also provide for the payment of monthly premiums (equal on an annual basis to the Minimum Annual Premium specified on the Policy schedule) up to the date specified on the Policy schedule, and the waiver of Monthly Deductions after that date, as well as a residual Death Benefit.
Additionally, these provide for periodic reimbursements of expenses incurred for "qualified long-term care services" following the full payment of the acceleration death benefit.
Each of the Long-Term Care Benefit Riders imposes a monthly charge on either the Net Amount at Risk under the Policy or the coverage amount of the rider. Depending on the rider, the charge may be at a rate that varies based on the Attained Age and sex of the Insured and increases annually as the Insured ages, or may be level for the duration of the rider based on the age of the Insured when the rider is issued. If the Owner increases the rider coverage amount, a new charge based on the Attained Age of the Insured at that time may apply to the increase. NLIC may increase the rates for these charges on a class basis. Once NLIC begins to pay benefits, NLIC waives the charge under certain of the riders until the Insured no longer qualifies for rider benefits and is not chronically ill.
There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. NLIC believes that benefits payable under the LTC Acceleration Rider and the LTC Extended Rider should be excludable from gross income under the Code. The exclusion of the LTC Acceleration Rider and the LTC Extended Rider benefit payments from taxable income, however, is contingent on each rider meeting specific requirements under the Code. While guidance is limited, NLIC believes that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.
The Owner will be deemed to have received a distribution for tax purposes each time a deduction is made from the Policy Account Value to pay charges for the LTC Acceleration Rider or the LTC Extended Rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. In addition, the implications to the Policy's continued qualification as a life insurance contract for federal tax purposes due to any reductions in Death Benefits under the Policy resulting from a benefit payment under the LTC Acceleration Rider are unclear. Owners should consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Charges and Deductions
Charges will be deducted in connection with the Policy to compensate NLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of contracts.
Premium Expense Charge
Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge, which consists of:
Premium Tax Charge
Various states and some of their subdivisions impose a tax on premiums received by insurance companies. A charge is deducted from each premium payment to compensate NLIC for paying state premium taxes. Premium taxes vary from state to state but range from 0% to 4.0% of each premium payment. (Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%). A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence.
Percent of Premium Sales Charge
A percent of premium charge not to exceed 3% is deducted from each premium payment to partially compensate NLIC for federal taxes and the cost of selling the Policy. Currently, NLIC deducts 1.5% percent from each premium payment.
The Premium Expense Charge is a percentage of each premium payment. This means that the greater the amount and frequency of premium payments the Owner makes, the greater the amount of the Premium Expense Charge NLIC will assess.
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Surrender Charges
A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the 10th Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the 10th Policy Year. An Additional Surrender Charge, which is an Additional Deferred Administrative Charge and an Additional Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time within 10 years after the effective date of an increase in Face Amount. A portion of an Additional Surrender Charge also is deducted if the related increase of Face Amount is decreased within 10 years after such increase took effect.
These surrender charges are designed partially to compensate NLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records and Policy issue. NLIC does not expect the surrender charges to cover all of these costs. To the extent that they do not, NLIC will cover the shortfall from its General Account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.
Deferred Administrative Charge
The Deferred Administrative Charge is as follows:
	Charge per $1,000 Face Amount
Policy Year	Issue Ages
	1-5	15	25	35-80
1-6	0	$1.00	$2.00	$ 3.00
7	0	0.80	1.60	2.40
8	0	0.60	1.20	1.80
9	0	0.40	0.80	1.20
10	0	0.20	0.40	0.60
11	0	0	0	0
For Issue Ages not shown, the charge will increase pro rata for each full year.
The actual Deferred Administrative Charge is the charge described above less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.
Deferred Sales Charge
The Deferred Sales Charge will not exceed the maximum Deferred Sales Charge specified in the Policy. The Deferred Sales Charge equals the lesser of a or b (and less any Deferred Sales Charge previously paid at the time of any prior decrease in Face Amount), where:
a	=	27% of all premiums received during the 1st Policy Year up to the Target Premium plus 6% of all other premiums paid to the date of surrender or lapse; or
b	=	the following percentage of Target Premium:

Policy Year	% of Target Premium for the Initial Face Amount
1-6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%
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Additional Deferred Sales Charge
An Additional Deferred Sales Charge is associated with each increase in Face Amount. Each Additional Deferred Sales Charge is calculated in a manner similar to the Deferred Sales Charge associated with the Initial Face Amount. The Additional Deferred Sales Charge equals the lesser of a or b (and less any Additional Deferred Sales Charge for such increase previously paid at the time of any prior decrease in Face Amount), where:
a	=	27% of all premiums received for the increase up to the first Target Premium for that increase during the first 12 Policy months after the increase plus 6% of all premiums thereafter; or
b	=	the following percentage of Target Premium:

Policy Year	% of Target Premium for the Initial Face Amount
1-6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%
The maximum Target Premium for any Policy is $65.76 per $1,000 of Face Amount.
Surrender Charge Upon Decrease in Face Amount
A Surrender Charge may be deducted on a decrease in Face Amount. In the event of a decrease, the Surrender Charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the Surrender Charge will be applied in the following order: (1) the most recent increase; followed by (2) the next most recent increases, successively; and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.
Allocation of Surrender Charges
The Surrender Charge and any Additional Surrender Charge will be deducted from the Policy Account Value. For Surrender Charges resulting from Face Amount decreases, that part of any such Surrender Charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.
NLIC will waive the surrender charge of the policy if the policy owner elects to surrender it in exchange for a plan of permanent fixed life insurance subject to the following:
•	the exchange and waiver may be subject to the policy owner providing NLIC with new evidence of insurability and underwriting approval; and
•	the policy owner has not elected any of these Riders:
1.	Disability Waiver of Premium Rider;
2.	Disability Waiver Benefit Rider; or
3.	any Long-term Care Benefit Rider.
NLIC may impose a new surrender charge on the policy received in the exchange.
Monthly Deductions
Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate NLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components – (a) the cost of insurance; (b) administrative charges; (c) insurance underwriting and expenses in connection with issuing the Policy (Initial Administrative Charge); and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Subaccounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions
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chosen by the Owner at the time of application, or as later changed by NLIC pursuant to the Owner's written request. If NLIC cannot make a Monthly Deduction on the basis of the allocation schedule then in effect, NLIC makes the deduction based on the proportion that the Owner's Guaranteed Account value and the value in the Owner's Subaccounts bear to the total unloaned Policy Account Value.
Cost of Insurance
Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. NLIC will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy month.
The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option chosen, partial withdrawals, and decreases in Face Amount. The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.
A cost of insurance is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the cost of insurance charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the most recent Face Amount increase will be used for the amount of the Death Benefit in excess of the total Face Amount.
Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner. NLIC expects to profit from cost of insurance charges and may use these profits for any lawful purpose including covering distribution expenses.
Cost of Insurance Rate
The cost of insurance rate is based on the Attained Age, sex, Premium Class of the Insured, and Duration. The actual monthly cost on insurance rates will be based on NLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states that require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, sex, and Premium Class and Duration.
Premium Class
The Premium Class of the Insured will affect the cost of insurance rates. NLIC uses an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured. NLIC currently places Insureds into one of three standard classes – preferred, nonsmoker, and smoker – or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.
Initial Administrative Charge
An Initial Administrative Charge of $17.50 is deducted from Policy Account Value on the Policy Date and on each of the next 11 Policy Processing Days.
Monthly Administrative Charge
A Monthly Administrative Charge is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse NLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.
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Additional Benefit Charges
The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable rider.
Face Amount Increase Charge
If the Face Amount is increased, an increase charge may be deducted from the Policy Account Value on the effective date of such increase. This charge is currently $0.00. This charge may be increased, but in no event will it be greater than $50 plus $3.00 per $1,000 Face Amount increase. Any face amount increase charge will be deducted from the accounts based on the allocation for Monthly Deductions in effect at such time. This charge is intended to reimburse NLIC for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy.
Partial Withdrawal Charge
A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate NLIC for the administrative costs in effecting the requested payment and in making all calculations that may be required by reason of the partial withdrawal.
Transfer Charge
After 12 transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate NLIC for the costs of processing such transfers.
The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar Cost Averaging, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Subaccount to other Subaccounts. These transfers will not count against the 12 free transfers in any Policy Year.
Mortality and Expense Risk Charge
A daily charge will be deducted from the value of the net assets of the Subaccounts to compensate NLIC for mortality and expense risks assumed in connection with the Policy. This charge currently is deducted at an annual rate of 0.65% (or a daily rate of .0017808%) of the average daily net assets of each Subaccount. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Subaccount. The mortality risk assumed by NLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.
If the mortality and expense risk charge proves insufficient, NLIC will provide for all death benefits and expenses and any loss will be borne by NLIC. Conversely, NLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.
Short-Term Trading Fees
Some Portfolios may assess (or reserve the right to assess) a short-term trading fee (or "redemption fee") in connection with transfers from a Subaccount that occur within 60 days after the date of allocation to the Subaccount.
Short-Term Trading Fees are intended to compensate the Portfolio (and Policy Owners with interests allocated in the Portfolio) for the negative impact on fund performance that may result from frequent, short-term trading strategies. Short-Term Trading Fees are not intended to affect the large majority of Policy Owners not engaged in such strategies.
Any Short-Term Trading Fee assessed by any Portfolio available in conjunction with the Policies described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading. Short-Term Trading Fees will only apply to those Subaccounts corresponding to Portfolios that charge such fees (see Portfolio prospectus). Any Short-Term Trading Fees paid are retained by the Portfolio and are part of the Portfolio's assets. Policy Owners are responsible for monitoring the length of time allocations are held in any particular Subaccount. NLIC will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.
For a complete list of the Portfolios offered under the Policy that assess (or reserve the right to assess) a Short-Term Trading Fee, refer to the list of available Portfolios in Appendix A: Portfolio Information.
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If a redemption fee is assessed, the Portfolio will charge the Variable Account 1% of the amount determined to be engaged in short-term trading. The Variable Account will then pass the Short-Term Trading Fee on to the specific Policy Owner that engaged in short-term trading by deducting an amount equal to the redemption fee from that Policy Owner's Subaccount value. All such fees will be remitted to the Portfolio; none of the fee proceeds will be retained by the Variable Account or NLIC.
When multiple Net Premiums (or exchanges) are made to a Subaccount that is subject to Short-Term Trading Fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees. In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.
Some transactions are not subject to the short-term trading fees. Transactions that are not subject to short-term trading fees include:
•	scheduled and systematic transfers, such as Dollar Cost Averaging and Automatic Asset Rebalancing;
•	Policy loans or surrenders; and
•	payment of the Insurance Proceeds upon the Insured's death.
New share classes of certain currently available Portfolios may be added as investment options under the Policy. These new share classes may require the assessment of Short-Term Trading Fees. When these new share classes are added, new Net Premiums and exchange reallocations to the Portfolios in question may be limited to the new share class.
Loan Interest Charge
Loan interest is charged in arrears on the amount of an outstanding Policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. NLIC charges an annual interest rate of 6.00% on Policy loans.
After offsetting the 4.00% interest NLIC guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually). Moreover:
•	after offsetting the 4.50% NLIC currently credits to the Loan Account during the first 10 Policy Years or until Attained Age 60, whichever is later, the net cost of loans is 1.50% (annually); and
•	after offsetting the 5.75% interest NLIC currently credits to the Loan Account after the 10th Policy Anniversary or Attained Age 60, whichever is later, the net cost of loans is 0.25% (annually).
Other Charges
The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described in the Funds' prospectuses.
The Guaranteed Account
An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of NLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. NLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor NLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither NLIC's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts that are included in this prospectus are for prospective Owners' information and have not been reviewed by the SEC.
The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of NLIC's General Account, NLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to NLIC's general liabilities from business operations.
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Minimum Guaranteed and Current Interest Rates
The Guaranteed Account value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. NLIC will credit the Guaranteed Account value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since NLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, NLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of NLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Subaccount, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method.
NLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).
Calculation of Guaranteed Account Value
The Guaranteed Account value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.
Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.
Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months, see Payment of Policy Benefits.
Transfers from the Guaranteed Account
Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at its Service Center.
It is important to remember any guaranteed benefits or interest crediting associated with the Guaranteed Account is subject to our claims paying ability.
Ownership and Beneficiary Rights
The Owner is the Insured unless a different Owner is named in the Application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by NLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may result in tax consequences. Any assignment must be in writing and will become effective on the date we record it at our home office. All assignments will be subject to our approval, any outstanding policy loans, policy liens, garnishments, court orders, and any previous assignments.
The principal right of the Beneficiary is the right to receive the Proceeds under the Policy.
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Modifying the Policy
Any modification or waiver of NLIC's rights or requirements under the Policy must be in writing and signed by NLIC's president or a vice president. No agent may bind NLIC by making any promise not contained in the Policy.
Upon notice to the Owner, NLIC may modify the Policy:
•	to conform the Policy, NLIC's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, NLIC, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account's operation.
If NLIC modifies the Policy, NLIC will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, NLIC reserves the right to amend the provision to conform with these laws.
Contacting the Service Center
Written requests for transactions, information, paperwork or other services are accepted at NLIC's Service Center at P.O. Box 182928, Columbus, Ohio 43218-2928.
In addition to written requests, transfers, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right, and partial withdrawals (fax and email only) may be made based upon instructions given by telephone, fax, and email, provided the appropriate election has been made at the time of application or proper authorization is provided to NLIC. NLIC reserves the right to suspend telephone, fax, and email privileges at any time for any class of Policies, for any reason. Contact the Service Center for telephone requests at 1-800-688-5177 and at 1-888-677-7393 for fax requests.
NLIC will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and email are genuine, and if NLIC follows such procedures, it will not be liable for any losses due to unauthorized or fraudulent instructions. NLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures NLIC will follow for telephone, fax, and email transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.
Telephone, fax, and email may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or NLIC's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although NLIC has taken precautions to help its systems handle heavy use, NLIC cannot promise complete reliability under all circumstances. If problems arise, the request should be made in writing to the Service Center.
If the Owner is provided a personal identification number ("PIN") in order to execute electronic transactions, the Owner should protect his or her PIN because self-service options will be available to the Owner's agent of record and to anyone who provides the Owner's PIN. NLIC will not be able to verify that the person providing instructions by telephone, fax, or email is the Owner or authorized by the Owner.
Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order. Good order generally means that all necessary information to process the request is complete and in a form acceptable to NLIC. If a request is not in good order, NLIC will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. NLIC reserves the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center. On any day the post office is closed, NLIC is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
NLIC's variable life insurance business is highly dependent upon the effective operation of its computer systems and those of its business partners, so its business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries and other affiliated or third-party service providers may adversely affect NLIC and policy values. For instance, cyber-attacks may interfere with the ability of NLIC to process policy transactions, including the processing of
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orders from NLIC's website or with the underlying mutual funds, impact NLIC's ability to calculate Policy Account Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject NLIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There can be no assurance that NLIC or the underlying mutual funds or NLIC's service providers will avoid losses affecting policies due to cyber-attacks or information security breaches in the future.
Split Dollar Arrangements
The Owner or Owners may enter into a split dollar arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Policy proceeds) are split between the parties. There are different ways of allocating such rights.
For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any death proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the death proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.
No transfer of Policy rights pursuant to a split dollar arrangement will be binding on NLIC unless in writing and received by NLIC.
New Guidance on Split Dollar Arrangements
On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split dollar life insurance arrangement should consult legal counsel.
In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split dollar arrangements. The parties who elect to enter into a split dollar arrangement should consult their own tax advisors regarding the tax consequences of such an arrangement, and before entering into or paying additional premiums with respect to such arrangements.
Dividends
The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid under one of the following options:
a)	paid in cash; or
b)	applied as a scheduled or unscheduled Net Premium.
The Owner must choose an option at the time the Application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to NLIC.
Supplementary Benefits
The following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and most must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deduction. (See the Fee Table for more information concerning rider expenses.)
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An Owner's agent can help determine whether any of the riders are suitable. For example, an Owner should consider a number of factors when deciding whether to purchase coverage under the base Policy only or in combination with the Other Insured Convertible Term Life Insurance rider. Even though the death benefit coverage may be the same (regardless of whether an Owner purchases coverage under the Policy only or in combination with this rider), there may be important cost differences between the Policy and the rider. The most important factors that will affect an Owner's decision are: (a) the amount of premiums an Owner pays; (b) the cost of insurance charges under the Policy and under the rider; (c) the investment performance of the Subaccounts in which an Owner allocates premiums; (d) an Owner's level of risk tolerance; and (e) the length of time an Owner plans to hold the Policy. Owners should carefully evaluate all of these factors and discuss all of these options with their agents. For more information on electing a rider, contact the Service Center for a free copy of the SAI and for personalized illustrations that show different combinations of the Policy with various riders. These riders may not be available in all states. Please contact the Service Center for further details.
NLIC currently offers the following riders under the Policy:
•	Accelerated Death Benefit;
•	Disability Waiver Benefit;
•	Disability Waiver of Premium Benefit;
•	Change of Insured;
•	Children's Term;
•	Long-Term Care Benefit, which includes:
❍	Long-Term Care Acceleration Benefit;
❍	Long-Term Care Waiver Benefit; and
❍	Long-Term Care Extended Insurance Benefit;
•	Other Insured Convertible Term Life Insurance; and
•	Final Policy Date Extension.
Federal Income Tax Considerations
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. In addition, each donor is allowed a credit against the tax on five million dollars in lifetime gifts (calculated after taking into account the applicable exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.
The American Taxpayer Relief Act ("ATRA") enacted on January 1, 2013, permanently provides for a maximum federal estate tax rate of 40% with an annually inflation adjusted $5 million exemption for estates of persons dying after December 31, 2012.
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Under current law, an unlimited marital deduction is available for federal estate tax purposes for certain amounts that pass to the surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions. As with the estate tax, ATRA permanently provides for a GSTT tax rate of 40% with an annually inflation adjusted $5 million exemption.
State and Local Taxes
State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in every policy owner's case, state by state differences of these taxes preclude a useful description of them in this prospectus.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift tax.
Investment Gain in the Policy
The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide will monitor the policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, Nationwide will take whatever steps are available to remain in compliance.
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Based on the above, the policy should be treated as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums. If the policy is not issued as a modified endowment contract, Nationwide will monitor it and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment policy. Otherwise, Nationwide will reject the requested action or refund any Premium paid in excess of the modified endowment limits.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy, based on the policy owner's individual facts and circumstances.
In general, interest the policy owner pays on a loan from a policy will not be deductable. Also, if a loan from a policy that is not a modified endowment contract is outstanding when the policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking a policy loan, the policy owner should consult a tax advisor as to the tax consequences.
When the Policy is Life Insurance that is a Modified Endowment Contract
Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the 'investment in the contract' (generally, the net Premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.
When the Policy is Life Insurance that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.
Distributions from life insurance policies that are not modified endowment contracts generally are treated as being first from the investment in the contract, and then from the income in the policy. Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.
However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to
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Section 7702(f)(7) of the Code. The policy owner should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.
In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrendering the Policy; Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or are deemed received upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Effective January 1, 2013, Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly, or qualifying widow(er) with dependent child)); $125,000 (married filing separately); or $200,000 (single, or head of household (with qualifying person)). The threshold for an estate or trust that is subject to the surtax is generally equal to the dollar amount at which the highest tax bracket under section 1(e) begins for the taxable year; for 2015, that amount is $12,300.
Modified adjusted gross income is equal to gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner's modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable distributions from, and gain from the sale or surrenders of, life insurance policies.
Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Internal Revenue Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes are includible in modified adjusted gross income.
Sale of a Life Insurance Policy
If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income. In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of debt) over the owner's basis in the policy. The portion of the gain that is equal to the excess of the cash surrender value over the investment in the contract would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period. The ruling also concluded that the amount of gain resulting from the sale of a life insurance policy is equal to the excess of the amount received over the owner's basis in the policy (the investment in the contract reduced by the cost of insurance previously paid out of the cash value). Consequently, a sale may result in more gain than a surrender for the same amount.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full. If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code
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Section 1035. To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy. Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Taxation of Death Benefits
Federal Income Tax
The death benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid.
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policy owner for the policy. Consequently, under this general rule, the entire death benefit, less the cost to the policy owner, will be taxable. Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.
There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied. First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.
Second, if proper notice and consent are given and received and, at the time that the policy is issued, the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
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Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within 3 years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
Terminal Illness
Certain distributions made under a policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are treated as death proceeds, see Taxation of Death Benefits.
Long-Term Care Insurance
A long-term care rider issued with a life policy or one that is subsequently added to the policy is intended to meet the requirements of a qualified long-term care insurance contract as specified under Section 7702B of the Internal Revenue Code. Payments made under the qualified long-term care rider will generally be excluded from income under the Code.
Payment of long-term care rider charges will be made through deductions from the cash value of the life policy. These deductions from the cash value are considered to be distributions from the life policy for federal tax purposes. The federal tax treatment of such distributions are governed by section 72(e)(11) which provides that the deductions will reduce the investment in the contract and will not be included in income even if the policy owner has recovered all of their investment in the contract.
The payment of LTC benefits made to the policy owner of the long-term care rider will be reported on a Form 1099-LTC. In addition, deductions from the cash value of the life insurance policy to pay for long-term care rider charges during the calendar year will be reported on Form 1099-R.
This discussion of the tax treatment of the long-term care rider is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Special Considerations for Corporations
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
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Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
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Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units. Based upon these expectations, no charge is being made against the policy's Accumulation Units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's Accumulation Units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial advisor.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. For example the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies. No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein. Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Voting Rights
All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. NLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from Owners are received will be voted by NLIC in the same proportion as those shares in that Subaccount for which instructions are received.
Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, NLIC will cast votes, for or against any matter, in the same proportion as Owners vote. This means that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
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If required by state insurance officials, NLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment advisor of one or more of the Portfolios. In addition, NLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that NLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on NLIC. If NLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.
The voting rights described in this prospectus are created under applicable federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict voting rights, NLIC reserves the right to proceed in accordance with any such changed laws or regulations.
Distribution of Policies
Policy Pricing
During the Policy's early years, the expenses NLIC incurs in distributing and establishing the Policy exceed the deductions NLIC takes. Nevertheless, NLIC expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, NLIC has designed the Policy with features and investment options that NLIC believes supports and encourages long-term ownership.
NLIC makes many assumptions and accounts for many economic and financial factors when establishing the Policy's fees and charges. The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Commissions to broker-dealer firms are one of the promotional and sales expenses NLIC incurs when distributing the Policy. During the first Policy Year, the maximum sales commission payable to firms will be approximately 91% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount. During Policy Years 2 through 10, the maximum sales commission will not be more than 2% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid. Further, for each Premium received within 10 years following an increase in Face Amount, a commission on that Premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy Year. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value. Firms may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year. In lieu of these premium-based commissions, NLIC may pay an equivalent asset-based commission, or a combination of the two. Individual registered representatives typically receive a portion of the commissions paid to their broker-dealer firm, depending on their particular arrangement. The amount of commissions NLIC pays depends on factors such as the amount of premium received from the broker-dealer firm and the scope of the services they provide.
In addition to commissions, NLIC may also furnish marketing and expense allowances to certain broker-dealer firms based on assessment of that firm's capabilities and demonstrated willingness to promote and market NLIC's products. The firms determine how these allowances are spent. Consult a registered representative for additional information regarding exact compensation arrangements associated with this product.
Information on Portfolio Payments
Relationship with the Portfolios
The Portfolios incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates Policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each Portfolio daily. The separate account (not the Policy Owners) is the Portfolio shareholder. When the separate account aggregates transactions, the Portfolio does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. NLIC incurs these expenses instead.
NLIC also incurs the distribution costs of selling the Policy, which benefit the Portfolios by providing Policy Owners with Subaccount options that correspond to the Portfolios.
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An investment advisor or subadvisor of a Portfolio or its affiliates may provide NLIC or NLIC's affiliates with wholesaling services that assist in the distribution of the Policy and may pay NLIC or NLIC‘s affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.
Types of Payments NLIC Receives
In light of the above, the Portfolios or their affiliates make certain payments to NLIC or NLIC's affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the Portfolios attributable to the policies and other variable policies NLIC and NLIC's affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by NLIC in promoting, marketing and administering the contracts and underlying funds. NLIC may realize a profit on the payments received.
NLIC or NLIC‘s affiliates receive the following types of payments:
•	Portfolio 12b-1 fees, which are deducted from Portfolio assets;
•	sub-transfer agent fees or fees pursuant to administrative service plans adopted by the Portfolio, which may be deducted from Portfolio assets; and
•	payments by a Portfolio's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from Portfolio assets and is reflected in mutual fund charges.
Furthermore, NLIC benefits from assets invested in affiliated Portfolios (i.e., Nationwide Variable Insurance Trust) because NLIC's affiliates also receive compensation from the Portfolios for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, NLIC may receive more revenue with respect to affiliated Portfolios than unaffiliated Portfolios.
NLIC took into consideration the anticipated payments from the Portfolios when NLIC determined the charges imposed under the policies (apart from fees and expenses imposed by the Portfolios). Without these payments, NLIC would have imposed higher charges under the Policy.
Amount of Payments NLIC Receives
For the year ended December 31, 2014, the Portfolio payments NLIC and NLIC's affiliates received from the Portfolios did not exceed 0.75% (as a percentage of the average daily net assets invested in the Portfolios) offered through this Policy or other variable policies that NLIC and NLIC's affiliates issue. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most Portfolios or their affiliates have agreed to make payments to NLIC or NLIC's affiliates, although the applicable percentages may vary from Portfolio to Portfolio and some may not make any payments at all. Because the amount of the actual payments NLIC or NLIC's affiliates receive depends on the assets of the Portfolios attributable to the Policy, NLIC and NLIC's affiliates may receive higher payments from Portfolios with lower percentages (but greater assets) than from Portfolios that have higher percentages (but fewer assets).
For Policies owned by an employer sponsored retirement plan, upon a plan trustee's request, NLIC will provide a best estimate of plan-specific, aggregate data regarding the amount Portfolio payments NLIC received in connection with the plan's investments either for the previous calendar year or plan year, if the plan year is not the same as the calendar year.
Identification of Portfolios
NLIC may consider several criteria when identifying the Portfolios, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Another factor NLIC considers during the identification process is whether the Portfolio's advisor or subadvisor is one of NLIC's affiliates or whether the Portfolio, its advisor, its subadvisor(s), or an affiliate will make payments to NLIC or NLIC's affiliates.
There may be Portfolios with lower fees, as well as other variable policies that offer Portfolios with lower fees. Policy owners should consider all of the fees and charges of the Policy in relation to its features and benefits when making the decision to invest. Note that higher Policy and Portfolio fees and charges have a direct effect on investment performance.
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State Variations
Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. An Owner's actual Policy and any endorsements or riders are the controlling documents. To review a copy of the Policy and its endorsements and riders, if any, the Owner should contact NLIC's Service Center.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company's litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's condensed consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's condensed consolidated financial position or results of operations in a particular quarter or annual period.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Federal Reserve Bank and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with Nationwide Mutual Insurance Company (NMIC) insofar as any inquiry, examination or investigation encompasses NMIC's operations.
On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks damages in an amount equivalent to some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys fees. On November 6, 2009, the Court granted the plaintiffs motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District Court granted the plaintiffs motion for class certification. On December 11, 2014, the plaintiffs filed a 7th Amended Complaint adding another sub class of defendants that held trust platform products. On December 11, 2014, plaintiff filed
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a motion for preliminary approval of settlement. On January 5, 2015, the Court signed the Order Preliminarily Approving Settlement and Approving Form and Manner of Notice. On March 31, 2015, the Court held a Fairness Hearing and proposed a few changes to the Final Order that Nationwide has taken under consideration. NFS has made adequate provision for all probable and reasonably estimable losses associated with this settlement.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation of any material nature.
Financial Statements
The Statement of Additional Information ("SAI") contains the financial statements of Nationwide Provident VLI Separate Account 1 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (the Company). Policy owners may obtain a copy of the SAI FREE OF CHARGE by contacting the Service Center. Please consider the consolidated financial statements of the Company only as bearing on Nationwide's ability to meet the obligations under the policy. Policy owners should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets of the separate account.
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Definitions
Additional Surrender Charge – The separately determined deferred administrative charge and deferred sales charge deducted from the Policy Account Value upon surrender or lapse of the Policy within 10 years of the effective date of an increase in Face Amount. A pro rata Additional Surrender Charge will be deducted for a reduction in Face Amount within 10 years of the effective date of a Face Amount increase. The maximum Additional Surrender Charge will be shown in the Policy schedule pages reflecting the Face Amount increase.
Application – The application the Owner must complete to purchase a Policy plus all forms required by NLIC or applicable law.
Attained Age – The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.
Beneficiary – The person(s) or entity(ies) designated to receive all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the Application or if subsequently changed, as shown in the latest change filed with NLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.
Cash Surrender Value – The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge.
Death Benefit – Under Option A, the greater of the Face Amount or a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account Value on the date of death, or a percentage of the Policy Account Value on the date of death.
Duration – The number of full years the insurance has been in force for the Initial Face Amount, measured from the Policy Date; for any increase in Face Amount, measured from the effective date of such increase.
Evidence of Insurability – The medical records or other documentation that NLIC may require to satisfy the Policy's underwriting standards. NLIC may require different and/or additional evidence depending on the Insured's Premium Class; for example, NLIC generally requires more documentation for Insureds in classes with extra ratings. NLIC also may require different and/or additional evidence depending on the transaction requested; for example, NLIC may require more documentation for the issuance of a Policy than for an increase in Face Amount.
Face Amount – The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.
Final Policy Date – The Policy Anniversary nearest the Insured's Attained Age 100 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The Policy will end on the Final Policy Date.
Grace Period – The 61-day period allowed for payment of a premium following the date NLIC mails notice of the amount required to keep the Policy in force.
Initial Face Amount – The Face Amount of the Policy on the Issue Date. The Face Amount may be increased or decreased after issue.
Insurance Proceeds – The net amount to be paid to the Beneficiary when the Insured dies.
Insured – The person whose life NLIC insures under the policy, and whose death triggers payment of the Death Benefit.
Issue Age – The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is stated in the Policy.
Investment Experience – The market performance of a portfolio/Sub-Account.Loan Account – The account to which the collateral for the amount of any Policy loan is transferred from the Subaccounts and/or the Guaranteed Account.
Minimum Annual Premium – The annual amount that is used to determine the Minimum Guarantee Premium. This amount is stated in each Policy.
Minimum Face Amount – The Minimum Face Amount is $50,000 for all Premium Classes except preferred. For the preferred Premium Class, the Minimum Face Amount is $100,000.
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Minimum Guarantee Premium – The Minimum Annual Premium multiplied by the number of months since the Policy Date (including the current month) divided by 12.
Minimum Initial Premium – Equal to the Minimum Annual Premium multiplied by the following factor for the specified premium mode at issue: Annual-1.0; Semi-annual-0.5; Quarterly-0.25; Monthly-0.167.
Monthly Deductions – The amount deducted from the Policy Account Value on each Policy Processing Day. It includes the monthly administrative charge, the initial administrative charge, the monthly cost of insurance charge, and the monthly cost of any benefits provided by riders.
Net Amount at Risk – The amount by which the Death Benefit exceeds the Policy Account Value.
Net Cash Surrender Value – The Cash Surrender Value minus any outstanding Policy loans and accrued interest.
Net Premiums – The remainder of a premium after the deduction of the Premium Expense Charge.
Owner (also Policy Owner, You and Your) – The person or entity named as the owner in the application, or the person assigned ownership rights.
Planned Periodic Premium – The premium amount that the Owner plans to pay at the frequency selected. The Owner is entitled to receive a reminder notice and change the amount of the Planned Periodic Premium. The Owner is not required to pay the Planned Periodic Premium.
Policy Account Value – The sum of the Policy's values in the Separate Account, the Guaranteed Account, and the Loan Account.
Policy Anniversary – The same day and month as the Policy Date in each later year.
Policy Date – The date set forth in the Policy that is used to determine Policy Years and Policy Processing Days. The Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by NLIC and the proposed Insured.
Policy Issue Date – The date on which the Policy is issued. It is used to measure suicide and contestable periods.
Policy Processing Day – The day in each calendar month which is the same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.
Policy Year – A year that starts on the Policy Date or on a Policy Anniversary.
Premium Class – The classification of the Insured for cost of insurance purposes. The standard classes are: non-smoker, smoker, and preferred. There also are classes with extra ratings.
Premium Expense Charge – The amount deducted from a premium payment, which consists of the Premium Tax Charge and the Percent of Premium Sales Charge.
SAI – The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. Owners may obtain a copy of the SAI by writing or calling NLIC at the Service Center.
Separate Account – The Nationwide Provident VLI Separate Account 1.
Service Center – The department of NLIC responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is our mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is our operations processing facility.
Surrender Charge – The amount deducted from the Policy Account Value upon lapse or surrender of the Policy during the first 10 Policy Years. A pro rata Surrender Charge will be deducted upon a decrease in the Initial Face Amount during the first 10 Policy Years. The maximum Surrender Charge is shown in the Policy. The Surrender Charge is determined separately from the Additional Surrender Charge.
Target Premium – An amount of premium payments, computed separately for each increment of Face Amount, used to compute Surrender Charges and Additional Surrender Charges.
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Valuation Day – Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this prospectus, NLIC is open whenever the New York Stock Exchange is open, other than the Fridays following Thanksgiving and Christmas.
Valuation Period – The period beginning at the close of business on one Valuation Day (which is when the New York Stock Exchange closes, usually 4:00 pm, EST) and continuing until the close of business on the next Valuation Day. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.
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Appendix A: Portfolio Information
Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest. The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.
Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee, see Short-Term Trading Fees.
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.

Alger Portfolios - Alger Small Cap Growth Portfolio: Class I-2 Shares
Investment Advisor:	Fred Alger Management, Inc.
Investment Objective:	Long-term capital appreciation.
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A (formerly, AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class A)

This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A (formerly, AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A)
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I

This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks. Income is a secondary objective.
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.
Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.
Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
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Dreyfus Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares

This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	Capital growth.
Federated Insurance Series - Federated Managed Tail Risk Fund II: Primary Shares

This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	Federated Global Investment Management Corp.
Investment Objective:	To create an allocation mix which will maximize return while capturing the benefits of asset class diversification in periods of market volatility.
Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares

This Portfolio is only available in policies issued before May 1, 2008
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class

This Portfolio is only available in policies issued before May 1, 2003
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Money Management, Inc., Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High total return.
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Capital appreciation.
Designation: STTF
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Reasonable income.
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Capital appreciation.
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Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class

This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2015
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Long-term growth of capital.
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital growth.
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class

This Portfolio is only available in policies issued before May 1, 2006
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1

This Portfolio is only available in policies issued before May 1, 2006
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term capital appreciation, with preservation of capital as an important consideration.
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2

This Portfolio is only available in policies issued before April 30, 2014
Investment Advisor:	Templeton Asset Management, Ltd.
Investment Objective:	Long-term capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1

This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
Invesco - Invesco V.I. American Franchise Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seek capital growth.
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Invesco - Invesco V.I. Mid Cap Growth Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.
Janus Aspen Series - Balanced Portfolio: Service Shares

This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Aspen Series - Forty Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Overseas Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund's investment objective is to seek capital appreciation. MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.
MFS® Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class

This Portfolio is only available in policies issued before March 27, 2015
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
Nationwide Variable Insurance Trust - American Century NVIT Growth Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks capital appreciation, and secondarily current income.
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.
Nationwide Variable Insurance Trust - Invesco NVIT Comstock Value Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The fund seeks long-term capital growth.
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Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The Fund seeks long-term total return by investing primarily in securities of companies that meet the fund's financial criteria and social policy.
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF
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Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc. and American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Dimensional Fund Advisors LP; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class IV

This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Dimensional Fund Advisors LP; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Massachusetts Financial Services Company; Pyramis Global Advisors LLC; and Winslow Capital Management, LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Massachusetts Financial Services Company; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; WEDGE Capital Management L.L.P.
Investment Objective:	The fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	OppenheimerFunds, Inc.; Wellington Management Company, LLP
Investment Objective:	The Fund seeks capital growth.
59

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Epoch Investment Partners, Inc.; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Morgan Stanley Investment Management Inc; Neuberger Berman Management LLC.; OppenheimerFunds, Inc.; Putnam Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	HighMark Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Brookfield Investment Management, Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class IV

This Portfolio is only available in policies issued before May 1, 2003
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.
Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class Shares
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.
Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class Shares

This Portfolio is only available in policies issued before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term capital growth.
Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class Shares

This Portfolio is only available in policies issued before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term growth by investing primarily in securities of companies that meet financial criteria and social policy.
Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income Fund/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks total return.
60

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
Putnam Variable Trust - Putnam VT Growth & Income Fund: Class IB

This Portfolio is only available in policies issued before May 1, 2005
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Capital growth and current income.
Putnam Variable Trust - Putnam VT International Equity Fund: Class IB

This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited and The Putnam Advisory Company, LLC
Investment Objective:	Capital appreciation.
Putnam Variable Trust - Putnam VT Voyager Fund: Class IB

This Portfolio is only available in policies issued before May 1, 2005
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Capital appreciation.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	Long-term capital appreciation.
The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I

This Portfolio is only available in policies issued before May 1, 2009
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.
The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I

This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
Van Eck VIP Trust - Van Eck VIP Emerging Markets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
Van Eck VIP Trust - Van Eck VIP Unconstrained Emerging Markets Bond Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	High total return – income plus capital appreciation – by investing globally, primarily in a variety of debt securities.
61

Outside back cover page
To learn more about the policy, the policy owner should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the policy contact the Service Center:
•	by telephone at 1-800-688-5177
•	by mail to Nationwide Life Insurance Company P. O. Box 182928 Columbus, OH 43218-2928
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Nationwide Life Insurance Company and the policy. Information about Nationwide Life Insurance Company and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Investment Company Act of 1940 Registration File No. 811-04460
Securities Act of 1933 Registration File No. 333-164119

Options Plus
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P. O. Box 182928
Columbus, OH 43218-2928
1-800-688-5177
TDD: 1-800-238-3035
1-888-677-7393
STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Adjustable Variable Life Insurance Policy
This Statement of Additional Information ("SAI'') contains additional information regarding the Individual Flexible Premium Adjustable Variable Life Insurance Policy offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2015 and the prospectuses for the mutual funds. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus. No information is incorporated by reference in this SAI.
The date of this Statement of Additional Information is May 1, 2015.

Additional Policy Information
The Policy
The Policy, Application(s), Policy's specification page, and any Riders are the entire contract. Only statements made in the Applications can be used to void the Policy or to deny a claim. Nationwide assumes that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. Nationwide relies on those statements when issuing or changing a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.
Temporary Insurance Coverage
At the time the Application for the Policy is signed, an applicant can, subject to Nationwide's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the health questions of the temporary agreement and submitting payment of the Minimum Initial Premium with the Application, but only if the Application is dated the same day as, or earlier than, the temporary insurance agreement. Temporary insurance coverage will take effect as of the date of the temporary insurance agreement.
The amount of temporary insurance coverage under the agreement is the lesser of the Face Amount applied for or $500,000. Temporary coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date that Nationwide mails a notice of termination coverage.
Right to Contest
Nationwide has the right to contest the validity of a Policy based on material misstatements made in the Application for the Policy or a change. However, unless prohibited by state law, Nationwide will not contest the Policy (or any change) after it (or the change) has been in force during the Insured's lifetime for two years from the Policy Issue Date.
Misstatement of Age or Sex
If the Insured's age or sex has been misstated in the Application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.
Suicide Exclusion
In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) Nationwide's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.
If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which Nationwide will pay with respect to the increase will be the Monthly Deductions for the cost of insurance attributable to such increase and the expense charge for the increase.
Assignment
The Owner may assign the Policy but Nationwide will not be bound by any assignment unless it is in writing and has been received it at Nationwide's Service Center. Your rights and those of any other person referred to in the Policy will be subject to the assignment. Nationwide assumes no responsibility for the validity of any assignments.
Beneficiary
The Beneficiary is designated in the Application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to Nationwide. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.
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Change of Owner or Beneficiary
As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to Nationwide. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by Nationwide. Nationwide will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences.
Premium Classes
Nationwide currently places each Insured into one of three standard Premium Classes – preferred, nonsmoker, and smoker – or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings. The preferred Premium Class is only available if the Face Amount equals or exceeds $100,000. Nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.
Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, Nationwide may notify the Insured about possible classification as a nonsmoker. If the Insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.
Loan Interest
Interest Rate Charged. Interest is due at the end of each Policy Year. If interest is not paid when due, it is added to the loan balance and bears interest at the same rate beginning 23 days after the Policy Anniversary. Unpaid interest is allocated based on the Owner's written instructions. If there are no written instructions or the Policy Account Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value of the Subaccounts under a Policy bear to the total unloaned Policy Account Value.
Allocation of Loan Collateral. Nationwide will deduct the collateral for a Policy loan from the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account value bear to the total unloaned Policy Account Value, and transfer this amount to the Loan Account. The collateral is recalculated: (a) when loan interest is repaid or added to loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.
Effect of Policy Loans
Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The death proceeds will be reduced by the amount of any outstanding Policy loan.
Allocations of Policy Account Value and Subsequent Premium Payments
A special method is used to allocate a portion of the existing Policy Account Value to an increase in Face Amount and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the guideline annual premium for the Initial Face Amount and the guideline annual premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the guideline annual premium is equal to $4,500 before an increase and is equal to $6,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($4,500/$6,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In
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the event there is more than one increase in Face Amount, guideline annual premiums for each increment of Face Amount are used to allocate Policy Account Values and premium payments among the various increments of Face Amounts.
Delays in Payments of Policy Benefits
Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after Nationwide receives proof of the Insured's death at its Service Center and all other requirements are satisfied. Insurance Proceeds will be paid in a single sum unless an alternative settlement option has been selected.
If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by Nationwide or required by law is paid on the Insurance Proceeds from the date of death until payment is made.
Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of the payment request at Nationwide's Service Center in a form satisfactory to Nationwide.
Generally, the amount of a payment from the Subaccounts will be determined as of the date of receipt by Nationwide of all required documents. However, Nationwide may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of Nationwide policyholders. As to amounts allocated to the Guaranteed Account, Nationwide may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after Nationwide receives a payment request at its Service Center. Nationwide will pay interest, at a rate of 3% a year, on any payment Nationwide defers for 30 days or more as described above.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, Nationwide may be required to reject a premium payment. Nationwide also may be required to provide additional information about an Owner's account to government regulators. In addition, Nationwide also may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or Death Benefits, until instructions are received from the appropriate regulator.
The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a settlement option. If the Beneficiary is changed, any prior arrangements with respect to the payment option will be canceled.
Dollar Cost Averaging
If the Owner elects the Dollar Cost Averaging program, specified dollar amounts will be systematically and automatically transferred, on a monthly basis, from a selected Subaccount to any other Subaccount or the Guaranteed Account. Transfers may not come from the Guaranteed Account. Dollar Cost Averaging may be elected for a period of 6, 12, 18, 24, 30 or 36 months. To qualify for Dollar Cost Averaging, the following minimum amount of Policy Account Value must be allocated to a Subaccount: 6 months-$3,000; 12 months-$6,000; 18 months-$9,000; 24 months-$12,000; 30 months-$15,000; 36 months-$18,000. At least $500 must be transferred from the Subaccount each month. The amount required to be allocated to the Subaccount can be made from an initial or subsequent investment or by transferring amounts into the Subaccount from the other Subaccounts or from the Guaranteed Account. Each monthly transfer is split among the Subaccounts or the Guaranteed Account based upon the percentages elected. Dollar Cost Averaging may not be elected if Automatic Asset Rebalancing has been elected or if a Policy loan is outstanding.
Dollar Cost Averaging may be elected in the Application or by completing an election form and returning it to Nationwide by the beginning of the month. When an election form is received, Dollar Cost Averaging will commence on the first Policy Processing Day after the later of: (a) the Policy Date; (b) the 15-day period when premiums are allocated to the Money Market Subaccount in certain states; or (c) when the Subaccount value equals or exceeds the greater of the minimum amount stated above and the amount of the first monthly transfer.
Once Dollar Cost Averaging transfers have commenced, they occur monthly on the Policy Processing Day until the specified number of transfers has been completed, or: (a) a Policy loan is requested; (b) the Policy goes into the Grace Period; or (c) there is insufficient value in the Subaccount to make the transfer. The Owner may instruct Nationwide in writing to cancel Dollar Cost Averaging transfers at any time.
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Transfers made under the Dollar Cost Averaging program do not count toward the 12 transfers permitted each Policy Year without imposing the transfer charge. Nationwide reserves the right to discontinue offering automatic transfers upon 30 days written notice to the Owner. Written notice will be sent to the Owner confirming each transfer and when the Dollar Cost Averaging program is terminated. The Owner and agent are responsible for reviewing the confirmation to verify that the transfers are being made as requested.
Automatic Asset Rebalancing
If the Owner elects the Automatic Asset Rebalancing program, periodic transfers of Policy Account Value will be made among the Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may be made in the Application or at any time after the Policy is issued by properly completing the election form and returning it to Nationwide. The election may be revoked at any time.
Rebalancing may be done quarterly or annually. Rebalancing terminates when the total value in the Subaccounts is less than $1,000; a transfer is made; a change is made to the current premium allocation instructions; or Nationwide receives a written request to terminate the program. Nationwide reserves the right to suspend Automatic Asset Rebalancing at any time, for any class of Policies, for any reason.
Charge Discounts for Sales to Certain Policies
The Policy is available for purchase by individuals, corporations, and other groups. Nationwide may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings with respect to sales, underwriting, administrative, or other costs. Nationwide also may reduce or waive charges on Policies sold to its officers, directors, employees, or affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.
Generally, charges are reduced or waived based on a number of factors, including:
•	the number of Insureds;
•	the size of the group of purchasers;
•	the total Premium expected to be paid;
•	total assets under management for the Owner;
•	the nature of the relationship among individual Insureds;
•	the purpose for which the Policies are being purchased;
•	the expected persistency of individual Policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.
Reductions or waivers of charges will not discriminate unfairly among Policy Owners.
Benefit Payable on Final Policy Date
If the Insured is living on the Final Policy Date (at Insured's Attained Age 100), Nationwide will pay the Owner the Policy Account Value less any Indebtedness and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date, although this payment may be postponed under certain conditions. Owners may elect to continue the Policy beyond Insured's Attained Age 100 under the Final Policy Date Extension Rider.
Settlement Options
In lieu of a single sum payment on death, Surrender, or maturity, one of the following settlement options may be elected. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of Nationwide's general account assets, settlement option proceeds may be subject to claims of creditors. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options generally include such earnings. Consult a tax advisor as to the tax treatment of payments under settlement options.
•	Proceeds at Interest Option. Proceeds are left on deposit to accumulate with Nationwide with interest payable at 12, 6, 3, or 1-month intervals.
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•	Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1- month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.
•	Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3-month intervals. Payments may be increased by additional interest, which would increase the installments certain.
•	Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.
•	Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.
A guaranteed interest rate of 3% per year applies to the above settlement options. Nationwide may declare additional rates of interest at its sole discretion. Nationwide may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.
Policy Termination
The Policy will terminate on the earliest of:
•	the Final Policy Date;
•	the end of the Grace Period without a sufficient payment;
•	the date the Insured dies; or
•	the date the Policy is surrendered.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•	the request must be in writing and signed by the policy owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•	the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•	the surrender Proceeds must be returned in their entirety; and
•	the insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•	the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•	any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•	interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•	interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•	any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Supplemental Benefits and Riders
Long-Term Care Benefit Riders
Nationwide offers the following three Long-Term Care Benefit Riders:
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1.	Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")
2.	Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")
3.	Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider")
If the Owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider must also be added, while the Owner may also add the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
The Riders have conditions that may affect other rights and benefits under the Policy. For example, Nationwide restricts the Owner's ability to allocate Premiums and Policy Account Value to the Separate Account while benefits are being paid. In addition, each Rider imposes a separate monthly charge that will be deducted from the Policy Account Value as part of the Monthly Deduction.
Owners residing in states that have approved the Long-Term Care Benefit Riders may generally elect to add them to their Policy at any time, subject to Nationwide receiving satisfactory additional Evidence of Insurability and increasing the Face Amount. The Long-Term Care Benefit Riders may not be available in all states and the terms under which they are available may vary from state to state.
These Riders may not cover all of the long-term care expenses incurred by the Insured during the period of coverage. Each Rider contains specific details that the Owner should review before adding the Rider to your Policy. Consult a tax advisor before adding the LTC Acceleration Rider or the LTC Extended Rider to the Policy.
Long-Term Care Acceleration Benefit Rider
Operation of the Long-Term Care Acceleration Benefit Rider. The LTC Acceleration Rider provides for periodic payments to the Owner of a portion of the death benefit if the Insured becomes chronically ill so that the Insured:
(1)	is unable to perform at least two activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or
(2)	requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.
Benefits under this Rider will not begin until Nationwide receives proof that the Insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the Rider, while the Policy was in force (the "elimination period"). The Owner must continue to submit periodic evidence of the Insured's continued eligibility for Rider benefits.
Nationwide determines a maximum amount of death benefit that it will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the acceleration death benefit, as defined in the Rider, divided by the minimum months of acceleration benefits stated in the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. Expenses incurred during the elimination period, however, are excluded from any determination of a benefit.
Each benefit payment reduces the remaining death benefit under the Policy, and causes a proportionate reduction in Face Amount, Policy Account Value, and surrender charge. If the Owner has a Policy loan, Nationwide will use a portion of each benefit to repay Indebtedness. Nationwide will recalculate the Maximum Monthly Benefit if the Owner makes a partial withdrawal of Policy Account Value, and for other events described in the Rider.
Restrictions on Other Rights and Benefits. Before Nationwide begins paying any benefits, all Policy Account Value will be transferred from the Separate Account to the Guaranteed Account. In addition, the Owner will not be permitted to transfer Policy Account Value or allocate any additional Premiums to the Separate Account while Rider benefits are being paid. Participation in any of the automatic investment plans (such as dollar cost averaging) will also be suspended during this period. If the death benefit on the Policy is Option B, Nationwide will change it to Option A.
If the Insured no longer qualifies for Rider benefits, is not chronically ill, and the Policy remains in force, the Owner will be permitted to allocate new Premiums or transfer existing Policy Account Value to the Separate Account, and to change the death benefit option. Nationwide will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.
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Charges for the Rider. The LTC Acceleration Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits, the LTC Acceleration Rider waives this charge until the Insured no longer qualifies for Rider benefits and is not chronically ill.
Termination of the Rider. The Rider will terminate when the acceleration death benefit is zero, the Policy terminates, or the Owner requests to terminate the Rider.
Long-Term Care Waiver Benefit Rider
Operation of the Long-Term Care Waiver Benefit Rider. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date. This Rider also provides a residual death benefit. The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.
Charges for the Rider. The LTC Waiver Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages.
Termination of the Rider. The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or on the Policy Anniversary when the Insured's Attained Age is 100.
Long-Term Care Extended Insurance Benefit Rider
Operation of the Long-Term Care Extended Insurance Benefit Rider. Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the Rider. There is no new elimination period under this Rider if benefits are continuous. The Owner must continue to submit periodic evidence of the Insured's eligibility for Rider benefits.
Nationwide determines a maximum amount of benefit that will be paid for each month of qualification. This amount, called the "Maximum Monthly Benefit" is the Rider coverage amount divided by the minimum months of acceleration benefits shown on the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. The LTC Extended Rider also offers an optional nonforfeiture benefit and an optional inflation benefit.
Charges for the Rider. The LTC Extended Rider imposes a monthly charge on the coverage amount of the Rider. This charge is level for the duration of the Rider and based on the Issue Age of the Insured when the Rider is issued. If the Owner increases the Rider coverage amount, a new charge based on the Issue Age of the Insured at that time will apply to the increase. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits under the LTC Acceleration Rider, this charge is waived until the Insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.
Termination of the Rider. The LTC Extended Rider will terminate when benefits under the Rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or the Owner requests to terminate the Rider.
Accelerated Death Benefit Rider
Owners residing in states that have approved the Accelerated Death Benefit Rider (the "ADB Rider") may generally choose to add it to the Policy at any time subject to Nationwide has receiving satisfactory additional Evidence of Insurability. The terms of the ADB Rider may vary from state to state.
Generally, the ADB Rider allows the Owner to receive an accelerated payment of part of the Policy's death benefit generally when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Policies issued before November 13, 2001, or the date state approval is obtained, if later,
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accelerated payments also may be permitted if the Insured has been confined to a nursing care facility (as defined in the ADB Rider) for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life.
There is no additional charge for this Rider but there is a charge if it is invoked. An administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit amount at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding Policy loan and on the Death Benefit lien.
Tax Consequences of the ADB Rider. The federal income tax consequences associated with adding the ADB Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the ADB Rider to the Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ADB Rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible death benefit less 25% of any Indebtedness. The ADB Rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to Owners by Nationwide and its affiliates to $250,000. Nationwide may increase this $250,000 maximum to reflect inflation.
Eligible death benefit means: The Insurance Proceeds payable under the Policy if the Insured died at the time Nationwide approves a claim for an accelerated death benefit, minus:
1.	any Premium refund payable at death if the Insured died at that time; and
2.	any insurance payable under the terms of any other Rider.
An Owner may submit Written Notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay Premiums and Policy loan interest. The Owner may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at death under the Policy will be paid to the Beneficiary in a lump sum.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force and the Owner must submit Written Notice, "due proof of eligibility," and a completed claim form to the Service Center. Due proof of eligibility means a written certification (described more fully in the ADB Rider) in a form acceptable to Nationwide from a treating physician (as defined in the ADB Rider) stating that the Insured has a terminal illness or, in certain states only, is expected to be permanently confined to a nursing care facility.
Nationwide may request additional medical information from the Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. Nationwide will not approve a claim for an accelerated death benefit payment if:
1.	the Policy is assigned in whole or in part;
2.	if the terminal illness is the result of intentionally self-inflicted injury; or
3.	if the Owner is required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ADB Rider. The accelerated death benefit is made in the form of a Policy loan up to the amount of the maximum loan available under the Policy at the time the claim is approved, resulting in a Policy loan being made in the amount of the requested benefit. This Policy loan operates as would any loan under the Policy.
To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the death benefit payable under the Policy (the "death benefit lien") in the amount of this excess. Interest will accrue daily, at a rate determined as described in the ADB Rider, on the amount of this lien, and upon the death of the Insured the amount of the lien and accrued interest thereon will be subtracted from the amount of Insurance Proceeds payable at death.
Effect on Existing Policy. The Insurance Proceeds otherwise payable at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a Surrender, a Policy loan, or a partial withdrawal, the Net Cash Surrender Value and Loan Account value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Account value being reduced to zero.
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Premiums and Policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future periodic planned Premiums and Policy loan interest may be paid automatically through additional accelerated death benefits.
In addition to a Lapse under the applicable provisions of the Policy, the Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at death.
Termination of the ADB Rider. The ADB Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary when the Insurance Proceeds payable at death on such Policy Anniversary is less than or equal to zero.
Other Riders
In addition to the ADB Rider and Long-Term Care Benefit Riders, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deduction.
•	Disability Waiver Benefit: This Rider provides that in the event of the Insured's total disability (as defined in the Rider), which begins while the Rider is in effect and which continues for at least six months, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day during the first two Policy Years while the Insured is totally disabled (the amount of the payment will be based on the minimum annual premium). Nationwide will also waive all Monthly Deductions due after the commencement of and during the continuance of the total disability after the first two Policy Years. This Rider terminates on the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 60 (except for benefits for a disability which began before that Policy Anniversary).
•	Disability Waiver of Premium Benefit: This Rider provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled. At the time of application, the Owner selects a monthly benefit amount. This amount is generally intended to reflect the amount of the Premiums expected to be paid monthly. In the event of the Insured's total disability, the amount of the Premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the Premium payments less partial withdrawals for the Policy since its Policy Date. This Rider and another disability waiver benefit Rider cannot be elected in the same Policy.
•	Change of Insured: This Rider permits the Owner to change the Insured, subject to certain conditions and Evidence of Insurability. The Policy's Face Amount will remain the same, and the Monthly Deduction for the cost of insurance and any other benefits provided by Rider will be adjusted for the Attained Age and Premium Class of the new Insured as of the effective date of the change. As the change of an Insured is generally a taxable event, consult a tax advisor before making such a change.
•	Children's Term Insurance: This Rider provides level term insurance on each of the Insured's dependent children, until the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; (3) the child's 25th birthday; or (4) the Policy Anniversary nearest the Insured's 65th birthday. Upon expiration of the term insurance on the life of a child and subject to certain conditions, it may be converted without Evidence of Insurability to a whole life policy providing a level Face Amount of insurance and a level premium. The Face Amount of the new policy may be up to five times the amount of the term insurance in force on the expiration date. The Rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under this Rider will have the same amount of insurance. This Rider must be selected at the time of application for the Policy or upon an increase in Face Amount.
•	Convertible Term Life Insurance: This Rider provides term insurance on an additional insured ("other insured"). This Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the other insured's Attained Age 100 (80 in New York). If the Policy is extended by the Final Policy Date Extension Rider, this Rider will terminate on the original Final Policy Date. This Rider and the Guaranteed Minimum Death Benefit Rider may not be issued on the same Policy.
•	Final Policy Date Extension: This Rider extends the Final Policy Date 20 years past the original Final Policy Date. This benefit may be added only on or after the anniversary nearest the Insured's 90th birthday. There is no additional charge for this benefit. The death benefit after the original Final Policy Date will be the Policy Account Value. All other Riders in effect on the original Final Policy Date will terminate on the original Final Policy Date. Consult a tax advisor before adding this benefit and/or continuing the Policy beyond the Insured's Attained Age 100 because doing so may have tax consequences.
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Illustrations
Before you purchase the Policy and after the first Policy Anniversary, upon your request, you may ask for an illustration of future benefits under the Policy based upon the proposed Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested. Illustrations are provided free of charge.
Performance Data
Rating Agencies
Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate Nationwide. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the Investment Experience or financial strength of the Variable Account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Money Market Yields
Nationwide may advertise the "yield" and "effective yield" for the money market Sub-Account. Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.
Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund's units. The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC. Thus, effective yield will be slightly higher than yield, due to the compounding.
Historical Performance of the Sub-Accounts
Nationwide will advertise historical performance of the Sub-Accounts in accordance with SEC prescribed calculations. Performance information is annualized. However, if a Sub-Account has been available in the Variable Account for less than one year, the performance information for that Sub-Account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.
Standard & Poor's
"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Nationwide and the Nationwide Variable Insurance Trust. Neither the Policy nor the S&P 500 Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Policy and the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Nationwide and Nationwide Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to Nationwide, Nationwide Variable Insurance Trust, the Policy, or the S&P 500 Index Fund. S&P has no obligation to take the needs of Nationwide, Nationwide Variable Insurance Trust, or the Owners of the Policy or the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the S&P 500 Index Fund or the timing of the issuance or sale of the Policy or the S&P 500 Index Fund or in the determination or calculation of the equation by which the Policy or the S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the S&P 500 Index Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Nationwide, Nationwide Variable Insurance Trust, Owners of the Policy and the S&P 500
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Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Additional Information
Potential Conflicts of Interest
Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with Nationwide or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interest of Owners whose Policy Account Values are allocated to the Subaccounts and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.
Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Nationwide will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.
Policies Issued in Conjunction with Employee Benefit Plans
Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. Illustrations reflecting the Premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female Insureds.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.
Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables, which distinguish between men and women, and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.
Safekeeping of Account Assets
Nationwide holds the Separate Account's assets physically segregated and apart from the general account. Nationwide maintains records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $25 million per occurrence and $50 million in the aggregate covering our officers and employees has been issued by Fidelity and Deposit Insurance Company (a division of Zurich American Insurance Company).
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Reports to Owners
At least once each year, Nationwide will send an Owner a report showing the following information as of the end of the report period:
•	the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value;
•	the current Net Cash Surrender Value;
•	the current death benefit;
•	the current amount of any Indebtedness;
•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions); and
•	any other information required by law.
Nationwide currently sends these reports quarterly. In addition, Nationwide will send a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).
Similar reports can be prepared at other times for a reasonable fee. Nationwide reserves the right to limit the scope and frequency of these requested reports.
Nationwide will send a semi-annual report containing the financial statements of each Portfolio in which an Owner is invested.
Records
Nationwide will maintain all records relating to the Separate Account and the Guaranteed Account at the Service Center.
Independent Registered Public Accounting Firm
The financial statements of Nationwide Provident VLI Separate Account 1 and the consolidated financial statements and schedules of Nationwide Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.
Additional Information about the Company
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under Ohio law in March 1929, with its Main Administrative Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies, which is comprised of Nationwide Mutual Insurance Company ("NMIC") and all of its subsidiaries and affiliates. Nationwide is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide is an indirect wholly owned subsidiary, and NFS a direct wholly owned subsidiary, of NMIC.
On January 1, 2009, NFS became a private wholly owned subsidiary of NMIC. NFS is the holding company of Nationwide and other companies that comprise the retirement savings operations of the Nationwide group of companies. The Nationwide group of companies is one of America's largest insurance and financial services family of companies, with combined assets of over $195 billion as of December 31, 2014.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of NFS. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to Nationwide Life Insurance Company of America, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Effective following the close of business on December 31, 2009, NLICA merged with and into Nationwide, and Nationwide was the surviving company.
Nationwide submits annual statements on our operations and finances to insurance officials in all states and jurisdictions in which it does business. Nationwide has filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.
Nationwide intends to reinsure a portion of the risks assumed under the Policies.
13

Underwriters
The current distributor of the Policies is Nationwide Investment Services Corporation ("NISC") located at One Nationwide Plaza, Columbus, Ohio 43215, an affiliate of Nationwide. Until May 1, 2009, the Policies were distributed by Nationwide Securities, LLC ("NSLLC") (formerly, 1717 Capital Management Company), located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned indirect subsidiary of Nationwide.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new policies will be sold, but agents may continue to accept additional premium on existing Policies. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").
Gross first year commissions paid by Nationwide on the sale of these Policies provided by NISC are approximately 91% of the target premium plus 2% of any excess premium payments. Nationwide pays gross renewal commissions in years two through 10 on the sale of the Policies provided by NISC that will not exceed 2% of actual premium payment, and will be 0% in policy years 11 and thereafter. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.
NISC received no compensation as principal underwriter of variable life insurance policies and variable annuity contracts offered by insurance company subsidiaries of Nationwide Financial Services, Inc. for each of this Variable Account's last three fiscal years.
Additional Information about the Separate Account
On October 1, 2002, in connection with the sponsored demutualization (whereby NLICA converted from a mutual insurance company to a stock life insurance company, became a wholly-owned subsidiary of NFS, and changed its name from Provident Mutual Life Insurance Company to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.
Financial Statements
All financial statements included in the SAI should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
14

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and Contract Owners of Nationwide Provident VLI Separate Account 1:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Provident VLI Separate Account 1 (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2014, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2014, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 13, 2015

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2014

Assets:
Investments at fair value:

Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
	831,915 shares (cost $22,190,208)	$24,757,804
Global Allocation V.I. Fund - Class II (MLVGA2)
	93,843 shares (cost $1,542,853)	1,518,380
Stock Index Fund, Inc. - Initial Shares (DSIF)
	223,284 shares (cost $6,460,733)	10,045,538
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
	306,735 shares (cost $1,260,133)	1,772,927
Balanced Portfolio: Service Shares (JABS)
	72,271 shares (cost $2,138,186)	2,382,779
Forty Portfolio: Service Shares (JACAS)
	109,558 shares (cost $3,786,183)	4,295,757
Global Technology Portfolio: Service Shares (JAGTS)
	143,073 shares (cost $997,536)	1,224,707
Overseas Portfolio: Service Shares (JAIGS)
	139,845 shares (cost $5,387,131)	4,412,115
Investors Growth Stock Series - Initial Class (MIGIC)
	69,635 shares (cost $873,502)	1,116,940
Value Series - Initial Class (MVFIC)
	166,986 shares (cost $2,335,636)	3,396,495
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
	56,422 shares (cost $1,153,273)	1,209,683
Core Plus Fixed Income Portfolio - Class I (MSVFI)
	76,436 shares (cost $790,865)	816,337
Emerging Markets Debt Portfolio - Class I (MSEM)
	25,460 shares (cost $228,963)	202,403
U.S. Real Estate Portfolio - Class I (MSVRE)
	40,796 shares (cost $728,038)	821,225
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
	372,395 shares (cost $5,699,613)	7,135,095
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
	35,180 shares (cost $782,107)	875,994
American Funds NVIT Bond Fund - Class II (GVABD2)
	18,799 shares (cost $213,934)	216,753
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
	46,185 shares (cost $1,005,470)	1,421,581
American Funds NVIT Growth Fund - Class II (GVAGR2)
	10,312 shares (cost $602,853)	866,702
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
	9,603 shares (cost $431,630)	566,844
Federated NVIT High Income Bond Fund - Class I (HIBF)
	249,036 shares (cost $1,734,052)	1,656,088
NVIT Emerging Markets Fund - Class I (GEM)
	333,516 shares (cost $3,831,954)	3,672,006
NVIT International Equity Fund - Class I (GIG)
	10,890 shares (cost $116,945)	112,163
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
	33,792 shares (cost $284,722)	345,352
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
	1,446,867 shares (cost $12,541,588)	14,685,699
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
	13,347 shares (cost $150,852)	220,355
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
	31,628 shares (cost $318,017)	344,740

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2014

NVIT Cardinal Balanced Fund - Class I (NVCRB1)
2,562 shares (cost $28,066)	30,416
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
3,563 shares (cost $38,935)	43,040
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
865 shares (cost $9,429)	9,208
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
62,879 shares (cost $642,883)	756,437
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
36,501 shares (cost $402,204)	405,889
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
490 shares (cost $5,586)	5,612
NVIT Core Bond Fund - Class I (NVCBD1)
20,447 shares (cost $229,149)	223,284
NVIT Core Plus Bond Fund - Class I (NVLCP1)
1,338 shares (cost $15,341)	15,315
NVIT Nationwide Fund - Class IV (TRF4)
7,555,397 shares (cost $76,918,609)	110,459,907
NVIT Government Bond Fund - Class I (GBF)
45,973 shares (cost $516,961)	508,926
NVIT Government Bond Fund - Class IV (GBF4)
1,335,734 shares (cost $15,612,778)	14,773,222
American Century NVIT Growth Fund - Class IV (CAF4)
951,016 shares (cost $11,512,233)	21,217,166
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
363,750 shares (cost $3,182,444)	4,703,287
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
1,607 shares (cost $23,543)	24,862
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
590 shares (cost $9,227)	10,519
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
139,380 shares (cost $1,458,848)	1,453,731
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
3,141,478 shares (cost $30,003,298)	41,970,149
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
1,846,520 shares (cost $18,618,790)	25,611,226
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
257,314 shares (cost $2,727,716)	3,062,036
NVIT Mid Cap Index Fund - Class I (MCIF)
183,994 shares (cost $3,409,274)	4,616,401
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)
140,362 shares (cost $1,688,237)	1,556,613
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)
1,489,471 shares (cost $16,709,781)	15,013,864
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
956,365 shares (cost $11,653,992)	9,640,163
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
325,797 shares (cost $3,374,932)	4,375,455
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
377,513 shares (cost $3,824,109)	4,450,875
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
4,189,913 shares (cost $37,208,308)	52,709,099
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
540,167 shares (cost $5,400,059)	6,395,572
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
110,771 shares (cost $1,839,864)	2,323,986
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
1,327,317 shares (cost $14,474,601)	21,051,241
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
748,572 shares (cost $12,800,367)	17,546,528
NVIT Multi-Sector Bond Fund - Class I (MSBF)
187,061 shares (cost $1,689,280)	1,705,994

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2014

NVIT S&P 500 Index Fund - Class IV (GVEX4)
10,098,278 shares (cost $88,757,377)	144,607,335
NVIT Short Term Bond Fund - Class II (NVSTB2)
106,863 shares (cost $1,118,224)	1,108,167
NVIT Large Cap Growth Fund - Class I (NVOLG1)
4,521,668 shares (cost $73,432,283)	102,822,736
Templeton NVIT International Value Fund - Class III (NVTIV3)
20,090 shares (cost $269,765)	243,687
Invesco NVIT Comstock Value Fund - Class IV (EIF4)
1,031,772 shares (cost $11,188,389)	17,158,370
NVIT Real Estate Fund - Class I (NVRE1)
504,348 shares (cost $4,413,686)	4,271,831
NVIT Money Market Fund - Class IV (SAM4)
29,694,026 shares (cost $29,694,026)	29,694,026
VPS Growth and Income Portfolio - Class A (ALVGIA)
88,088 shares (cost $1,875,645)	2,646,168
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
150,370 shares (cost $2,732,783)	3,300,615
VP Income & Growth Fund - Class I (ACVIG)
201,031 shares (cost $1,383,221)	2,032,420
VP Inflation Protection Fund - Class II (ACVIP2)
192,961 shares (cost $2,179,480)	2,004,870
VP International Fund - Class I (ACVI)
28,000 shares (cost $235,415)	279,440
VP Mid Cap Value Fund - Class I (ACVMV1)
60,945 shares (cost $1,004,381)	1,209,142
VP Ultra(R) Fund - Class I (ACVU1)
4,657 shares (cost $68,505)	75,116
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
548,284 shares (cost $6,621,734)	10,088,418
Appreciation Portfolio - Initial Shares (DCAP)
59,293 shares (cost $2,215,160)	2,935,600
Opportunistic Small Cap Portfolio: Initial Shares (DSC)
15,687 shares (cost $687,759)	749,512
Managed Tail Risk Fund II: Primary Shares (FVCA2P)
19,498 shares (cost $117,626)	108,214
Quality Bond Fund II - Primary Shares (FQB)
203,758 shares (cost $2,326,068)	2,326,912
Equity-Income Portfolio - Initial Class (FEIP)
3,817,991 shares (cost $81,083,533)	92,662,639
High Income Portfolio - Initial Class (FHIP)
1,371,098 shares (cost $7,459,221)	7,568,460
VIP Asset Manager Portfolio - Initial Class (FAMP)
1,781,039 shares (cost $25,784,598)	30,544,827
VIP Energy Portfolio - Service Class 2 (FNRS2)
77,852 shares (cost $1,612,908)	1,585,837
VIP Equity-Income Portfolio - Service Class (FEIS)
232,563 shares (cost $4,325,602)	5,623,378
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
23,241 shares (cost $254,873)	288,887
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
152,089 shares (cost $1,636,349)	1,937,619
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
160,597 shares (cost $1,626,267)	2,086,156
VIP Growth Portfolio - Initial Class (FGP)
2,040,699 shares (cost $68,465,183)	129,543,548
VIP Growth Portfolio - Service Class (FGS)
51,239 shares (cost $1,740,374)	3,244,460
VIP High Income Portfolio - Initial Class R (FHIPR)
897,548 shares (cost $5,168,254)	4,936,513
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)
2,077,640 shares (cost $26,420,936)	26,573,019

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2014

VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
121,307 shares (cost $1,524,796)	1,535,741
VIP Mid Cap Portfolio - Service Class (FMCS)
325,540 shares (cost $9,443,690)	12,188,213
VIP Overseas Portfolio - Initial Class (FOP)
594,063 shares (cost $10,823,499)	11,108,984
VIP Overseas Portfolio - Initial Class R (FOPR)
1,099,189 shares (cost $17,395,110)	20,499,866
VIP Overseas Portfolio - Service Class (FOS)
2,354 shares (cost $42,814)	43,860
VIP Overseas Portfolio - Service Class R (FOSR)
164,721 shares (cost $2,528,800)	3,062,172
VIP Value Strategies Portfolio - Service Class (FVSS)
165,501 shares (cost $1,682,166)	2,508,988
Rising Dividends Securities Fund - Class 1 (FTVRDI)
235,795 shares (cost $5,196,188)	6,986,599
Small Cap Value Securities Fund - Class 1 (FTVSVI)
250,538 shares (cost $3,920,034)	5,714,778
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)
172,845 shares (cost $1,707,034)	1,590,172
Templeton Foreign Securities Fund - Class 1 (TIF)
90,603 shares (cost $1,335,424)	1,389,850
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)
107,069 shares (cost $2,004,947)	1,926,164
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
4,174 shares (cost $31,232)	30,972
Short Duration Bond Portfolio - I Class Shares (AMTB)
784,469 shares (cost $8,734,448)	8,362,440
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
9,330 shares (cost $257,341)	228,574
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)
194,800 shares (cost $1,833,497)	3,192,766
Small-Cap Growth Portfolio - S Class Shares (AMFAS)
32,124 shares (cost $451,024)	575,990
Socially Responsive Portfolio - I Class Shares (AMSRS)
34,091 shares (cost $460,128)	814,100
Global Securities Fund/VA - Non-Service Shares (OVGS)
281,437 shares (cost $11,416,565)	11,116,767
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
78,104 shares (cost $1,690,529)	2,625,086
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
56,101 shares (cost $1,133,552)	1,490,035
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
91,573 shares (cost $505,162)	485,336
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
18,617 shares (cost $218,982)	196,041
Low Duration Portfolio - Administrative Class (PMVLDA)
35,679 shares (cost $376,495)	377,486
Total Return Portfolio - Administrative Class (PMVTRA)
87,627 shares (cost $984,312)	981,426
VT Growth & Income Fund: Class IB (PVGIB)
14,108 shares (cost $267,072)	368,491
VT International Equity Fund: Class IB (PVTIGB)
5,716 shares (cost $66,808)	75,456
VT Voyager Fund: Class IB (PVTVB)
9,722 shares (cost $446,318)	535,075
VI American Franchise Fund - Series I Shares (ACEG)
5,247 shares (cost $209,962)	287,976
VI Value Opportunities Fund - Series I Shares (AVBVI)
17,868 shares (cost $110,010)	175,820
Health Sciences Portfolio - II (TRHS2)
48,196 shares (cost $1,454,597)	1,747,094

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2014

VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)
546,255 shares (cost $6,004,691)	5,096,563
VIP Trust Emerging Markets Fund - Initial Class (VWEM)
1,713,691 shares (cost $20,357,679)	22,192,304
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
361,235 shares (cost $10,886,165)	9,164,524
Variable Insurance Fund - Equity Income Portfolio (VVEI)
145,711 shares (cost $2,333,238)	3,357,172
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
189,115 shares (cost $1,498,335)	1,539,398
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
234,731 shares (cost $3,180,836)	5,279,098
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
115,830 shares (cost $1,370,034)	1,398,065
Variable Insurance Portfolios - Asset Strategy (WRASP)
27,792 shares (cost $294,993)	302,055
Advantage VT Discovery Fund (SVDF)
46,494 shares (cost $1,294,144)	1,427,820
Advantage VT Opportunity Fund - Class 2 (SVOF)
16,205 shares (cost $298,889)	467,667
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
14,452 shares (cost $122,914)	143,938

Total Investments	$1,243,611,329

Other Accounts Receivable	1,105,774
Accounts Receivable-Advantage VT Opportunity Fund - Class 2 (SVOF)	673
Accounts Receivable-Appreciation Portfolio - Initial Shares (DCAP)	823
Accounts Receivable-Balanced Portfolio: Service Shares (JABS)	619
Accounts Receivable-Core Plus Fixed Income Portfolio - Class I (MSVFI)	486
Accounts Receivable-Global Technology Portfolio: Service Shares (JAGTS)	843
Accounts Receivable-Main Street Fund(R)/VA - Non-Service Shares (OVGI)	942
Accounts Receivable-Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	718
Accounts Receivable-NVIT Cardinal Balanced Fund - Class I (NVCRB1)	34
Accounts Receivable-NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	77
Accounts Receivable-Socially Responsive Portfolio - I Class Shares (AMSRS)	893
Accounts Receivable-Templeton Foreign Securities Fund - Class 1 (TIF)	923
Accounts Receivable-Total Return Portfolio - Administrative Class (PMVTRA)	857
Accounts Receivable-U.S. Real Estate Portfolio - Class I (MSVRE)	1,576
Accounts Receivable-Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)	594
Accounts Receivable-VI American Franchise Fund - Series I Shares (ACEG)	549
Accounts Receivable-VI Value Opportunities Fund - Series I Shares (AVBVI)	1,057
Accounts Receivable-VIP Overseas Portfolio - Service Class (FOS)	113
Accounts Receivable-VP Ultra(R) Fund - Class I (ACVU1)	162
Accounts Receivable-VPS Growth and Income Portfolio - Class A (ALVGIA)	824
Accounts Receivable-VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)	1,293

Accounts Payable-Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)	(112)
Accounts Payable-Emerging Markets Debt Portfolio - Class I (MSEM)	(488)
Accounts Payable-Equity-Income Portfolio - Initial Class (FEIP)	(32,486)
Accounts Payable-Federated NVIT High Income Bond Fund - Class I (HIBF)	(469)
Accounts Payable-Global Strategic Income Fund/VA: Non-service Shares (OVSB)	(337)
Accounts Payable-Investors Growth Stock Series - Initial Class (MIGIC)	(1,110)
Accounts Payable-Managed Tail Risk Fund II: Primary Shares (FVCA2P)	(928)
Accounts Payable-Mid-Cap Growth Portfolio - I Class Shares (AMCG)	(441)
Accounts Payable-NVIT Cardinal Conservative Fund - Class I (NVCCN1)	(28)
Accounts Payable-NVIT Core Bond Fund - Class I (NVCBD1)	(95)
Accounts Payable-NVIT Core Plus Bond Fund - Class I (NVLCP1)	(52)
Accounts Payable-NVIT Emerging Markets Fund - Class I (GEM)	(1,437)
Accounts Payable-NVIT Government Bond Fund - Class IV (GBF4)	(41,537)
Accounts Payable-NVIT Investor Destinations Conservative Fund - Class II (GVIDC)	(486)
Accounts Payable-NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)	(13,103)
Accounts Payable-NVIT Multi-Sector Bond Fund - Class I (MSBF)	(659)
Accounts Payable-NVIT Nationwide Fund - Class IV (TRF4)	(447,529)

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2014

Accounts Payable-Opportunistic Small Cap Portfolio: Initial Shares (DSC)	(523)
Accounts Payable-Small-Cap Growth Portfolio - S Class Shares (AMFAS)	(665)
Accounts Payable-Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)	(432)
Accounts Payable-Templeton NVIT International Value Fund - Class III (NVTIV3)	(537)
Accounts Payable-Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)	(454)
Accounts Payable-VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)	(46)
Accounts Payable-VP International Fund - Class I (ACVI)	(656)
Accounts Payable-VT Growth & Income Fund: Class IB (PVGIB)	(625)
Accounts Payable-VT International Equity Fund: Class IB (PVTIGB)	(466)
Accounts Payable-VT Voyager Fund: Class IB (PVTVB)	(156)

$1,244,185,302

Contract Owners’ Equity:
Accumulation units	1,244,185,302

Total Contract Owners’ Equity (note 8)	$1,244,185,302

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Activity:	Total	AASCO	MLVGA2	DSIF	IVKMG1	JABS	JACAS	JAGTS
Reinvested dividends	$16,634,438	-	31,297	168,087	-	37,004	1,365	-
Mortality and expense risk charges (note 3)	(8,395,281)	(165,785)	(10,182)	(69,706)	(12,664)	(16,394)	(31,466)	(7,877)

Net investment income (loss)	8,239,157	(165,785)	21,115	98,381	(12,664)	20,610	(30,101)	(7,877)

Realized gain (loss) on investments	46,815,047	1,300,249	18,379	393,816	27,401	81,799	341,050	87,663
Change in unrealized gain (loss) on investments	(24,379,389)	(3,540,360)	(135,328)	536,670	105,861	7,731	(1,344,426)	(62,555)

Net gain (loss) on investments	22,435,658	(2,240,111)	(116,949)	930,486	133,262	89,530	(1,003,376)	25,108

Reinvested capital gains	43,456,870	2,285,672	115,024	111,083	-	62,239	1,347,956	70,846

Net increase (decrease) in contract owners’ equity resulting from operations	$74,131,685	(120,224)	19,190	1,139,950	120,598	172,379	314,479	88,077

Investment Activity:	JAIGS	MIGIC	MVFIC	MVIVSC	MSVFI	MSEM	MSVRE	NVAMV1
Reinvested dividends	$293,551	5,581	51,036	21,192	18,707	13,575	9,303	144,145
Mortality and expense risk charges (note 3)	(34,767)	(7,070)	(23,811)	(7,754)	(4,603)	(1,668)	(4,340)	(52,301)

Net investment income (loss)	258,784	(1,489)	27,225	13,438	14,104	11,907	4,963	91,844

Realized gain (loss) on investments	(96,194)	53,802	368,926	90,668	8,716	(13,520)	85,587	372,543
Change in unrealized gain (loss) on investments	(1,164,243)	(5,928)	(175,863)	(90,387)	21,979	8,520	82,311	(434,036)

Net gain (loss) on investments	(1,260,437)	47,874	193,063	281	30,695	(5,000)	167,898	(61,493)

Reinvested capital gains	361,414	59,946	103,260	-	-	1,868	-	821,996

Net increase (decrease) in contract owners’ equity resulting from operations	$(640,239)	106,331	323,548	13,719	44,799	8,775	172,861	852,347

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Activity:	GVAAA2	GVABD2	GVAGG2	GVAGR2	GVAGI2	HIBF	GEM	GIG
Reinvested dividends	$5,157	3,808	10,494	5,662	3,259	74,176	38,642	2,013
Mortality and expense risk charges (note 3)	(4,149)	(2,310)	(10,976)	(9,165)	(3,004)	(10,446)	(21,233)	(588)

Net investment income (loss)	1,008	1,498	(482)	(3,503)	255	63,730	17,409	1,425

Realized gain (loss) on investments	27,932	6,317	85,558	280,495	28,428	(2,281)	(34,834)	36
Change in unrealized gain (loss) on investments	(558)	2,577	(72,029)	(198,655)	7,461	(74,719)	(134,224)	(4,782)

Net gain (loss) on investments	27,374	8,894	13,529	81,840	35,889	(77,000)	(169,058)	(4,746)

Reinvested capital gains	848	2,708	-	-	3,731	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$29,230	13,100	13,047	78,337	39,875	(13,270)	(151,649)	(3,321)

Investment Activity:	NVIE6	NVNMO1	NVNSR2	NVCRA1	NVCRB1	NVCCA1	NVCCN1	NVCMD1
Reinvested dividends	$13,624	132,475	1,888	6,776	736	1,098	210	18,512
Mortality and expense risk charges (note 3)	(2,464)	(98,112)	(1,479)	(2,076)	(234)	(307)	(67)	(5,448)

Net investment income (loss)	11,160	34,363	409	4,700	502	791	143	13,064

Realized gain (loss) on investments	6,361	751,327	4,493	19,704	445	354	40	11,353
Change in unrealized gain (loss) on investments	(21,885)	(2,306,958)	14,789	(26,882)	(570)	(897)	(210)	(13,852)

Net gain (loss) on investments	(15,524)	(1,555,631)	19,282	(7,178)	(125)	(543)	(170)	(2,499)

Reinvested capital gains	-	2,371,203	-	13,284	766	1,395	275	17,286

Net increase (decrease) in contract owners’ equity resulting from operations	$(4,364)	849,935	19,691	10,806	1,143	1,643	248	27,851

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Activity:	NVCMA1	NVCMC1	NVCBD1	NVLCP1	TRF4	GBF	GBF4	CAF4
Reinvested dividends	$10,207	137	6,040	348	1,256,896	9,942	301,156	72,379
Mortality and expense risk charges (note 3)	(3,332)	(39)	(1,600)	(110)	(625,645)	(3,745)	(96,930)	(140,394)

Net investment income (loss)	6,875	98	4,440	238	631,251	6,197	204,226	(68,015)

Realized gain (loss) on investments	43,912	72	1,458	(27)	2,275,830	(2,919)	(153,911)	1,269,108
Change in unrealized gain (loss) on investments	(63,730)	(124)	4,808	416	8,993,573	15,335	540,294	927,132

Net gain (loss) on investments	(19,818)	(52)	6,266	389	11,269,403	12,416	386,383	2,196,240

Reinvested capital gains	33,038	144	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$20,095	190	10,706	627	11,900,654	18,613	590,609	2,128,225

Investment Activity:	GVIDA	NVDBL2	NVDCA2	GVIDC	GVIDM	GVDMA	GVDMC	MCIF
Reinvested dividends	$77,451	409	178	27,345	715,416	437,822	54,652	47,972
Mortality and expense risk charges (note 3)	(34,222)	(146)	(74)	(12,275)	(274,127)	(193,115)	(21,004)	(32,399)

Net investment income (loss)	43,229	263	104	15,070	441,289	244,707	33,648	15,573

Realized gain (loss) on investments	198,785	876	86	28,763	2,045,573	587,876	54,524	334,525
Change in unrealized gain (loss) on investments	(52,178)	(533)	153	(39,064)	(608,123)	249,935	(27,795)	(205,906)

Net gain (loss) on investments	146,607	343	239	(10,301)	1,437,450	837,811	26,729	128,619

Reinvested capital gains	-	97	143	49,495	-	-	56,353	235,235

Net increase (decrease) in contract owners’ equity resulting from operations	$189,836	703	486	54,264	1,878,739	1,082,518	116,730	379,427

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Activity:	NVMIG1	GVDIVI	GVDIV4	NVMLG1	NVMLV1	NVMMG1	NVMMV2	SCGF
Reinvested dividends	$17,173	285,610	464,835	21,131	53,322	-	85,070	-
Mortality and expense risk charges (note 3)	(7,891)	(73,397)	(69,255)	(31,645)	(25,007)	(347,098)	(44,977)	(15,348)

Net investment income (loss)	9,282	212,213	395,580	(10,514)	28,315	(347,098)	40,093	(15,348)

Realized gain (loss) on investments	(469)	(21,750)	(740,755)	273,050	111,844	2,551,819	327,086	133,887
Change in unrealized gain (loss) on investments	(131,623)	(1,695,917)	(743,879)	(169,227)	(88,050)	(6,959,009)	(856,077)	(381,412)

Net gain (loss) on investments	(132,092)	(1,717,667)	(1,484,634)	103,823	23,794	(4,407,190)	(528,991)	(247,525)

Reinvested capital gains	84,416	-	-	307,591	322,654	6,409,907	1,428,442	310,477

Net increase (decrease) in contract owners’ equity resulting from operations	$(38,394)	(1,505,454)	(1,089,054)	400,900	374,763	1,655,619	939,544	47,604

Investment Activity:	SCVF4	SCF4	MSBF	GVEX4	NVSTB2	NVOLG1	NVTIV3	EIF4
Reinvested dividends	$110,283	29,905	52,543	2,543,897	10,548	738,695	8,167	290,316
Mortality and expense risk charges (note 3)	(145,702)	(123,025)	(11,963)	(933,998)	(8,273)	(700,960)	(1,629)	(116,355)

Net investment income (loss)	(35,419)	(93,120)	40,580	1,609,899	2,275	37,735	6,538	173,961

Realized gain (loss) on investments	754,216	185,065	30,099	6,672,197	3,993	4,677,762	9,752	530,990
Change in unrealized gain (loss) on investments	(1,416,629)	(2,839,982)	(15,736)	8,362,927	(7,960)	(7,499,148)	(53,962)	682,830

Net gain (loss) on investments	(662,413)	(2,654,917)	14,363	15,035,124	(3,967)	(2,821,386)	(44,210)	1,213,820

Reinvested capital gains	1,966,078	2,732,512	-	-	-	10,850,117	11,056	-

Net increase (decrease) in contract owners’ equity resulting from operations	$1,268,246	(15,525)	54,943	16,645,023	(1,692)	8,066,466	(26,616)	1,387,781

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Activity:	NVRE1	SAM4	ALVGIA	ALVSVA	ACVIG	ACVIP2	ACVI	ACVMV1
Reinvested dividends	$120,741	-	32,912	23,242	37,764	26,726	5,885	14,555
Mortality and expense risk charges (note 3)	(28,630)	(212,070)	(17,717)	(22,813)	(13,151)	(14,490)	(1,943)	(8,392)

Net investment income (loss)	92,111	(212,070)	15,195	429	24,613	12,236	3,942	6,163

Realized gain (loss) on investments	224,705	8	408,918	123,412	131,687	(12,699)	26,611	96,473
Change in unrealized gain (loss) on investments	(347,482)	-	(225,932)	(240,852)	46,179	1,917	(47,568)	(1,551)

Net gain (loss) on investments	(122,777)	8	182,986	(117,440)	177,866	(10,782)	(20,957)	94,922

Reinvested capital gains	997,516	-	-	383,368	-	51,730	-	83,724

Net increase (decrease) in contract owners’ equity resulting from operations	$966,850	(212,062)	198,181	266,357	202,479	53,184	(17,015)	184,809

Investment Activity:	ACVU1	DVSCS	DCAP	DSC	FVCA2P	FQB	FEIP	FHIP
Reinvested dividends	$108	56,981	55,098	-	1,932	97,006	2,611,767	448,543
Mortality and expense risk charges (note 3)	(307)	(70,501)	(21,692)	(4,921)	(797)	(17,692)	(617,551)	(50,428)

Net investment income (loss)	(199)	(13,520)	33,406	(4,921)	1,135	79,314	1,994,216	398,115

Realized gain (loss) on investments	8,676	675,341	245,670	21,157	(1)	7,627	(75,071)	435,115
Change in unrealized gain (loss) on investments	(4,162)	(778,100)	(144,678)	(11,316)	(24,093)	(6,808)	4,069,217	(795,778)

Net gain (loss) on investments	4,514	(102,759)	100,992	9,841	(24,094)	819	3,994,146	(360,663)

Reinvested capital gains	-	541,156	81,186	-	21,166	-	1,287,071	-

Net increase (decrease) in contract owners’ equity resulting from operations	$4,315	424,877	215,584	4,920	(1,793)	80,133	7,275,433	37,452

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Activity:	FAMP	FNRS2	FEIS	FF10S	FF20S	FF30S	FGP	FGS
Reinvested dividends	$463,266	12,081	154,752	4,425	30,570	30,515	239,297	2,989
Mortality and expense risk charges (note 3)	(202,892)	(13,404)	(41,199)	(2,071)	(13,306)	(14,588)	(858,920)	(24,517)

Net investment income (loss)	260,374	(1,323)	113,553	2,354	17,264	15,927	(619,623)	(21,528)

Realized gain (loss) on investments	500,716	86,166	29,877	2,570	37,597	8,287	8,255,880	134,082
Change in unrealized gain (loss) on investments	(626,676)	(339,440)	187,867	691	(14,615)	16,408	5,458,470	208,777

Net gain (loss) on investments	(125,960)	(253,274)	217,744	3,261	22,982	24,695	13,714,350	342,859

Reinvested capital gains	1,439,914	20,950	77,772	4,510	33,007	38,486	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$1,574,328	(233,647)	409,069	10,125	73,253	79,108	13,094,727	321,331

Investment Activity:	FHIPR	FIGBP	FIGBS	FMCS	FOP	FOPR	FOS	FOSR
Reinvested dividends	$291,246	577,374	32,818	19,397	158,576	286,627	585	39,424
Mortality and expense risk charges (note 3)	(35,995)	(189,280)	(11,336)	(85,863)	(80,060)	(149,829)	(385)	(23,161)

Net investment income (loss)	255,251	388,094	21,482	(66,466)	78,516	136,798	200	16,263

Realized gain (loss) on investments	43,005	290,472	4,488	401,729	(252,310)	(384,320)	(785)	(3,699)
Change in unrealized gain (loss) on investments	(266,443)	700,310	46,420	31,553	(960,620)	(1,755,352)	(4,303)	(299,149)

Net gain (loss) on investments	(223,438)	990,782	50,908	433,282	(1,212,930)	(2,139,672)	(5,088)	(302,848)

Reinvested capital gains	-	11,084	599	289,257	3,367	5,701	14	780

Net increase (decrease) in contract owners’ equity resulting from operations	$31,813	1,389,960	72,989	656,073	(1,131,047)	(1,997,173)	(4,874)	(285,805)

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Activity:	FVSS	FTVRDI	FTVSVI	FTVDM2	TIF	FTVGI2	FTVFA2	AMTB
Reinvested dividends	$23,157	109,483	50,581	25,641	33,589	129,801	2,157	144,620
Mortality and expense risk charges (note 3)	(16,568)	(49,924)	(41,563)	(8,214)	(10,008)	(11,916)	(489)	(56,530)

Net investment income (loss)	6,589	59,559	9,018	17,427	23,581	117,885	1,668	88,090

Realized gain (loss) on investments	140,636	696,335	541,245	(1,245)	130,992	(29,487)	4,965	(44,283)
Change in unrealized gain (loss) on investments	(13,051)	(316,662)	(982,184)	(116,863)	(330,908)	(78,783)	(4,149)	(47,862)

Net gain (loss) on investments	127,585	379,673	(440,939)	(118,108)	(199,916)	(108,270)	816	(92,145)

Reinvested capital gains	-	135,695	440,051	-	-	-	66	-

Net increase (decrease) in contract owners’ equity resulting from operations	$134,174	574,927	8,130	(100,681)	(176,335)	9,615	2,550	(4,055)

Investment Activity:	AMINS	AMCG	AMTP	AMFAS	AMSRS	OVGS	OVGI	OVSC
Reinvested dividends	$9	-	23,061	-	2,952	124,488	20,972	12,059
Mortality and expense risk charges (note 3)	(17)	(1,687)	(19,790)	(3,783)	(5,260)	(57,567)	(18,685)	(9,530)

Net investment income (loss)	(8)	(1,687)	3,271	(3,783)	(2,308)	66,921	2,287	2,529

Realized gain (loss) on investments	413	68,713	318,784	18,694	42,380	349,032	171,069	156,445
Change in unrealized gain (loss) on investments	(465)	(141,728)	(30,416)	(48,598)	32,929	(739,850)	17,269	(206,308)

Net gain (loss) on investments	(52)	(73,015)	288,368	(29,904)	75,309	(390,818)	188,338	(49,863)

Reinvested capital gains	-	92,030	-	51,391	-	507,880	50,695	193,739

Net increase (decrease) in contract owners’ equity resulting from operations	$(60)	17,328	291,639	17,704	73,001	183,983	241,320	146,405

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Activity:	OVSB	PMVFBA	PMVLDA	PMVTRA	PVGIB	PVTIGB	PVTVB	ACEG
Reinvested dividends	$20,752	4,291	4,769	22,174	3,746	756	4,830	119
Mortality and expense risk charges (note 3)	(3,629)	(1,541)	(3,200)	(6,458)	(2,337)	(516)	(4,701)	(1,911)

Net investment income (loss)	17,123	2,750	1,569	15,716	1,409	240	129	(1,792)

Realized gain (loss) on investments	(1,818)	(978)	1,937	(12,982)	13,366	1,600	154,732	10,513
Change in unrealized gain (loss) on investments	(2,861)	(2,922)	(2,595)	33,399	14,673	(7,906)	(101,078)	12,130

Net gain (loss) on investments	(4,679)	(3,900)	(658)	20,417	28,039	(6,306)	53,654	22,643

Reinvested capital gains	-	578	-	-	-	-	12,394	-

Net increase (decrease) in contract owners’ equity resulting from operations	$12,444	(572)	911	36,133	29,448	(6,066)	66,177	20,851

Investment Activity:	AVBVI	TRHS2	VWBF	VWEM	VWHA	VVEI	VVHYB	VVMCI
Reinvested dividends	$2,425	-	300,327	125,601	11,820	67,028	82,656	47,539
Mortality and expense risk charges (note 3)	(996)	(9,036)	(37,546)	(157,810)	(81,736)	(27,556)	(15,497)	(48,682)

Net investment income (loss)	1,429	(9,036)	262,781	(32,209)	(69,916)	39,472	67,159	(1,143)

Realized gain (loss) on investments	2,146	178,577	(192,788)	416,071	58,964	60,654	74,538	147,721
Change in unrealized gain (loss) on investments	6,247	58,451	(436,785)	(3,466,393)	(2,314,151)	60,412	(92,152)	273,434

Net gain (loss) on investments	8,393	237,028	(629,573)	(3,050,322)	(2,255,187)	121,066	(17,614)	421,155

Reinvested capital gains	-	126,818	479,982	2,867,337	-	138,887	-	188,253

Net increase (decrease) in contract owners’ equity resulting from operations	$9,822	354,810	113,190	(215,194)	(2,325,103)	299,425	49,545	608,265

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Activity:	VVHGB	WRASP	SVDF	SVOF	WFVSCG	OVGS3	FTVDM3	FTVGI3
Reinvested dividends	$33,296	1,593	-	264	-	-	-	-
Mortality and expense risk charges (note 3)	(12,994)	(2,520)	(9,468)	(2,936)	(1,171)	(24,400)	(4,140)	(6,007)

Net investment income (loss)	20,302	(927)	(9,468)	(2,672)	(1,171)	(24,400)	(4,140)	(6,007)

Realized gain (loss) on investments	4,421	14,863	44,114	37,119	4,360	3,147,947	(11,415)	42,737
Change in unrealized gain (loss) on investments	35,298	(76,671)	(227,096)	9,623	(24,634)	(3,128,665)	(41,570)	(21,164)

Net gain (loss) on investments	39,719	(61,808)	(182,982)	46,742	(20,274)	19,282	(52,985)	21,573

Reinvested capital gains	4,853	42,230	186,112	-	14,951	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$64,874	(20,505)	(6,338)	44,070	(6,494)	(5,118)	(57,125)	15,566

Investment Activity:	HIBF3	GEM3	GIG3	NVMIG3	GVDIV3	ACVVS1
Reinvested dividends	$45,725	13,645	2,348	18,854	396,890	-
Mortality and expense risk charges (note 3)	(3,588)	(6,598)	(258)	(3,719)	(34,772)	-

Net investment income (loss)	42,137	7,047	2,090	15,135	362,118	-

Realized gain (loss) on investments	(9,321)	274,504	19,491	452,081	1,355,847	44
Change in unrealized gain (loss) on investments	14,714	(384,774)	(19,674)	(453,060)	(1,858,710)	(62)

Net gain (loss) on investments	5,393	(110,270)	(183)	(979)	(502,863)	(18)

Reinvested capital gains	-	-	-	-	-	15

Net increase (decrease) in contract owners’ equity resulting from operations	$47,530	(103,223)	1,907	14,156	(140,745)	(3)

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	Total		AASCO		MLVGA2		DSIF
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$8,239,157	7,682,034	(165,785)	(168,808)	21,115	4,551	98,381	94,306
Realized gain (loss) on investments	46,815,047	29,932,773	1,300,249	2,002,867	18,379	19,753	393,816	(28,035)
Change in unrealized gain (loss) on investments	(24,379,389)	214,472,841	(3,540,360)	2,130,690	(135,328)	89,501	536,670	2,125,021
Reinvested capital gains	43,456,870	18,930,108	2,285,672	3,293,804	115,024	49,210	111,083	92,482

Net increase (decrease) in contract owners’ equity resulting from operations	74,131,685	271,017,756	(120,224)	7,258,553	19,190	163,015	1,139,950	2,283,774

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	127,796,203	107,993,043	1,319,799	1,394,798	293,522	224,886	920,849	1,071,906
Transfers between subaccounts (including fixed account), net (note 6)	(2,097,484)	(1,862,043)	(57,950)	(87,299)	(9)	1	(63)	1
Surrenders and Death Benefits (notes 2c and note 4)	(155,086,268)	(136,917,314)	(1,949,576)	(2,610,953)	(79,622)	(92,235)	(935,968)	(970,980)
Net policy repayments (loans) (note 5)	1,935,951	(332,251)	88,710	(137,628)	500	492	(17,957)	(92,241)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(80,645,621)	(83,821,362)	(1,545,750)	(1,643,337)	(98,123)	(107,195)	(512,219)	(523,838)
Adjustments to maintain reserves	25,908	116,082	(138)	2,592	21	18	875	449

Net equity transactions	(108,071,311)	(114,823,845)	(2,144,905)	(3,081,827)	116,289	25,967	(544,483)	(514,703)

Net change in contract owners’ equity	(33,939,626)	156,193,911	(2,265,129)	4,176,726	135,479	188,982	595,467	1,769,071
Contract owners’ equity beginning of period	1,278,124,928	1,121,931,017	27,022,875	22,846,149	1,382,939	1,193,957	9,450,492	7,681,421

Contract owners’ equity end of period	$1,244,185,302	1,278,124,928	24,757,746	27,022,875	1,518,418	1,382,939	10,045,959	9,450,492

CHANGES IN UNITS:
Beginning units	3,615,856	3,974,861	89,793	101,176	8,799	8,637	39,350	42,592
Units purchased	642,813	491,365	7,206	7,240	1,883	1,527	3,956	5,284
Units redeemed	(898,478)	(850,370)	(14,296)	(18,623)	(1,136)	(1,365)	(6,503)	(8,526)

Ending units	3,360,194	3,615,856	82,703	89,793	9,546	8,799	36,803	39,350

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	IVKMG1		JABS		JACAS		JAGTS
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$(12,664)	(4,551)	20,610	34,285	(30,101)	(6,013)	(7,877)	(7,039)
Realized gain (loss) on investments	27,401	36,267	81,799	44,167	341,050	218,993	87,663	32,400
Change in unrealized gain (loss) on investments	105,861	428,445	7,731	241,655	(1,344,426)	914,988	(62,555)	276,624
Reinvested capital gains	-	-	62,239	116,100	1,347,956	-	70,846	-

Net increase (decrease) in contract owners’ equity resulting from operations	120,598	460,161	172,379	436,207	314,479	1,127,968	88,077	301,985

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	53,611	187,621	374,456	399,929	279,683	313,021	295,358	263,069
Transfers between subaccounts (including fixed account), net (note 6)	(22)	-	(54)	2	(40)	(11)	(23)	(2)
Surrenders and Death Benefits (notes 2c and note 4)	(51,569)	(155,185)	(572,549)	(405,339)	(726,559)	(465,352)	(265,069)	(210,845)
Net policy repayments (loans) (note 5)	(1,707)	(5,792)	(909)	3,405	(11,659)	(4,027)	(43,203)	(40,120)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(56,425)	(57,043)	(243,086)	(221,254)	(240,501)	(237,092)	(58,385)	(56,057)
Adjustments to maintain reserves	(1,160)	787	(714)	268	(2,298)	366	(1,623)	723

Net equity transactions	(57,272)	(29,612)	(442,856)	(222,989)	(701,374)	(393,095)	(72,945)	(43,232)

Net change in contract owners’ equity	63,326	430,549	(270,477)	213,218	(386,895)	734,873	15,132	258,753
Contract owners’ equity beginning of period	1,709,007	1,278,458	2,652,637	2,439,419	4,681,584	3,946,711	1,208,732	949,979

Contract owners’ equity end of period	$1,772,333	1,709,007	2,382,160	2,652,637	4,294,689	4,681,584	1,223,864	1,208,732

CHANGES IN UNITS:
Beginning units	12,184	12,309	6,790	7,845	17,110	18,617	4,670	5,153
Units purchased	406	860	966	1,115	1,259	1,670	942	1,221
Units redeemed	(838)	(985)	(1,072)	(2,170)	(3,838)	(3,177)	(1,369)	(1,704)

Ending units	11,752	12,184	6,684	6,790	14,531	17,110	4,243	4,670

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	JAIGS		MIGIC		MVFIC		MVIVSC
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$258,784	129,909	(1,489)	(619)	27,225	14,607	13,438	6,257
Realized gain (loss) on investments	(96,194)	(139,896)	53,802	51,297	368,926	255,557	90,668	105,670
Change in unrealized gain (loss) on investments	(1,164,243)	709,163	(5,928)	146,235	(175,863)	684,829	(90,387)	95,833
Reinvested capital gains	361,414	-	59,946	26,790	103,260	9,647	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(640,239)	699,176	106,331	223,703	323,548	964,640	13,719	207,760

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	255,223	440,885	125,416	158,890	359,183	339,721	160,694	485,982
Transfers between subaccounts (including fixed account), net (note 6)	(28)	(43)	(5)	-	(32)	5	133,123	181,574
Surrenders and Death Benefits (notes 2c and note 4)	(584,931)	(1,177,968)	(49,845)	(57,795)	(552,819)	(523,265)	(232,284)	(353,718)
Net policy repayments (loans) (note 5)	290,509	(18,212)	(2,899)	114	(80,653)	15,304	(39,974)	(8,719)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(295,749)	(339,425)	(73,419)	(63,454)	(181,377)	(168,915)	(33,998)	(25,309)
Adjustments to maintain reserves	1,110	(1,444)	1,842	(46)	(754)	718	396	531

Net equity transactions	(333,866)	(1,096,207)	1,090	37,709	(456,452)	(336,432)	(12,043)	280,341

Net change in contract owners’ equity	(974,105)	(397,031)	107,421	261,412	(132,904)	628,208	1,676	488,101
Contract owners’ equity beginning of period	5,387,213	5,784,244	1,010,629	749,217	3,529,385	2,901,177	1,208,461	720,360

Contract owners’ equity end of period	$4,413,108	5,387,213	1,118,050	1,010,629	3,396,481	3,529,385	1,210,137	1,208,461

CHANGES IN UNITS:
Beginning units	17,249	21,097	3,336	3,325	10,879	12,622	3,744	1,863
Units purchased	2,332	1,664	516	555	1,183	1,131	1,169	3,525
Units redeemed	(3,475)	(5,512)	(477)	(544)	(2,424)	(2,874)	(1,541)	(1,644)

Ending units	16,106	17,249	3,375	3,336	9,638	10,879	3,372	3,744

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	MSVFI		MSEM		MSVRE		NVAMV1
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$14,104	18,465	11,907	17,918	4,963	3,926	91,844	76,915
Realized gain (loss) on investments	8,716	14,608	(13,520)	12,727	85,587	57,833	372,543	189,767
Change in unrealized gain (loss) on investments	21,979	(39,328)	8,520	(89,553)	82,311	(50,443)	(434,036)	1,405,221
Reinvested capital gains	-	-	1,868	6,463	-	-	821,996	129,313

Net increase (decrease) in contract owners’ equity resulting from operations	44,799	(6,255)	8,775	(52,445)	172,861	11,316	852,347	1,801,216

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	297,357	119,825	7,456	32,598	659,936	240,745	427,962	401,738
Transfers between subaccounts (including fixed account), net (note 6)	(2)	(78)	5	-	(8)	11	(48)	(67)
Surrenders and Death Benefits (notes 2c and note 4)	(56,755)	(92,688)	(139,713)	(233,423)	(541,093)	(280,458)	(1,033,126)	(631,665)
Net policy repayments (loans) (note 5)	(970)	13,668	(941)	(4,657)	(225)	(4,049)	(34,890)	(12,293)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(102,729)	(105,785)	(19,757)	(31,999)	(47,583)	(61,413)	(340,352)	(363,936)
Adjustments to maintain reserves	(742)	405	1,086	420	(899)	39	(825)	830

Net equity transactions	136,159	(64,653)	(151,864)	(237,061)	70,128	(105,125)	(981,279)	(605,393)

Net change in contract owners’ equity	180,958	(70,908)	(143,089)	(289,506)	242,989	(93,809)	(128,932)	1,195,823
Contract owners’ equity beginning of period	634,893	705,801	345,980	635,486	576,660	670,469	7,264,042	6,068,219

Contract owners’ equity end of period	$815,851	634,893	202,891	345,980	819,649	576,660	7,135,110	7,264,042

CHANGES IN UNITS:
Beginning units	4,254	4,783	699	871	419	463	31,874	34,777
Units purchased	901	940	3	49	247	171	1,908	2,325
Units redeemed	(1,089)	(1,469)	(131)	(221)	(212)	(215)	(6,111)	(5,228)

Ending units	4,066	4,254	571	699	454	419	27,671	31,874

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	GVAAA2		GVABD2		GVAGG2		GVAGR2
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$1,008	2,395	1,498	3,247	(482)	(5,241)	(3,503)	(5,465)
Realized gain (loss) on investments	27,932	23,723	6,317	4,391	85,558	140,802	280,495	130,841
Change in unrealized gain (loss) on investments	(558)	58,462	2,577	(18,589)	(72,029)	203,759	(198,655)	177,802
Reinvested capital gains	848	104	2,708	94	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	29,230	84,684	13,100	(10,857)	13,047	339,320	78,337	303,178

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	407,757	90,270	26,166	33,724	125,723	175,793	157,443	69,265
Transfers between subaccounts (including fixed account), net (note 6)	(3)	-	-	-	(18)	-	(7)	-
Surrenders and Death Benefits (notes 2c and note 4)	38,837	(60,788)	(103,193)	(14,662)	(115,203)	(242,615)	(532,422)	(269,694)
Net policy repayments (loans) (note 5)	859	(2,861)	(11,991)	(2,393)	(15,353)	(4,710)	(25,001)	(15,670)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(53,550)	(53,594)	(19,290)	(20,865)	(74,111)	(97,741)	(46,963)	(46,586)
Adjustments to maintain reserves	(34)	56	(35)	103	(81)	137	53	46

Net equity transactions	393,866	(26,917)	(108,343)	(4,093)	(79,043)	(169,136)	(446,897)	(262,639)

Net change in contract owners’ equity	423,096	57,767	(95,243)	(14,950)	(65,996)	170,184	(368,560)	40,539
Contract owners’ equity beginning of period	452,951	395,184	312,026	326,976	1,487,574	1,317,390	1,235,312	1,194,773

Contract owners’ equity end of period	$876,047	452,951	216,783	312,026	1,421,578	1,487,574	866,752	1,235,312

CHANGES IN UNITS:
Beginning units	3,063	3,270	2,629	2,664	9,225	10,431	8,501	10,577
Units purchased	3,221	674	247	344	836	1,277	1,095	561
Units redeemed	(599)	(881)	(1,123)	(379)	(1,339)	(2,483)	(4,035)	(2,637)

Ending units	5,685	3,063	1,753	2,629	8,722	9,225	5,561	8,501

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	GVAGI2		HIBF		GEM		GIG
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$255	1,001	63,730	20,558	17,409	5,242	1,425	-
Realized gain (loss) on investments	28,428	7,119	(2,281)	4,258	(34,834)	35,857	36	-
Change in unrealized gain (loss) on investments	7,461	85,729	(74,719)	(417)	(134,224)	(55,857)	(4,782)	-
Reinvested capital gains	3,731	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	39,875	93,849	(13,270)	24,399	(151,649)	(14,758)	(3,321)	-

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	190,034	69,857	2,299,996	65,560	3,150,719	298,635	124,549	-
Transfers between subaccounts (including fixed account), net (note 6)	(5)	-	-	-	116,573	14	(1)	-
Surrenders and Death Benefits (notes 2c and note 4)	(21,882)	(9,831)	(868,054)	(118,954)	(246,719)	(292,120)	(5,191)	-
Net policy repayments (loans) (note 5)	(29,538)	52	9,693	6,529	2,848	13,619	-	-
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(14,747)	(14,750)	(120,679)	(44,223)	(216,579)	(72,066)	(3,870)	-
Adjustments to maintain reserves	(22)	11	1,466	(161)	226	359	7	-

Net equity transactions	123,840	45,339	1,322,422	(91,249)	2,807,068	(51,559)	115,494	-

Net change in contract owners’ equity	163,715	139,188	1,309,152	(66,850)	2,655,419	(66,317)	112,173	-
Contract owners’ equity beginning of period	403,119	263,931	347,405	414,255	1,018,024	1,084,341	-	-

Contract owners’ equity end of period	$566,834	403,119	1,656,557	347,405	3,673,443	1,018,024	112,173	-

CHANGES IN UNITS:
Beginning units	3,134	2,708	838	1,019	1,626	1,754	-	-
Units purchased	1,452	654	11,147	40	9,293	129	1,271	-
Units redeemed	(558)	(228)	(4,705)	(221)	(1,340)	(257)	(117)	-

Ending units	4,028	3,134	7,280	838	9,579	1,626	1,154	-

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	NVIE6		NVNMO1		NVNSR2		NVCRA1
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$11,160	(535)	34,363	50,979	409	(4)	4,700	1,343
Realized gain (loss) on investments	6,361	11,593	751,327	553,052	4,493	12,780	19,704	7,114
Change in unrealized gain (loss) on investments	(21,885)	43,512	(2,306,958)	3,712,202	14,789	48,265	(26,882)	47,223
Reinvested capital gains	-	-	2,371,203	575,366	-	-	13,284	5,716

Net increase (decrease) in contract owners’ equity resulting from operations	(4,364)	54,570	849,935	4,891,599	19,691	61,041	10,806	61,396

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	10,623	44,700	720,318	1,000,429	8,494	16,771	74,463	13,319
Transfers between subaccounts (including fixed account), net (note 6)	(2)	-	(195,267)	51,459	(1)	-	(7)	-
Surrenders and Death Benefits (notes 2c and note 4)	3,063	(34,666)	(1,239,165)	(1,509,771)	(6,281)	(51,557)	(4,143)	-
Net policy repayments (loans) (note 5)	(2,933)	(2,091)	13,828	47,028	(172)	(99)	16,299	21,312
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(21,646)	(21,986)	(928,124)	(1,001,596)	(6,836)	(6,888)	(31,839)	(29,559)
Adjustments to maintain reserves	(3)	(13)	3,221	606	17	(12)	(45)	(26)

Net equity transactions	(10,898)	(14,056)	(1,625,189)	(1,411,845)	(4,779)	(41,785)	54,728	5,046

Net change in contract owners’ equity	(15,262)	40,514	(775,254)	3,479,754	14,912	19,256	65,534	66,442
Contract owners’ equity beginning of period	360,616	320,102	15,460,936	11,981,182	205,420	186,164	279,179	212,737

Contract owners’ equity end of period	$345,354	360,616	14,685,682	15,460,936	220,332	205,420	344,713	279,179

CHANGES IN UNITS:
Beginning units	3,817	3,957	90,758	102,131	1,430	1,783	2,160	2,118
Units purchased	172	585	5,944	9,597	58	134	946	674
Units redeemed	(282)	(725)	(15,539)	(20,970)	(90)	(487)	(534)	(632)

Ending units	3,707	3,817	81,163	90,758	1,398	1,430	2,572	2,160

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	NVCRB1		NVCCA1		NVCCN1		NVCMD1
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$502	223	791	302	143	108	13,064	6,128
Realized gain (loss) on investments	445	1,968	354	1,260	40	57	11,353	18,963
Change in unrealized gain (loss) on investments	(570)	2,131	(897)	4,668	(210)	(29)	(13,852)	64,356
Reinvested capital gains	766	660	1,395	968	275	41	17,286	16,586

Net increase (decrease) in contract owners’ equity resulting from operations	1,143	4,982	1,643	7,198	248	177	27,851	106,033

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	1,184	3,974	6,554	1,891	1,354	7,122	85,147	64,317
Transfers between subaccounts (including fixed account), net (note 6)	(1)	-	(1)	-	-	-	(5)	-
Surrenders and Death Benefits (notes 2c and note 4)	(229)	(11,768)	(207)	(26,673)	-	(2,208)	-	(42,548)
Net policy repayments (loans) (note 5)	(66)	(6,894)	-	-	-	-	(130)	-
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(3,858)	(4,538)	(1,874)	(1,012)	(1,597)	(584)	(59,676)	(48,920)
Adjustments to maintain reserves	(37)	(36)	53	(3)	(9)	68	35	21

Net equity transactions	(3,007)	(19,262)	4,525	(25,797)	(252)	4,398	25,371	(27,130)

Net change in contract owners’ equity	(1,864)	(14,280)	6,168	(18,599)	(4)	4,575	53,222	78,903
Contract owners’ equity beginning of period	32,246	46,526	36,871	55,470	9,240	4,665	703,223	624,320

Contract owners’ equity end of period	$30,382	32,246	43,039	36,871	9,236	9,240	756,445	703,223

CHANGES IN UNITS:
Beginning units	252	414	284	515	76	40	5,457	5,673
Units purchased	9	35	51	17	11	60	657	544
Units redeemed	(32)	(197)	(16)	(248)	(13)	(24)	(463)	(760)

Ending units	229	252	319	284	74	76	5,651	5,457

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	NVCMA1		NVCMC1		NVCBD1		NVLCP1
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$6,875	4,382	98	(10)	4,440	6,001	238	170
Realized gain (loss) on investments	43,912	3,449	72	3,518	1,458	1,882	(27)	556
Change in unrealized gain (loss) on investments	(63,730)	56,770	(124)	(1,477)	4,808	(19,570)	416	(1,495)
Reinvested capital gains	33,038	18,737	144	823	-	3,264	-	346

Net increase (decrease) in contract owners’ equity resulting from operations	20,095	83,338	190	2,854	10,706	(8,423)	627	(423)

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	90,636	159,983	987	3,824	84,286	44,019	1,318	886
Transfers between subaccounts (including fixed account), net (note 6)	(2)	-	-	-	(2)	-	-	-
Surrenders and Death Benefits (notes 2c and note 4)	(189,531)	-	-	(35,465)	(129,168)	(34,847)	(2,144)	(13,830)
Net policy repayments (loans) (note 5)	-	-	(127)	-	(14,803)	13,727	-	-
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(32,725)	(30,942)	(878)	(1,831)	(40,481)	(42,582)	(1,192)	(1,611)
Adjustments to maintain reserves	(71)	43	12	(48)	80	-	(3)	(44,929)

Net equity transactions	(131,693)	129,084	(6)	(33,520)	(100,088)	(19,683)	(2,021)	(59,484)

Net change in contract owners’ equity	(111,598)	212,422	184	(30,666)	(89,382)	(28,106)	(1,394)	(59,907)
Contract owners’ equity beginning of period	517,441	305,019	5,427	36,093	312,761	340,867	16,761	76,668

Contract owners’ equity end of period	$405,843	517,441	5,611	5,427	223,379	312,761	15,367	16,761

CHANGES IN UNITS:
Beginning units	4,001	2,911	43	316	2,493	2,646	124	553
Units purchased	694	1,354	9	32	661	463	9	7
Units redeemed	(1,674)	(264)	(9)	(305)	(1,447)	(616)	(24)	(436)

Ending units	3,021	4,001	43	43	1,707	2,493	109	124

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	TRF4		GBF		GBF4		CAF4
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$631,251	725,410	6,197	5,971	204,226	211,835	(68,015)	(67)
Realized gain (loss) on investments	2,275,830	(910,875)	(2,919)	(29,497)	(153,911)	(91,299)	1,269,108	1,015,177
Change in unrealized gain (loss) on investments	8,993,573	25,952,478	15,335	(7,695)	540,294	(1,097,659)	927,132	3,889,023
Reinvested capital gains	-	-	-	6,494	-	184,694	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	11,900,654	25,767,013	18,613	(24,727)	590,609	(792,429)	2,128,225	4,904,133

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	3,806,658	4,345,510	48,967	446,764	998,332	2,133,954	1,149,233	1,267,896
Transfers between subaccounts (including fixed account), net (note 6)	(723,726)	(820,075)	(1)	2	(167,436)	(113,364)	(27,653)	20,097
Surrenders and Death Benefits (notes 2c and note 4)	(6,761,706)	(7,450,138)	(12,478)	(398,961)	(1,215,013)	(2,237,159)	(1,683,085)	(1,579,700)
Net policy repayments (loans) (note 5)	996,068	478,096	(7,113)	(4,943)	168,284	144,654	(74,574)	(91,051)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(4,883,024)	(4,941,141)	(35,408)	(42,677)	(1,193,312)	(1,257,095)	(1,261,336)	(1,267,299)
Adjustments to maintain reserves	53,451	64,375	50	(43)	826	75	(96)	259

Net equity transactions	(7,512,279)	(8,323,373)	(5,983)	142	(1,408,319)	(1,328,935)	(1,897,511)	(1,649,798)

Net change in contract owners’ equity	4,388,375	17,443,640	12,630	(24,585)	(817,710)	(2,121,364)	230,714	3,254,335
Contract owners’ equity beginning of period	106,519,061	89,075,421	496,379	520,964	15,632,469	17,753,833	20,986,918	17,732,583

Contract owners’ equity end of period	$110,907,436	106,519,061	509,009	496,379	14,814,759	15,632,469	21,217,632	20,986,918

CHANGES IN UNITS:
Beginning units	75,252	82,876	3,590	3,588	33,377	35,723	92,231	101,294
Units purchased	5,684	7,400	422	3,463	3,175	9,412	6,540	7,776
Units redeemed	(11,862)	(15,024)	(465)	(3,461)	(5,776)	(11,758)	(14,421)	(16,839)

Ending units	69,074	75,252	3,547	3,590	30,776	33,377	84,350	92,231

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	GVIDA		NVDBL2		NVDCA2		GVIDC
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$43,229	39,318	263	147	104	75	15,070	17,540
Realized gain (loss) on investments	198,785	123,588	876	468	86	37	28,763	34,210
Change in unrealized gain (loss) on investments	(52,178)	893,089	(533)	1,351	153	999	(39,064)	6,755
Reinvested capital gains	-	-	97	158	143	107	49,495	33,104

Net increase (decrease) in contract owners’ equity resulting from operations	189,836	1,055,995	703	2,124	486	1,218	54,264	91,609

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	415,032	421,127	12,766	3,687	2,549	515	198,207	239,112
Transfers between subaccounts (including fixed account), net (note 6)	(61)	-	-	-	-	-	(7)	-
Surrenders and Death Benefits (notes 2c and note 4)	(460,527)	(471,333)	(3)	(56)	-	-	(633,466)	(630,361)
Net policy repayments (loans) (note 5)	(44,114)	(49,344)	-	-	-	-	3,340	(19,766)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(260,926)	(292,587)	(6,115)	(4,999)	(427)	(232)	(113,400)	(242,310)
Adjustments to maintain reserves	1,258	(1,005)	48	(41)	(60)	33	(255)	1,284

Net equity transactions	(349,338)	(393,142)	6,696	(1,409)	2,062	316	(545,581)	(652,041)

Net change in contract owners’ equity	(159,502)	662,853	7,399	715	2,548	1,534	(491,317)	(560,432)
Contract owners’ equity beginning of period	4,863,570	4,200,717	17,458	16,743	7,894	6,360	1,945,534	2,505,966

Contract owners’ equity end of period	$4,704,068	4,863,570	24,857	17,458	10,442	7,894	1,454,217	1,945,534

CHANGES IN UNITS:
Beginning units	20,608	22,491	113	122	45	43	13,089	17,586
Units purchased	1,877	2,153	80	25	14	3	985	1,894
Units redeemed	(3,378)	(4,036)	(38)	(34)	(2)	(1)	(5,043)	(6,391)

Ending units	19,107	20,608	155	113	57	45	9,031	13,089

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	GVIDM		GVDMA		GVDMC		MCIF
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$441,289	432,792	244,707	251,899	33,648	28,175	15,573	17,291
Realized gain (loss) on investments	2,045,573	1,798,257	587,876	(222,353)	54,524	19,622	334,525	202,788
Change in unrealized gain (loss) on investments	(608,123)	4,074,331	249,935	4,813,899	(27,795)	191,963	(205,906)	850,490
Reinvested capital gains	-	-	-	-	56,353	35,341	235,235	106,801

Net increase (decrease) in contract owners’ equity resulting from operations	1,878,739	6,305,380	1,082,518	4,843,445	116,730	275,101	379,427	1,177,370

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	3,414,742	3,146,367	1,997,849	3,213,803	337,202	259,054	257,540	619,645
Transfers between subaccounts (including fixed account), net (note 6)	(305,252)	(363,240)	(231)	(16)	(11)	-	(45)	-
Surrenders and Death Benefits (notes 2c and note 4)	(4,019,842)	(3,487,751)	(3,138,322)	(1,809,533)	(123,454)	(467,330)	(478,438)	(861,011)
Net policy repayments (loans) (note 5)	74,034	495,471	(42,026)	(114,815)	300	(354)	16,804	(25,582)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(3,147,233)	(3,249,761)	(1,808,513)	(1,741,266)	(185,760)	(189,021)	(205,397)	(248,002)
Adjustments to maintain reserves	(965)	860	875	(271)	23	(826)	(1,513)	1,369

Net equity transactions	(3,984,516)	(3,458,054)	(2,990,368)	(452,098)	28,300	(398,477)	(411,049)	(513,581)

Net change in contract owners’ equity	(2,105,777)	2,847,326	(1,907,850)	4,391,347	145,030	(123,376)	(31,622)	663,789
Contract owners’ equity beginning of period	44,081,150	41,233,824	27,519,559	23,128,212	2,916,599	3,039,975	4,646,912	3,983,123

Contract owners’ equity end of period	$41,975,373	44,081,150	25,611,709	27,519,559	3,061,629	2,916,599	4,615,290	4,646,912

CHANGES IN UNITS:
Beginning units	142,974	153,614	115,628	122,683	15,416	16,600	13,022	14,971
Units purchased	13,469	17,920	8,717	11,895	1,282	1,218	945	1,776
Units redeemed	(29,884)	(28,560)	(16,696)	(18,950)	(1,696)	(2,402)	(2,018)	(3,725)

Ending units	126,560	142,974	107,649	115,628	15,002	15,416	11,949	13,022

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	NVMIG1		GVDIVI		GVDIV4		NVMLG1
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$9,282	-	212,213	-	395,580	181,651	(10,514)	1,798
Realized gain (loss) on investments	(469)	-	(21,750)	-	(740,755)	(875,531)	273,050	178,237
Change in unrealized gain (loss) on investments	(131,623)	-	(1,695,917)	-	(743,879)	2,851,361	(169,227)	738,848
Reinvested capital gains	84,416	-	-	-	-	-	307,591	275,493

Net increase (decrease) in contract owners’ equity resulting from operations	(38,394)	-	(1,505,454)	-	(1,089,054)	2,157,481	400,900	1,194,376

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	1,728,380	-	13,367,346	-	138,395	187,185	270,641	515,011
Transfers between subaccounts (including fixed account), net (note 6)	27	-	3,995,900	-	(15,997)	(91,119)	(56)	(2)
Surrenders and Death Benefits (notes 2c and note 4)	(71,037)	-	(283,617)	-	(639,332)	(778,366)	(635,912)	(538,848)
Net policy repayments (loans) (note 5)	3,743	-	47,618	-	53,361	18,481	(11,792)	(8,348)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(67,911)	-	(626,993)	-	(773,500)	(849,104)	(260,484)	(266,087)
Adjustments to maintain reserves	1,815	-	18,834	-	(3,374)	4,003	1,392	(39,572)

Net equity transactions	1,595,017	-	16,519,088	-	(1,240,447)	(1,508,920)	(636,211)	(337,846)

Net change in contract owners’ equity	1,556,623	-	15,013,634	-	(2,329,501)	648,561	(235,311)	856,530
Contract owners’ equity beginning of period	-	-	-	-	11,982,767	11,334,206	4,611,613	3,755,083

Contract owners’ equity end of period	$1,556,623	-	15,013,634	-	9,653,266	11,982,767	4,376,302	4,611,613

CHANGES IN UNITS:
Beginning units	-	-	-	-	18,063	21,290	31,854	33,884
Units purchased	17,595	-	142,966	-	370	381	2,062	4,265
Units redeemed	(1,626)	-	(12,348)	-	(2,672)	(3,608)	(6,444)	(6,295)

Ending units	15,969	-	130,618	-	15,761	18,063	27,472	31,854

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	NVMLV1		NVMMG1		NVMMV2		SCGF
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$28,315	20,255	(347,098)	(332,900)	40,093	26,016	(15,348)	(13,472)
Realized gain (loss) on investments	111,844	138,417	2,551,819	3,046,885	327,086	249,908	133,887	141,484
Change in unrealized gain (loss) on investments	(88,050)	607,089	(6,959,009)	9,682,651	(856,077)	1,119,475	(381,412)	451,800
Reinvested capital gains	322,654	157,021	6,409,907	3,647,190	1,428,442	257,930	310,477	104,511

Net increase (decrease) in contract owners’ equity resulting from operations	374,763	922,782	1,655,619	16,043,826	939,544	1,653,329	47,604	684,323

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	1,297,652	288,164	2,157,257	2,575,013	300,209	367,775	141,565	122,918
Transfers between subaccounts (including fixed account), net (note 6)	(145)	-	(53,364)	110,348	(176)	4	(53)	1
Surrenders and Death Benefits (notes 2c and note 4)	(340,882)	(544,091)	(3,688,991)	(5,108,539)	(640,100)	(390,963)	(159,524)	(171,296)
Net policy repayments (loans) (note 5)	(7,525)	3,390	(7,121)	38,713	10,106	(74,213)	218,881	6,530
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(209,749)	(196,816)	(2,675,718)	(2,787,311)	(341,442)	(354,327)	(98,345)	(94,975)
Adjustments to maintain reserves	311	37,528	356	(3,840)	(105)	200	480	(304)

Net equity transactions	739,662	(411,825)	(4,267,581)	(5,175,616)	(671,508)	(451,524)	103,004	(137,126)

Net change in contract owners’ equity	1,114,425	510,957	(2,611,962)	10,868,210	268,036	1,201,805	150,608	547,197
Contract owners’ equity beginning of period	3,336,876	2,825,919	55,320,207	44,451,997	6,127,545	4,925,740	2,173,172	1,625,975

Contract owners’ equity end of period	$4,451,301	3,336,876	52,708,245	55,320,207	6,395,581	6,127,545	2,323,780	2,173,172

CHANGES IN UNITS:
Beginning units	23,337	25,563	247,024	277,437	39,246	42,495	8,713	9,378
Units purchased	9,540	2,719	15,337	19,868	2,089	3,447	1,749	749
Units redeemed	(3,528)	(4,945)	(36,038)	(50,281)	(6,073)	(6,696)	(1,271)	(1,414)

Ending units	29,349	23,337	226,323	247,024	35,262	39,246	9,191	8,713

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	SCVF4		SCF4		MSBF		GVEX4
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$(35,419)	27,986	(93,120)	(93,661)	40,580	48,768	1,609,899	1,506,224
Realized gain (loss) on investments	754,216	406,540	185,065	(38,470)	30,099	68,578	6,672,197	7,750,894
Change in unrealized gain (loss) on investments	(1,416,629)	6,196,578	(2,839,982)	5,986,102	(15,736)	(150,282)	8,362,927	25,375,858
Reinvested capital gains	1,966,078	-	2,732,512	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,268,246	6,631,104	(15,525)	5,853,971	54,943	(32,936)	16,645,023	34,632,976

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	876,881	1,384,449	1,073,198	1,100,928	240,598	262,130	8,531,891	8,892,722
Transfers between subaccounts (including fixed account), net (note 6)	(43,758)	333,410	7,682	(163,881)	(9)	(1)	244,952	843,993
Surrenders and Death Benefits (notes 2c and note 4)	(2,511,778)	(2,186,318)	(1,400,764)	(1,813,395)	(192,969)	(331,220)	(9,169,964)	(12,349,316)
Net policy repayments (loans) (note 5)	58,559	(53,734)	(82,715)	(67,126)	13,359	105	(441,040)	(547,383)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(1,096,747)	(1,138,006)	(1,225,275)	(1,283,276)	(152,911)	(157,918)	(9,701,899)	(9,917,021)
Adjustments to maintain reserves	(265)	(45)	(109,598)	746	1,169	(1,142)	49,702	(2,350)

Net equity transactions	(2,717,108)	(1,660,244)	(1,737,472)	(2,226,004)	(90,763)	(228,046)	(10,486,358)	(13,079,355)

Net change in contract owners’ equity	(1,448,862)	4,970,860	(1,752,997)	3,627,967	(35,820)	(260,982)	6,158,665	21,553,621
Contract owners’ equity beginning of period	22,500,901	17,530,041	19,300,812	15,672,845	1,742,473	2,003,455	138,451,521	116,897,900

Contract owners’ equity end of period	$21,052,039	22,500,901	17,547,815	19,300,812	1,706,653	1,742,473	144,610,186	138,451,521

CHANGES IN UNITS:
Beginning units	63,460	70,679	57,570	65,481	8,969	9,545	204,323	226,237
Units purchased	3,965	5,722	4,992	5,297	1,272	1,606	15,049	18,519
Units redeemed	(11,783)	(12,941)	(10,587)	(13,208)	(1,570)	(2,182)	(31,451)	(40,433)

Ending units	55,642	63,460	51,975	57,570	8,671	8,969	187,921	204,323

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	NVSTB2		NVOLG1		NVTIV3		EIF4
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$2,275	4,302	37,735	99,037	6,538	2,073	173,961	(112,118)
Realized gain (loss) on investments	3,993	5,360	4,677,762	3,276,706	9,752	(2,798)	530,990	441,379
Change in unrealized gain (loss) on investments	(7,960)	(18,989)	(7,499,148)	26,086,136	(53,962)	30,439	682,830	4,490,001
Reinvested capital gains	-	1,033	10,850,117	-	11,056	1,712	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(1,692)	(8,294)	8,066,466	29,461,879	(26,616)	31,426	1,387,781	4,819,262

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	207,700	244,682	4,762,416	5,491,364	146,940	43,014	896,957	1,042,093
Transfers between subaccounts (including fixed account), net (note 6)	-	-	(425,383)	(1,075,462)	17,949	-	(58,111)	61,065
Surrenders and Death Benefits (notes 2c and note 4)	(328,350)	(163,290)	(9,809,630)	(9,048,442)	(86,810)	(67,047)	(1,280,246)	(2,370,953)
Net policy repayments (loans) (note 5)	677	(1,385)	(216,715)	(116,487)	613	365	(8,015)	(42,369)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(94,624)	(115,108)	(5,964,497)	(6,134,386)	(6,568)	(4,920)	(1,008,605)	(1,180,606)
Adjustments to maintain reserves	(83)	93	(282)	6,855	(80)	61,392	(2,576)	1,905

Net equity transactions	(214,680)	(35,008)	(11,654,091)	(10,876,558)	72,044	32,804	(1,460,596)	(2,488,865)

Net change in contract owners’ equity	(216,372)	(43,302)	(3,587,625)	18,585,321	45,428	64,230	(72,815)	2,330,397
Contract owners’ equity beginning of period	1,324,588	1,367,890	106,409,853	87,824,532	198,796	134,566	17,230,712	14,900,315

Contract owners’ equity end of period	$1,108,216	1,324,588	102,822,228	106,409,853	244,224	198,796	17,157,897	17,230,712

CHANGES IN UNITS:
Beginning units	12,037	12,361	369,714	411,546	1,204	953	59,533	70,875
Units purchased	2,374	3,663	22,341	29,934	813	396	4,081	5,607
Units redeemed	(4,315)	(3,987)	(62,482)	(71,766)	(685)	(145)	(9,380)	(16,949)

Ending units	10,096	12,037	329,574	369,714	1,332	1,204	54,234	59,533

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	NVRE1		SAM4		ALVGIA		ALVSVA
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$92,111	27,185	(212,070)	(243,710)	15,195	17,221	429	(1,167)
Realized gain (loss) on investments	224,705	254,204	8	-	408,918	47,570	123,412	245,487
Change in unrealized gain (loss) on investments	(347,482)	(431,277)	-	-	(225,932)	636,107	(240,852)	459,727
Reinvested capital gains	997,516	255,379	-	-	-	-	383,368	176,045

Net increase (decrease) in contract owners’ equity resulting from operations	966,850	105,491	(212,062)	(243,710)	198,181	700,898	266,357	880,092

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	532,652	506,007	12,143,480	14,981,177	505,427	792,580	205,142	751,560
Transfers between subaccounts (including fixed account), net (note 6)	(24)	(2)	230,691	967,065	(9)	(30)	(34)	(6)
Surrenders and Death Benefits (notes 2c and note 4)	(634,238)	(462,194)	(11,643,573)	(16,069,055)	(781,194)	(92,392)	(260,898)	(625,203)
Net policy repayments (loans) (note 5)	11,724	(19,700)	(228,244)	350,634	(6,389)	(4,042)	(23,235)	13,207
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(203,866)	(202,950)	(4,089,480)	(4,343,633)	(189,750)	(198,713)	(158,537)	(160,184)
Adjustments to maintain reserves	30	220	(1,267)	2,108	(1,377)	131	252	(1,202)

Net equity transactions	(293,722)	(178,619)	(3,588,393)	(4,111,704)	(473,292)	497,534	(237,310)	(21,828)

Net change in contract owners’ equity	673,128	(73,128)	(3,800,455)	(4,355,414)	(275,111)	1,198,432	29,047	858,264
Contract owners’ equity beginning of period	3,598,835	3,671,963	33,501,766	37,857,180	2,920,455	1,722,023	3,270,275	2,412,011

Contract owners’ equity end of period	$4,271,963	3,598,835	29,701,311	33,501,766	2,645,344	2,920,455	3,299,322	3,270,275

CHANGES IN UNITS:
Beginning units	30,682	32,024	150,332	172,313	9,101	9,049	8,075	8,206
Units purchased	4,261	5,528	67,073	83,812	1,640	1,445	571	1,808
Units redeemed	(6,486)	(6,870)	(83,459)	(105,793)	(1,881)	(1,393)	(1,184)	(1,939)

Ending units	28,457	30,682	133,947	150,332	8,860	9,101	7,462	8,075

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	ACVIG		ACVIP2		ACVI		ACVMV1
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$24,613	24,823	12,236	23,140	3,942	3,347	6,163	5,738
Realized gain (loss) on investments	131,687	73,229	(12,699)	57,723	26,611	8,797	96,473	130,198
Change in unrealized gain (loss) on investments	46,179	381,638	1,917	(413,593)	(47,568)	52,780	(1,551)	122,500
Reinvested capital gains	-	-	51,730	95,424	-	-	83,724	15,035

Net increase (decrease) in contract owners’ equity resulting from operations	202,479	479,690	53,184	(237,306)	(17,015)	64,924	184,809	273,471

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	378,955	333,863	311,921	210,670	8,434	37,084	226,939	488,821
Transfers between subaccounts (including fixed account), net (note 6)	(21)	(1)	(10)	(135)	(3)	(2)	12	(12)
Surrenders and Death Benefits (notes 2c and note 4)	(150,814)	(334,648)	(225,337)	(682,101)	(52,622)	(5,702)	(313,409)	(429,736)
Net policy repayments (loans) (note 5)	(7,906)	(1,845)	(9,624)	(3,565)	(260)	(103)	(9,019)	8,301
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(109,513)	(114,424)	(217,564)	(252,958)	(25,378)	(28,633)	(59,037)	(53,854)
Adjustments to maintain reserves	237	(417)	(759)	302	(23)	454	(196)	(63)

Net equity transactions	110,938	(117,472)	(141,373)	(727,787)	(69,852)	3,098	(154,710)	13,457

Net change in contract owners’ equity	313,417	362,218	(88,189)	(965,093)	(86,867)	68,022	30,099	286,928
Contract owners’ equity beginning of period	1,718,552	1,356,334	2,092,601	3,057,694	366,963	298,941	1,178,884	891,956

Contract owners’ equity end of period	$2,031,969	1,718,552	2,004,412	2,092,601	280,096	366,963	1,208,983	1,178,884

CHANGES IN UNITS:
Beginning units	7,219	7,703	12,680	17,193	286	306	5,341	5,224
Units purchased	1,468	1,186	1,813	2,061	13	26	1,021	2,598
Units redeemed	(1,093)	(1,670)	(2,911)	(6,574)	(72)	(46)	(1,626)	(2,481)

Ending units	7,594	7,219	11,582	12,680	227	286	4,736	5,341

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	ACVU1		DVSCS		DCAP		DSC
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$(199)	(3)	(13,520)	28,398	33,406	36,748	(4,921)	(3,803)
Realized gain (loss) on investments	8,676	5,976	675,341	485,038	245,670	110,413	21,157	155,485
Change in unrealized gain (loss) on investments	(4,162)	4,328	(778,100)	2,255,317	(144,678)	391,056	(11,316)	43,804
Reinvested capital gains	-	-	541,156	112,810	81,186	6,924	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	4,315	10,301	424,877	2,881,563	215,584	545,141	4,920	195,486

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	62,480	27	960,522	1,707,410	212,475	279,445	73,391	838,125
Transfers between subaccounts (including fixed account), net (note 6)	(1)	-	(307)	(3)	6	(6)	(12)	(1)
Surrenders and Death Benefits (notes 2c and note 4)	(18,426)	(6,946)	(762,882)	(1,531,294)	(382,010)	(331,775)	(141,988)	(489,935)
Net policy repayments (loans) (note 5)	-	-	(36,983)	(24,399)	(5,840)	(9,782)	395	2,572
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(2,370)	(8,721)	(458,130)	(461,256)	(180,337)	(201,684)	(25,411)	(28,238)
Adjustments to maintain reserves	(973)	1,125	(369)	(61)	(1,748)	1,507	312	(212)

Net equity transactions	40,710	(14,515)	(298,149)	(309,603)	(357,454)	(262,295)	(93,313)	322,311

Net change in contract owners’ equity	45,025	(4,214)	126,728	2,571,960	(141,870)	282,846	(88,393)	517,797
Contract owners’ equity beginning of period	29,929	34,143	9,960,289	7,388,329	3,076,647	2,793,801	838,428	320,631

Contract owners’ equity end of period	$74,954	29,929	10,087,017	9,960,289	2,934,777	3,076,647	750,035	838,428

CHANGES IN UNITS:
Beginning units	22	34	28,636	29,851	14,945	15,700	2,088	1,728
Units purchased	33	-	3,038	5,446	1,031	1,495	293	1,278
Units redeemed	(17)	(12)	(4,135)	(6,661)	(2,538)	(2,250)	(616)	(918)

Ending units	38	22	27,539	28,636	13,438	14,945	1,765	2,088

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	FVCA2P		FQB		FEIP		FHIP
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$1,135	334	79,314	94,411	1,994,216	1,619,992	398,115	396,855
Realized gain (loss) on investments	(1)	2,627	7,627	20,321	(75,071)	(736,948)	435,115	38,786
Change in unrealized gain (loss) on investments	(24,093)	9,937	(6,808)	(110,421)	4,069,217	14,645,621	(795,778)	(13,198)
Reinvested capital gains	21,166	2,248	-	-	1,287,071	5,865,044	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(1,793)	15,146	80,133	4,311	7,275,433	21,393,709	37,452	422,443

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	7,815	20,524	323,670	561,733	5,408,853	5,776,489	946,099	335,370
Transfers between subaccounts (including fixed account), net (note 6)	(1)	-	(4)	(1)	(2,831)	(591,228)	78,957	(316,290)
Surrenders and Death Benefits (notes 2c and note 4)	(3,276)	(12,112)	(480,237)	(430,717)	(8,490,707)	(7,965,461)	(647,464)	(875,779)
Net policy repayments (loans) (note 5)	1,075	1,258	(1,812)	(12,548)	428,565	321,896	11,991	(19,037)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(7,751)	(8,853)	(212,857)	(253,490)	(6,321,820)	(6,510,185)	(624,352)	(634,654)
Adjustments to maintain reserves	689	712	(744)	94	(188)	4,619	608	(209)

Net equity transactions	(1,449)	1,529	(371,984)	(134,929)	(8,978,128)	(8,963,870)	(234,161)	(1,510,599)

Net change in contract owners’ equity	(3,242)	16,675	(291,851)	(130,618)	(1,702,695)	12,429,839	(196,709)	(1,088,156)
Contract owners’ equity beginning of period	112,384	95,709	2,618,615	2,749,233	94,397,820	81,967,981	7,765,711	8,853,867

Contract owners’ equity end of period	$109,142	112,384	2,326,764	2,618,615	92,695,125	94,397,820	7,569,002	7,765,711

CHANGES IN UNITS:
Beginning units	599	591	13,941	15,521	136,521	150,011	14,624	17,236
Units purchased	57	139	2,108	3,221	10,252	12,830	2,189	438
Units redeemed	(65)	(131)	(3,629)	(4,801)	(22,991)	(26,320)	(2,304)	(3,050)

Ending units	591	599	12,420	13,941	123,782	136,521	14,509	14,624

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	FAMP		FNRS2		FEIS		FF10S
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$260,374	271,271	(1,323)	(532)	113,553	85,258	2,354	1,680
Realized gain (loss) on investments	500,716	463,562	86,166	155,657	29,877	(57,667)	2,570	56,775
Change in unrealized gain (loss) on investments	(626,676)	3,376,642	(339,440)	211,543	187,867	786,330	691	(14,510)
Reinvested capital gains	1,439,914	72,434	20,950	10,784	77,772	336,730	4,510	6,986

Net increase (decrease) in contract owners’ equity resulting from operations	1,574,328	4,183,909	(233,647)	377,452	409,069	1,150,651	10,125	50,931

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	2,297,839	2,758,988	269,180	242,198	491,577	632,368	10,642	59,543
Transfers between subaccounts (including fixed account), net (note 6)	(199,700)	(192,306)	7	-	(324)	(3)	(1)	-
Surrenders and Death Benefits (notes 2c and note 4)	(1,763,167)	(2,032,887)	(163,457)	(466,620)	(382,377)	(343,423)	(1,797)	(540,235)
Net policy repayments (loans) (note 5)	213,314	(460,152)	(2,955)	(7,451)	(27,185)	(11,152)	90	(87)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(2,628,222)	(2,619,137)	(109,767)	(116,774)	(304,753)	(336,909)	(18,251)	(35,814)
Adjustments to maintain reserves	2,176	1,583	16	(46)	(148)	286	90	11

Net equity transactions	(2,077,760)	(2,543,911)	(6,976)	(348,693)	(223,210)	(58,833)	(9,227)	(516,582)

Net change in contract owners’ equity	(503,432)	1,639,998	(240,623)	28,759	185,859	1,091,818	898	(465,651)
Contract owners’ equity beginning of period	31,049,343	29,409,345	1,826,336	1,797,577	5,437,445	4,345,627	288,021	753,672

Contract owners’ equity end of period	$30,545,911	31,049,343	1,585,713	1,826,336	5,623,304	5,437,445	288,919	288,021

CHANGES IN UNITS:
Beginning units	59,764	64,290	8,567	10,390	25,465	25,858	1,796	5,273
Units purchased	4,963	7,070	1,629	1,375	2,348	3,487	66	406
Units redeemed	(9,301)	(11,596)	(1,608)	(3,198)	(3,391)	(3,880)	(123)	(3,883)

Ending units	55,426	59,764	8,588	8,567	24,422	25,465	1,739	1,796

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	FF20S		FF30S		FGP		FGS
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$17,264	17,164	15,927	16,583	(619,623)	(430,315)	(21,528)	(15,848)
Realized gain (loss) on investments	37,597	109,073	8,287	1,767	8,255,880	7,342,924	134,082	58,660
Change in unrealized gain (loss) on investments	(14,615)	97,319	16,408	272,855	5,458,470	27,976,399	208,777	812,044
Reinvested capital gains	33,007	22,863	38,486	23,611	-	78,611	-	1,979

Net increase (decrease) in contract owners’ equity resulting from operations	73,253	246,419	79,108	314,816	13,094,727	34,967,619	321,331	856,835

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	188,856	115,379	211,948	266,952	7,972,562	7,966,894	247,762	284,954
Transfers between subaccounts (including fixed account), net (note 6)	(9)	-	(13)	-	(92,714)	(60,734)	(64)	(1)
Surrenders and Death Benefits (notes 2c and note 4)	(39,770)	(311,137)	(21,101)	(36,236)	(10,928,230)	(10,110,956)	(318,707)	(254,654)
Net policy repayments (loans) (note 5)	29,897	23,195	(2,559)	(32)	423,736	(111,781)	(12,455)	(17,263)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(115,599)	(119,122)	(79,473)	(79,267)	(8,939,261)	(8,951,498)	(188,262)	(184,148)
Adjustments to maintain reserves	(37)	137	(55)	198	48,884	7,315	80	-

Net equity transactions	63,338	(291,548)	108,747	151,615	(11,515,023)	(11,260,760)	(271,646)	(171,112)

Net change in contract owners’ equity	136,591	(45,129)	187,855	466,431	1,579,704	23,706,859	49,685	685,723
Contract owners’ equity beginning of period	1,801,015	1,846,144	1,898,332	1,431,901	127,990,257	104,283,398	3,194,802	2,509,079

Contract owners’ equity end of period	$1,937,606	1,801,015	2,086,187	1,898,332	129,569,961	127,990,257	3,244,487	3,194,802

CHANGES IN UNITS:
Beginning units	10,854	12,820	11,010	10,016	196,502	216,881	14,230	15,108
Units purchased	1,382	915	1,232	1,754	14,777	19,317	1,149	1,565
Units redeemed	(1,003)	(2,881)	(618)	(760)	(33,570)	(39,696)	(2,284)	(2,443)

Ending units	11,233	10,854	11,624	11,010	177,709	196,502	13,095	14,230

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	FHIPR		FIGBP		FIGBS		FMCS
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$255,251	260,894	388,094	461,522	21,482	22,373	(66,466)	(33,156)
Realized gain (loss) on investments	43,005	76,162	290,472	213,924	4,488	576	401,729	53,058
Change in unrealized gain (loss) on investments	(266,443)	(89,698)	700,310	(1,811,982)	46,420	(80,362)	31,553	1,965,175
Reinvested capital gains	—	—	11,084	343,666	599	17,782	289,257	1,484,407

Net increase (decrease) in contract owners’ equity resulting from operations	31,813	247,358	1,389,960	(792,870)	72,989	(39,631)	656,073	3,469,484

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	707,487	1,235,424	1,805,955	2,299,556	139,517	153,792	826,561	1,057,569
Transfers between subaccounts (including fixed account), net (note 6)	(14)	5	215,688	(438,609)	(44)	—	(396)	4
Surrenders and Death Benefits (notes 2c and note 4)	(647,840)	(792,396)	(3,243,844)	(2,954,114)	(60,277)	(15,739)	(1,255,961)	(1,689,665)
Net policy repayments (loans) (note 5)	(31,793)	(27,023)	51,982	(73,231)	(253)	387	(27,978)	4,047
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(355,019)	(374,159)	(2,042,181)	(2,444,044)	(92,837)	(109,880)	(680,928)	(699,863)
Adjustments to maintain reserves	16	(4,566)	6,060	1,300	103	(30)	2,884	(1,798)

Net equity transactions	(327,163)	37,285	(3,206,340)	(3,609,142)	(13,791)	28,530	(1,135,818)	(1,329,706)

Net change in contract owners’ equity	(295,350)	284,643	(1,816,380)	(4,402,012)	59,198	(11,101)	(479,745)	2,139,778
Contract owners’ equity beginning of period	5,231,796	4,947,153	28,391,507	32,793,519	1,476,602	1,487,703	12,669,390	10,529,612

Contract owners’ equity end of period	$4,936,446	5,231,796	26,575,127	28,391,507	1,535,800	1,476,602	12,189,645	12,669,390

CHANGES IN UNITS:
Beginning units	35,737	35,561	81,346	87,058	9,786	9,601	26,881	30,197
Units purchased	5,310	10,275	6,326	12,514	1,008	1,528	2,099	3,008
Units redeemed	(7,488)	(10,099)	(16,079)	(18,226)	(1,097)	(1,343)	(4,068)	(6,324)

Ending units	33,559	35,737	71,593	81,346	9,697	9,786	24,912	26,881

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	FOP		FOPR		FOS		FOSR
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$78,516	91,682	136,798	149,034	200	271	16,263	16,051
Realized gain (loss) on investments	(252,310)	8,688	(384,320)	(1,078,256)	(785)	(1,540)	(3,699)	(64,654)
Change in unrealized gain (loss) on investments	(960,620)	3,229,651	(1,755,352)	6,481,264	(4,303)	14,995	(299,149)	775,578
Reinvested capital gains	3,367	47,739	5,701	81,217	14	200	780	10,999

Net increase (decrease) in contract owners’ equity resulting from operations	(1,131,047)	3,377,760	(1,997,173)	5,633,259	(4,874)	13,926	(285,805)	737,974

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	375,584	399,021	1,661,722	2,035,628	1,621	1,725	287,124	329,803
Transfers between subaccounts (including fixed account), net (note 6)	(61,378)	(37,748)	(97,532)	(360,124)	(1)	-	(35)	-
Surrenders and Death Benefits (notes 2c and note 4)	(1,262,975)	(1,043,617)	(1,457,218)	(2,690,985)	(3,981)	(3,489)	42,497	(165,338)
Net policy repayments (loans) (note 5)	62,077	(36,154)	6,220	98,451	(1,272)	177	(23,969)	(6,203)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(882,130)	(926,399)	(1,264,637)	(1,323,417)	(6,077)	(6,975)	(175,114)	(190,474)
Adjustments to maintain reserves	(1,712)	1,669	(3,795)	3,636	(161)	7	(146)	96

Net equity transactions	(1,770,534)	(1,643,228)	(1,155,240)	(2,236,811)	(9,871)	(8,555)	130,357	(32,116)

Net change in contract owners’ equity	(2,901,581)	1,734,532	(3,152,413)	3,396,448	(14,745)	5,371	(155,448)	705,858
Contract owners’ equity beginning of period	14,010,407	12,275,875	23,651,848	20,255,400	58,492	53,121	3,217,547	2,511,689

Contract owners’ equity end of period	$11,108,826	14,010,407	20,499,435	23,651,848	43,747	58,492	3,062,099	3,217,547

CHANGES IN UNITS:
Beginning units	24,534	28,954	110,788	121,485	234	275	18,085	18,258
Units purchased	692	682	14,346	14,217	7	9	2,694	2,357
Units redeemed	(4,625)	(5,102)	(19,868)	(24,914)	(49)	(50)	(1,894)	(2,530)

Ending units	20,601	24,534	105,266	110,788	192	234	18,885	18,085

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	FVSS		FTVRDI		FTVSVI		FTVDM2
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$6,589	2,571	59,559	71,410	9,018	45,431	17,427	-
Realized gain (loss) on investments	140,636	194,019	696,335	781,726	541,245	301,624	(1,245)	-
Change in unrealized gain (loss) on investments	(13,051)	371,798	(316,662)	897,820	(982,184)	1,333,101	(116,863)	-
Reinvested capital gains	-	-	135,695	-	440,051	95,428	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	134,174	568,388	574,927	1,750,956	8,130	1,775,584	(100,681)	-

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	295,935	345,489	964,519	1,262,944	373,823	576,429	1,793,269	-
Transfers between subaccounts (including fixed account), net (note 6)	(32)	1	(75)	(40)	(49)	(4)	(8)	-
Surrenders and Death Benefits (notes 2c and note 4)	(146,238)	(316,118)	(1,439,331)	(1,657,234)	(697,544)	(849,189)	(62,194)	-
Net policy repayments (loans) (note 5)	14,759	(23,239)	15,634	(264)	(11,051)	(25,606)	(6,298)	-
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(158,569)	(146,401)	(433,404)	(466,687)	(332,128)	(348,602)	(77,590)	-
Adjustments to maintain reserves	(1,195)	557	(165)	2,197	(925)	866	44,106	-

Net equity transactions	4,660	(139,711)	(892,822)	(859,084)	(667,874)	(646,106)	1,691,285	-

Net change in contract owners’ equity	138,834	428,677	(317,895)	891,872	(659,744)	1,129,478	1,590,604	-
Contract owners’ equity beginning of period	2,369,544	1,940,867	7,305,705	6,413,833	6,373,319	5,243,841	-	-

Contract owners’ equity end of period	$2,508,378	2,369,544	6,987,810	7,305,705	5,713,575	6,373,319	1,590,604	-

CHANGES IN UNITS:
Beginning units	6,902	7,354	24,591	28,081	16,434	18,139	-	-
Units purchased	779	1,349	3,589	5,363	1,306	1,811	18,767	-
Units redeemed	(950)	(1,801)	(7,217)	(8,853)	(2,722)	(3,516)	(1,817)	-

Ending units	6,731	6,902	20,963	24,591	15,018	16,434	16,950	-

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	TIF		FTVGI2		FTVFA2		AMTB
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$23,581	24,395	117,885	-	1,668	4,542	88,090	126,689
Realized gain (loss) on investments	130,992	25,360	(29,487)	-	4,965	(3,110)	(44,283)	(186,297)
Change in unrealized gain (loss) on investments	(330,908)	215,523	(78,783)	-	(4,149)	(770)	(47,862)	56,229
Reinvested capital gains	-	-	-	-	66	7,017	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(176,335)	265,278	9,615	-	2,550	7,679	(4,055)	(3,379)

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	261,670	323,509	2,623,050	-	25,573	58,045	768,562	762,945
Transfers between subaccounts (including fixed account), net (note 6)	(28)	48	-	-	-	-	40,745	486,342
Surrenders and Death Benefits (notes 2c and note 4)	(192,868)	(54,899)	(628,804)	-	(50,111)	(26,713)	(664,862)	(457,140)
Net policy repayments (loans) (note 5)	668	10,894	(6,121)	-	-	-	5,663	35,119
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(100,402)	(131,925)	(76,602)	-	(12,223)	(4,636)	(649,488)	(709,001)
Adjustments to maintain reserves	(234)	(101)	5,011	-	80	(40)	(578)	503

Net equity transactions	(31,194)	147,526	1,916,534	-	(36,681)	26,656	(499,958)	118,768

Net change in contract owners’ equity	(207,529)	412,804	1,926,149	-	(34,131)	34,335	(504,013)	115,389
Contract owners’ equity beginning of period	1,596,456	1,183,652	-	-	65,149	30,814	8,865,858	8,750,469

Contract owners’ equity end of period	$1,388,927	1,596,456	1,926,149	-	31,018	65,149	8,361,845	8,865,858

CHANGES IN UNITS:
Beginning units	1,920	1,971	-	-	506	294	35,948	35,997
Units purchased	512	198	26,409	-	195	476	4,042	6,333
Units redeemed	(240)	(249)	(7,221)	-	(465)	(264)	(5,962)	(6,382)

Ending units	2,192	1,920	19,188	-	236	506	34,028	35,948

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	AMINS		AMCG		AMTP		AMFAS
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$(8)	18	(1,687)	(1,874)	3,271	17,116	(3,783)	(3,362)
Realized gain (loss) on investments	413	101	68,713	11,295	318,784	142,622	18,694	39,816
Change in unrealized gain (loss) on investments	(465)	262	(141,728)	66,984	(30,416)	643,212	(48,598)	141,085
Reinvested capital gains	-	-	92,030	-	-	-	51,391	-

Net increase (decrease) in contract owners’ equity resulting from operations	(60)	381	17,328	76,405	291,639	802,950	17,704	177,539

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	1,188	1,272	72,560	3,523	123,277	146,402	65,630	77,711
Transfers between subaccounts (including fixed account), net (note 6)	(1)	-	(8)	-	(48)	(1)	(9)	(95)
Surrenders and Death Benefits (notes 2c and note 4)	(2,703)	-	(130,019)	(52)	(398,404)	(187,803)	(10,079)	(55,732)
Net policy repayments (loans) (note 5)	-	-	(173)	(140)	14,595	2,617	(238)	4,334
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(1,080)	(1,201)	(33,555)	(29,717)	(198,242)	(188,490)	(49,282)	(46,526)
Adjustments to maintain reserves	(61)	71	(752)	1,476	662	(856)	1,135	171

Net equity transactions	(2,657)	142	(91,947)	(24,910)	(458,160)	(228,131)	7,157	(20,137)

Net change in contract owners’ equity	(2,717)	523	(74,619)	51,495	(166,521)	574,819	24,861	157,402
Contract owners’ equity beginning of period	2,717	2,194	303,634	252,139	3,359,651	2,784,832	551,794	394,392

Contract owners’ equity end of period	$-	2,717	229,015	303,634	3,193,130	3,359,651	576,655	551,794

CHANGES IN UNITS:
Beginning units	18	17	545	565	3,218	3,452	2,351	2,512
Units purchased	8	9	39	4	173	196	369	415
Units redeemed	(26)	(8)	(405)	(24)	(985)	(430)	(376)	(576)

Ending units	-	18	179	545	2,406	3,218	2,344	2,351

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	AMSRS		OVGS		OVGI		OVSC
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$(2,308)	153	66,921	8,035	2,287	8,337	2,529	2,827
Realized gain (loss) on investments	42,380	45,674	349,032	34,797	171,069	(382)	156,445	146,590
Change in unrealized gain (loss) on investments	32,929	173,324	(739,850)	219,249	17,269	592,411	(206,308)	243,266
Reinvested capital gains	-	-	507,880	-	50,695	-	193,739	14,950

Net increase (decrease) in contract owners’ equity resulting from operations	73,001	219,151	183,983	262,081	241,320	600,366	146,405	407,633

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	37,476	52,794	10,638,845	38,962	448,130	232,253	164,545	260,825
Transfers between subaccounts (including fixed account), net (note 6)	(5)	-	(27)	-	3	1	(23)	2
Surrenders and Death Benefits (notes 2c and note 4)	(38,449)	(57,116)	(482,072)	(230,589)	(401,906)	(293,662)	(151,943)	(269,010)
Net policy repayments (loans) (note 5)	(1,995)	1,351	(34,661)	1,053	2,206	(5,778)	16,908	(24,763)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(37,842)	(39,211)	(426,385)	(76,285)	(152,065)	(174,918)	(77,390)	(77,842)
Adjustments to maintain reserves	(994)	616	94,939	(114)	(1,667)	1,137	-	(173)

Net equity transactions	(41,809)	(41,566)	9,790,639	(266,973)	(105,299)	(240,967)	(47,903)	(110,961)

Net change in contract owners’ equity	31,192	177,585	9,974,622	(4,892)	136,021	359,399	98,502	296,672
Contract owners’ equity beginning of period	782,015	604,430	1,141,093	1,145,985	2,488,123	2,128,724	1,390,815	1,094,143

Contract owners’ equity end of period	$813,207	782,015	11,115,715	1,141,093	2,624,144	2,488,123	1,489,317	1,390,815

CHANGES IN UNITS:
Beginning units	2,349	2,447	2,406	2,710	12,146	13,720	3,875	4,172
Units purchased	138	248	44,799	43	1,216	1,439	342	1,072
Units redeemed	(255)	(346)	(4,460)	(347)	(1,695)	(3,013)	(651)	(1,369)

Ending units	2,232	2,349	42,745	2,406	11,667	12,146	3,566	3,875

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	OVSB		PMVFBA		PMVLDA		PMVTRA
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$17,123	21,946	2,750	2,269	1,569	3,652	15,716	18,510
Realized gain (loss) on investments	(1,818)	(690)	(978)	(550)	1,937	3,297	(12,982)	(18,715)
Change in unrealized gain (loss) on investments	(2,861)	(25,641)	(2,922)	(20,647)	(2,595)	(11,371)	33,399	(36,128)
Reinvested capital gains	-	-	578	2,117	-	-	-	9,479

Net increase (decrease) in contract owners’ equity resulting from operations	12,444	(4,385)	(572)	(16,811)	911	(4,422)	36,133	(26,854)

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	55,783	92,272	9,521	16,351	18,911	84,025	95,042	245,730
Transfers between subaccounts (including fixed account), net (note 6)	(2)	-	(1)	-	(2)	-	(15,788)	70,769
Surrenders and Death Benefits (notes 2c and note 4)	(95,259)	4,756	(12,397)	(9,787)	(109,597)	(113,998)	(103,460)	(450,644)
Net policy repayments (loans) (note 5)	(3,116)	1,230	200	160	6,058	3,734	(24,607)	6,984
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(39,039)	(33,889)	(10,905)	(11,820)	(41,973)	(44,067)	(45,607)	(58,534)
Adjustments to maintain reserves	(47)	323	(65)	41	(99)	23	(1,030)	(496)

Net equity transactions	(81,680)	64,692	(13,647)	(5,055)	(126,702)	(70,283)	(95,450)	(186,191)

Net change in contract owners’ equity	(69,236)	60,307	(14,219)	(21,866)	(125,791)	(74,705)	(59,317)	(213,045)
Contract owners’ equity beginning of period	554,909	494,602	210,238	232,104	503,237	577,942	1,039,886	1,252,931

Contract owners’ equity end of period	$485,673	554,909	196,019	210,238	377,446	503,237	980,569	1,039,886

CHANGES IN UNITS:
Beginning units	5,045	4,550	1,694	1,736	4,193	4,773	5,114	6,311
Units purchased	520	1,123	80	135	221	791	875	2,609
Units redeemed	(1,324)	(628)	(189)	(177)	(1,272)	(1,371)	(1,104)	(3,806)

Ending units	4,241	5,045	1,585	1,694	3,142	4,193	4,885	5,114

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	PVGIB		PVTIGB		PVTVB		ACEG
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$1,409	2,417	240	2,972	129	505	(1,792)	(747)
Realized gain (loss) on investments	13,366	18,192	1,600	50,572	154,732	17,581	10,513	14,786
Change in unrealized gain (loss) on investments	14,673	56,490	(7,906)	3,708	(101,078)	209,339	12,130	71,304
Reinvested capital gains	-	-	-	-	12,394	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	29,448	77,099	(6,066)	57,252	66,177	227,425	20,851	85,343

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	101,244	27,805	2,435	23,642	47,190	271,838	54,427	40,079
Transfers between subaccounts (including fixed account), net (note 6)	-	(3)	(1)	-	(9)	-	(14)	(2)
Surrenders and Death Benefits (notes 2c and note 4)	(10,146)	(32,179)	(1,641)	(263,248)	(469,481)	(250,318)	(12,082)	(97,415)
Net policy repayments (loans) (note 5)	(1,346)	2,286	(433)	-	883	(956)	(2,500)	(1,711)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(27,431)	(25,199)	(5,042)	(9,518)	(46,015)	(36,441)	(26,054)	(30,885)
Adjustments to maintain reserves	1,144	(1,126)	1,085	(1,428)	855	(1,249)	(72)	(631)

Net equity transactions	63,465	(28,416)	(3,597)	(250,552)	(466,577)	(17,126)	13,705	(90,565)

Net change in contract owners’ equity	92,913	48,683	(9,663)	(193,300)	(400,400)	210,299	34,556	(5,222)
Contract owners’ equity beginning of period	276,203	227,520	85,585	278,885	935,631	725,332	252,871	258,093

Contract owners’ equity end of period	$369,116	276,203	75,922	85,585	535,231	935,631	287,427	252,871

CHANGES IN UNITS:
Beginning units	1,319	1,456	200	349	2,616	3,332	1,685	2,435
Units purchased	473	170	1	13	246	453	399	362
Units redeemed	(187)	(307)	(18)	(162)	(1,027)	(1,169)	(286)	(1,112)

Ending units	1,605	1,319	183	200	1,835	2,616	1,798	1,685

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	AVBVI		TRHS2		VWBF		VWEM
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$1,429	1,250	(9,036)	(5,290)	262,781	105,096	(32,209)	215,570
Realized gain (loss) on investments	2,146	21,333	178,577	75,023	(192,788)	(49,815)	416,071	(148,491)
Change in unrealized gain (loss) on investments	6,247	20,773	58,451	181,633	(436,785)	(715,100)	(3,466,393)	2,561,355
Reinvested capital gains	-	-	126,818	41,042	479,982	1,178	2,867,337	-

Net increase (decrease) in contract owners’ equity resulting from operations	9,822	43,356	354,810	292,408	113,190	(658,641)	(215,194)	2,628,434

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	7,073	6,078	734,917	554,206	335,806	503,360	1,137,710	1,178,644
Transfers between subaccounts (including fixed account), net (note 6)	(1)	(1)	(13)	(26)	(237,753)	(20,905)	(75,886)	(103,924)
Surrenders and Death Benefits (notes 2c and note 4)	-	(53,324)	(340,844)	(176,678)	(503,465)	(854,124)	(2,412,176)	(2,223,744)
Net policy repayments (loans) (note 5)	-	-	(402)	(5,008)	25,908	59,582	116,034	15,312
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(3,963)	(4,062)	(55,216)	(39,250)	(410,864)	(443,917)	(1,199,059)	(1,246,093)
Adjustments to maintain reserves	(1,324)	(221)	8	(103)	(801)	(373)	(4,571)	946

Net equity transactions	1,785	(51,530)	338,450	333,141	(791,169)	(756,377)	(2,437,948)	(2,378,859)

Net change in contract owners’ equity	11,607	(8,174)	693,260	625,549	(677,979)	(1,415,018)	(2,653,142)	249,575
Contract owners’ equity beginning of period	163,156	171,330	1,053,813	428,264	5,773,885	7,188,903	24,844,261	24,594,686

Contract owners’ equity end of period	$174,763	163,156	1,747,073	1,053,813	5,095,906	5,773,885	22,191,119	24,844,261

CHANGES IN UNITS:
Beginning units	87	123	4,669	2,837	15,275	16,797	49,935	54,894
Units purchased	9	7	2,962	2,953	1,276	2,516	3,287	4,290
Units redeemed	(8)	(43)	(1,692)	(1,121)	(2,679)	(4,038)	(8,279)	(9,249)

Ending units	88	87	5,939	4,669	13,872	15,275	44,943	49,935

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	VWHA		VVEI		VVHYB		VVMCI
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$(69,916)	9,260	39,472	34,726	67,159	57,557	(1,143)	4,576
Realized gain (loss) on investments	58,964	86,357	60,654	10,004	74,538	26,623	147,721	(879)
Change in unrealized gain (loss) on investments	(2,314,151)	896,724	60,412	568,086	(92,152)	(37,522)	273,434	1,115,251
Reinvested capital gains	-	283,435	138,887	-	-	-	188,253	146,415

Net increase (decrease) in contract owners’ equity resulting from operations	(2,325,103)	1,275,776	299,425	612,816	49,545	46,658	608,265	1,265,363

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	1,098,949	1,113,575	648,772	230,014	511,731	153,752	377,148	427,456
Transfers between subaccounts (including fixed account), net (note 6)	(162,561)	(144,303)	(22)	-	(3)	-	(293)	4
Surrenders and Death Benefits (notes 2c and note 4)	(2,480,387)	(2,749,187)	(141,104)	(92,541)	(412,079)	49,393	(358,808)	(293,689)
Net policy repayments (loans) (note 5)	307,423	(159,305)	(14,017)	(6,215)	(15,799)	(1,583)	(32,031)	(10,964)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(702,838)	(781,629)	(160,564)	(155,768)	(93,904)	(95,778)	(252,281)	(268,819)
Adjustments to maintain reserves	(279)	(1,888)	(83)	209	(83)	182	284	132

Net equity transactions	(1,939,693)	(2,722,737)	332,982	(24,301)	(10,137)	105,966	(265,981)	(145,880)

Net change in contract owners’ equity	(4,264,796)	(1,446,961)	632,407	588,515	39,408	152,624	342,284	1,119,483
Contract owners’ equity beginning of period	13,429,427	14,876,388	2,724,702	2,136,187	1,499,948	1,347,324	4,936,969	3,817,486

Contract owners’ equity end of period	$9,164,631	13,429,427	3,357,109	2,724,702	1,539,356	1,499,948	5,279,253	4,936,969

CHANGES IN UNITS:
Beginning units	18,454	21,830	11,279	11,391	7,587	7,044	16,254	16,798
Units purchased	1,746	1,963	2,600	1,165	2,664	1,364	1,257	1,676
Units redeemed	(4,487)	(5,339)	(1,286)	(1,277)	(2,722)	(821)	(2,064)	(2,220)

Ending units	15,713	18,454	12,593	11,279	7,529	7,587	15,447	16,254

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	VVHGB		WRASP		SVDF		SVOF
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$20,302	19,143	(927)	2,065	(9,468)	(9,418)	(2,672)	(1,967)
Realized gain (loss) on investments	4,421	7,375	14,863	17,902	44,114	308,603	37,119	59,878
Change in unrealized gain (loss) on investments	35,298	(81,028)	(76,671)	57,544	(227,096)	168,516	9,623	60,960
Reinvested capital gains	4,853	13,791	42,230	-	186,112	46,632	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	64,874	(40,719)	(20,505)	77,511	(6,338)	514,333	44,070	118,871

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	132,721	139,521	15,014	36,388	82,599	624,096	34,609	38,093
Transfers between subaccounts (including fixed account), net (note 6)	(3)	-	-	-	(1)	-	75	2
Surrenders and Death Benefits (notes 2c and note 4)	(22,765)	77,191	(38,651)	(34,136)	(32,261)	(683,934)	(28,698)	(56,496)
Net policy repayments (loans) (note 5)	(12,609)	(1,767)	(5,175)	(3,074)	(10,143)	(2,344)	279	(17,386)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(86,899)	(92,916)	(25,680)	(29,283)	(121,965)	(142,129)	(45,959)	(49,299)
Adjustments to maintain reserves	97	72	33	31	943	(1,018)	(1,744)	364

Net equity transactions	10,542	122,101	(54,459)	(30,074)	(80,828)	(205,329)	(41,438)	(84,722)

Net change in contract owners’ equity	75,416	81,382	(74,964)	47,437	(87,166)	309,004	2,632	34,149
Contract owners’ equity beginning of period	1,322,691	1,241,309	377,049	329,612	1,515,294	1,206,290	464,362	430,213

Contract owners’ equity end of period	$1,398,107	1,322,691	302,085	377,049	1,428,128	1,515,294	466,994	464,362

CHANGES IN UNITS:
Beginning units	9,053	8,223	2,170	2,356	4,876	5,359	563	760
Units purchased	1,032	1,918	164	317	294	2,366	40	54
Units redeemed	(962)	(1,088)	(485)	(503)	(303)	(2,849)	(88)	(251)

Ending units	9,123	9,053	1,849	2,170	4,867	4,876	515	563

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	WFVSCG		OVGS3		FTVDM3		FTVGI3
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$(1,171)	(1,158)	(24,400)	58,635	(4,140)	21,831	(6,007)	109,423
Realized gain (loss) on investments	4,360	2,633	3,147,947	33,870	(11,415)	63,460	42,737	45,888
Change in unrealized gain (loss) on investments	(24,634)	51,810	(3,128,665)	2,136,052	(41,570)	(106,136)	(21,164)	(165,055)
Reinvested capital gains	14,951	8,053	-	-	-	-	-	33,551

Net increase (decrease) in contract owners’ equity resulting from operations	(6,494)	61,338	(5,118)	2,228,557	(57,125)	(20,845)	15,566	23,807

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	3,757	4,707	254,705	808,306	57,573	320,259	30,896	342,165
Transfers between subaccounts (including fixed account), net (note 6)	(1)	-	(326)	9	20	-	(4)	(4)
Surrenders and Death Benefits (notes 2c and note 4)	(11,919)	(15,753)	(10,298,371)	(794,316)	(1,791,882)	(520,382)	(2,673,481)	(300,751)
Net policy repayments (loans) (note 5)	(15,384)	(62)	(6,968)	(50,180)	1,195	(13,328)	541	(5,116)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(7,593)	(6,911)	(186,738)	(569,715)	(41,972)	(143,915)	(44,066)	(150,709)
Adjustments to maintain reserves	43	82	(96,098)	230	(44,137)	75	(5,012)	61

Net equity transactions	(31,097)	(17,937)	(10,333,796)	(605,666)	(1,819,203)	(357,291)	(2,691,126)	(114,354)

Net change in contract owners’ equity	(37,591)	43,401	(10,338,914)	1,622,891	(1,876,328)	(378,136)	(2,675,560)	(90,547)
Contract owners’ equity beginning of period	181,641	138,240	10,338,914	8,716,023	1,876,328	2,254,464	2,675,560	2,766,107

Contract owners’ equity end of period	$144,050	181,641	-	10,338,914	-	1,876,328	-	2,675,560

CHANGES IN UNITS:
Beginning units	727	825	48,475	51,652	10,439	12,320	13,746	14,340
Units purchased	17	23	1,415	4,865	391	2,108	181	2,033
Units redeemed	(152)	(121)	(49,890)	(8,042)	(10,830)	(3,989)	(13,927)	(2,627)

Ending units	592	727	-	48,475	-	10,439	-	13,746

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	HIBF3		GEM3		GIG3		NVMIG3
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$42,137	87,793	7,047	13,599	2,090	(233)	15,135	8,109
Realized gain (loss) on investments	(9,321)	43,365	274,504	20,588	19,491	7,505	452,081	90,458
Change in unrealized gain (loss) on investments	14,714	(29,978)	(384,774)	(37,146)	(19,674)	10,081	(453,060)	195,240
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	47,530	101,180	(103,223)	(2,959)	1,907	17,353	14,156	293,807

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	708,777	266,702	84,633	270,441	4,984	23,142	50,662	201,292
Transfers between subaccounts (including fixed account), net (note 6)	-	(3)	(162,738)	13,364	-	-	(7)	(92)
Surrenders and Death Benefits (notes 2c and note 4)	(2,262,226)	(634,823)	(2,856,656)	(211,496)	(114,379)	(28,912)	(1,694,750)	(232,894)
Net policy repayments (loans) (note 5)	622	1,592	5,848	11,548	(33)	(31)	2,023	5,431
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(32,923)	(107,382)	(67,050)	(233,181)	(1,504)	(5,693)	(41,848)	(116,186)
Adjustments to maintain reserves	73	(68)	225	2,247	(43)	(10)	(1,907)	(13)

Net equity transactions	(1,585,677)	(473,982)	(2,995,738)	(147,077)	(110,975)	(11,504)	(1,685,827)	(142,462)

Net change in contract owners’ equity	(1,538,147)	(372,802)	(3,098,961)	(150,036)	(109,068)	5,849	(1,671,671)	151,345
Contract owners’ equity beginning of period	1,538,147	1,910,949	3,098,961	3,248,997	109,068	103,219	1,671,671	1,520,326

Contract owners’ equity end of period	$-	1,538,147	-	3,098,961	-	109,068	-	1,671,671

CHANGES IN UNITS:
Beginning units	8,986	11,845	13,892	14,607	966	1,069	14,305	15,670
Units purchased	4,064	1,801	498	1,961	44	255	459	2,137
Units redeemed	(13,050)	(4,660)	(14,390)	(2,676)	(1,010)	(358)	(14,764)	(3,502)

Ending units	-	8,986	-	13,892	-	966	-	14,305

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	GVDIV3		ACVVS1
	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$362,118	248,936	-	-
Realized gain (loss) on investments	1,355,847	(1,209,718)	44	18
Change in unrealized gain (loss) on investments	(1,858,710)	3,890,224	(62)	23
Reinvested capital gains	-	-	15	-

Net increase (decrease) in contract owners’ equity resulting from operations	(140,745)	2,929,442	(3)	41

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	461,053	1,490,487	(42)	-
Transfers between subaccounts (including fixed account), net (note 6)	(3,993,608)	(20,341)	14	-
Surrenders and Death Benefits (notes 2c and note 4)	(12,842,949)	(1,332,804)	(197)	-
Net policy repayments (loans) (note 5)	12,127	143,068	-	-
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(299,755)	(962,396)	84	(49)
Adjustments to maintain reserves	(21,900)	8	(33)	48

Net equity transactions	(16,685,032)	(681,978)	(174)	(1)

Net change in contract owners’ equity	(16,825,777)	2,247,464	(177)	40
Contract owners’ equity beginning of period	16,825,777	14,578,313	177	137

Contract owners’ equity end of period	$-	16,825,777	-	177

CHANGES IN UNITS:
Beginning units	96,918	102,107	1	1
Units purchased	3,581	13,625	-	-
Units redeemed	(100,499)	(18,814)	(1)	-

Ending units	-	96,918	-	1

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Provident VLI Separate Account 1 (the Account) was established by Nationwide Life Insurance Company of America (NLICA) (The Company) under the provisions of the Pennsylvania Insurance Law. The Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Nationwide NVIT Nationwide Fund Class IV, Nationwide NVIT Money Market Fund Class IV, Nationwide NVIT Government Bond Fund Class IV and J.P. Morgan NVIT Balanced Fund Class IV subaccounts are the only subaccounts available with single premium and scheduled premium policies.

On December 31, 2009, NLICA merged with Nationwide Life and Insurance Company (NLIC or the Company) with NLIC as the surviving entity. The Account is structured as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

(b) The Contracts

With certain exceptions, contract owners may invest in the following:

ALGER AMERICAN FUNDS

Small Cap Growth Portfolio: Class I-2 Shares (AASCO)

BLACKROCK FUNDS

Global Allocation V.I. Fund - Class II (MLVGA2)

DREYFUS CORPORATION

Stock Index Fund, Inc. - Initial Shares (DSIF)

INVESCO INVESTMENTS

Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)

JANUS FUNDS

Balanced Portfolio: Service Shares (JABS)

Forty Portfolio: Service Shares (JACAS)

Global Technology Portfolio: Service Shares (JAGTS)

Overseas Portfolio: Service Shares (JAIGS)

MASSACHUSETTS FINANCIAL SERVICES CO.

Investors Growth Stock Series - Initial Class (MIGIC)

Value Series - Initial Class (MVFIC)

Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)

MORGAN STANLEY

Core Plus Fixed Income Portfolio - Class I (MSVFI)

Emerging Markets Debt Portfolio - Class I (MSEM)

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)

American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)

American Funds NVIT Bond Fund - Class II (GVABD2)

American Funds NVIT Global Growth Fund - Class II (GVAGG2)

American Funds NVIT Growth Fund - Class II (GVAGR2)

American Funds NVIT Growth-Income Fund - Class II (GVAGI2)

Federated NVIT High Income Bond Fund - Class I (HIBF)

NVIT Emerging Markets Fund - Class I (GEM)

NVIT International Equity Fund - Class I (GIG)

Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)

Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)

Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)

NVIT Cardinal Aggressive Fund - Class I (NVCRA1)

NVIT Cardinal Balanced Fund - Class I (NVCRB1)

NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)

NVIT Cardinal Conservative Fund - Class I (NVCCN1)

NVIT Cardinal Moderate Fund - Class I (NVCMD1)

NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)

NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)

NVIT Core Bond Fund - Class I (NVCBD1)

NVIT Core Plus Bond Fund - Class I (NVLCP1)

NVIT Nationwide Fund - Class IV (TRF4)

NVIT Government Bond Fund - Class I (GBF)

NVIT Government Bond Fund - Class IV (GBF4)

American Century NVIT Growth Fund - Class IV (CAF4)

NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)

NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)

NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)

NVIT Investor Destinations Conservative Fund - Class II (GVIDC)

NVIT Investor Destinations Moderate Fund - Class II (GVIDM)

NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)

NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)

NVIT Mid Cap Index Fund - Class I (MCIF)

NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)

NVIT Multi-Manager International Value Fund - Class I (GVDIVI)

NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)

NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)

NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)

NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)

NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)

NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)

NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)

NVIT Multi-Manager Small Company Fund - Class IV (SCF4)

NVIT Multi-Sector Bond Fund - Class I (MSBF)

NVIT S&P 500 Index Fund - Class IV (GVEX4)

NVIT Short Term Bond Fund - Class II (NVSTB2)

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

NVIT Large Cap Growth Fund - Class I (NVOLG1)

Templeton NVIT International Value Fund - Class III (NVTIV3)

Invesco NVIT Comstock Value Fund - Class IV (EIF4)

NVIT Real Estate Fund - Class I (NVRE1)

NVIT Money Market Fund - Class IV (SAM4)

PORTFOLIOS OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

VPS Growth and Income Portfolio - Class A (ALVGIA)

VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)

PORTFOLIOS OF THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income & Growth Fund - Class I (ACVIG)

VP Inflation Protection Fund - Class II (ACVIP2)

VP International Fund - Class I (ACVI)

VP International Fund - Class III (ACVI3)*

VP Mid Cap Value Fund - Class I (ACVMV1)

VP Ultra(R) Fund - Class I (ACVU1)

PORTFOLIOS OF THE DREYFUS INVESTMENT PORTFOLIOS

Small Cap Stock Index Portfolio - Service Shares (DVSCS)

PORTFOLIOS OF THE DREYFUS VARIABLE INVESTMENT FUND

Appreciation Portfolio - Initial Shares (DCAP)

Opportunistic Small Cap Portfolio: Initial Shares (DSC)

PORTFOLIOS OF THE FEDERATED INSURANCE SERIES

Managed Tail Risk Fund II: Primary Shares (FVCA2P)

Quality Bond Fund II - Primary Shares (FQB)

PORTFOLIOS OF THE FIDELITY(R) VARIABLE INSURANCE PRODUCTS

Equity-Income Portfolio - Initial Class (FEIP)

High Income Portfolio - Initial Class (FHIP)

VIP Asset Manager Portfolio - Initial Class (FAMP)

VIP Energy Portfolio - Service Class 2 (FNRS2)

VIP Equity-Income Portfolio - Service Class (FEIS)

VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)

VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)

VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)

VIP Growth Portfolio - Initial Class (FGP)

VIP Growth Portfolio - Service Class (FGS)

VIP High Income Portfolio - Initial Class R (FHIPR)

VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)

VIP Investment Grade Bond Portfolio - Service Class (FIGBS)

VIP Mid Cap Portfolio - Service Class (FMCS)

VIP Overseas Portfolio - Initial Class (FOP)

VIP Overseas Portfolio - Initial Class R (FOPR)

VIP Overseas Portfolio - Service Class (FOS)

VIP Overseas Portfolio - Service Class R (FOSR)

VIP Value Strategies Portfolio - Service Class (FVSS)

PORTFOLIOS OF THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Rising Dividends Securities Fund - Class 1 (FTVRDI)

Small Cap Value Securities Fund - Class 1 (FTVSVI)

Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)

Templeton Foreign Securities Fund - Class 1 (TIF)

Templeton Global Bond Securities Fund - Class 2 (FTVGI2)

VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)

PORTFOLIOS OF THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Short Duration Bond Portfolio - I Class Shares (AMTB)

International Portfolio - S Class Shares (AMINS)*

Mid-Cap Growth Portfolio - I Class Shares (AMCG)

Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)

Advisers Management Trust: Mid Cap Intrinsic Value Portfolio - Class S (AMRS)*

Small-Cap Growth Portfolio - S Class Shares (AMFAS)

Socially Responsive Portfolio - I Class Shares (AMSRS)

PORTFOLIOS OF THE OPPENHEIMER VARIABLE ACCOUNT FUNDS

Global Securities Fund/VA - Non-Service Shares (OVGS)

Main Street Fund(R)/VA - Non-Service Shares (OVGI)

Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)

Global Strategic Income Fund/VA: Non-service Shares (OVSB)

PORTFOLIOS OF THE PIMCO VARIABLE INSURANCE TRUST

Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)

Low Duration Portfolio - Administrative Class (PMVLDA)

Total Return Portfolio - Administrative Class (PMVTRA)

PORTFOLIOS OF THE PUTNAM VARIABLE TRUST

VT Growth & Income Fund: Class IB (PVGIB)

VT International Equity Fund: Class IB (PVTIGB)

VT Voyager Fund: Class IB (PVTVB)

PORTFOLIOS OF THE INVESCO INVESTMENTS TRUST

VI American Franchise Fund - Series I Shares (ACEG)

VI Value Opportunities Fund - Series I Shares (AVBVI)

T. ROWE PRICE

Health Sciences Portfolio - II (TRHS2)

Limited-Term Bond Portfolio - II (TRLT2)*

VAN ECK ASSOCIATES CORPORATION

VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)

VIP Trust Emerging Markets Fund - Initial Class (VWEM)

VIP Trust Global Hard Assets Fund - Initial Class (VWHA)

VANGUARD GROUP OF INVESTMENT COMPANIES

Variable Insurance Fund - Equity Income Portfolio (VVEI)

Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)

Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)

Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

WADDELL & REED, INC.

Variable Insurance Portfolios - Asset Strategy (WRASP)

WELLS FARGO FUNDS

Advantage VT Discovery Fund (SVDF)

Advantage VT Opportunity Fund - Class 2 (SVOF)

Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)

*At December 31, 2014, contract owners were not invested in the fund.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2).

Net premiums from in force policies are allocated to the subaccounts in accordance with contract owner instructions and are recorded as contract owners net premiums in the accompanying statement of changes in contract owners’ equity. Such amounts are used to provide money to pay benefits under the policies. The Account’s assets are the property of the Company.

Transfers between investment portfolios include transfers between the subaccounts and the Guaranteed Account (not shown), which is part of the Company’s general account.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are available through the variable life policy and therefore, not available to the general public directly.

Some of the underlying mutual funds have been established by investment advisers, which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2014 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts from operations and policy transactions during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standards

On January 1, 2014, the Company adopted Accounting Standards Update (ASU) 2013-08, which amends existing guidance in ASC 946, Financial Services – Investment Companies. The amended guidance modifies the definition of investment companies and requires new disclosures around the status of investment companies. In addition, the guidance requires an investment company to measure its noncontrolling interests in another investment company at fair value rather than the equity method of accounting. The adoption of this guidance resulted in increased disclosures only and had no impact on the Account’s financial statements.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

(2) Policy Charges

(a) Deductions from Premiums

The Company makes certain deductions from premiums before amounts are allocated to each subaccount selected by the contract owner. The deductions may include (1) state premium taxes (0-4% of premium/scheduled premium payments depending on the Insured state of residence), (2) premiums for supplementary benefits, (3) sales charges (5% of each scheduled base/unscheduled premium for Options policies only) and (4) premium processing charges and Federal tax charges (1.5-10% of premiums). Premiums adjusted for these deductions are recorded as net purchases in the statement of changes in contract owners’ equity.

For the period ended December 31, 2014 and 2013, total front-end sales charge deductions were $2,583,032 and $2,773,918, respectively. The charges were recognized as a reduction of purchase payments on the Statement of Changes in Contract Owners’ Equity.

(b) Cost of Insurance

Each subaccount is also charged by the Company for the cost of insurance protection, which is based on a number of variables such as issue age, sex, premium class, policy year and net amount at risk (death benefit less total policy account value). For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured’s attained age. The cost of insurance charge is assessed monthly against each policy by liquidating units.

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

(c) Administrative Charges

Depending upon the type of policy, additional recurring monthly deductions may be made for (1) administrative charges (current charges ranging from $3.25-$11.00; guaranteed maximum charges ranging from a flat fee of $16 to a range of $3.25 plus $0.015 per $1,000 of face amount to $12 plus $0.03 per $1,000 of face amount), (2) first year policy charges (current charges ranging from $5.00-$17.50; guaranteed maximum charges ranging from a flat fee of $5.00 to $17.50 or $17.50 plus an amount per $1,000 of Face Amount (ranging from $0-0.11 per $1,000 of face amount) and (3) supplementary charges (ranging from $0-0.11 per $1,000 of face amount).

Optional monthly deductions for additional riders may be made for (1) disability waiver benefit rider which waives monthly deductions in the event of disability (current and guaranteed maximum charge ranging from $.01-$1.76 per $1,000 of net amount at risk), (2) disability waiver of premium benefit waives agreed upon premium in the event of disability (current and guaranteed maximum charges range from 2% to 23.2% of agreed upon premium amount to an annual rate of $0.17 - $5.32 per $1,000 of Face Amount added to each scheduled premium payment. If the Special Premium Payment Provision is in effect, an annual rate of $0.16 - $4.92 per $1,000 of Face Amount), (3) children’s term insurance rider which provides a death benefit for a covered child ($.52 per $1,000 of coverage), (4) additional insurance benefit rider or term insurance rider (current charge of $.02-$115.10 per $1,000 of coverage for single life policies and $0-$20.79 for survivorship policies; guaranteed maximum charge of $0.09 - $420.82 per $1,000 of Rider coverage amount per month), (5) convertible term life insurance rider for term insurance on someone other than the primary insured individual (current charges of $.06-$113.17 per $1,000 of rider coverage; guaranteed maximum charge of $0.09 - $420.82 per $1,000 of Rider Coverage amount per month), (6) minimum death benefit which guarantees a death benefit if specified premiums are paid (current and guaranteed maximum charges are $.01 per $1,000 of Guaranteed Minimum Death Benefit), (7) long term care accelerated benefit which pays an accelerated death benefit in the event of a covered illness ($.02-$3.24 per $1,000 of net amount at risk; no maximum amount is guaranteed), (8) long term care waiver benefit waives monthly deductions in the event of a covered illness ($.01-$3.47 per $1,000 of net amount at risk; no maximum amount is guaranteed), (9) long term care extended insurance benefit rider provides additional benefits after accelerated benefits are exhausted ($.01-$8.72 per $1,000 of rider coverage) and (10) four years survivorship term life insurance provides additional death benefits in the first four years of the policy (current charges ranging from $.03-$.15 per $1,000 of rider coverage; guaranteed maximum charge ranging from $0.03 - $2.75 per $1,000 of Rider coverage amount per month).

A face amount increase charge is made upon an increase in face amount (current charges are as low as $0.00; guaranteed maximum charges range from $50-$300 plus $0-$3 per $1,000 of face amount increase). During any given policy year, the first four or twelve transfers (depending on the policy) by a contract owner of amounts in the subaccounts are free of charge. A fee of $25 is assessed for each additional transfer. These charges are included in the Statements of Changes in Contract Owners’ Equity and are assessed against each policy by liquidating units.

The policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the contract owner will receive a refund equal to the policy account value plus reimbursements of certain deductions previously made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

If a policy is surrendered within the first 9-15 policy years (depending on the policy), a contingent deferred sales load charge and/or contingent deferred administrative charge is assessed. The deferred administrative charge ranges from $0-$5 per $1,000 face amount. The deferred sales load charge ranges from 6-35% of premiums paid up to the sales surrender cap. A deferred sales charge and/or a deferred administrative charge will be imposed if certain policies are surrendered or lapse at any time within 10-15 years after the effective date of an increase in face amount (similar charges applied to surrenders/lapses for the initial face amount are applied to the premiums related to the increase in face amount).

A portion of the deferred sales charge and/or deferred administrative charge will be deducted if the face amount is decreased in the first 10-15 years or the related increment of face amount is decreased within 10-15 years after such increase took effect. These charges are included with administrative charges in the Statements of Changes in Contract Owners’ Equity and are assessed against each policy by liquidating units. Upon the transfer of the subaccount value out of a subaccount within 60 days after allocation to that subaccount, certain subaccounts charge a fee of 1% of the amount transferred. These amounts are paid directly to the fund company, and are shown as an investment expense in the Statements of Operations.

The Company, or an affiliate, may receive compensation from a fund or its investment adviser or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the funds and their availability through the policies. The amount of this compensation is based upon a percentage of the assets of the fund attributable to the policies and other policies issued by the Company (or an affiliate). These percentages differ, and some funds, advisers, or distributors (or affiliates) may pay the Company more than others. The Company also may receive 12b-1 fees.

(3) Mortality and Expense Risk Charges

In addition to the aforementioned charges, each subaccount is charged for mortality and expense risks assumed by the Company. The annual rates charged to cover these risks range from 0.00% to 1.00% of the average daily net assets held for the benefit of contract owners. These charges are assessed through the daily unit value calculation.

(4) Death Benefits

Death benefit proceeds result in a redemption of policy value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the account value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Policy provisions allow contract owners to borrow up to the policy’s non-loaned surrender value (90% of cash surrender value for Options policies). Interest is charged on the outstanding loan and is due and payable at the end of each policy year or when the loan is repaid. Any unpaid interest is added to the loan balance and bears interest at the same loan rate.

At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

(6) Related Party Transactions

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Account at the direction of the contract owner. For the years ended December 31, 2014 and 2013, total transfers to the Account from the fixed account were $68,932,223 and $43,019,914, respectively, and total transfers from the Account to the fixed account were $70,394,632 and $47,058,968, respectively. Transfers from the Account to the fixed account, and transfers to the Account from the fixed account are included in transfers between subaccounts (including fixed account), net, on the accompanying Statements of Changes in Contract Owners’ Equity.

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

The Account categorizes financial assets recorded at fair value as follows:

• Level 1 - Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 - Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

• Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2014.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$1,243,611,329	$-	$-	$1,243,611,329

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2014 are as follows:

	Purchases of Investments	Sales of Investments
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)	$2,808,780	$2,832,383
Global Allocation V.I. Fund - Class II (MLVGA2)	404,090	151,642
Stock Index Fund, Inc. - Initial Shares (DSIF)	891,690	1,227,257
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)	32,131	101,109
Balanced Portfolio: Service Shares (JABS)	374,418	733,925
Forty Portfolio: Service Shares (JACAS)	1,490,523	871,654
Global Technology Portfolio: Service Shares (JAGTS)	346,107	354,449
Overseas Portfolio: Service Shares (JAIGS)	1,092,866	807,599
Investors Growth Stock Series - Initial Class (MIGIC)	206,643	148,915
Value Series - Initial Class (MVFIC)	433,937	759,048
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)	369,351	367,993
Core Plus Fixed Income Portfolio - Class I (MSVFI)	277,127	126,345
Emerging Markets Debt Portfolio - Class I (MSEM)	60,485	199,482
U.S. Real Estate Portfolio - Class I (MSVRE)	660,287	584,310
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)	1,247,740	1,314,117
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)	480,725	84,976
American Funds NVIT Bond Fund - Class II (GVABD2)	30,032	134,138
American Funds NVIT Global Growth Fund - Class II (GVAGG2)	106,596	185,993
American Funds NVIT Growth Fund - Class II (GVAGR2)	142,564	592,979
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)	196,898	69,053
Federated NVIT High Income Bond Fund - Class I (HIBF)	2,347,185	962,508
NVIT Emerging Markets Fund - Class I (GEM)	3,256,450	432,377
NVIT International Equity Fund - Class I (GIG)	126,115	9,206
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)	26,124	25,863
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)	3,175,340	2,394,519
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)	9,939	14,331
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)	143,946	71,193
NVIT Cardinal Balanced Fund - Class I (NVCRB1)	2,253	3,957
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)	9,018	2,360
NVIT Cardinal Conservative Fund - Class I (NVCCN1)	1,836	1,663
NVIT Cardinal Moderate Fund - Class I (NVCMD1)	98,730	43,021
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)	125,465	217,178
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)	1,163	940
NVIT Core Bond Fund - Class I (NVCBD1)	80,140	175,870
NVIT Core Plus Bond Fund - Class I (NVLCP1)	2,260	4,041
NVIT Nationwide Fund - Class IV (TRF4)	2,653,384	9,587,743
NVIT Government Bond Fund - Class I (GBF)	47,434	47,269
NVIT Government Bond Fund - Class IV (GBF4)	797,532	2,001,039
American Century NVIT Growth Fund - Class IV (CAF4)	479,649	2,445,021
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)	382,827	690,032
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)	13,111	6,104
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	2,863	495
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)	214,327	695,016
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)	2,007,834	5,549,452
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)	1,398,828	4,144,574
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)	382,846	264,620
NVIT Mid Cap Index Fund - Class I (MCIF)	435,105	593,802
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)	1,819,333	130,627
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)	17,708,701	977,171
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)	586,586	1,429,917
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)	507,007	847,415
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)	1,564,184	473,783
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)	7,065,642	5,269,936
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)	1,683,671	886,360
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)	648,758	251,095
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)	2,683,782	3,469,479
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)	3,159,082	2,256,676
NVIT Multi-Sector Bond Fund - Class I (MSBF)	250,350	301,669
NVIT S&P 500 Index Fund - Class IV (GVEX4)	4,954,116	13,827,701
NVIT Short Term Bond Fund - Class II (NVSTB2)	223,846	436,200
NVIT Large Cap Growth Fund - Class I (NVOLG1)	12,470,961	13,233,839
Templeton NVIT International Value Fund - Class III (NVTIV3)	193,189	103,475
Invesco NVIT Comstock Value Fund - Class IV (EIF4)	657,527	1,942,541

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

NVIT Real Estate Fund - Class I (NVRE1)	1,593,432	797,487
NVIT Money Market Fund - Class IV (SAM4)	8,522,990	12,321,981
VPS Growth and Income Portfolio - Class A (ALVGIA)	447,885	904,538
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)	536,549	390,290
VP Capital Appreciation Fund - Class I (ACVCA)	131	138
VP Income & Growth Fund - Class I (ACVIG)	368,201	232,823
VP Inflation Protection Fund - Class II (ACVIP2)	306,262	382,866
VP International Fund - Class I (ACVI)	18,671	84,561
VP Mid Cap Value Fund - Class I (ACVMV1)	296,541	361,180
VP Ultra(R) Fund - Class I (ACVU1)	62,579	21,098
Small Cap Stock Index Portfolio - Service Shares (DVSCS)	1,286,658	1,056,535
Appreciation Portfolio - Initial Shares (DCAP)	245,085	486,116
Opportunistic Small Cap Portfolio: Initial Shares (DSC)	96,061	194,569
Managed Tail Risk Fund II: Primary Shares (FVCA2P)	30,659	10,500
Quality Bond Fund II - Primary Shares (FQB)	324,977	616,833
Equity-Income Portfolio - Initial Class (FEIP)	5,220,773	10,916,704
High Income Portfolio - Initial Class (FHIP)	1,362,376	1,198,859
VIP Asset Manager Portfolio - Initial Class (FAMP)	2,964,139	3,342,085
VIP Contrafund(R) Portfolio - Initial Class (FCP)	855	865
VIP Energy Portfolio - Service Class 2 (FNRS2)	291,774	279,078
VIP Equity-Income Portfolio - Service Class (FEIS)	488,398	519,912
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)	18,946	21,405
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)	260,235	146,526
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)	249,502	86,224
VIP Growth Portfolio - Initial Class (FGP)	1,843,025	13,977,503
VIP Growth Portfolio - Service Class (FGS)	120,278	413,413
VIP High Income Portfolio - Initial Class R (FHIPR)	789,495	861,249
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)	1,662,549	4,471,985
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)	125,694	117,458
VIP Mid Cap Portfolio - Service Class (FMCS)	708,610	1,624,594
VIP Overseas Portfolio - Initial Class (FOP)	371,419	2,058,908
VIP Overseas Portfolio - Initial Class R (FOPR)	1,588,303	2,598,972
VIP Overseas Portfolio - Service Class (FOS)	1,570	11,067
VIP Overseas Portfolio - Service Class R (FOSR)	352,110	204,466
VIP Value Strategies Portfolio - Service Class (FVSS)	303,001	290,588
Rising Dividends Securities Fund - Class 1 (FTVRDI)	1,011,261	1,708,573
Small Cap Value Securities Fund - Class 1 (FTVSVI)	752,091	969,964
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)	1,877,552	169,273
Templeton Foreign Securities Fund - Class 1 (TIF)	275,611	283,016
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)	2,762,620	728,186
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)	27,304	62,336
Short Duration Bond Portfolio - I Class Shares (AMTB)	655,733	1,067,004
International Portfolio - S Class Shares (AMINS)	1,022	3,626
Mid-Cap Growth Portfolio - I Class Shares (AMCG)	163,032	163,887
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)	132,058	587,765
Small-Cap Growth Portfolio - S Class Shares (AMFAS)	108,736	55,117
Socially Responsive Portfolio - I Class Shares (AMSRS)	31,088	74,512
Global Securities Fund/VA - Non-Service Shares (OVGS)	11,210,522	844,525
Main Street Fund(R)/VA - Non-Service Shares (OVGI)	457,676	508,254
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	398,297	249,954
Global Strategic Income Fund/VA: Non-service Shares (OVSB)	63,489	128,008
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)	12,329	22,589
Low Duration Portfolio - Administrative Class (PMVLDA)	21,548	146,589
Total Return Portfolio - Administrative Class (PMVTRA)	177,358	256,042
VT Growth & Income Fund: Class IB (PVGIB)	98,417	34,695
VT International Equity Fund: Class IB (PVTIGB)	3,297	7,737
VT Voyager Fund: Class IB (PVTVB)	61,635	516,553
VI American Franchise Fund - Series I Shares (ACEG)	49,743	37,767
VI Value Opportunities Fund - Series I Shares (AVBVI)	9,239	4,702
Health Sciences Portfolio - II (TRHS2)	867,122	410,997
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)	1,059,923	1,108,002
VIP Trust Emerging Markets Fund - Initial Class (VWEM)	3,758,704	3,360,245
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)	1,194,904	3,205,170
Variable Insurance Fund - Equity Income Portfolio (VVEI)	735,754	224,184
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)	557,578	500,402
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)	417,255	496,168
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)	128,592	92,930
Variable Insurance Portfolios - Asset Strategy (WRASP)	66,252	79,450
Advantage VT Discovery Fund (SVDF)	253,238	158,395
Advantage VT Opportunity Fund - Class 2 (SVOF)	27,208	69,583
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)	18,378	35,743
Global Securities Fund/VA - Class 3 (obsolete) (OVGS3)	104,380	10,462,147
Templeton Developing Markets Securities Fund - Class 3 (obsolete) (FTVDM3)	45,304	1,868,605
Templeton Global Bond Securities Fund - Class 3 (obsolete) (FTVGI3)	17,629	2,714,683
Federated NVIT High Income Bond Fund - Class III (obsolete) (HIBF3)	735,531	2,279,092
NVIT Emerging Markets Fund - Class III (obsolete) (GEM3)	67,950	3,056,799
NVIT International Equity Fund - Class III (obsolete) (GIG3)	6,398	115,237
NVIT Multi-Manager International Growth Fund - Class III (obsolete) (NVMIG3)	42,402	1,713,029
NVIT Multi-Manager International Value Fund - Class III (obsolete) (GVDIV3)	637,528	16,960,523
VP Vista(SM) Fund - Class I (obsolete) (ACVVS1)	15	143

Total	$150,014,865	$206,415,021

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

(8) Financial Highlights

The Company offers several variable life products through the Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life contracts as of December 31, 2014, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2014. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
2014	0.60% to 0.75%	82,703	$2,273.56 to $ 221.08	$24,757,746	0.00%	-0.16% to - 0.31%
2013	0.60% to 0.75%	89,793	2,277.29 to 221.77	27,022,875	0.00%	33.46% to 33.26%
2012	0.60% to 0.75%	101,176	1,706.38 to 166.42	22,846,149	0.00%	11.82% to 11.66%
2011	0.60% to 0.75%	112,712	1,525.94 to 149.05	22,501,240	0.00%	-3.76% to -3.90%
2010	0.60% to 0.75%	127,524	1,585.57 to 155.10	26,343,396	0.00%	24.54% to 24.36%
Global Allocation V.I. Fund - Class II (MLVGA2)
2014	0.75%	9,546	159.06	1,518,418	2.28%	1.20%
2013	0.75%	8,799	157.17	1,382,939	1.12%	13.70%
2012	0.75%	8,637	138.24	1,193,957	1.68%	9.32%
2011	0.75%	6,658	126.46	841,939	1.91%	-4.35%
2010	0.75%	7,341	132.20	970,493	1.81%	9.06%
Stock Index Fund, Inc. - Initial Shares (DSIF)
2014	0.60% to 0.75%	36,803	2,591.19 to 254.62	10,045,959	1.75%	12.75% to 12.58%
2013	0.60% to 0.75%	39,350	2,298.26 to 226.18	9,450,492	1.85%	31.24% to 31.04%
2012	0.60% to 0.75%	42,592	1,751.22 to 172.60	7,681,421	2.06%	15.04% to 14.87%
2011	0.60% to 0.75%	44,596	1,522.22 to 150.26	7,134,439	1.82%	1.27% to 1.12%
2010	0.60% to 0.75%	48,256	1,503.14 to 148.59	7,804,777	2.09%	14.15% to 13.98%
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
2014	0.60% to 0.75%	11,752	1,431.56 to 142.58	1,772,333	0.00%	7.39% to 7.23%
2013	0.60% to 0.75%	12,184	1,333.04 to 132.97	1,709,007	0.44%	36.19% to 35.99%
2012	0.60% to 0.75%	12,309	978.77 to 97.78	1,278,458	0.00%	-2.12% to -2.22%	****
Balanced Portfolio: Service Shares (JABS)
2014	0.60% to 0.75%	6,684	2,479.81 to 243.68	2,382,160	1.46%	7.59% to 7.43%
2013	0.60% to 0.75%	6,790	2,304.86 to 226.83	2,652,637	2.03%	19.09% to 18.91%
2012	0.60% to 0.75%	7,845	1,935.46 to 190.76	2,439,419	2.53%	12.70% to 12.53%
2011	0.60% to 0.75%	8,566	1,717.43 to 169.53	2,308,774	2.26%	0.75% to 0.60%
2010	0.60% to 0.75%	11,918	1,704.65 to 168.52	2,840,838	2.69%	7.47% to 7.31%
Forty Portfolio: Service Shares (JACAS)
2014	0.60% to 0.75%	14,531	2,757.63 to 270.57	4,294,689	0.03%	7.82% to 7.66%
2013	0.60% to 0.75%	17,110	2,557.65 to 251.33	4,681,584	0.59%	30.10% to 29.91%
2012	0.60% to 0.75%	18,617	1,965.86 to 193.46	3,946,711	0.57%	23.12% to 22.93%
2011	0.60% to 0.75%	19,604	1,596.76 to 157.38	3,524,879	0.24%	-7.50% to -7.64%
2010	0.60% to 0.75%	25,408	1,726.18 to 170.39	4,842,599	0.26%	5.84% to 5.68%
Global Technology Portfolio: Service Shares (JAGTS)
2014	0.60% to 0.75%	4,243	2,517.98 to 247.06	1,223,864	0.00%	8.69% to 8.53%
2013	0.60% to 0.75%	4,670	2,316.59 to 227.64	1,208,732	0.00%	34.58% to 34.38%
2012	0.60% to 0.75%	5,153	1,721.34 to 169.40	949,979	0.00%	18.43% to 18.26%
2011	0.60% to 0.75%	687	1,453.41 to 143.25	208,526	0.00%	-9.20% to -9.34%
2010	0.60% to 0.75%	845	1,600.72 to 158.00	263,500	0.00%	23.65% to 23.47%
Overseas Portfolio: Service Shares (JAIGS)
2014	0.60% to 0.75%	16,106	2,354.80 to 231.05	4,413,108	5.84%	-12.63% to -12.76%
2013	0.60% to 0.75%	17,249	2,695.11 to 264.83	5,387,213	3.07%	13.60% to 13.43%
2012	0.60% to 0.75%	21,097	2,372.50 to 233.48	5,784,244	0.84%	12.50% to 12.33%
2011	0.60% to 0.75%	2,651	2,108.84 to 207.85	1,460,248	0.37%	-32.74% to -32.84%
2010	0.60% to 0.75%	4,134	3,135.45 to 309.49	3,125,971	0.58%	24.27% to 24.08%
Investors Growth Stock Series - Initial Class (MIGIC)
2014	0.60% to 0.75%	3,375	2,501.78 to 245.84	1,118,050	0.53%	10.79% to 10.62%
2013	0.60% to 0.75%	3,336	2,258.21 to 222.24	1,010,629	0.62%	29.51% to 29.32%
2012	0.60% to 0.75%	3,325	1,743.63 to 171.85	749,217	0.43%	16.27% to 16.10%
2011	0.60% to 0.75%	3,814	1,499.62 to 148.03	760,341	0.58%	-0.02% to -0.17%
2010	0.60% to 0.75%	3,983	1,499.96 to 148.28	786,900	0.52%	11.80% to 11.63%
Value Series - Initial Class (MVFIC)
2014	0.60% to 0.75%	9,638	2,966.91 to 291.54	3,396,481	1.49%	9.85% to 9.68%
2013	0.60% to 0.75%	10,879	2,700.90 to 265.80	3,529,385	1.16%	35.07% to 34.87%
2012	0.60% to 0.75%	12,622	1,999.57 to 197.08	2,901,177	1.59%	15.56% to 15.39%
2011	0.60% to 0.75%	12,708	1,730.27 to 170.79	2,582,973	1.45%	-0.90% to -1.05%
2010	0.60% to 0.75%	14,394	1,745.94 to 172.60	2,946,229	1.58%	10.87% to 10.70%
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
2014	0.60% to 0.75%	3,372	1,549.83 to 153.90	1,210,137	1.73%	0.53% to 0.38%
2013	0.60% to 0.75%	3,744	1,541.69 to 153.32	1,208,461	1.30%	26.87% to 26.68%
2012	0.60% to 0.75%	1,863	1,215.17 to 121.03	720,360	1.37%	15.24% to 15.06%
2011	0.60% to 0.75%	864	1,054.50 to 105.19	540,878	1.44%	-2.36% to -2.51%
2010	0.60% to 0.75%	368	1,080.03 to 107.90	82,482	0.00%	8.00% to 7.90%	****
Core Plus Fixed Income Portfolio - Class I (MSVFI)
2014	0.60% to 0.75%	4,066	1,488.68 to 146.29	815,851	2.83%	7.21% to 7.05%
2013	0.60% to 0.75%	4,254	1,388.57 to 136.65	634,893	3.56%	-0.91% to -1.06%
2012	0.60% to 0.75%	4,783	1,401.37 to 138.12	705,801	4.65%	8.78% to 8.62%
2011	0.60% to 0.75%	5,478	1,288.21 to 127.16	728,563	3.49%	5.02% to 4.86%
2010	0.60% to 0.75%	5,985	1,226.66 to 121.26	803,778	6.04%	6.50% to 6.34%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Emerging Markets Debt Portfolio - Class I (MSEM)
2014	0.60% to 0.75%	571	$2,236.16 to $ 219.74	$202,891	5.20%	2.31% to 2.16%
2013	0.60% to 0.75%	699	2,185.63 to 215.09	345,980	4.22%	-9.30% to -9.43%
2012	0.60% to 0.75%	871	2,409.61 to 237.49	635,486	2.88%	17.25% to 17.08%
2011	0.60% to 0.75%	857	2,055.04 to 202.85	487,248	3.59%	6.39% to 6.24%
2010	0.60% to 0.75%	914	1,931.53 to 190.94	415,297	3.91%	9.09% to 8.92%
U.S. Real Estate Portfolio - Class I (MSVRE)
2014	0.60% to 0.75%	454	3,704.56 to 364.03	819,649	1.33%	28.95% to 28.75%
2013	0.60% to 0.75%	419	2,872.96 to 282.73	576,660	1.20%	1.44% to 1.29%
2012	0.60% to 0.75%	463	2,832.08 to 279.13	670,469	1.09%	15.14% to 14.97%
2011	0.60% to 0.75%	506	2,459.66 to 242.79	623,871	0.81%	5.29% to 5.13%
2010	0.60% to 0.75%	577	2,336.14 to 230.94	714,297	2.24%	29.18% to 28.99%
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
2014	0.60% to 0.75%	27,671	2,372.63 to 235.26	7,135,110	1.95%	12.44% to 12.27%
2013	0.60% to 0.75%	31,874	2,110.10 to 209.54	7,264,042	1.86%	31.11% to 30.91%
2012	0.60% to 0.75%	34,777	1,609.41 to 160.06	6,068,219	0.98%	13.98% to 13.80%
2011	0.60% to 0.75%	39,418	1,412.07 to 140.64	5,932,300	1.54%	0.05% to -0.10%
2010	0.60% to 0.75%	49,756	1,411.43 to 140.79	7,648,927	2.08%	12.79% to 12.62%
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
2014	0.75%	5,685	154.10	876,047	0.90%	4.21%
2013	0.75%	3,063	147.88	452,951	1.32%	22.36%
2012	0.75%	3,270	120.85	395,184	1.48%	14.85%
2011	0.75%	4,069	105.23	428,163	1.26%	0.18%
2010	0.75%	2,613	105.04	274,470	1.53%	11.18%
American Funds NVIT Bond Fund - Class II (GVABD2)
2014	0.75%	1,753	123.66	216,783	1.25%	4.19%
2013	0.75%	2,629	118.69	312,026	1.77%	-3.30%
2012	0.75%	2,664	122.74	326,976	2.04%	4.18%
2011	0.75%	3,430	117.81	404,101	2.28%	4.94%
2010	0.75%	3,304	112.27	370,947	2.20%	5.20%
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
2014	0.75%	8,722	162.99	1,421,578	0.71%	1.07%
2013	0.75%	9,225	161.25	1,487,574	0.37%	27.68%
2012	0.75%	10,431	126.30	1,317,390	0.88%	21.17%
2011	0.75%	10,600	104.23	1,104,819	0.94%	-9.99%
2010	0.75%	10,796	115.79	1,250,075	0.94%	10.47%
American Funds NVIT Growth Fund - Class II (GVAGR2)
2014	0.75%	5,561	155.86	866,752	0.47%	7.26%
2013	0.75%	8,501	145.31	1,235,312	0.30%	28.64%
2012	0.75%	10,577	112.96	1,194,773	0.23%	16.52%
2011	0.75%	10,834	96.94	1,050,273	0.26%	-5.40%
2010	0.75%	11,279	102.47	1,155,814	0.19%	17.31%
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
2014	0.75%	4,028	140.72	566,834	0.80%	9.40%
2013	0.75%	3,134	128.63	403,119	1.06%	31.97%
2012	0.75%	2,708	97.46	263,931	1.09%	16.19%
2011	0.75%	2,273	83.89	190,672	0.96%	-2.96%
2010	0.75%	2,232	86.45	192,953	1.24%	10.15%
Federated NVIT High Income Bond Fund - Class I (HIBF)
2014	0.60% to 0.75%	7,280	2,070.83 to 203.49	1,656,557	4.82%	1.94% to 1.78%
2013	0.60% to 0.75%	838	2,031.48 to 199.92	347,405	5.89%	6.43% to 6.27%
2012	0.60% to 0.75%	1,019	1,908.72 to 188.12	414,255	7.54%	13.87% to 13.70%
2011	0.60% to 0.75%	1,184	1,676.23 to 165.46	412,503	8.30%	3.20% to 3.04%
2010	0.60% to 0.75%	1,509	1,624.29 to 160.57	478,346	7.72%	12.48% to 12.31%
NVIT Emerging Markets Fund - Class I (GEM)
2014	0.60% to 0.75%	9,579	3,325.78 to 326.81	3,673,443	1.27%	-6.07% to -6.21%
2013	0.60% to 0.75%	1,626	3,540.75 to 348.45	1,018,024	1.16%	0.14% to -0.01%
2012	0.60% to 0.75%	1,754	3,535.69 to 348.48	1,084,341	0.46%	16.51% to 16.34%
2011	0.60% to 0.75%	1,972	3,034.54 to 299.54	1,196,368	0.67%	-22.84% to -22.95%
2010	0.60% to 0.75%	2,239	3,932.70 to 388.77	1,931,694	0.07%	15.48% to 15.31%
NVIT International Equity Fund - Class I (GIG)
2014	0.75%	1,154	97.20	112,173	-1.75%	-2.80%	****
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
2014	0.65% to 0.75%	3,707	93.39 to 92.77	345,354	3.78%	-1.36% to -1.46%
2013	0.65% to 0.75%	3,817	94.68 to 94.14	360,616	0.54%	16.80% to 16.68%
2012	0.65% to 0.75%	3,957	81.06 to 80.68	320,102	0.58%	14.48% to 14.36%
2011	0.65% to 0.75%	4,469	70.81 to 70.55	315,901	1.09%	-10.58% to -10.67%
2010	0.65% to 0.75%	5,491	79.19 to 78.98	433,977	0.82%	12.27% to 12.16%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
2014	0.60% to 0.75%	81,163	$1,395.14 to $ 138.13	$14,685,682	0.88%	5.96% to 5.80%
2013	0.60% to 0.75%	90,758	1,316.65 to 130.55	15,460,936	1.03%	42.96% to 42.75%
2012	0.60% to 0.75%	102,131	920.99 to 91.46	11,981,182	1.45%	16.24% to 16.07%
2011	0.60% to 0.75%	115,071	792.32 to 78.80	11,483,723	0.56%	-12.15% to -12.28%
2010	0.60% to 0.75%	138,039	901.86 to 89.83	15,384,728	0.20%	14.92% to 14.74%
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
2014	0.65% to 0.75%	1,398	158.26 to 157.21	220,332	0.90%	9.79% to 9.68%
2013	0.65% to 0.75%	1,430	144.15 to 143.33	205,420	0.71%	37.65% to 37.52%
2012	0.65% to 0.75%	1,783	104.72 to 104.23	186,164	1.13%	10.66% to 10.55%
2011	0.65% to 0.75%	1,762	94.63 to 94.28	166,360	0.70%	-3.89% to -3.99%
2010	0.65% to 0.75%	496	98.46 to 98.20	48,803	1.10%	22.76% to 22.64%
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
2014	0.75%	2,572	134.03	344,713	2.42%	3.69%
2013	0.75%	2,160	129.25	279,179	1.30%	28.68%
2012	0.75%	2,118	100.44	212,737	1.00%	15.35%
2011	0.75%	2,216	87.07	192,954	1.87%	-6.89%
2010	0.75%	3,721	93.51	347,960	0.52%	14.14%
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
2014	0.75%	229	132.67	30,382	2.34%	3.68%
2013	0.75%	252	127.96	32,246	1.31%	13.86%
2012	0.75%	414	112.38	46,526	2.33%	10.40%
2011	0.75%	144	101.79	14,658	2.09%	-2.00%
2010	0.75%	29	103.87	3,012	1.40%	9.64%
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
2014	0.75%	319	134.92	43,039	2.66%	3.92%
2013	0.75%	284	129.83	36,871	1.61%	20.54%
2012	0.75%	515	107.71	55,470	1.44%	12.88%
2011	0.75%	517	95.42	49,330	0.75%	-4.09%
2010	0.75%	3,546	99.48	352,758	0.84%	11.62%
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
2014	0.75%	74	124.80	9,236	2.27%	2.65%
2013	0.75%	76	121.58	9,240	2.82%	4.24%
2012	0.75%	40	116.64	4,665	2.38%	6.77%
2010	0.75%	121	108.43	13,120	1.30%	6.07%
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
2014	0.75%	5,651	133.86	756,445	2.54%	3.88%
2013	0.75%	5,457	128.87	703,223	1.67%	17.10%
2012	0.75%	5,673	110.05	624,320	1.54%	11.61%
2011	0.75%	6,058	98.61	597,354	2.52%	-2.98%
2010	0.75%	4,860	101.63	493,922	1.09%	10.59%
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
2014	0.75%	3,021	134.34	405,843	2.27%	3.88%
2013	0.75%	4,001	129.33	517,441	1.87%	23.43%
2012	0.75%	2,911	104.78	305,019	0.68%	13.81%
2011	0.75%	10,027	92.07	923,153	2.49%	-5.29%
2010	0.75%	9,650	97.21	938,030	0.88%	12.65%
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
2014	0.75%	43	130.50	5,611	2.46%	3.39%
2013	0.75%	43	126.21	5,427	0.72%	10.50%
2012	0.75%	316	114.22	36,093	1.00%	9.31%
2011	0.75%	294	104.49	30,721	2.68%	-1.03%
2010	0.75%	273	105.58	28,822	1.48%	8.50%
NVIT Core Bond Fund - Class I (NVCBD1)
2014	0.65% to 0.75%	1,707	131.27 to 130.40	223,379	2.60%	4.37% to 4.27%
2013	0.65% to 0.75%	2,493	125.77 to 125.06	312,761	2.60%	-2.55% to -2.64%
2012	0.65% to 0.75%	2,646	129.06 to 128.46	340,867	3.17%	7.05% to 6.95%
2011	0.65% to 0.75%	2,500	120.55 to 120.11	301,006	3.01%	5.91% to 5.80%
2010	0.65% to 0.75%	2,643	113.83 to 113.53	300,608	3.11%	6.36% to 6.26%
NVIT Core Plus Bond Fund - Class I (NVLCP1)
2014	0.75%	109	140.98	15,367	2.32%	4.30%
2013	0.75%	124	135.17	16,761	1.35%	-2.51%
2012	0.75%	553	138.64	76,668	1.89%	6.58%
2011	0.75%	585	130.08	76,100	2.43%	5.58%
2010	0.75%	329	123.21	40,536	3.19%	7.55%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Nationwide Fund - Class IV (TRF4)
2014	0.00% to 0.75%	69,074	$13,873.91 to $ 463.89	$110,907,436	1.16%	12.23% to 11.39%
2013	0.00% to 0.75%	75,252	12,361.79 to 416.45	106,519,061	1.33%	31.00% to 30.03%
2012	0.60% to 0.75%	82,876	5,962.35 to 320.28	89,075,421	1.43%	13.54% to 13.36%
2011	0.00% to 0.75%	92,919	8,261.41 to 282.52	85,316,173	1.14%	0.63% to -0.12%
2010	0.00% to 0.75%	106,143	8,209.33 to 282.85	93,411,273	1.03%	13.48% to 12.63%
NVIT Government Bond Fund - Class I (GBF)
2014	0.75%	3,547	143.50	509,009	1.99%	3.79%
2013	0.75%	3,590	138.27	496,379	1.83%	-4.77%
2012	0.75%	3,588	145.20	520,964	2.22%	2.28%
2011	0.75%	3,688	141.95	523,522	3.04%	6.46%
2010	0.75%	4,003	133.34	533,778	3.48%	4.00%
NVIT Government Bond Fund - Class IV (GBF4)
2014	0.00% to 0.75%	30,776	6,871.82 to 292.29	14,814,759	1.97%	4.58% to 3.80%
2013	0.00% to 0.75%	33,377	6,571.04 to 281.60	15,632,469	1.93%	-4.13% to -4.85%
2012	0.60% to 0.75%	35,723	3,792.99 to 295.96	17,753,833	2.16%	2.44% to 2.29%
2011	0.00% to 0.75%	39,845	6,650.75 to 289.33	19,260,995	2.88%	7.34% to 6.55%
2010	0.00% to 0.75%	52,763	6195.53 to 271.55	22,409,933	2.97%	4.78% to 4.00%
American Century NVIT Growth Fund - Class IV (CAF4)
2014	0.60% to 0.75%	84,350	1,873.44 to 182.72	21,217,632	0.34%	10.66% to 10.49%
2013	0.60% to 0.75%	92,231	1,692.98 to 165.37	20,986,918	0.67%	28.97% to 28.77%
2012	0.60% to 0.75%	101,294	1,312.73 to 128.42	17,732,583	0.55%	13.34% to 13.17%
2011	0.60% to 0.75%	108,961	1,158.24 to 113.47	16,874,536	0.58%	-1.28% to -1.43%
2010	0.60% to 0.75%	122,486	1,173.31 to 115.12	18,922,510	0.64%	18.53% to 18.36%
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
2014	0.60% to 0.75%	19,107	2,493.47 to 243.00	4,704,068	1.65%	4.36% to 4.20%
2013	0.60% to 0.75%	20,608	2,389.35 to 233.21	4,863,570	1.61%	26.49% to 26.30%
2012	0.60% to 0.75%	22,491	1,889.03 to 184.65	4,200,717	1.49%	15.21% to 15.04%
2011	0.60% to 0.75%	27,231	1,639.66 to 160.52	4,429,138	1.81%	-4.50% to -4.65%
2010	0.60% to 0.75%	28,338	1,717.01 to 168.34	4,832,410	1.93%	13.94% to 13.77%
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
2014	0.75%	155	160.37	24,857	2.06%	3.80%
2013	0.75%	113	154.49	17,458	1.56%	12.58%
2012	0.75%	122	137.23	16,743	1.58%	8.57%
2011	0.75%	149	126.41	18,834	1.26%	0.13%
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
2014	0.75%	57	183.19	10,442	1.78%	4.43%
2013	0.75%	45	175.43	7,894	1.79%	18.60%
2012	0.75%	43	147.92	6,360	1.79%	11.41%
2011	0.75%	41	132.77	5,443	2.01%	-1.67%
2010	0.75%	65	135.03	8,777	1.58%	11.19%
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
2014	0.60% to 0.75%	9,031	1,531.74 to 151.93	1,454,217	1.60%	3.27% to 3.11%
2013	0.60% to 0.75%	13,089	1,483.25 to 147.34	1,945,534	1.49%	4.20% to 4.05%
2012	0.60% to 0.75%	17,586	1,423.40 to 141.61	2,505,966	1.55%	4.55% to 4.39%
2011	0.60% to 0.75%	21,529	1,361.52 to 135.66	2,934,559	2.60%	2.32% to 2.16%
2010	0.60% to 0.75%	12,238	1,330.70 to 132.78	1,636,040	2.41%	5.26% to 5.10%
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
2014	0.00% to 0.75%	126,560	3,628.06 to 200.95	41,975,373	1.67%	5.18% to 4.40%
2013	0.00% to 0.75%	142,974	3,449.34 to 192.49	44,081,150	1.66%	16.63% to 15.76%
2012	0.60% to 0.75%	153,614	1,685.19 to 166.29	41,233,824	1.60%	10.15% to 9.98%
2011	0.00% to 0.75%	175,199	2669.01 to 151.20	42,765,501	2.12%	-0.04% to -0.79%
2010	0.00% to 0.75%	185,044	2,670.09 to 152.40	45,817,656	2.10%	10.25% to 10.09%
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
2014	0.60% to 0.75%	107,649	2,311.63 to 226.00	25,611,709	1.62%	4.33% to 4.17%
2013	0.60% to 0.75%	115,628	2,215.71 to 216.94	27,519,559	1.74%	21.65% to 21.46%
2012	0.60% to 0.75%	122,683	1,821.45 to 178.61	23,128,212	1.62%	13.08% to 12.91%
2011	0.60% to 0.75%	133,601	1,610.79 to 158.19	22,046,337	2.02%	-2.71% to -2.86%
2010	0.60% to 0.75%	146,811	1,655.67 to 162.84	24,880,243	2.17%	12.16% to 11.99%
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
2014	0.60% to 0.75%	15,002	1,797.82 to 177.76	3,061,629	1.83%	4.11% to 3.96%
2013	0.60% to 0.75%	15,416	1,726.80 to 170.99	2,916,599	1.65%	9.83% to 9.67%
2012	0.60% to 0.75%	16,600	1,572.19 to 155.92	3,039,975	1.99%	7.39% to 7.23%
2011	0.60% to 0.75%	13,818	1,463.98 to 145.40	2,185,198	2.31%	1.45% to 1.30%
2010	0.60% to 0.75%	13,771	1,443.01 to 143.54	2,174,740	2.33%	7.87% to 7.71%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Mid Cap Index Fund - Class I (MCIF)
2014	0.60% to 0.75%	11,949	$3,448.64 to $ 338.88	$4,615,290	1.05%	8.77% to 8.60%
2013	0.60% to 0.75%	13,022	3,170.70 to 312.04	4,646,912	1.12%	32.25% to 32.05%
2012	0.60% to 0.75%	14,971	2,397.47 to 236.29	3,983,123	1.14%	16.77% to 16.59%
2011	0.60% to 0.75%	15,458	2,053.18 to 202.67	3,454,504	0.78%	-3.13% to -3.27%
2010	0.60% to 0.75%	15,092	2,119.43 to 209.52	3,542,110	1.38%	25.45% to 25.26%
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)
2014	0.65% to 0.75%	15,969	97.52 to 97.45	1,556,623	-1.06%	-2.48% to -2.55%	****
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)
2014	0.60% to 0.75%	130,618	907.05 to 90.61	15,013,634	-1.78%	-9.29% to -9.39%	****
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
2014	0.60% to 0.75%	15,761	3,023.63 to 292.04	9,653,266	4.21%	-10.00% to -10.14%
2013	0.60% to 0.75%	18,063	3,359.76 to 324.99	11,982,767	2.23%	20.73% to 20.55%
2012	0.60% to 0.75%	21,290	2,782.94 to 269.60	11,334,206	0.34%	16.45% to 16.28%
2011	0.60% to 0.75%	30,590	2,389.74 to 231.85	12,536,352	1.74%	-16.66% to -16.78%
2010	0.60% to 0.75%	37,983	2,867.37 to 278.61	18,119,961	2.12%	5.56% to 5.40%
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
2014	0.60% to 0.75%	27,472	1,801.86 to 152.56	4,376,302	0.48%	9.78% to 9.61%
2013	0.60% to 0.75%	31,854	1,641.41 to 139.19	4,611,613	0.76%	33.93% to 33.73%
2012	0.60% to 0.75%	33,884	1,225.53 to 104.08	3,755,083	0.48%	15.66% to 15.48%
2011	0.60% to 0.75%	37,069	1,059.63 to 90.12	3,623,471	0.01%	-3.49% to -3.63%
2010	0.60% to 0.75%	40,292	1,097.90 to 93.52	4,096,325	0.10%	9.79% to 14.65%	****
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
2014	0.60% to 0.75%	29,349	1,698.03 to 144.84	4,451,301	1.48%	9.86% to 9.69%
2013	0.60% to 0.75%	23,337	1,545.67 to 132.04	3,336,876	1.35%	34.63% to 34.43%
2012	0.60% to 0.75%	25,563	1,148.10 to 98.23	2,825,919	1.40%	17.10% to 16.93%
2011	0.60% to 0.75%	26,750	980.41 to 84.01	2,460,688	0.93%	-6.39% to -6.53%
2010	0.60% to 0.75%	30,780	1,047.36 to 89.88	3,032,512	0.58%	4.74% to 12.20%	****
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
2014	0.60% to 0.75%	226,323	2,420.65 to 153.18	52,708,245	0.00%	3.41% to 3.26%
2013	0.60% to 0.75%	247,024	2,340.76 to 148.35	55,320,207	0.00%	38.11% to 37.91%
2012	0.60% to 0.75%	277,437	1,694.81 to 107.57	44,451,997	0.00%	14.21% to 14.04%
2011	0.60% to 0.75%	314,411	1,483.87 to 94.33	44,031,101	0.00%	-4.80% to -4.94%
2010	0.60% to 0.75%	360,069	1,558.71 to 99.23	51,780,950	0.00%	26.06% to 25.87%
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
2014	0.65% to 0.75%	35,262	182.25 to 181.04	6,395,581	1.36%	16.26% to 16.15%
2013	0.65% to 0.75%	39,246	156.76 to 155.87	6,127,545	1.19%	34.80% to 34.66%
2012	0.65% to 0.75%	42,495	116.29 to 115.75	4,925,740	1.13%	15.59% to 15.47%
2011	0.65% to 0.75%	47,273	100.60 to 100.24	4,744,033	0.81%	-2.95% to -3.05%
2010	0.65% to 0.75%	52,421	103.67 to 103.39	5,424,440	1.43%	18.86% to 18.74%
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
2014	0.60% to 0.75%	9,191	2,342.07 to 230.14	2,323,780	0.00%	2.20% to 2.04%
2013	0.60% to 0.75%	8,713	2,291.73 to 225.53	2,173,172	0.00%	43.43% to 43.21%
2012	0.60% to 0.75%	9,378	1,597.84 to 157.48	1,625,975	0.00%	12.76% to 12.59%
2011	0.60% to 0.75%	12,587	1,417.06 to 139.88	1,945,083	0.00%	-1.24% to -1.39%
2010	0.60% to 0.75%	13,293	1,434.87 to 141.85	2,115,386	0.00%	24.70% to 24.51%
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
2014	0.60% to 0.75%	55,642	2,934.22 to 286.18	21,052,039	0.52%	6.38% to 6.22%
2013	0.60% to 0.75%	63,460	2,758.18 to 269.41	22,500,901	0.83%	39.56% to 39.35%
2012	0.60% to 0.75%	70,679	1,976.29 to 193.33	17,530,041	0.85%	19.85% to 19.67%
2011	0.60% to 0.75%	79,543	1,648.92 to 161.55	16,286,389	0.43%	-5.73% to -5.87%
2010	0.60% to 0.75%	88,987	1,749.17 to 171.62	19,180,175	0.63%	25.85% to 25.66%
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
2014	0.60% to 0.75%	51,975	2,578.99 to 251.53	17,547,815	0.17%	0.21% to 0.06%
2013	0.60% to 0.75%	57,570	2,573.49 to 251.37	19,300,812	0.15%	40.11% to 39.90%
2012	0.60% to 0.75%	65,481	1,836.80 to 179.68	15,672,845	0.15%	14.82% to 14.64%
2011	0.60% to 0.75%	73,625	1,599.76 to 156.73	15,541,813	0.52%	-6.13% to -6.27%
2010	0.60% to 0.75%	84,028	1,704.15 to 167.21	18,870,454	0.30%	24.59% to 24.40%
NVIT Multi-Sector Bond Fund - Class I (MSBF)
2014	0.60% to 0.75%	8,671	1,638.65 to 161.02	1,706,653	3.05%	3.26% to 3.11%
2013	0.60% to 0.75%	8,969	1,586.88 to 156.17	1,742,473	3.39%	-1.72% to -1.86%
2012	0.60% to 0.75%	9,545	1,614.59 to 159.13	2,003,455	2.67%	11.58% to 11.41%
2011	0.60% to 0.75%	9,760	1,447.06 to 142.84	1,734,484	4.30%	4.92% to 4.76%
2010	0.60% to 0.75%	10,261	1,379.24 to 136.35	1,776,573	6.91%	9.93% to 9.76%
NVIT S&P 500 Index Fund - Class IV (GVEX4)
2014	0.60% to 0.75%	187,921	5,744.26 to 556.26	144,610,186	1.81%	12.61% to 12.44%
2013	0.60% to 0.75%	204,323	5,100.92 to 494.71	138,451,521	1.86%	31.29% to 31.09%
2012	0.60% to 0.75%	226,237	3,885.38 to 377.38	116,897,900	1.85%	15.04% to 14.87%
2011	0.60% to 0.75%	260,861	3,377.47 to 328.54	116,028,008	1.69%	1.15% to 0.99%
2010	0.60% to 0.75%	292,943	3,339.22 to 325.31	127,700,930	1.81%	14.04% to 13.87%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
NVIT Short Term Bond Fund - Class II (NVSTB2)
2014	0.65% to 0.75%	10,096	$110.20 to $ 109.46	$1,108,216	0.89%	-0.16% to -0.26%
2013	0.65% to 0.75%	12,037	110.37 to 109.74	1,324,588	1.03%	-0.54% to -0.64%
2012	0.65% to 0.75%	12,361	110.97 to 110.45	1,367,890	1.09%	2.85% to 2.75%
2011	0.65% to 0.75%	19,207	107.89 to 107.50	2,068,524	1.59%	0.64% to 0.54%
2010	0.65% to 0.75%	13,296	107.21 to 106.92	1,424,080	1.41%	1.76% to 1.65%
NVIT Large Cap Growth Fund - Class I (NVOLG1)
2014	0.60% to 0.75%	329,574	2,370.25 to 235.02	102,822,228	0.71%	8.15% to 7.99%
2013	0.60% to 0.75%	369,714	2,191.65 to 217.64	106,409,853	0.78%	35.89% to 35.68%
2012	0.60% to 0.75%	411,546	1,612.87 to 160.40	87,824,532	0.70%	17.97% to 17.80%
2011	0.60% to 0.75%	459,162	1,367.14 to 136.17	83,384,980	0.67%	-2.82% to -2.96%
2010	0.60% to 0.75%	543,621	1,406.78 to 140.33	102,054,160	0.06%	8.15% to 7.99%
Templeton NVIT International Value Fund - Class III (NVTIV3)
2014	0.60% to 0.75%	1,332	1,210.10 to 153.44	244,224	3.57%	-8.70% to -8.83%
2013	0.60% to 0.75%	1,204	1,325.36 to 168.31	198,796	1.96%	19.38% to 19.20%
2012	0.75%	953	141.20	134,566	2.91%	18.67%
2011	0.65% to 0.75%	863	93.34 to 118.99	101,200	3.35%	-12.99% to -13.08%
2010	0.65% to 0.75%	639	107.28 to 136.89	86,309	2.93%	7.28% to 5.55%	****
Invesco NVIT Comstock Value Fund - Class IV (EIF4)
2014	0.60% to 0.75%	54,234	2,307.85 to 225.09	17,157,897	1.70%	8.56% to 8.39%
2013	0.60% to 0.75%	59,533	2,125.97 to 207.66	17,230,712	0.00%	34.83% to 34.63%
2012	0.60% to 0.75%	70,875	1,576.79 to 154.25	14,900,315	1.22%	17.76% to 17.58%
2011	0.60% to 0.75%	82,462	1,339.04 to 131.19	14,557,382	1.32%	-2.90% to -3.05%
2010	0.60% to 0.75%	91,133	1,379.06 to 135.31	16,393,684	1.58%	14.95% to 14.78%
NVIT Real Estate Fund - Class I (NVRE1)
2014	0.65% to 0.75%	28,457	150.83 to 149.83	4,271,963	3.05%	28.05% to 27.92%
2013	0.65% to 0.75%	30,682	117.79 to 117.12	3,598,835	1.47%	2.38% to 2.28%
2012	0.65% to 0.75%	32,024	115.05 to 114.52	3,671,963	1.07%	15.03% to 14.92%
2011	0.65% to 0.75%	33,484	100.02 to 99.65	3,340,084	0.87%	5.81% to 5.71%
2010	0.65% to 0.75%	37,019	94.52 to 94.27	3,492,111	2.15%	29.34% to 29.21%
NVIT Money Market Fund - Class IV (SAM4)
2014	0.00% to 0.75%	133,947	3,297.33 to 161.47	29,701,311	0.00%	0.00% to -0.75%
2013	0.00% to 0.75%	150,332	3,297.33 to 162.69	33,501,766	0.00%	-0.00% to -0.75%
2012	0.60% to 0.75%	172,313	2,276.96 to 163.92	37,857,180	0.00%	-0.60% to -0.75%
2011	0.00% to 0.75%	188,555	3,297.33 to 165.16	42,295,916	0.00%	-0.00% to -0.75%
2010	0.00% to 0.75%	205,359	3297.33 to 166.40	46,585,485	0.00%	-0.60% to -0.75%
VPS Growth and Income Portfolio - Class A (ALVGIA)
2014	0.60% to 0.75%	8,860	2,506.36 to 246.29	2,645,344	1.30%	8.89% to 8.72%
2013	0.60% to 0.75%	9,101	2,301.81 to 226.53	2,920,455	1.41%	34.16% to 33.96%
2012	0.60% to 0.75%	9,049	1,715.75 to 169.10	1,722,023	1.58%	16.82% to 16.64%
2011	0.60% to 0.75%	9,370	1,468.71 to 144.97	1,505,002	1.34%	5.68% to 5.52%
2010	0.60% to 0.75%	12,005	1,389.74 to 137.38	1,832,879	0.00%	12.42% to 12.25%
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
2014	0.60% to 0.75%	7,462	3,657.36 to 359.39	3,299,322	0.70%	8.54% to 8.38%
2013	0.60% to 0.75%	8,075	3,369.44 to 331.60	3,270,275	0.66%	37.23% to 37.03%
2012	0.60% to 0.75%	8,206	2,455.28 to 241.99	2,412,011	0.54%	18.04% to 17.86%
2011	0.60% to 0.75%	9,452	2,080.12 to 205.33	2,598,131	0.49%	-8.94% to -9.07%
2010	0.60% to 0.75%	11,808	2,284.27 to 225.82	3,360,793	0.55%	26.15% to 25.96%
VP Income & Growth Fund - Class I (ACVIG)
2014	0.60% to 0.75%	7,594	2,568.29 to 246.89	2,031,969	2.06%	11.83% to 11.66%
2013	0.60% to 0.75%	7,219	2,296.60 to 221.10	1,718,552	2.25%	35.01% to 34.81%
2012	0.60% to 0.75%	7,703	1,701.07 to 164.01	1,356,334	2.09%	14.06% to 13.88%
2011	0.60% to 0.75%	8,438	1,491.43 to 144.02	1,299,642	1.54%	2.50% to 2.34%
2010	0.60% to 0.75%	8,751	1,455.11 to 140.72	1,364,008	1.72%	13.46% to 13.29%
VP Inflation Protection Fund - Class II (ACVIP2)
2014	0.60% to 0.75%	11,582	1,488.13 to 146.22	2,004,412	1.29%	2.68% to 2.53%
2013	0.60% to 0.75%	12,680	1,449.27 to 142.62	2,092,601	1.64%	-9.03% to -9.16%
2012	0.60% to 0.75%	17,193	1,593.07 to 157.00	3,057,694	2.37%	6.74% to 6.58%
2011	0.60% to 0.75%	18,748	1,492.45 to 147.31	3,434,728	4.02%	11.08% to 10.91%
2010	0.60% to 0.75%	18,942	1,343.61 to 132.81	3,077,359	1.79%	4.49% to 4.33%
VP International Fund - Class I (ACVI)
2014	0.60% to 0.75%	227	1,863.09 to 182.80	280,096	1.83%	-6.07% to -6.21%
2013	0.60% to 0.75%	286	1,983.52 to 194.91	366,963	1.63%	21.68% to 21.50%
2012	0.60% to 0.75%	306	1,630.14 to 160.42	298,941	0.79%	20.44% to 20.25%
2011	0.60% to 0.75%	446	1,353.54 to 133.40	326,708	1.50%	-12.57% to -12.70%
2010	0.60% to 0.75%	442	1,548.09 to 152.81	384,270	2.52%	12.62% to 12.45%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VP Mid Cap Value Fund - Class I (ACVMV1)
2014	0.65% to 0.75%	4,736	$256.37 to $ 253.90	$1,208,983	1.20%	15.67% to 15.55%
2013	0.65% to 0.75%	5,341	221.64 to 219.73	1,178,884	1.23%	29.27% to 29.14%
2012	0.65% to 0.75%	5,224	171.45 to 170.14	891,956	2.02%	15.57% to 15.46%
2011	0.65% to 0.75%	5,409	148.35 to 147.36	799,374	1.31%	-1.34% to -1.43%
2010	0.65% to 0.75%	6,248	150.36 to 149.51	936,472	2.58%	18.48% to 18.36%
VP Ultra(R) Fund - Class I (ACVU1)
2014	0.60%	38	1,972.48	74,954	0.21%	9.34%
2013	0.60% to 0.75%	22	1,804.04 to 177.27	29,929	0.59%	36.25% to 36.05%
2012	0.60% to 0.75%	34	1,324.02 to 130.30	34,143	0.00%	13.24% to 13.07%
2011	0.60% to 0.75%	43	1,169.20 to 115.24	39,736	0.00%	0.46% to 0.31%
2010	0.60% to 0.75%	61	1,163.82 to 114.88	58,406	0.45%	15.39% to 15.22%
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
2014	0.60% to 0.75%	27,539	3,505.14 to 341.56	10,087,017	0.58%	4.49% to 4.34%
2013	0.60% to 0.75%	28,636	3,354.43 to 327.36	9,960,289	1.06%	39.87% to 39.66%
2012	0.60% to 0.75%	29,851	2,398.20 to 234.39	7,388,329	0.44%	15.05% to 14.87%
2011	0.60% to 0.75%	28,872	2,084.53 to 204.04	6,136,419	0.61%	-0.04% to -0.19%
2010	0.60% to 0.75%	30,428	2,085.31 to 204.42	6,547,508	0.68%	25.07% to 24.89%
Appreciation Portfolio - Initial Shares (DCAP)
2014	0.60% to 0.75%	13,438	2,060.68 to 202.19	2,934,777	1.83%	7.44% to 7.28%
2013	0.60% to 0.75%	14,945	1,917.89 to 188.46	3,076,647	1.96%	20.38% to 20.20%
2012	0.60% to 0.75%	15,700	1,593.21 to 156.79	2,793,801	3.61%	9.77% to 9.60%
2011	0.60% to 0.75%	15,224	1,451.43 to 143.05	2,480,389	1.68%	8.36% to 8.20%
2010	0.60% to 0.75%	17,801	1,339.44 to 132.21	2,519,668	2.46%	14.63% to 14.46%
Opportunistic Small Cap Portfolio: Initial Shares (DSC)
2014	0.60% to 0.75%	1,765	2,114.78 to 207.81	750,035	0.00%	0.99% to 0.84%
2013	0.60% to 0.75%	2,088	2,094.12 to 206.09	838,428	0.00%	47.66% to 47.44%
2012	0.60% to 0.75%	1,728	1,418.20 to 139.78	320,631	0.00%	19.84% to 19.66%
2011	0.60% to 0.75%	1,824	1,183.41 to 116.81	244,970	0.39%	-14.36% to -14.49%
2010	0.60% to 0.75%	1,459	1,381.84 to 136.60	247,232	1.09%	30.37% to 30.17%
Managed Tail Risk Fund II: Primary Shares (FVCA2P)
2014	0.60% to 0.75%	591	1,713.01 to 168.33	109,142	1.73%	-1.56% to -1.71%
2013	0.60% to 0.75%	599	1,740.16 to 171.25	112,384	1.04%	15.76% to 15.58%
2012	0.60% to 0.75%	591	1,503.30 to 148.17	95,709	0.55%	9.51% to 9.35%
2011	0.60% to 0.75%	656	1,372.71 to 135.50	97,871	0.70%	-5.86% to -6.00%
2010	0.60% to 0.75%	728	1,458.14 to 144.15	114,355	0.93%	12.40% to 12.23%
Quality Bond Fund II - Primary Shares (FQB)
2014	0.60% to 0.75%	12,420	1,559.14 to 158.48	2,326,764	3.84%	3.17% to 3.02%
2013	0.60% to 0.75%	13,941	1,511.21 to 153.84	2,618,615	4.24%	0.43% to 0.28%
2012	0.60% to 0.75%	15,521	1,504.73 to 153.41	2,749,233	4.03%	9.06% to 8.90%
2011	0.60% to 0.75%	16,802	1,379.67 to 140.87	2,760,052	5.31%	1.66% to 1.51%
2010	0.60% to 0.75%	18,478	1,357.11 to 138.77	2,961,969	5.29%	7.86% to 7.69%
Equity-Income Portfolio - Initial Class (FEIP)
2014	0.60% to 0.75%	123,782	5,281.01 to 511.40	92,695,125	2.77%	8.07% to 7.91%
2013	0.60% to 0.75%	136,521	4,886.76 to 473.93	94,397,820	2.48%	27.38% to 27.19%
2012	0.60% to 0.75%	150,011	3,836.32 to 372.62	81,967,981	3.05%	16.60% to 16.43%
2011	0.60% to 0.75%	169,119	3,290.04 to 320.04	78,985,131	2.41%	0.37% to 0.22%
2010	0.60% to 0.75%	194,717	3,277.95 to 319.34	88,957,490	1.85%	14.46% to 14.29%
High Income Portfolio - Initial Class (FHIP)
2014	0.60% to 0.75%	14,509	2,765.12 to 259.77	7,569,002	5.70%	0.55% to 0.40%
2013	0.60% to 0.75%	14,624	2,749.99 to 258.74	7,765,711	5.46%	5.31% to 5.16%
2012	0.60% to 0.75%	17,236	2,611.25 to 246.05	8,853,867	5.62%	13.54% to 13.37%
2011	0.60% to 0.75%	20,354	2,299.79 to 217.03	8,788,501	6.47%	3.41% to 3.26%
2010	0.60% to 0.75%	24,846	2,223.94 to 210.19	9,770,982	7.56%	13.14% to 12.97%
VIP Asset Manager Portfolio - Initial Class (FAMP)
2014	0.60% to 0.75%	55,426	3,578.49 to 346.53	30,545,911	1.48%	5.20% to 5.04%
2013	0.60% to 0.75%	59,764	3,401.61 to 329.90	31,049,343	1.56%	15.01% to 14.84%
2012	0.60% to 0.75%	64,290	2,957.55 to 287.26	29,409,345	1.49%	11.81% to 11.64%
2011	0.60% to 0.75%	72,267	2,645.22 to 257.31	30,248,385	1.89%	-3.14% to -3.29%
2010	0.60% to 0.75%	80,861	2,731.04 to 266.06	34,802,694	1.71%	13.58% to 13.41%
VIP Energy Portfolio - Service Class 2 (FNRS2)
2014	0.65% to 0.75%	8,588	185.83 to 184.05	1,585,713	0.65%	-13.33% to -13.42%
2013	0.65% to 0.75%	8,567	214.42 to 212.57	1,826,336	0.69%	23.34% to 23.22%
2012	0.65% to 0.75%	10,390	173.84 to 172.51	1,797,577	0.78%	4.05% to 3.95%
2011	0.65% to 0.75%	10,469	167.07 to 165.96	1,741,829	0.85%	-5.81% to -5.91%
2010	0.65% to 0.75%	9,261	177.38 to 176.38	1,637,235	0.38%	18.39% to 18.27%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VIP Equity-Income Portfolio - Service Class (FEIS)
2014	0.75%	24,422	$230.26	$5,623,304	2.81%	7.83%
2013	0.75%	25,465	213.53	5,437,445	2.51%	27.06%
2012	0.75%	25,858	168.06	4,345,627	3.17%	16.31%
2011	0.75%	26,038	144.49	3,762,250	2.50%	0.11%
2010	0.75%	25,901	144.34	3,738,461	2.23%	14.23%
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
2014	0.65% to 0.75%	1,739	167.26 to 165.66	288,919	1.53%	3.67% to 3.57%
2013	0.65% to 0.75%	1,796	161.34 to 159.95	288,021	1.09%	12.66% to 12.55%
2012	0.65% to 0.75%	5,273	143.21 to 142.12	753,672	1.76%	10.96% to 10.85%
2011	0.65% to 0.75%	5,579	129.07 to 128.21	718,840	2.12%	-0.93% to -1.03%
2010	0.65% to 0.75%	4,999	130.28 to 129.54	650,703	2.57%	12.01% to 11.89%
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
2014	0.65% to 0.75%	11,233	173.35 to 171.68	1,937,606	1.61%	3.99% to 3.88%
2013	0.65% to 0.75%	10,854	166.71 to 165.27	1,801,015	1.70%	15.20% to 15.09%
2012	0.65% to 0.75%	12,820	144.71 to 143.60	1,846,144	1.94%	12.45% to 12.34%
2011	0.65% to 0.75%	12,925	128.68 to 127.83	1,656,092	2.01%	-1.76% to -1.86%
2010	0.65% to 0.75%	12,878	130.99 to 130.25	1,681,298	2.65%	13.78% to 13.67%
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
2014	0.65% to 0.75%	11,624	180.92 to 179.18	2,086,187	1.53%	4.18% to 4.08%
2013	0.65% to 0.75%	11,010	173.66 to 172.16	1,898,332	1.73%	20.71% to 20.59%
2012	0.65% to 0.75%	10,016	143.86 to 142.77	1,431,901	2.05%	14.73% to 14.62%
2011	0.65% to 0.75%	10,126	125.39 to 124.56	1,263,072	1.94%	-3.33% to -3.42%
2010	0.65% to 0.75%	9,590	129.70 to 128.97	1,238,180	2.36%	15.25% to 15.13%
VIP Growth Portfolio - Initial Class (FGP)
2014	0.60% to 0.75%	177,709	5,123.12 to 496.11	129,569,961	0.18%	10.63% to 10.47%
2013	0.60% to 0.75%	196,502	4,630.78 to 449.11	127,990,257	0.29%	35.52% to 35.32%
2012	0.60% to 0.75%	216,881	3,417.03 to 331.89	104,283,398	0.58%	14.00% to 13.83%
2011	0.60% to 0.75%	250,347	2,997.36 to 291.57	104,313,560	0.35%	-0.40% to -0.54%
2010	0.60% to 0.75%	287,279	3,009.27 to 293.16	118,054,719	0.28%	23.43% to 23.25%
VIP Growth Portfolio - Service Class (FGS)
2014	0.75%	13,095	247.77	3,244,487	0.09%	10.36%
2013	0.75%	14,230	224.51	3,194,802	0.19%	35.19%
2012	0.75%	15,108	166.08	2,509,079	0.51%	13.69%
2011	0.75%	15,100	146.08	2,205,830	0.26%	-0.61%
2010	0.75%	15,750	146.97	2,314,800	0.23%	23.13%
VIP High Income Portfolio - Initial Class R (FHIPR)
2014	0.65% to 0.75%	33,559	147.60 to 146.47	4,936,446	5.62%	0.52% to 0.42%
2013	0.65% to 0.75%	35,737	146.83 to 145.86	5,231,796	5.84%	5.28% to 5.18%
2012	0.65% to 0.75%	35,561	139.47 to 138.68	4,947,153	5.82%	13.56% to 13.44%
2011	0.65% to 0.75%	34,624	122.82 to 122.24	4,243,592	6.60%	3.37% to 3.27%
2010	0.65% to 0.75%	40,155	118.81 to 118.37	4,763,162	8.54%	13.14% to 13.03%
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)
2014	0.60% to 0.75%	71,593	2,915.83 to 282.69	26,575,127	2.09%	5.19% to 5.04%
2013	0.60% to 0.75%	81,346	2,771.84 to 269.13	28,391,507	2.20%	-2.37% to -2.51%
2012	0.60% to 0.75%	87,058	2,838.98 to 276.06	32,793,519	2.20%	5.26% to 5.11%
2011	0.60% to 0.75%	98,957	2,697.03 to 262.65	35,128,999	3.12%	6.69% to 6.53%
2010	0.60% to 0.75%	114,694	2,527.84 to 246.55	36,991,612	3.58%	7.16% to 7.00%
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
2014	0.75%	9,697	158.38	1,535,800	2.17%	4.96%
2013	0.75%	9,786	150.89	1,476,602	2.28%	-2.62%
2012	0.75%	9,601	154.95	1,487,703	2.21%	4.98%
2011	0.75%	10,286	147.61	1,518,284	3.30%	6.41%
2010	0.75%	10,358	138.72	1,436,819	4.33%	6.87%
VIP Mid Cap Portfolio - Service Class (FMCS)
2014	0.60% to 0.75%	24,912	4,064.23 to 399.37	12,189,645	0.16%	5.56% to 5.40%
2013	0.60% to 0.75%	26,881	3,850.12 to 378.90	12,669,390	0.41%	35.25% to 35.05%
2012	0.60% to 0.75%	30,197	2,846.70 to 280.57	10,529,612	0.50%	14.06% to 13.89%
2011	0.60% to 0.75%	34,398	2,495.74 to 246.35	10,749,483	0.14%	-11.25% to -11.38%
2010	0.60% to 0.75%	39,764	2,812.09 to 277.99	14,145,259	0.29%	27.93% to 27.74%
VIP Overseas Portfolio - Initial Class (FOP)
2014	0.60% to 0.75%	20,601	2,499.69 to 242.34	11,108,826	1.25%	-8.63% to -8.76%
2013	0.60% to 0.75%	24,534	2,735.69 to 265.62	14,010,407	1.35%	29.66% to 29.46%
2012	0.60% to 0.75%	28,954	2,109.95 to 205.17	12,275,875	1.90%	20.02% to 19.84%
2011	0.60% to 0.75%	34,059	1,758.05 to 171.21	11,820,452	1.29%	-17.66% to -17.78%
2010	0.60% to 0.75%	42,101	2,135.07 to 208.24	17,060,462	1.35%	12.44% to 12.27%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VIP Overseas Portfolio - Initial Class R (FOPR)
2014	0.60% to 0.75%	105,266	$1,664.79 to $ 163.84	$20,499,435	1.30%	-8.65% to -8.78%
2013	0.60% to 0.75%	110,788	1,822.36 to 179.61	23,651,848	1.38%	29.67% to 29.48%
2012	0.60% to 0.75%	121,485	1,405.38 to 138.72	20,255,400	1.97%	19.99% to 19.81%
2011	0.60% to 0.75%	132,941	1,171.26 to 115.79	18,476,259	1.36%	-17.64% to -17.76%
2010	0.60% to 0.75%	136,711	1,422.12 to 140.80	23,802,040	1.46%	12.40% to 12.23%
VIP Overseas Portfolio - Service Class (FOS)
2014	0.75%	192	227.85	43,747	1.14%	-8.85%
2013	0.75%	234	249.96	58,492	1.26%	29.40%
2012	0.75%	275	193.17	53,121	1.79%	19.64%
2011	0.75%	328	161.46	52,959	1.16%	-17.85%
2010	0.75%	403	196.53	79,202	1.49%	12.15%
VIP Overseas Portfolio - Service Class R (FOSR)
2014	0.75%	18,885	162.14	3,062,099	1.27%	-8.86%
2013	0.75%	18,085	177.91	3,217,547	1.33%	29.33%
2012	0.75%	18,258	137.57	2,511,689	1.94%	19.77%
2011	0.75%	18,487	114.86	2,123,467	1.33%	-17.92%
2010	0.75%	17,337	139.94	2,426,107	1.73%	12.17%
VIP Value Strategies Portfolio - Service Class (FVSS)
2014	0.60% to 0.75%	6,731	3,132.20 to 307.79	2,508,378	0.97%	6.05% to 5.90%
2013	0.60% to 0.75%	6,902	2,953.40 to 290.65	2,369,544	0.82%	29.66% to 29.47%
2012	0.60% to 0.75%	7,354	2,277.72 to 224.49	1,940,867	0.45%	26.34% to 26.15%
2011	0.60% to 0.75%	7,881	1,802.86 to 177.96	1,942,007	0.83%	-9.39% to -9.53%
2010	0.60% to 0.75%	9,259	1,989.74 to 196.70	2,499,009	0.47%	25.70% to 25.51%
Rising Dividends Securities Fund - Class 1 (FTVRDI)
2014	0.60% to 0.75%	20,963	2,665.49 to 261.92	6,987,810	1.52%	8.35% to 8.19%
2013	0.60% to 0.75%	24,591	2,459.99 to 242.09	7,305,705	1.74%	29.27% to 29.08%
2012	0.60% to 0.75%	28,081	1,902.93 to 187.55	6,413,833	1.77%	11.50% to 11.34%
2011	0.60% to 0.75%	31,764	1,706.62 to 168.46	6,407,217	1.62%	5.66% to 5.50%
2010	0.60% to 0.75%	37,619	1,615.22 to 159.68	6,896,501	1.77%	20.22% to 20.04%
Small Cap Value Securities Fund - Class 1 (FTVSVI)
2014	0.60% to 0.75%	15,018	3,408.66 to 334.95	5,713,575	0.85%	0.28% to 0.13%
2013	0.60% to 0.75%	16,434	3,399.16 to 334.52	6,373,319	1.48%	35.69% to 35.49%
2012	0.60% to 0.75%	18,139	2,505.12 to 246.90	5,243,841	1.03%	18.04% to 17.86%
2011	0.60% to 0.75%	21,059	2,122.26 to 209.49	5,154,083	0.89%	-4.10% to -4.25%
2010	0.60% to 0.75%	24,769	2,213.06 to 218.78	6,363,695	1.01%	27.72% to 27.53%
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)
2014	0.65% to 0.75%	16,950	93.88 to 93.82	1,590,604	-1.50%	-6.12% to -6.18%	****
Templeton Foreign Securities Fund - Class 1 (TIF)
2014	0.60% to 0.75%	2,192	2,382.82 to 234.15	1,388,927	2.11%	-11.42% to -11.55%
2013	0.60% to 0.75%	1,920	2,690.01 to 264.73	1,596,456	2.50%	22.54% to 22.35%
2012	0.60% to 0.75%	1,971	2,195.28 to 216.37	1,183,652	3.28%	17.89% to 17.71%
2011	0.60% to 0.75%	2,155	1,862.22 to 183.82	1,157,642	1.91%	-10.98% to -11.11%
2010	0.60% to 0.75%	2,683	2,091.89 to 206.80	1,423,155	2.10%	8.03% to 7.86%
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)
2014	0.65% to 0.75%	19,188	100.42 to 100.35	1,926,149	-5.23%	0.42% to 0.35%	****
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
2014	0.75%	236	131.43	31,018	3.36%	2.08%
2013	0.75%	506	128.75	65,149	13.06%	22.85%
2012	0.75%	294	104.81	30,814	2.77%	14.47%
2011	0.75%	323	91.56	29,574	0.02%	-2.28%
2010	0.75%	631	93.69	59,120	5.39%	9.43%
Short Duration Bond Portfolio - I Class Shares (AMTB)
2014	0.60% to 0.75%	34,028	1,797.94 to 174.31	8,361,845	1.70%	0.01% to -0.14%
2013	0.60% to 0.75%	35,948	1,797.79 to 174.55	8,865,858	2.16%	0.01% to -0.13%
2012	0.60% to 0.75%	35,997	1,797.53 to 174.79	8,750,469	2.97%	3.98% to 3.82%
2011	0.60% to 0.75%	38,233	1,728.76 to 168.36	8,751,306	3.63%	-0.31% to -0.46%
2010	0.60% to 0.75%	48,811	1,734.12 to 169.13	10,703,567	5.24%	4.66% to 4.50%
International Portfolio - S Class Shares (AMINS)
2013	0.75%	18	150.96	2,717	1.44%	16.95%
2012	0.75%	17	129.07	2,194	0.81%	17.59%
2011	0.75%	17	109.76	1,866	6.63%	-12.99%
2010	0.65% to 0.75%	14	126.86 to 126.14	1,767	16.87%	21.22% to 21.10%
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
2014	0.60% to 0.75%	179	3,319.61 to 326.20	229,015	0.00%	6.94% to 6.78%
2013	0.60% to 0.75%	545	3,104.25 to 305.50	303,634	0.00%	31.82% to 31.62%
2012	0.60% to 0.75%	565	2,354.92 to 232.10	252,139	0.00%	11.74% to 11.57%
2011	0.60% to 0.75%	610	2,107.51 to 208.03	298,059	0.00%	-0.13% to -0.28%
2010	0.60% to 0.75%	611	2,110.16 to 208.60	306,411	0.00%	28.32% to 28.13%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)
2014	0.60% to 0.75%	2,406	$2,011.47 to $ 196.18	$3,193,130	0.70%	9.20% to 9.03%
2013	0.60% to 0.75%	3,218	1,842.09 to 179.93	3,359,651	1.19%	30.35% to 30.16%
2012	0.60% to 0.75%	3,452	1,413.16 to 138.24	2,784,832	0.42%	15.90% to 15.73%
2011	0.60% to 0.75%	4,031	1,219.30 to 119.45	2,747,237	0.00%	-11.89% to -12.02%
2010	0.60% to 0.75%	4,584	1,383.79 to 135.77	3,519,068	0.69%	14.97% to 14.80%
Small-Cap Growth Portfolio - S Class Shares (AMFAS)
2014	0.60% to 0.75%	2,344	2,067.10 to 203.12	576,655	0.00%	2.85% to 2.70%
2013	0.60% to 0.75%	2,351	2,009.78 to 197.79	551,794	0.00%	44.96% to 44.74%
2012	0.60% to 0.75%	2,512	1,386.42 to 136.65	394,392	0.00%	8.17% to 8.01%
2011	0.60% to 0.75%	2,826	1,281.72 to 126.52	468,203	0.00%	-1.65% to -1.80%
2010	0.60% to 0.75%	3,754	1,303.24 to 128.83	644,400	0.00%	18.90% to 18.72%
Socially Responsive Portfolio - I Class Shares (AMSRS)
2014	0.60% to 0.75%	2,232	2,729.90 to 268.25	813,207	0.38%	9.72% to 9.56%
2013	0.60% to 0.75%	2,349	2,488.03 to 244.85	782,015	0.70%	36.78% to 36.58%
2012	0.60% to 0.75%	2,447	1,819.00 to 179.28	604,430	0.23%	10.31% to 10.15%
2011	0.60% to 0.75%	2,722	1,648.93 to 162.76	603,394	0.33%	-3.66% to -3.80%
2010	0.60% to 0.75%	2,757	1,711.55 to 169.20	615,873	0.04%	22.12% to 21.94%
Global Securities Fund/VA - Non-Service Shares (OVGS)
2014	0.60% to 0.75%	42,745	2,479.86 to 243.32	11,115,715	1.51%	1.68% to 1.53%
2013	0.60% to 0.75%	2,406	2,438.88 to 239.66	1,141,093	1.39%	26.55% to 26.36%
2012	0.60% to 0.75%	2,710	1,927.28 to 189.67	1,145,985	2.04%	20.54% to 20.36%
2011	0.60% to 0.75%	3,181	1,598.90 to 157.59	1,179,597	1.36%	-8.84% to -8.97%
2010	0.60% to 0.75%	4,265	1,753.90 to 173.12	1,734,031	1.52%	15.27% to 15.10%
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
2014	0.60% to 0.75%	11,667	2,097.71 to 205.82	2,624,144	0.81%	10.04% to 9.88%
2013	0.60% to 0.75%	12,146	1,906.30 to 187.32	2,488,123	1.10%	30.99% to 30.79%
2012	0.60% to 0.75%	13,720	1,455.36 to 143.22	2,128,724	0.94%	16.17% to 16.00%
2011	0.60% to 0.75%	15,102	1,252.78 to 123.47	2,135,618	0.85%	-0.61% to -0.76%
2010	0.60% to 0.75%	17,422	1,260.48 to 124.42	2,470,139	1.24%	15.41% to 15.24%
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
2014	0.60% to 0.75%	3,566	3,696.96 to 363.28	1,489,317	0.87%	11.26% to 11.10%
2013	0.60% to 0.75%	3,875	3,322.69 to 326.99	1,390,815	0.93%	40.17% to 39.96%
2012	0.60% to 0.75%	4,172	2,370.44 to 233.63	1,094,143	0.58%	17.28% to 17.10%
2011	0.60% to 0.75%	5,011	2,021.18 to 199.51	1,109,162	0.65%	-2.80% to -2.94%
2010	0.60% to 0.75%	6,244	2,079.32 to 205.55	1,460,218	0.73%	22.67% to 22.48%
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
2014	0.60% to 0.75%	4,241	1,031.88 to 102.85	485,673	4.01%	2.22% to 2.07%
2013	0.60% to 0.75%	5,045	1,009.43 to 100.76	554,909	4.96%	-0.73% to -0.88%
2012	0.60% to 0.75%	4,550	1,016.85 to 101.66	494,602	0.00%	1.69% to 1.66%
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
2014	0.75%	1,585	123.67	196,019	2.09%	-0.35%
2013	0.75%	1,694	124.11	210,238	1.79%	-7.17%
2012	0.75%	1,736	133.70	232,104	5.31%	4.71%
2011	0.75%	1,762	127.69	224,990	2.00%	7.71%
2010	0.75%	1,829	118.55	216,825	1.64%	8.66%
Low Duration Portfolio - Administrative Class (PMVLDA)
2014	0.75%	3,142	120.13	377,446	1.12%	0.09%
2013	0.75%	4,193	120.02	503,237	1.45%	-0.88%
2012	0.75%	4,773	121.09	577,942	1.93%	5.06%
2011	0.75%	4,870	115.25	561,283	1.67%	0.35%
2010	0.75%	5,616	114.85	644,991	2.11%	4.50%
Total Return Portfolio - Administrative Class (PMVTRA)
2014	0.60% to 0.75%	4,885	1,107.83 to 110.17	980,569	2.17%	3.65% to 3.49%
2013	0.60% to 0.75%	5,114	1,068.87 to 106.46	1,039,886	2.20%	-2.54% to -2.69%
2012	0.60% to 0.75%	6,311	1,096.77 to 109.40	1,252,931	2.64%	8.94% to 8.78%
2011	0.65% to 0.75%	1,842	100.64 to 100.57	185,260	2.00%	0.64% to 0.57%	****
VT Growth & Income Fund: Class IB (PVGIB)
2014	0.60% to 0.75%	1,605	2,291.90 to 225.21	369,116	1.15%	10.07% to 9.91%
2013	0.60% to 0.75%	1,319	2,082.21 to 204.92	276,203	1.66%	34.87% to 34.66%
2012	0.60% to 0.75%	1,456	1,543.91 to 152.17	227,520	1.67%	18.42% to 18.24%
2011	0.60% to 0.75%	1,497	1,303.73 to 128.69	197,650	1.37%	-5.21% to -5.35%
2010	0.60% to 0.75%	1,468	1,375.39 to 135.97	201,131	1.79%	13.69% to 13.52%
VT International Equity Fund: Class IB (PVTIGB)
2014	0.60% to 0.75%	183	2,000.97 to 196.63	75,922	0.92%	-7.34% to -7.47%
2013	0.60% to 0.75%	200	2,159.37 to 212.51	85,585	1.81%	27.30% to 27.11%
2012	0.60% to 0.75%	349	1,696.22 to 167.18	278,885	1.83%	21.19% to 21.00%
2011	0.60% to 0.75%	274	1,399.70 to 138.16	69,543	3.28%	-17.43% to -17.55%
2010	0.60% to 0.75%	337	1,695.16 to 167.58	97,886	3.70%	9.37% to 9.20%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VT Voyager Fund: Class IB (PVTVB)
2014	0.60% to 0.75%	1,835	$2,518.32 to $ 247.46	$535,231	0.70%	9.06% to 8.90%
2013	0.60% to 0.75%	2,616	2,309.01 to 227.24	935,631	0.75%	42.87% to 42.65%
2012	0.60% to 0.75%	3,332	1,616.21 to 159.29	725,332	0.34%	13.54% to 13.37%
2011	0.60% to 0.75%	3,887	1,423.43 to 140.50	733,055	0.00%	-18.34% to -18.46%
2010	0.60% to 0.75%	2,813	1,743.10 to 172.32	551,898	1.66%	20.08% to 19.90%
VI American Franchise Fund - Series I Shares (ACEG)
2014	0.60% to 0.75%	1,798	1,458.04 to 145.22	287,427	0.04%	7.79% to 7.63%
2013	0.60% to 0.75%	1,685	1,352.66 to 134.93	252,871	0.42%	39.30% to 39.09%
2012	0.60% to 0.75%	2,435	971.05 to 97.01	258,093	0.00%	-2.89% to -2.99%
VI Value Opportunities Fund - Series I Shares (AVBVI)
2014	0.60% to 0.75%	88	2,051.30 to 201.57	174,763	1.44%	5.98% to 5.82%
2013	0.60% to 0.75%	87	1,935.53 to 190.48	163,156	1.45%	32.95% to 32.76%
2012	0.60% to 0.75%	123	1,455.78 to 143.48	171,330	1.54%	17.00% to 16.82%
2011	0.60% to 0.75%	178	1,244.28 to 122.82	154,194	0.91%	-3.63% to -3.77%
2010	0.60% to 0.75%	271	1,291.13 to 127.64	207,824	0.60%	6.71% to 6.55%
Health Sciences Portfolio - II (TRHS2)
2014	0.65% to 0.75%	5,939	294.71 to 293.34	1,747,073	0.00%	30.37% to 30.24%
2013	0.65% to 0.75%	4,669	226.05 to 225.23	1,053,813	0.00%	49.54% to 49.39%
2012	0.65% to 0.75%	2,837	151.17 to 150.77	428,264	0.00%	30.15% to 30.02%
2011	0.65% to 0.75%	2,487	116.15 to 115.96	288,865	0.00%	9.67% to 9.56%
2010	0.65% to 0.75%	391	105.91 to 105.84	41,409	0.00%	5.91% to 5.84%	****
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)
2014	0.60% to 0.75%	13,872	2,453.20 to 237.83	5,095,906	5.20%	1.57% to 1.42%
2013	0.60% to 0.75%	15,275	2,415.21 to 234.50	5,773,885	2.35%	-9.71% to -9.85%
2012	0.60% to 0.75%	16,797	2,675.00 to 260.12	7,188,903	1.14%	4.92% to 4.76%
2011	0.60% to 0.75%	5,692	2,549.64 to 248.30	3,122,901	8.07%	7.49% to 7.33%
2010	0.60% to 0.75%	6,861	2,371.88 to 231.33	3,398,403	3.80%	5.56% to 5.40%
VIP Trust Emerging Markets Fund - Initial Class (VWEM)
2014	0.60% to 0.75%	44,943	3,336.58 to 324.44	22,191,119	0.52%	-1.01% to -1.16%
2013	0.60% to 0.75%	49,935	3,370.63 to 328.25	24,844,261	1.54%	11.35% to 11.18%
2012	0.60% to 0.75%	54,894	3,027.06 to 295.23	24,594,686	0.00%	29.03% to 28.84%
2011	0.60% to 0.75%	24,664	2,346.01 to 229.15	10,687,721	1.09%	-26.18% to -26.29%
2010	0.60% to 0.75%	29,643	3,178.07 to 310.89	17,173,355	0.64%	26.08% to 25.89%
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
2014	0.60% to 0.75%	15,713	3,926.00 to 380.61	9,164,631	0.09%	-19.59% to -19.71%
2013	0.60% to 0.75%	18,454	4,882.31 to 474.04	13,429,427	0.72%	9.87% to 9.71%
2012	0.60% to 0.75%	21,830	4,443.60 to 432.09	14,876,388	0.77%	2.77% to 2.61%
2011	0.60% to 0.75%	5,489	4,323.98 to 421.09	5,698,184	1.23%	-16.95% to -17.07%
2010	0.60% to 0.75%	7,256	5,206.45 to 507.79	7,875,356	0.37%	28.46% to 28.27%
Variable Insurance Fund - Equity Income Portfolio (VVEI)
2014	0.95%	12,593	266.59	3,357,109	2.29%	10.35%
2013	0.95%	11,279	241.57	2,724,702	2.38%	28.82%
2012	0.95%	11,391	187.53	2,136,187	2.35%	12.33%
2011	0.95%	11,192	166.95	1,868,552	2.30%	9.23%
2010	0.95%	11,762	152.85	1,797,857	3.56%	13.63%
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
2014	0.95%	7,529	204.46	1,539,356	5.05%	3.42%
2013	0.95%	7,587	197.70	1,499,948	5.08%	3.36%
2012	0.95%	7,044	191.27	1,347,324	5.31%	13.21%
2011	0.95%	7,317	168.95	1,236,200	7.27%	5.93%
2010	0.95%	7,735	159.50	1,233,721	8.34%	11.04%
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
2014	0.95%	15,447	341.77	5,279,253	0.93%	12.52%
2013	0.95%	16,254	303.74	4,936,969	1.06%	33.65%
2012	0.95%	16,798	227.26	3,817,486	1.12%	14.72%
2011	0.95%	16,665	198.10	3,301,349	1.00%	-2.96%
2010	0.95%	17,134	204.15	3,497,838	1.17%	24.18%
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
2014	0.95%	9,123	153.25	1,398,107	2.43%	4.89%
2013	0.95%	9,053	146.11	1,322,691	2.48%	-3.21%
2012	0.95%	8,223	150.96	1,241,309	2.67%	3.04%
2011	0.95%	7,895	146.50	1,156,652	3.33%	6.64%
2010	0.95%	8,615	137.39	1,183,581	4.25%	5.49%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Variable Insurance Portfolios - Asset Strategy (WRASP)
2014	0.75%	1,849	$ 163.38	$302,085	0.47%	-5.97%
2013	0.75%	2,170	173.76	377,049	1.34%	24.20%
2012	0.75%	2,356	139.90	329,612	1.23%	18.28%
2011	0.75%	2,529	118.28	299,125	1.17%	-7.90%
2010	0.75%	3,652	128.42	468,991	1.31%	7.86%
Advantage VT Discovery Fund (SVDF)
2014	0.60% to 0.75%	4,867	1,478.42 to 144.62	1,428,128	0.00%	-0.25% to -0.40%
2013	0.60% to 0.75%	4,876	1,482.06 to 145.20	1,515,294	0.01%	42.94% to 42.73%
2012	0.60% to 0.75%	5,359	1,036.83 to 101.73	1,206,290	0.00%	17.03% to 16.85%
2011	0.60% to 0.75%	5,045	885.96 to 87.06	1,085,431	0.00%	-0.18% to -0.33%
2010	0.60% to 0.75%	4,693	887.53 to 87.34	1,009,951	0.00%	34.73% to 34.53%
Advantage VT Opportunity Fund - Class 2 (SVOF)
2014	0.60% to 0.75%	515	2,322.86 to 227.23	466,994	0.06%	9.76% to 9.60%
2013	0.60% to 0.75%	563	2,116.25 to 207.33	464,362	0.20%	29.90% to 29.70%
2012	0.60% to 0.75%	760	1,629.18 to 159.85	430,213	0.10%	14.83% to 14.66%
2011	0.60% to 0.75%	1,059	1,418.78 to 139.42	443,324	0.14%	-6.08% to -6.22%
2010	0.60% to 0.75%	1,056	1,510.68 to 148.67	498,872	0.81%	23.02% to 22.83%
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
2014	0.75%	592	243.33	144,050	0.00%	-2.61%
2013	0.75%	727	249.85	181,641	0.00%	49.11%
2012	0.75%	825	167.56	138,240	0.00%	7.06%
2011	0.75%	654	156.51	102,357	0.00%	-5.31%
2010	0.75%	349	165.28	57,683	0.00%	25.83%
Global Securities Fund/VA - Class 3 (obsolete) (OVGS3)
2013	0.65% to 0.75%	48,475	214.97 to 212.90	10,338,914	1.36%	26.51% to 26.39%
2012	0.65% to 0.75%	51,652	169.92 to 168.46	8,716,023	2.11%	20.44% to 20.32%
2011	0.65% to 0.75%	54,728	141.08 to 140.01	7,674,076	1.25%	-8.86% to -8.95%
2010	0.65% to 0.75%	55,968	154.80 to 153.77	8,618,236	1.58%	15.22% to 15.11%
Janus Aspen Series - Global Technology Portfolio - Service II Shares (obsolete) (JAGTS2)
2011	0.65% to 0.75%	4,554	147.46 to 146.33	668,411	0.00%	-9.40% to -9.49%
2010	0.65% to 0.75%	5,088	162.75 to 161.67	824,618	0.00%	23.71% to 23.59%
Janus Aspen Series - Overseas Portfolio - Service II Shares (obsolete) (JAIGS2)
2011	0.65% to 0.75%	27,919	196.42 to 194.93	5,465,606	0.37%	-32.77% to -32.84%
2010	0.65% to 0.75%	31,882	292.18 to 290.24	9,288,177	0.58%	24.22% to 24.10%
Templeton Developing Markets Securities Fund - Class 3 (obsolete) (FTVDM3)
2013	0.65% to 0.75%	10,439	180.72 to 179.16	1,876,328	1.80%	-1.61% to -1.71%
2012	0.65% to 0.75%	12,320	183.69 to 182.29	2,254,464	1.42%	12.42% to 12.31%
2011	0.65% to 0.75%	13,552	163.39 to 162.31	2,206,891	0.97%	-16.40% to -16.49%
2010	0.65% to 0.75%	16,171	195.45 to 194.35	3,151,548	1.74%	16.75% to 16.64%
Templeton Global Bond Securities Fund - Class 3 (obsolete) (FTVGI3)
2013	0.65% to 0.75%	13,746	195.67 to 193.98	2,675,560	4.78%	0.98% to 0.88%
2012	0.65% to 0.75%	14,340	193.78 to 192.30	2,766,107	6.21%	14.31% to 14.20%
2011	0.65% to 0.75%	14,830	169.51 to 168.39	2,503,594	5.53%	-1.47% to -1.57%
2010	0.65% to 0.75%	13,949	172.04 to 171.07	2,391,162	1.48%	13.64% to 13.52%
Federated NVIT High Income Bond Fund - Class III (obsolete) (HIBF3)
2013	0.65% to 0.75%	8,986	172.06 to 170.58	1,538,147	5.82%	6.24% to 6.14%
2012	0.65% to 0.75%	11,845	161.95 to 160.71	1,910,949	8.66%	13.96% to 13.85%
2011	0.65% to 0.75%	11,223	142.10 to 141.16	1,589,889	8.36%	3.14% to 3.03%
2010	0.65% to 0.75%	11,917	137.78 to 137.01	1,637,352	9.33%	12.43% to 12.32%
NVIT Emerging Markets Fund - Class III (obsolete) (GEM3)
2013	0.60% to 0.75%	13,892	747.75 to 213.96	3,098,961	1.15%	0.15% to 0.00%
2012	0.60% to 0.75%	14,607	746.63 to 213.96	3,248,997	0.49%	16.53% to 16.36%
2011	0.60% to 0.75%	15,812	640.71 to 183.88	3,021,577	0.68%	-22.86% to -22.97%
2010	0.60% to 0.75%	18,214	830.53 to 238.72	4,718,938	0.07%	15.52% to 15.35%
NVIT International Equity Fund - Class III (obsolete) (GIG3)
2013	0.75%	966	112.91	109,068	0.55%	16.93%
2012	0.75%	1,069	96.56	103,219	0.93%	14.71%
2011	0.75%	942	84.17	79,291	0.84%	-15.83%	****
V.I. Capital Appreciation Fund - Series I (obsolete) (AVCA)
2011	0.60% to 0.75%	2,077	1,203.93 to 118.84	265,877	0.16%	-8.46% to -8.60%
2010	0.60% to 0.75%	2,003	1,315.20 to 130.02	280,976	0.81%	14.80% to 14.63%
V.I. Capital Development Fund - Series I (obsolete) (AVCDI)
2011	0.60% to 0.75%	6,796	1,679.41 to 165.77	1,194,915	0.00%	-7.71% to -7.85%
2010	0.60% to 0.75%	6,860	1,819.78 to 179.90	1,306,644	0.00%	18.07% to 17.89%
VIP Trust - Global Bond Fund - Class R1 (obsolete) (VWBFR)
2011	0.60% to 0.75%	20,576	1,541.64 to 152.40	4,737,197	7.71%	7.49% to 7.33%
2010	0.60% to 0.75%	22,637	1,434.15 to 141.99	4,550,582	3.79%	5.56% to 5.41%

(Continued)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
VIP Trust - Emerging Markets Fund - Class R1 (obsolete) (VWEMR)
2011	0.60% to 0.75%	39,908	$2,180.00 to $ 215.51	$10,827,660	1.06%	-26.20% to -26.31%
2010	0.60% to 0.75%	41,617	2,953.91 to 292.45	15,560,212	0.61%	26.11% to 25.92%
VIP Trust - Global Hard Assets Fund - Class R1 (obsolete) (VWHAR)
2011	0.60% to 0.75%	26,115	3,027.95 to 299.34	10,680,333	1.19%	-16.90% to -17.02%
2010	0.60% to 0.75%	29,000	3,643.56 to 360.73	13,941,416	0.35%	28.48% to 28.29%
NVIT Multi-Manager International Growth Fund - Class III (obsolete) (NVMIG3)
2013	0.65% to 0.75%	14,305	117.27 to 116.60	1,671,671	1.23%	20.56% to 20.44%
2012	0.65% to 0.75%	15,670	97.27 to 96.82	1,520,326	0.58%	15.03% to 14.91%
2011	0.65% to 0.75%	18,179	84.56 to 84.25	1,534,049	1.31%	-9.95% to -10.04%
2010	0.65% to 0.75%	19,096	93.91 to 93.66	1,790,751	0.82%	13.30% to 13.18%
NVIT Multi-Manager International Value Fund - Class III (obsolete) (GVDIV3)
2013	0.60% to 0.75%	96,918	1,370.49 to 135.08	16,825,777	2.29%	20.70% to 20.51%
2012	0.60% to 0.75%	102,107	1,135.49 to 112.08	14,578,313	0.39%	16.53% to 16.36%
2011	0.60% to 0.75%	114,511	974.40 to 96.33	13,652,833	1.83%	-16.61% to -16.74%
2010	0.60% to 0.75%	122,147	1,168.55 to 115.69	17,400,156	2.35%	5.48% to 5.32%
AllianceBernstein NVIT Global Fixed Income Fund - Class III (obsolete) (NVAGF3)
2010	0.65% to 0.75%	1,926	122.27 to 122.06	235,407	8.61%	7.54% to 7.43%
AllianceBernstein NVIT Global Fixed Income Fund - Class VI (obsolete) (NVAGF6)
2010	0.60% to 0.75%	487	1,218.29 to 121.52	433,178	9.24%	7.11% to 6.95%
High Income Fund/VA - Class 3 (obsolete) (OVHI3)
2011	0.65% to 0.75%	12,162	28.22 to 28.09	342,112	8.77%	-2.51% to -2.61%
2010	0.65% to 0.75%	11,550	28.95 to 28.84	333,513	6.45%	13.94% to 13.83%
High Income Fund/VA - Non-Service Shares (obsolete) (OVHI)
2011	0.60% to 0.75%	1,404	387.71 to 38.27	95,377	12.44%	-2.92% to -3.07%
2010	0.60% to 0.75%	2,190	399.37 to 39.48	196,701	6.63%	14.13% to 13.96%
VP Vista(SM) Fund - Class I (obsolete) (ACVVS1)
2013	0.75%	1	176.85	177	0.00%	29.20%
2012	0.75%	1	136.88	137	0.00%	14.75%
2011	0.75%	1	119.28	119	0.00%	-8.58%
2010	0.75%	2	130.48	261	0.00%	22.96%
2014	Contract owners equity:			$1,244,185,302
2013	Contract owners equity:			$1,278,124,928
2012	Contract owners equity:			$1,121,931,017
2011	Contract owners equity:			$1,102,530,041
2010	Contract owners equity:			$1,276,403,562

*	This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both, during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.
****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

KPMG LLP
Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the Company) as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2014. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying table of contents. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

KPMG LLP is a Delaware limited liability partnership, the U.S.

member firm of KPMG International Cooperative (“KPMG

International”), a Swiss entity.

1

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Operations

	Year ended December 31,
(in millions)	2014	2013	2012
Revenues
Policy charges	$2,065	$1,849	$1,670
Premiums	831	724	635
Net investment income	1,900	1,849	1,825
Net realized investment (losses) gains, including other-than-temporary impairment losses	(1,078)	678	319
Other revenues	11	17	7

Total revenues	$3,729	$5,117	$4,456

Benefits and expenses
Interest credited to policyholder account values	$1,096	$1,067	$1,038
Benefits and claims	1,502	1,354	1,227
Amortization of deferred policy acquisition costs	207	374	575
Other expenses, net of deferrals	1,055	981	917

Total benefits and expenses	$3,860	$3,776	$3,757

(Loss) income before federal income taxes and noncontrolling interests	$(131)	$1,341	$699
Federal income tax (benefit) expense	(147)	313	99

Net income	$16	$1,028	$600
Less: Loss attributable to noncontrolling interest, net of tax	(94)	(82)	(61)

Net income attributable to Nationwide Life Insurance Company	$110	$1,110	$661

See accompanying notes to consolidated financial statements.

2

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Comprehensive Income

	Year ended December 31,
(in millions)	2014	2013	2012
Net income	$16	$1,028	$600

Other comprehensive income (loss), net of tax
Changes in:
Net unrealized gains (losses) on available-for-sale securities	$435	$(663)	$571
Other	27	(7)	(5)

Total other comprehensive income (loss), net of tax	$462	$(670)	$566

Total comprehensive income	$478	$358	$1,166
Less: Comprehensive loss attributable to noncontrolling interests, net of tax	(94)	(82)	(61)

Total comprehensive income attributable to Nationwide Life Insurance Company	$572	$440	$1,227

See accompanying notes to consolidated financial statements.

3

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Balance Sheets

	December 31,
(in millions, except for share and per share amounts)	2014	2013
Assets
Investments:
Fixed maturity securities, available-for-sale	$35,418	$32,249
Mortgage loans, net of allowance	7,270	6,341
Policy loans	992	987
Short-term investments	935	411
Other investments	822	767

Total investments	$45,437	$40,755
Cash and cash equivalents	77	61
Accrued investment income	670	603
Deferred policy acquisition costs	4,063	3,778
Goodwill	200	200
Other assets	5,001	3,979
Separate account assets	88,076	84,069

Total assets	$143,524	$133,445

Liabilities and equity
Liabilities
Future policy benefits and claims	$40,730	$36,765
Short-term debt	660	278
Long-term debt	709	707
Other liabilities	5,313	4,122
Separate account liabilities	88,076	84,069

Total liabilities	$135,488	$125,941

Shareholder’s equity
Common stock ($1 par value; authorized - 5,000,000 shares, issued and outstanding - 3,814,779 shares)	$4	$4
Additional paid-in capital	1,718	1,718
Retained earnings	4,630	4,520
Accumulated other comprehensive income	1,044	582

Total shareholder’s equity	$7,396	$6,824
Noncontrolling interests	640	680

Total equity	$8,036	$7,504

Total liabilities and equity	$143,524	$133,445

See accompanying notes to consolidated financial statements.

4

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Equity

(in millions)	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total shareholder’s equity	Non- controlling interest	Total equity
Balance as of December 31, 2011	$4	$1,718	$2,789	$686	$5,197	$345	$5,542
Cash dividend paid	—	—	(40)	—	(40)	—	(40)
Comprehensive income (loss):
Net income (loss)	—	—	661	—	661	(61)	600
Other comprehensive income	—	—	—	566	566	—	566

Total comprehensive income (loss)	$—	$—	$661	$566	$1,227	$(61)	$1,166
Change in noncontrolling interest	—	—	—	—	—	63	63

Balance as of December 31, 2012	$4	$1,718	$3,410	$1,252	$6,384	$347	$6,731

Comprehensive income (loss):
Net income (loss)	—	—	1,110	—	1,110	(82)	1,028
Other comprehensive loss	—	—	—	(670)	(670)	—	(670)

Total comprehensive income (loss)	$—	$—	$1,110	$(670)	$440	$(82)	$358
Change in noncontrolling interest	—	—	—	—	—	415	415

Balance as of December 31, 2013	$4	$1,718	$4,520	$582	$6,824	$680	$7,504

Comprehensive income (loss):
Net income (loss)	—	—	110	—	110	(94)	16
Other comprehensive income	—	—	—	462	462	—	462

Total comprehensive income (loss)	$—	$—	$110	$462	$572	$(94)	$478
Change in noncontrolling interest	—	—	—	—	—	54	54

Balance as of December 31, 2014	$4	$1,718	$4,630	$1,044	$7,396	$640	$8,036

See accompanying notes to consolidated financial statements.

5

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Cash Flows

	Year ended December 31,
(in millions)	2014	2013	2012
Cash flows from operating activities
Net income	$16	$1,028	$600
Adjustments to net income:
Net realized investment losses (gains), including other-than-temporary impairment losses	1,078	(678)	(319)
Interest credited to policyholder account values	1,096	1,067	1,038
Capitalization of deferred policy acquisition costs	(685)	(604)	(470)
Amortization of deferred policy acquisition costs	207	374	575
Amortization and depreciation	128	77	80
Deferred tax (benefit) expense	(152)	346	243
Changes in:
Policy liabilities	(421)	(475)	(548)
Derivatives, net	(181)	(483)	(490)
Other, net	(59)	88	(84)

Net cash provided by operating activities	$1,027	$740	$625

Cash flows from investing activities
Proceeds from maturities of available-for-sale securities	$2,798	$3,689	$2,909
Proceeds from sales of available-for-sale securities	647	1,091	796
Purchases of available-for-sale securities	(5,640)	(6,842)	(5,167)
Proceeds from repayments and sales of mortgage loans	920	1,091	1,048
Issuances and purchases of mortgage loans	(1,837)	(1,593)	(1,114)
Net (increase) decrease in short-term investments	(524)	654	98
Collateral received (paid), net	399	(637)	(208)
Other, net	(94)	42	(12)

Net cash used in investing activities	$(3,331)	$(2,505)	$(1,650)

Cash flows from financing activities
Net change in short-term debt	$382	$(22)	$(477)
Proceeds from issuance of long-term debt	—	2	13
Cash dividend paid to Nationwide Financial Services, Inc.	—	—	(40)
Repayments of long-term debt	—	(299)	—
Investment and universal life insurance product deposits	6,037	6,139	5,566
Investment and universal life insurance product withdrawals	(4,095)	(4,034)	(4,063)
Other, net	(4)	(22)	39

Net cash provided by financing activities	$2,320	$1,764	$1,038

Net increase (decrease) in cash and cash equivalents	$16	$(1)	$13
Cash and cash equivalents at beginning of year	61	62	49

Cash and cash equivalents at end of year	$77	$61	$62

See accompanying notes to consolidated financial statements.

6

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC,” or collectively with its subsidiaries, “the Company”) was incorporated in 1929 and is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation (“Nationwide Corp.”), a majority-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a diverse range of products and services including individual annuities, private and public sector group retirement plans, investment products sold to institutions, life insurance and advisory services.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouse and regional firms, pension plan administrators and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. (“NRS”) and Nationwide Financial Network (“NFN”) producers, which includes the agency distribution force of the Company’s ultimate parent company, NMIC.

Wholly-owned subsidiaries of NLIC as of December 31, 2014 include Nationwide Life and Annuity Insurance Company (“NLAIC”), Nationwide Investment Services Corporation (“NISC”) and Nationwide Investment Advisor (“NIA”). NLAIC primarily offers universal life insurance, variable universal life insurance, term life insurance, corporate-owned life insurance (“COLI”) and individual annuity contracts on a non-participating basis. NISC is a registered broker-dealer. NIA is a registered investment advisor.

As of December 31, 2014 and 2013, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region of the U.S. in which the Company is overly vulnerable to a single event which could cause a severe impact on the Company’s financial position.

(2)	Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. The consolidated financial statements include majority-owned subsidiaries and consolidated variable interest entities (“VIEs”). All significant intercompany accounts and transactions have been eliminated.

Entities in which NLIC does not have a controlling interest, but the Company has significant influence over the operating and financing decisions, and also certain other investments, are reported using the equity method.

Use of Estimates

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of the consolidated financial statements in accordance with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant estimates include the balance and amortization of deferred policy acquisition costs (“DAC”), legal and regulatory reserves, certain investment and derivative valuations, future policy benefits and claims including the valuation of embedded derivatives resulting from living benefit guarantees on variable annuity contracts, goodwill, provision for income taxes and valuation of deferred tax assets. Actual results could differ significantly from those estimates.

7

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Revenues and Benefits

Investment and universal life insurance products. Investment products are long-duration contracts that do not subject the Company to significant risk arising from mortality (the incidence of death) or morbidity (the incidence of disability resulting from disease or physical impairment). These include variable and fixed deferred annuity contracts in the accumulation phase with both individuals and groups, as well as certain annuities without life contingencies. Universal life insurance products include long-duration insurance contracts that do not have fixed or guaranteed terms. These include universal life insurance, variable universal life insurance, COLI, bank-owned life insurance (“BOLI”) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, surrender charges and other policy charges earned and assessed against policy account balances during the period. Policy charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Assessments for services provided in future periods are recorded as unearned revenue and recognized as revenue over the periods benefited. Surrender charges are recognized as revenue upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.

Traditional life insurance products. Traditional life insurance products include those products with fixed and guaranteed terms, primarily consisting of whole life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are generally recognized as revenue when due. For certain annuities with life contingencies, any excess of gross premium over the net premium is deferred and recognized with the amount of expected future benefits. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Future Policy Benefits and Claims

Investment and universal life insurance products. The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and for universal life insurance policies at the policy accrued account balance, which represents participants’ net deposits adjusted for investment performance, interest credited and applicable contract charges.

The Company offers certain universal life insurance and variable universal life insurance with no-lapse guarantees and variable annuity products with guaranteed minimum death benefits (“GMDB”) and/or guaranteed minimum income benefits (“GMIB”). Liabilities for these guarantees are calculated by multiplying the current benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative guaranteed benefit payments plus interest. The Company annually evaluates its experience and assumptions and adjusts the benefit ratio as appropriate. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes with a related charge or credit to other benefits and claims in the period of evaluation. Determination of the expected benefit payments and assessments are based on a range of scenarios and assumptions, including those related to market rates of return and volatility, contract surrenders and mortality experience. The accounting for these guarantees impacts estimated gross profits used to calculate the balance and amortization of DAC and other expenses. Refer to Note 4 for further discussion of these guarantees.

Guarantees to variable annuity contractholders can include a return of no less than the total deposits made on the contract less any customer withdrawals, total deposits made on the contract less any customer withdrawals plus a minimum return, or the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. In addition, these guarantees can include benefits payable in the event of death, upon annuitization, upon periodic withdrawal or at specified dates during the accumulation period. Refer to Note 4 for further discussion of these guarantees.

8

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The Company’s guaranteed minimum accumulation benefit (“GMAB”) and guaranteed living withdrawal benefit (“GLWB”) living benefit guarantees represent embedded derivatives in variable annuity contracts that are required to be separated from, and valued apart from, the host variable annuity contracts. The embedded derivatives are held at fair value and include the present value of attributed fees. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivatives incorporate numerous assumptions including, but not limited to, mortality, lapse rates, index volatility, benefit utilization and discounting. Benefit utilization includes wait period (the number of years the policyholder is assumed to wait prior to beginning withdrawals once eligible) and efficiency of benefit utilization (the percent of the maximum permitted withdrawal that a policyholder takes). Discounting includes liquidity and non-performance risk (the risk that the liability will not be fulfilled) and affects the value at which the liability is transferred. The assumptions used to calculate the fair value of embedded derivatives are reviewed as part of an annual comprehensive study of assumptions. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary.

The Company’s equity indexed products (life and annuity) have the policyholders’ interest credits based on market performance with caps and floors. The interest credits represent embedded derivatives within the insurance contract and therefore are required to be separated from, and valued apart from, the host contracts. The embedded derivatives are held at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of interest credited. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivative incorporate numerous assumptions including, but not limited to, mortality, lapse rates and index volatility. The assumptions used to calculate the fair value of embedded derivatives are reviewed as part of an annual comprehensive study of assumptions. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary.

Traditional life insurance products. The process of calculating reserve amounts for traditional life insurance products involves the use of a number of assumptions, including those related to persistency, mortality, morbidity, interest rates (the rates expected to be paid or received on financial instruments) and certain other expenses.

The liability for future policy benefits and claims for traditional life insurance policies was determined using the net level premium method, with weighted average interest rates of 6.6% and estimates of mortality, morbidity, investment yields and persistency that were used or being experienced at the time the policies were issued, with a provision for adverse deviation.

The liability for future policy benefits for certain annuities with life contingencies was calculated using the present value of future benefits and certain expenses, discounted using weighted average interest rates of 4.8% with a provision for adverse deviation.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liability for such funding agreements is recorded in future policy benefits and claims at amortized cost. The amount of collateralized funding agreements outstanding with the FHLB as of December 31, 2014 and 2013 was $1.8 billion and $913 million, respectively. In connection with an FHLB requirement for funding agreements, the Company held $35 million and $18 million of FHLB stock as of December 31, 2014 and 2013, respectively.

Reinsurance ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the original insurer from its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company.

Deferred Policy Acquisition Costs

The Company has deferred certain acquisition costs that are directly related to the successful acquisition of new and renewal insurance and investment contracts. The methods and assumptions used to amortize and assess recoverability of the DAC balance depend on the type of product.

9

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Investment and universal life insurance products. For certain investment and universal life insurance products, DAC is amortized with interest over the lives of the policies in relation to the present value of estimated gross profits, which is determined primarily from projected interest margins, policy charges and net realized investment gains and losses, less policy benefits and other expenses. The DAC asset related to investment and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on available-for-sale securities, with the corresponding adjustment recorded in accumulated other comprehensive income (“AOCI”). This adjustment to DAC represents the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. DAC for investment and universal life insurance products is subject to recoverability testing in the year of policy issuance, and DAC for universal life insurance products is also subject to loss recognition testing at the end of each reporting period.

The Company regularly evaluates and adjusts the DAC balance when actual gross profits in a given reporting period vary from management’s initial estimates. Additionally, the assumptions used in the estimation of gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual process. During the annual process, the Company performs a comprehensive study of assumptions, including mortality and persistency studies, maintenance expense studies and an evaluation of projected general and separate account investment returns. The most significant assumptions that are involved in the estimation of future gross profits include future net separate account investment performance, surrender/lapse rates, interest margins, renewal premiums and mortality. The Company refers to this process as “unlocking.” Quarterly, consideration is given as to whether adjustments to these assumptions are necessary. The Company uses a reversion to the mean process to determine the assumption for the future net separate account investment performance. This process assumes different performance levels over the next three years, such that the separate account mean return, measured from the anchor date to the end of the life of the product, equals the long-term assumption. The Company’s long-term assumptions for net separate account investment performance consist of assumed gross returns of 10.5% for equity funds and 5.0% for fixed funds.

Changes in assumptions and the emergence of actual gross profits can have a significant impact on the amount of DAC reported for investment and universal life insurance products and their related amortization patterns. Additionally, the amortization of DAC can be affected by the change in the valuation of the Company’s variable annuity guarantees. See Future Policy Benefits and Claims for further discussion of the valuation of the Company’s variable annuity guarantees. In the event actual experience differs from assumptions or future assumptions are revised, the Company will record an increase or decrease in DAC amortization expense, which could be significant.

Traditional life insurance. DAC is amortized with interest over the premium-paying period of the related policies in proportion to premium revenue recognized. These assumptions are consistent with those used in the calculation of liabilities for future policy benefits at issuance. DAC is evaluated for recoverability at the time of policy issuance, and loss recognition testing is conducted each reporting period.

Refer to Note 5 for discussion regarding assumption changes impacting DAC amortization and related balances.

Investments

Available-for-sale securities. Available-for-sale securities are reported at fair value, with unrealized holding gains and losses reported as a separate component of other comprehensive income, net of adjustments for DAC and other expenses, future policy benefits and claims, policyholder dividend obligations and deferred federal income taxes. Realized gains and losses on sales of available-for-sale securities are recognized in income based on the specific identification method. Interest and dividend income is recognized when earned.

As of December 31, 2014 and 2013, 99% of fixed maturity securities were priced using external source data. Independent pricing services are most often utilized (87% and 86% as of December 31, 2014 and 2013, respectively) to determine the fair value of securities for which market quotations are available. For these securities, the Company obtains the pricing services’ methodologies, inputs and assumptions and classifies the investments accordingly in the fair value hierarchy.

A corporate pricing matrix is used in valuing certain corporate debt securities. The corporate pricing matrix is developed using private spreads for corporate securities with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular fixed maturity security to be priced using the corporate pricing matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular security.

10

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Non-binding broker quotes are also utilized to determine the fair value of certain corporate debt, mortgage-backed and other asset-backed securities when quotes are not available from independent pricing services, corporate pricing matrix or internal pricing models. These securities are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

When the collectability of contractual interest payments on fixed maturity securities is considered doubtful, such securities are placed in non-accrual status and any accrued interest is excluded from investment income. These securities are not restored to accrual status until the Company determines that payment of future principal and interest is probable.

For investments in certain residential and commercial mortgage-backed securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method, based on prepayment assumptions and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

The Company periodically reviews its available-for-sale securities to determine if any decline in fair value to below amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss, reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

In assessing corporate debt securities for other-than-temporary impairment, the Company evaluates the ability of the issuer to meet its debt obligations, the value of the company or specific collateral securing the debt, the Company’s intent to sell the security and whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. The Company evaluates U.S. government and agencies, as well as obligations of states, political subdivisions and foreign governments for other-than-temporary impairment by examining similar characteristics.

When evaluating whether residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities are other-than-temporarily impaired, the Company examines characteristics of the underlying collateral, such as delinquency and default rates, the quality of the underlying borrower, the type of collateral in the pool, the vintage year of the collateral, subordination levels within the structure of the collateral pool, the quality of any credit guarantors, the Company’s intent to sell the security and whether it is more likely than not it will be required to sell the security before the recovery of its amortized cost basis.

The Company evaluates its intent to sell on an individual security basis. Other-than-temporary impairment losses on securities when the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security prior to recovery of the security’s amortized cost basis are bifurcated, with the credit portion of the impairment loss being recognized in earnings and the non-credit loss portion of the impairment and any subsequent changes in the fair value of those debt securities being recognized in other comprehensive income, net of applicable taxes and other offsets. To estimate the credit portion of an impairment loss recognized in earnings, the Company considers the present value of the cash flows. To the extent that the present value of cash flows generated by a debt security is less than the amortized cost, an other-than-temporary impairment is recognized through earnings.

It is possible that further declines in fair values of such investments, or changes in assumptions or estimates of anticipated recoveries and/or cash flows, may cause further other-than-temporary impairments in the near term, which could be significant.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. These mortgage loans are further segregated into the following classes based on the unique risk profiles of the underlying property types: office, industrial, retail, apartment and other. Mortgage loans held-for-investment are held at amortized cost less a valuation allowance.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are generally obtained to support loaned amounts, as the loans are usually collateral dependent.

11

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The collectability and value of a mortgage loan are based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s commercial mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property.

The Company actively monitors the credit quality of its mortgage loans to support the development of the valuation allowance. This monitoring process includes quantitative analyses, which facilitate the identification of deteriorating loans, and qualitative analyses, which consider other factors relevant to the borrowers’ ability to repay. Surveillance procedures identify loans with deteriorating credit fundamentals and these loans are evaluated based on the severity of their deterioration and management’s judgment as to the likelihood of loss.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and either the fair value of the collateral less costs to sell or the present value of expected future cash flows discounted at the loan’s market interest rate. Loan-specific reserve charges are recorded in net realized investment gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net realized investment gains and losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based primarily on loan surveillance categories and property type classes, which reflects management’s best estimate of probable credit losses inherent in the portfolio of loans without specific reserves as of the balance sheet date. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve changes are recorded in net realized investment gains and losses.

Interest income on performing mortgage loans is recognized over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are considered delinquent when contractual payments are 90 days past due.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Short-term investments. Short-term investments consist primarily of highly liquid mutual funds and government agency discount notes with maturities of twelve months or less at acquisition. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company are included in short-term investments on the consolidated balance sheets. The Company carries short-term investments at fair value.

Other investments. Other investments consist primarily of equity method investments in private equity, hedge funds and partnerships, as well as COLI, trading securities, equity securities and capital stock with the FHLB.

Securities lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income on the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total investments of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in either available-for-sale or other investments. A securities lending payable is recorded in other liabilities for the amount of cash collateral received. Net income received from securities lending activities is included in net investment income. As of December 31, 2014 and 2013, the fair value of loaned securities was $254 million and $116 million, respectively.

Variable interest entities. In the normal course of business, the Company has relationships with VIEs. If the Company determines that it has a variable interest and is the primary beneficiary, it consolidates the VIE. The Company is the primary beneficiary if the Company has the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and the obligation to absorb losses or receive benefits from the entity that could be potentially significant to the VIE. This determination is based on a review of the entity’s contract and other deal related information, such as the entity’s equity investment at risk, decision-making abilities, obligations to absorb economic risks and right to receive economic rewards of the entity.

12

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The majority of the VIEs consolidated by the Company are due to guarantees provided to limited partners related to the amount of tax credits that will be generated by Low-Income-Housing Tax Credit Funds (“Tax Credit Funds”). The results of operations and financial position of each VIE for which the Company is the primary beneficiary, as well as the corresponding noncontrolling interests, are recorded in the consolidated financial statements. Ownership interests held by unrelated third parties in the consolidated VIEs are presented as noncontrolling interests in the equity section of the consolidated financial statements. Losses attributable to noncontrolling interests are excluded from the net income attributable to NLIC on the consolidated statements of operations.

The Company invests in fixed maturity securities that could qualify as VIEs, including corporate securities, mortgage-backed securities and asset-backed securities. The Company is not the primary beneficiary of these securities as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s maximum exposure to loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets. Refer to Note 6 for additional disclosures related to these investments.

The Company is not required and does not intend to provide financial or other support outside of contractual requirements to any VIE.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, futures contracts and options. Certain features embedded in the Company’s indexed products and certain variable annuity contracts require derivative accounting. Refer to the prior discussion of Future Policy Benefits and Claims for a description of the valuation applicable to these products. All derivative instruments are held at fair value and are reflected as assets or liabilities in the consolidated balance sheets.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels. In cases where observable inputs are not available, the Company will utilize non-binding broker quotes to determine fair value, and these instruments are classified accordingly in the fair value hierarchy. Price movements of these broker quotes are subject to validation and require approval from the Company’s management. Management uses models to internally value the instruments for comparison to the values received through broker quotes.

For derivatives that are not designated for hedge accounting, the gain or loss on the derivative is primarily recognized in net realized investment gains and losses.

For derivative instruments that are designated and qualify for fair value hedge accounting, the gain or loss on the derivative instrument, as well as the hedged item to the extent of the risk being hedged, are recognized in net realized investment gains and losses.

For derivative instruments that are designated and qualify for cash flow hedge accounting, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into earnings in the same period or periods that the hedged transaction impacts earnings. The ineffective portion of the derivative’s change in value, if any, along with any of the derivative’s change in value that is excluded from the assessment of hedge effectiveness, are recorded in net realized investment gains and losses.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements, which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the form of cash and marketable securities.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market and income approaches.

13

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the consolidated balance sheets as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments, and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the period in which the change occurs.

Fair Value Option

The Company assesses the fair value option election for newly acquired assets or liabilities on a prospective basis. There are no material assets or liabilities for which the Company has elected the fair value option.

Federal Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, net operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce a deferred tax asset to the amount expected to be realized. Interest expense and any associated penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) are recorded as income tax expense.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the consolidated financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as the lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue.

NLIC files a separate consolidated federal income tax return with its subsidiaries and is eligible to join the NMIC consolidated tax return group in 2015.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of less than three months.

14

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Goodwill

In connection with business acquisitions, the Company recognizes goodwill as the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is evaluated for impairment at the reporting unit level annually. Goodwill of a reporting unit is tested for impairment on an interim basis, in addition to the annual evaluation, if an event occurs or circumstances change which would more likely than not reduce the fair value of a reporting unit below its carrying amount. If a reporting unit’s fair value is less than its carrying value, the Company will calculate implied goodwill. An impairment would be recognized on a reporting unit for the amount that the carrying value of its goodwill exceeds the implied value of its goodwill.

The process of evaluating goodwill for impairment requires several judgments and assumptions to be made to determine the fair value of the reporting units, including the method used to determine fair value, discount rates, expected levels of cash flows, revenues and earnings, and the selection of comparable companies used to develop market-based assumptions. The Company performed its 2014 annual impairment test and determined that no impairment was required.

Closed Block

In connection with the sponsored demutualization of Provident Mutual Life Insurance Company (“Provident”) prior to its acquisition by the Company, Provident established a closed block for the benefit of certain classes of individual participating policies that had a dividend scale payable in 2001. Assets were allocated to the closed block in an amount that produces cash flows which, together with anticipated revenues from closed block business, is reasonably expected to be sufficient to provide for (1) payment of policy benefits, specified expenses and taxes, and (2) the continuation of dividends throughout the life of the Provident policies included in the closed block based upon the dividend scales payable for 2001, if the experience underlying such dividend scales continues.

Assets allocated to the closed block benefit only the holders of the policies included in the closed block and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without the approval of the Pennsylvania Insurance Department and Ohio Department of Insurance (“ODI”). The closed block will remain in effect as long as any policy in the closed block is in force.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will increase. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from the Company’s assets outside of the closed block, which are general account assets.

The assets and liabilities allocated to the closed block are recorded in the Company’s consolidated financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date Provident was acquired by the Company represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income, for the benefit of stockholders, over the period the policies in the closed block remain in force.

If actual cumulative earnings exceed expected cumulative earnings, the expected earnings are recognized in income. This is because the excess actual cumulative earnings over expected cumulative earnings, which represents undistributed accumulated earnings attributable to policyholders, is recorded as a policyholder dividend obligation. Therefore, the excess will be paid to closed block policyholders as an additional policyholder dividend expense in the future unless it is otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized gains and losses on investments held outside of the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies. See Note 10 for further disclosure.

Separate Accounts

Separate account assets and liabilities represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. In the separate account, investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. Separate account assets are primarily comprised of public, privately registered and non-registered mutual funds. Separate account assets are recorded at fair value based on the methodology that would be applicable to the underlying assets. The value of separate account liabilities is set to equal the fair value for separate account assets.

15

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 4% of the Company’s life insurance in force in 2014 and 2013 and 5% in 2012 and 37% of the number of life insurance policies in force in 2014 (38% in 2013 and 40% in 2012). The provision for policyholder dividends was based on the respective year’s dividend scales and has been included in future policy benefits and claims in the consolidated balance sheets.

Subsequent Events

The Company evaluated subsequent events through February 25, 2015, the date the consolidated financial statements were issued.

(3)	Recently Issued Accounting Standards

Adopted Accounting Standards

On January 1, 2014, the Company adopted ASU 2013-04, which amends existing guidance in ASC 405, Liabilities. The ASU provides guidance for the recognition, measurement and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2014, the Company adopted ASU 2013-08, which amends existing guidance in ASC 946, Financial Services – Investment Companies. The amended guidance modifies the definition of investment companies and requires new disclosures around the status and operations of investment companies. In addition, the guidance requires an investment company to measure its noncontrolling interests in another investment company at fair value rather than the equity method of accounting. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2014, the Company adopted ASU 2013-11, which amends existing guidance in ASC 740, Income Taxes. The amended guidance provides clarification on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss or a tax credit carryforward exists. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

Pending Accounting Standards

In January 2014, the FASB issued ASU 2014-01, which amends existing guidance in ASC 323, Equity Method and Joint Ventures. The amended guidance permits reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The Company will adopt the ASU for interim and annual reporting periods beginning January 1, 2015. The Company is currently in the process of determining the impact of adoption.

In January 2014, the FASB issued ASU 2014-04, which amends existing guidance in ASC 310, Receivables and ASC 360, Property, Plant and Equipment. The amended guidance provides clarification on the accounting for situations in which a creditor obtains collateral assets in satisfaction of all or part of a receivable. The Company will adopt the ASU for interim and annual periods beginning January 1, 2015. The Company is currently in the process of determining the impact of adoption.

In May 2014, the FASB issued ASU 2014-09, which amends existing guidance in ASC 606, Revenue from Contracts with Customers and ASC 340, Other Assets and Deferred Costs – Contracts with Customers. The amended guidance develops a single standard to recognize revenue when the identified performance obligation is satisfied. The Company will adopt the ASU for interim and annual periods beginning January 1, 2017. The Company is currently in the process of determining the impact of adoption.

In June 2014, the FASB issued ASU 2014-11, which amends existing guidance in ASC 860, Transfers and Servicing. The amended guidance amends certain criteria when evaluating effective control in certain repurchase agreement transactions and eliminates specific guidance on repurchase financing and requires that these transactions be treated in the same manner as repurchase transactions. Additionally, the amended guidance requires additional disclosures for repurchase agreements. The Company will adopt the ASU for interim and annual periods beginning January 1, 2015. The Company is currently in the process of determining the impact of adoption.

In August 2014, the FASB issued ASU 2014-14, which amends ASC 310, Receivables. The amended guidance requires creditors to classify certain foreclosed government guaranteed mortgage loans as a receivable from the guarantor that is measured at the amount expected to be recovered under the guarantee, without treating the guarantee as a separate unit of account. The Company will adopt the ASU for interim and annual periods beginning January 1, 2015. The Company is currently in the process of determining the impact of adoption.

16

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

In November 2014, the FASB issued ASU 2014-17, which amends ASC 805, Business Combinations. The amended guidance gives an acquired entity the option to apply pushdown accounting in its stand-alone financial statements. The Company will adopt the ASU for interim and annual periods beginning January 1, 2015. The Company is currently in the process of determining the impact of adoption.

(4)	Certain Long-Duration Contracts

Variable Annuity Contracts

Contractholder assets are invested in general and separate account investment options as directed by the contractholder. The Company issues variable annuity contracts through its separate accounts. The Company also provides various forms of guarantees to benefit the related contractholders. The Company provides five primary guarantee types: (1) GMDB; (2) GLWB; (3) GMAB; (4) a hybrid guarantee with GMAB and GLWB; and (5) GMIB.

The GMDB, offered on every variable annuity contract, provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it by having the death benefit paid into the contract and having a second death benefit paid upon the survivor’s death.

The GLWB, offered in the Company’s Lifetime Income products, are living benefits that provide for enhanced retirement income security without the liquidity loss associated with annuitization. The withdrawal rates vary based on the age when withdrawals begin and are applied to a benefit base to determine the guaranteed lifetime income amount available to a contractholder. The benefit base is equal to the variable annuity premium at contract issuance and may increase as a result of a feature driven by account performance and policy duration.

The GMAB, which was offered in the Company’s Capital Preservation Plus product, is a living benefit that provides the contractholder with a guaranteed return of deposits, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the issuance of the variable annuity contract. In some cases, the contractholder also has the option, after a specified time period, to drop the guarantee and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy.

The GMIB, which was offered with several variable annuity contracts, is a living benefit that provides the contractholder with a guaranteed annuitization stream of income.

The following table summarizes information regarding variable annuity contracts with guarantees invested in general and separate accounts, as of the dates indicated (a contract may contain multiple guarantees):

	December 31, 2014				December 31, 2013
(in millions)	General account value	Separate account value	Net amount at risk[1]	Average age[2]	General account value	Separate account value	Net amount at risk[1]	Average age[2]
Contracts with GMDB:
Return of net deposits	$872	$23,079	$21	65	$916	$19,927	$13	64
Minimum return or anniversary contract value	1,918	33,662	292	69	2,031	33,520	237	69

Total contracts with GMDB	$2,790	$56,741	$313	68	$2,947	$53,447	$250	67

GLWB Minimum return or anniversary contract value	$135	$31,031	$195	66	$178	$28,071	$74	64
GMAB Return of net deposits[3]	$43	$1,552	$—	67	$92	$2,383	$—	64
GMIB Minimum return or anniversary contract value	$45	$451	$1	66	$49	$510	$—	64

1	Net amount at risk is calculated on a policy-level basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit).
2	Represents the weighted average attained age of contractholders.
3	Contracts with the hybrid accumulation/withdrawal benefits are included with the accumulation benefits contracts.

17

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following table summarizes the reserve balances for guarantees on variable annuity contracts, as of the dates indicated:

	December 31,
(in millions)	2014	2013
GMDB	$76	$55
GLWB[1]	$174	$(1,075)
GMAB[1,2]	$3	$(19)
GMIB	$1	$2

1	The changes in reserve balances for withdrawal benefits and accumulation benefits were primarily driven by declines in key interest rates, partially offset by rising equity markets during 2014. Refer to Note 7 for discussion of the related derivative programs.
2	Contracts with the hybrid accumulation/withdrawal benefits are included with the accumulation benefits contracts.

Paid claims for GMDBs were $11 million and $22 million for the years ended December 31, 2014 and 2013, respectively.

Paid claims for GLWBs, GMABs and GMIBs were immaterial for the years ended December 31, 2014 and 2013.

The following table summarizes the account balances of deferred variable annuity contracts with guarantees invested in separate accounts, as of the dates indicated:

	December 31,
(in millions)	2014	2013
Mutual funds:
Bond	$5,280	$5,685
Domestic equity	47,316	43,505
International equity	2,969	3,179

Total mutual funds	$55,565	$52,369
Money market funds	1,176	1,078

Total[1]	$56,741	$53,447

1	Excludes $31.3 billion and $30.6 billion as of December 31, 2014 and 2013, respectively, of separate account assets not related to deferred variable annuity contracts with guarantees, primarily attributable to retirement plan, variable universal life and COLI products.

The Company did not transfer any assets from the general account to the separate account to cover guarantees for any of its variable annuity contracts during the years ended December 31, 2014 and 2013.

Universal and Variable Universal Life Insurance Contracts

The Company offers certain universal life and variable universal life insurance products with no-lapse guarantees. These no-lapse guarantees provide that a policy will not lapse so long as the policyholder makes minimum premium payments. The reserve balances on these guarantees were $401 million and $325 million as of December 31, 2014 and 2013, respectively. Paid claims on contracts maintained in force by these guarantees were immaterial for the years ended December 31, 2014 and 2013.

The following table summarizes information regarding universal and variable universal life insurance contracts with no-lapse guarantees invested in general and separate accounts, as of the dates indicated:

(in millions)	General account value	Separate account value	Adjusted insurance in force[1]	Average age[2]
December 31, 2014	$1,954	$2,191	$41,484	51
December 31, 2013[3]	$1,522	$2,235	$36,956	51

1	The adjusted insurance in force is calculated on a policy-level basis and equals the respective guaranteed death benefit less the account value.
2	Represents the weighted average attained age of contractholders.
3	Amounts above are based on all policies with no-lapse guarantees. Previously, only those policies with a no-lapse guarantee carrying a reserve were included in the disclosure.

18

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(5)	Deferred Policy Acquisition Costs

The following table summarizes changes in the DAC balance, as of the dates indicated:

	December 31,
(in millions)	2014	2013	2012
Balance at beginning of year	$3,778	$3,249	$3,487
Capitalization of DAC	685	604	470
Amortization of DAC, excluding unlocks	(397)	(373)	(525)
Amortization of DAC related to unlocks	190	(1)	(50)
Adjustments to DAC related to unrealized gains and losses on available- for-sale securities	(193)	299	(133)

Balance at end of year	$4,063	$3,778	$3,249

During 2014, the Company recognized a decrease in DAC amortization of $190 million as a result of the annual comprehensive review of model assumptions and enhancements. The updated assumptions were primarily related to the actual performance of the block of business since the prior year review and the expectations for lapses, partially offset by an update to the Company’s long-term assumptions for separate account investment performance.

During 2013, the net change in DAC amortization as a result of the annual comprehensive review of model assumptions was immaterial.

During 2012, the Company incurred additional DAC amortization of $50 million as a result of the annual comprehensive review of model assumptions, as well as a deviation from equity market performance as compared to assumed net separate account returns. The updated assumptions were primarily related to actual gross profits and the in force block of business deviating from expectations, renewal premiums, general account margins and lapses.

19

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(6)	Investments

Available-for-Sale Securities

The following table summarizes the amortized cost, unrealized gains and losses and fair value of available-for-sale securities, as of the dates indicated:

(in millions)	Amortized cost	Unrealized gains	Unrealized losses	Fair value
December 31, 2014
Fixed maturity securities:
U.S. government and agencies	$448	$79	$—	$527
Obligations of states, political subdivisions and foreign governments	1,966	320	1	2,285
Corporate public securities	19,851	1,519	120	21,250
Corporate private securities	4,398	286	34	4,650
Residential mortgage-backed securities	3,694	190	45	3,839
Commercial mortgage-backed securities	1,431	74	3	1,502
Other asset-backed securities	1,410	27	72	1,365

Total fixed maturity securities	$33,198	$2,495	$275	$35,418
Equity securities	6	15	—	21

Total available-for-sale securities	$33,204	$2,510	$275	$35,439

December 31, 2013
Fixed maturity securities:
U.S. government and agencies	$484	$79	$2	$561
Obligations of states, political subdivisions and foreign governments	1,892	111	40	1,963
Corporate public securities	18,004	1,076	295	18,785
Corporate private securities	4,374	258	38	4,594
Residential mortgage-backed securities	3,919	163	79	4,003
Commercial mortgage-backed securities	1,439	86	21	1,504
Other asset-backed securities	890	26	77	839

Total fixed maturity securities	$31,002	$1,799	$552	$32,249
Equity securities	6	18	—	24

Total available-for-sale securities	$31,008	$1,817	$552	$32,273

The fair value of the Company’s investments may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. The Company has the ability and intent to hold equity securities until recovery. The Company does not have the intent to sell, nor is it more likely than not it will be required to sell, debt securities in an unrealized loss position.

20

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following table summarizes the amortized cost and fair value of fixed maturity securities, by contractual maturity, as of December 31, 2014. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in millions)	Amortized cost	Fair value
Fixed maturity securities:
Due in one year or less	$1,018	$1,037
Due after one year through five years	9,196	9,898
Due after five years through ten years	8,267	8,617
Due after ten years	8,182	9,160

Subtotal	$26,663	$28,712
Residential mortgage-backed securities	3,694	3,839
Commercial mortgage-backed securities	1,431	1,502
Other asset-backed securities	1,410	1,365

Total fixed maturity securities	$33,198	$35,418

The following table summarizes components of net unrealized gains and losses, as of the dates indicated:

	December 31,
(in millions)	2014	2013
Net unrealized gains on available-for-sale securities, before adjustments, taxes and fair value hedging	$2,235	$1,265

Net unrealized gains on available-for-sale securities, before adjustments and taxes[1]	$2,235	$1,265
Adjustment to DAC and other expense	(372)	(176)
Adjustment to future policy benefits and claims	(159)	(89)
Adjustment to policyholder dividend obligation	(120)	(85)
Deferred federal income tax expense	(548)	(314)

Net unrealized gains on available-for-sale securities	$1,036	$601

1	Includes net unrealized losses of $9 million and $40 million as of December 31, 2014 and 2013, respectively, related to the non-credit portion of other-than-temporarily impaired securities.

The following table summarizes the change in net unrealized gains and losses reported in accumulated other comprehensive income, for the years ended:

	December 31,
(in millions)	2014	2013
Balance at beginning of year	$601	$1,264
Unrealized gains and losses arising during the year:
Net unrealized gains (losses) on available-for-sale securities before adjustments	939	(1,657)
Non-credit impairments and subsequent changes in fair value of impaired debt securities	31	8
Net adjustment to DAC and other expense	(196)	306
Net adjustment to future policy benefits and claims	(70)	206
Net adjustment to policyholder dividend obligations	(35)	92
Related federal income tax (expense) benefit	(234)	366

Unrealized gains (losses) on available-for-sale securities	$435	$(679)
Reclassification adjustment for net losses realized on available-for-sale securities, net of tax benefit ($0 and $8 as of December 31, 2014 and 2013, respectively)	—	(16)

Net unrealized gains (losses) on available-for-sale securities	$435	$(663)

Balance at end of year	$1,036	$601

21

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following table summarizes, by asset class, available-for-sale securities, in an unrealized loss position based on the amount of time each type of security has been in an unrealized loss position, as well as the related fair value, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Unrealized losses[1]
December 31, 2014
Fixed maturity securities:
Corporate public securities	$1,642	$63	$1,578	$57	$120
Residential mortgage-backed securities	268	2	487	43	45
Other asset-backed securities	662	5	493	67	72
Other	589	27	457	11	38

Total[2]	$3,161	$97	$3,015	$178	$275

December 31, 2013
Fixed maturity securities:
Corporate public securities	$4,889	$256	$442	$39	$295
Residential mortgage-backed securities	725	16	604	63	79
Other asset-backed securities	507	6	144	71	77
Other	1,838	85	222	16	101

Total[2]	$7,959	$363	$1,412	$189	$552

1	As of December 31, 2014 and 2013, there were $66 million and $82 million, respectively, of unrealized losses related to available-for-sale securities with a fair value to amortized cost ratio of less than 80%.
2	Represents 541 and 816 available-for-sale securities in an unrealized loss position as of December 31, 2014 and 2013, respectively.

Residential mortgage-backed securities are assessed for impairment using default estimates based on loan level data, where available. Where loan level data is not available, a proxy based on collateral characteristics is used. The impairment assessment considers loss severity as a function of multiple factors, including unpaid balance, interest rate, mortgage insurance ratios, assessed property value at origination, change in property value, loan-to-value (“LTV”) ratio at origination and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration for the instrument’s position in the overall structure, to determine cash flows associated with the security.

Certain other asset-backed securities are assessed for impairment using expected cash flows based on various inputs, including default estimates based on the underlying corporate securities, historical and forecasted loss severities or other market inputs when recovery estimates are not feasible. When the collateral is regional bank and insurance company trust preferred securities, default estimates used to estimate cash flows are based on U.S. Bank Rating service data and broker research.

The Company believes the unrealized losses on these available-for-sale securities represent temporary fluctuations in economic factors that are not indicative of other-than-temporary impairment.

22

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans by method of evaluation for credit loss, and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2014	2013
Amortized cost:
Loans with non-specific reserves	$7,279	$6,350
Loans with specific reserves	17	26

Total amortized cost	$7,296	$6,376
Valuation allowance:
Non-specific reserves	$21	$29
Specific reserves	5	6

Total valuation allowance	$26	$35

Mortgage loans, net of allowance	$7,270	$6,341

The following table summarizes activity in the valuation allowance for mortgage loans, for the years ended:

	December 31,
(in millions)	2014	2013	2012
Balance at beginning of year	$35	$44	$60
Current period provision[1]	(8)	(4)	2
Recoveries[2]	(1)	(5)	(15)
Charge offs and other	—	—	(3)

Balance at end of year	$26	$35	$44

1	Includes specific reserve provisions and all changes in non-specific reserves.
2	Includes recoveries on sales and increases in the valuation of loans with specific reserves.

As of December 31, 2014 and 2013, the carrying values of commercial mortgage loans specifically reserved were $12 million and $20 million, respectively, which is net of $5 million and $6 million, respectively, in specific reserves.

Interest income recognized on impaired commercial mortgage loans was $1 million and $3 million for the years ended December 31, 2014 and 2013, respectively. The average recorded investment was $16 million and $30 million for the years ended December 31, 2014 and 2013, respectively.

As of December 31, 2014 and 2013, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio. The Company had no mortgage loans 90 days or more past due and still accruing interest.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, LTV and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. This process identifies mortgage loans representing the lowest risk profile and lowest potential for loss and those representing the highest risk profile and highest potential for loss. These factors are updated and evaluated at least annually.

23

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following table summarizes the LTV ratio and DSC ratios of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio				DSC ratio
(in millions)	Less than 80%	80% - less than 90%	90% or greater	Total	Greater than 1.10	1.00- 1.10	Less than 1.00	Total
December 31, 2014
Apartment	$2,156	$111	$17	$2,284	$2,252	$26	$6	$2,284
Industrial	1,131	34	35	1,200	1,048	89	63	1,200
Office	1,004	16	20	1,040	990	4	46	1,040
Retail	2,506	64	11	2,581	2,421	128	32	2,581
Other	191	—	—	191	191	—	—	191

Total[1]	$6,988	$225	$83	$7,296	$6,902	$247	$147	$7,296

December 31, 2013
Apartment	$1,788	$52	$30	$1,870	$1,857	$6	$7	$1,870
Industrial	951	52	86	1,089	893	122	74	1,089
Office	837	30	38	905	800	43	62	905
Retail	2,236	41	21	2,298	2,214	61	23	2,298
Other	213	—	1	214	214	—	—	214

Total[2]	$6,025	$175	$176	$6,376	$5,978	$232	$166	$6,376

1	As of December 31, 2014, the weighted average DSC ratios for the respective LTV ratio ranges above were 1.97, 1.27 and 0.90, with a total weighted average DSC ratio of 1.93. As of December 31, 2014, the weighted average LTV ratios for the respective DSC ratio ranges above were 60%, 59% and 90%, with a total weighted average LTV ratio of 60%.
2	As of December 31, 2013, the weighted average DSC ratios for the respective LTV ratio ranges above were 1.77, 1.22 and 1.00, with a total weighted average DSC ratio of 1.74. As of December 31, 2013, the weighted average LTV ratios for the respective DSC ratio ranges above were 60%, 61% and 91%, with a total weighted average LTV ratio of 61%.

While these loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio for the dates indicated, based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible.

Available-For-Sale Securities on Deposit, Held in Trust and Pledged as Collateral

Available-for-sale securities with a carrying value of $8 million were on deposit with various regulatory agencies as required by law as of December 31, 2014 and 2013. Additionally, available-for-sale securities with a carrying value of $683 million and $849 million were pledged as collateral to secure recoveries under reinsurance contracts and other funding agreements as of December 31, 2014 and 2013, respectively. These securities are primarily included in fixed maturity securities in the consolidated balance sheets.

Tax Credit Funds

The Company has sold $1.3 billion and $1.2 billion in Tax Credit Funds to unrelated third parties as of December 31, 2014 and 2013, respectively. The Company has guaranteed after-tax benefits to the third party investors through periods ending in 2029. The Company held immaterial reserves on these transactions as of December 31, 2014 and 2013. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $744 million, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments and (3) the Company oversees the asset management of the deals.

24

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Consolidated VIEs

The Company has relationships with VIEs where the Company is the primary beneficiary. These consolidated VIEs are primarily made up of Tax Credit Funds with guarantees to limited partners. Net assets (controlling and noncontrolling interests) of all consolidated VIEs totaled $640 million and $680 million as of December 31, 2014 and 2013, respectively, and are included within the balance sheet primarily as other investments of $580 million, other assets of $109 million and other liabilities of $75 million as of December 31, 2014, other investments of $554 million, other assets of $182 million and other liabilities of $82 million as of December 31, 2013. The Company’s general credit is not exposed to the creditors or beneficial interest holders of these consolidated VIEs.

Unconsolidated VIEs

In addition to the consolidated VIEs, the Company holds investments in VIEs where the Company is not the primary beneficiary, which are primarily investments in Tax Credit Funds without guarantees to limited partners. The carrying value of these investments was $113 million and $104 million as of December 31, 2014 and 2013, respectively. In addition, the Company has made commitments for further investments in these VIEs of $17 million and $29 million as of December 31, 2014 and 2013, respectively.

Net Investment Income

The following table summarizes net investment income, by investment type, for the years ended:

	December 31,
(in millions)	2014	2013	2012
Fixed maturity securities, available-for-sale	$1,575	$1,565	$1,506
Mortgage loans	362	348	366
Policy loans	51	52	53
Other	(29)	(57)	(45)

Gross investment income	$1,959	$1,908	$1,880
Investment expenses	59	59	55

Net investment income	$1,900	$1,849	$1,825

Net Realized Investment Gains and Losses, Including Other-Than-Temporary Impairments

The following table summarizes net realized investment gains and losses, including other-than-temporary impairments, by source, for the years ended:

	December 31,
(in millions)	2014	2013	2012
Net realized derivative (losses) gains	$(1,087)	$705	$314
Realized gains on sales	31	32	48
Realized losses on sales	(19)	(54)	(23)
Other	2	—	12

Net realized investment (losses) gains before other-than-temporary impairments on fixed maturity securities	$(1,073)	$683	$351
Other-than-temporary impairments on fixed maturity securities[1]	(5)	(5)	(32)

Net realized investment (losses) gains, including other-than-temporary impairments	$(1,078)	$678	$319

1	Other-than-temporary impairments on fixed maturity securities are net $1 million, $6 million and $36 million of non-credit losses included in other comprehensive income for the years ended December 31, 2014, 2013 and 2012, respectively.

Proceeds from the sale of available-for-sale securities were $0.6 billion, $1.1 billion and $0.8 billion during the years ended December 31, 2014, 2013 and 2012, respectively. Gross gains of $17 million, $31 million and $47 million and gross losses of $10 million, $50 million and $20 million were realized on sales of available-for-sale securities during the years ended December 31, 2014, 2013 and 2012, respectively.

25

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following table summarizes the cumulative credit losses, for the years ended:

(in millions)	December 31,
	2014	2013	2012
Cumulative credit losses at beginning of year[1]	$(272)	$(289)	$(328)
New credit losses	(2)	(3)	(18)
Incremental credit losses	(4)	(3)	(10)
Losses related to securities included in the beginning balance sold or paid down during the period	24	23	67

Cumulative credit losses at end of year[1]	$(254)	$(272)	$(289)

1	Cumulative credit losses are defined as amounts related to the Company’s credit portion of the other-than-temporary impairment losses on debt securities that the Company does not intend to sell and that it is not more likely than not the Company will be required to sell prior to recovery of the amortized cost basis.

(7)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. The Company uses interest rate contracts, primarily interest rate swaps, to reduce or alter interest rate exposure arising from mismatches between assets and liabilities. In the case of interest rate swaps, the Company enters into a contractual agreement with a counterparty to exchange, at specified intervals, the difference between fixed and variable rates of interest, calculated on a reference notional amount.

Interest rate swaps are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate swaps are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa. The Company also enters into interest rate swap transactions, which are structured to provide an offset against the negative impact of higher interest rates on the Company’s capital position.

Equity market and interest rate risk management. The Company has a variety of variable annuity products with guaranteed benefit features. These products and related obligations expose the Company to various market risks, primarily equity and interest rate risks. Adverse changes in the equity markets or interest rate movements expose the Company to significant volatility. To mitigate these risks and hedge the guaranteed benefit obligations, the Company enters into a variety of derivatives including interest rate swaps, equity index futures, options and total return swaps.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument generally offsets the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps and futures, which are primarily included in other derivative contracts in the following tables.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. In addition, the impact the Company’s exposure to credit risk could have on the effectiveness of the Company’s hedging relationships is considered. As of December 31, 2014 and 2013, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

26

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following table summarizes the fair value and related notional amounts of derivative instruments, as of the dates indicated:

	Derivative assets		Derivative liabilities
(in millions)	Fair value	Notional	Fair value	Notional
December 31, 2014
Derivatives designated and qualifying as hedging instruments	$29	$381	$9	$176
Derivatives not designated as hedging instruments:
Interest rate contracts	$2,602	$32,829	$2,611	$32,756
Equity contracts	411	5,990	—	—
Total return swaps	—	—	41	2,808
Other derivative contracts	—	—	3	2

Total derivative instruments[1]	$3,042	$39,200	$2,664	$35,742
Accrued interest on derivative assets and liabilities	243		244

Total derivative positions	$3,285		$2,908

December 31, 2013
Derivatives designated and qualifying as hedging instruments	$1	$6	$26	$345
Derivatives not designated as hedging instruments:
Interest rate contracts	$1,787	$26,156	$2,100	$29,715
Equity contracts	343	6,556	—	—
Total return swaps	6	1,101	52	1,183
Other derivative contracts	—	—	5	2

Total derivative instruments[1]	$2,137	$33,819	$2,183	$31,245
Accrued interest on derivative assets and liabilities	196		227

Total derivative positions	$2,333		$2,410

1	Derivative assets and liabilities are included in other assets and other liabilities, respectively, in the consolidated balance sheets.

Of the $3.3 billion and $2.3 billion of fair value of total derivative assets at December 31, 2014 and 2013, $2.6 billion and $1.7 billion, respectively, are subject to master netting agreements. The Company received $535 million and $382 million of cash collateral and held $64 million and $29 million, respectively, of securities as off-balance sheet collateral, resulting in an immaterial uncollateralized position as of December 31, 2014 and 2013. Of the $2.9 billion and $2.4 billion of fair value of total derivative liabilities at December 31, 2014 and 2013, $2.6 billion and $1.7 billion, respectively, are subject to master netting agreements. The Company posted $330 million and $435 million of cash collateral and pledged securities with a fair value of $174 million and $173 million, respectively, resulting in an immaterial uncollateralized position as of December 31, 2014 and 2013.

27

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following table summarizes gains and losses for derivative instruments recognized in net realized investment gains and losses in the consolidated statements of operations, for the years ended:

	December 31,
(in millions)	2014	2013	2012
Derivatives designated and qualifying as hedging instruments	$—	$(1)	$(1)
Derivatives not designated as hedging instruments:
Interest rate contracts	$142	$(209)	$(125)
Equity contracts	(79)	(776)	(665)
Total return swaps	(195)	(321)	(343)
Other derivative contracts	4	(9)	(1)
Net interest settlements	20	14	53

Total derivative losses[1]	$(108)	$(1,302)	$(1,082)

Change in embedded derivatives on guaranteed benefit annuity programs[2]	(1,271)	1,751	1,185
Other revenue on guaranteed benefit annuity programs	292	256	211

Change in embedded derivative liabilities and related fees	$(979)	$2,007	$1,396

Net realized derivative (losses) gains	$(1,087)	$705	$314

1	Included in total derivative losses are economic hedging gains (losses) of $941 million, $(1.8) billion and $(827) million related to the guaranteed benefit annuity programs for the years ended December 31, 2014, 2013 and 2012, respectively. Also included are economic hedging (losses) gains of $(1.0) billion, $645 million and $(129) million, respectively, related to the program that protects against the negative impact of higher interest rates on the Company’s statutory surplus position.
2	For the individual variable annuity business, the annual comprehensive review of model assumptions included a favorable impact for the years ended December 31, 2014 and 2013, primarily due to model enhancements and updated assumptions for discounting and benefit utilization, partially offset by mortality and lapse rates.

28

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(8)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2014:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. government and agencies	$523	$1	$3	$527
Obligations of states, political subdivisions and foreign governments	66	2,219	—	2,285
Corporate public securities	—	21,158	92	21,250
Corporate private securities	—	3,659	991	4,650
Residential mortgage-backed securities	1,034	2,796	9	3,839
Commercial mortgage-backed securities	—	1,499	3	1,502
Other asset-backed securities	—	1,196	169	1,365

Total fixed maturity securities, available-for-sale, at fair value	$1,623	$32,528	$1,267	$35,418
Other investments at fair value[1]	42	899	36	977

Investments at fair value	$1,665	$33,427	$1,303	$36,395

Derivative instruments - assets	—	2,631	411	3,042
Separate account assets	84,583	1,387	2,106	88,076

Assets at fair value	$86,248	$37,445	$3,820	$127,513

Liabilities
Future policy benefits and claims:
Embedded derivatives on living benefits	$—	$—	$(177)	$(177)
Embedded derivatives on indexed products	—	—	(84)	(84)

Total future policy benefits and claims	$—	$—	$(261)	$(261)
Derivative instruments - liabilities	—	(2,661)	(3)	(2,664)

Liabilities at fair value	$—	$(2,661)	$(264)	$(2,925)

1	Other investments at fair value includes $21 million of trading securities as of December 31, 2014.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2014:

(in millions)	Fixed maturity securities[2]	Other investments	Derivative assets[3]	Separate account assets	Total assets at fair value	Liabilities at fair value[3]
Balance as of December 31, 2013	$1,088	$45	$343	$2,083	$3,559	$1,005
Net gains (losses)
In operations[1]	(5)	6	40	23	64	(1,269)
In other comprehensive income	21	1	—	—	22	—
Purchases	121	—	46	—	167	—
Sales	(241)	(16)	(18)	—	(275)	—
Transfers into Level 3	400	—	—	—	400	—
Transfers out of Level 3	(117)	—	—	—	(117)	—

Balance as of December 31, 2014	$1,267	$36	$411	$2,106	$3,820	$(264)

1	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The net unrealized gains on separate account assets are attributable to contractholders and therefore are not included in the Company’s earnings. The change in unrealized (losses) gains included in operations on assets and liabilities still held at the end of the year was $(1.3) billion for future policy benefits and claims, $154 million for derivative assets, and $6 million for other investments at fair value.
2	Non-binding broker quotes were utilized to determine a fair value of $1.1 billion of total fixed maturity securities as of December 31, 2014.
3	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets and liabilities.

29

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Transfers into and out of Level 3 during the year ended December 31, 2014 are primarily due to certain corporate private securities, which changed pricing sources between broker quotes and independent pricing services. There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

As discussed in Note 2, the valuation of embedded derivatives in living benefit guarantees and equity indexed products incorporates many inputs. Significant unobservable inputs for living benefit guarantees include discounting, index volatility, mortality, lapse rates, wait period and benefit utilization, while significant unobservable inputs for equity indexed products include mortality, lapse rates and index volatility. For both products, the Company derives these inputs, which vary widely by product, attained age, policy duration, benefits in the money (living benefit guarantees only) and the existence of surrender charges, from current experience and industry data. The fair value for these benefits is calculated using the mean of discounted cash flows across numerous random scenarios, an approach that is commonly used by the insurance industry for this type of valuation. This process considers a broader range of assumptions than what would be found in a deterministic approach.

Living Benefit Guarantees

The following table summarizes significant unobservable inputs used for fair value measurements for living benefits liabilities classified as Level 3 as of December 31, 2014:

Unobservable Inputs	Range
Mortality	0.1% - 8%²
Lapse	0% - 35%
Wait period	0 yrs - 30 yrs³
Efficiency of benefit utilization[1]	65% -100%
Discount rate	See footnote 4
Index volatility	15% - 25%

1	The unobservable input is not applicable to GMABs.
2	Represents the mortality for the majority of business with living benefits, with policyholders ranging from 45 to 85.
3	A portion of the contractholders could never use the benefit, which would extend the range to an indeterminate period.
4	Incorporates the liquidity and non-performance risk adjustment. The liquidity spread takes into consideration market observables for spreads in illiquid assets. The non-performance risk adjustment reflects an additional spread over LIBOR determined by market observables for similarly rated public bonds.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the living benefits liability:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, benefit in-the-moneyness, tax status (i.e. qualified or non-qualified), interest rate levels and applicable surrender charges. All else being equal, policies that are in-the-money will have lower lapse rates than policies that are out-of-the-money, and policies that have a surrender charge present will have lower lapse rates than policies without a surrender charge.

The assumed wait period and the efficiency of utilization determine the timing and amount of living benefits withdrawals. These assumptions vary by the product type, age of the policyholder and policy duration. Many products have a bonus feature which enhances the guarantee on every policy anniversary for the first ten years so long as withdrawals have not commenced. All else being equal, policies commencing withdrawals at a time around the year ten bonus will have higher liability values than policies commencing withdrawals 20 years after issue or policies commencing withdrawals only one year after issue. In addition, policies that are assumed to withdraw the maximum permitted amount will have a higher liability value than a policy that is assumed to withdraw less than the maximum allowed amount.

A higher discount rate tends to decrease the value of the liability and a lower discount rate tends to increase the value of the liability.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

30

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Equity Indexed Products

The following table summarizes significant unobservable inputs used for fair value measurements for indexed universal life equity indexed products classified as Level 3 as of December 31, 2014:

Unobservable Inputs	Range
Mortality	0% - 4%¹
Lapse	0% - 10%
Index volatility	15% - 25%

1	Represents the mortality for the majority of business, with policyholders ranging from 0 to 75.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the equity indexed products:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, and applicable surrender charges. All else being equal, policies with a surrender charge present will have lower lapse rates than policies without a surrender charge.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

Separate Accounts

The Company’s separate account assets include an investment in a mutual fund with a non-readily determinable fair value. Net asset value has been used to estimate the fair value of this investment as a practical expedient. The investments are included in Level 3 as they may not be redeemed until the guarantee period expires in 2016. The investment strategy of this fund is to build a portfolio where the assets shall be sufficient to achieve a target portfolio value by the end of the guarantee period. The net asset value of this fund reported in separate account assets was $1.7 billion as of December 31, 2014 and 2013.

31

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2013:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. government and agencies	$557	$1	$3	$561
Obligations of states, political subdivisions and foreign governments	63	1,900	—	1,963
Corporate public securities	1	18,705	79	18,785
Corporate private securities	—	3,791	803	4,594
Residential mortgage-backed securities	791	3,203	9	4,003
Commercial mortgage-backed securities	—	1,504	—	1,504
Other asset-backed securities	—	645	194	839

Total fixed maturity securities, available-for-sale, at fair value	$1,412	$29,749	$1,088	$32,249
Other investments at fair value[1]	64	357	45	466

Investments at fair value	$1,476	$30,106	$1,133	$32,715

Derivative instruments - assets	—	1,794	343	2,137
Separate account assets	80,647	1,339	2,083	84,069

Assets at fair value	$82,123	$33,239	$3,559	$118,921

Liabilities
Future policy benefits and claims:
Embedded derivatives on living benefits	$—	$—	$1,094	$1,094
Embedded derivatives on indexed products	—	—	(84)	(84)

Total future policy benefits and claims	$—	$—	$1,010	$1,010
Derivative instruments - liabilities	—	(2,178)	(5)	(2,183)

Liabilities at fair value	$—	$(2,178)	$1,005	$(1,173)

1	Other investments at fair value includes $31 million of trading securities as of December 31, 2013.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2013:

(in millions)	Fixed maturity securities[2]	Other investments	Derivative assets[3]	Separate account assets	Total assets at fair value	Liabilities at fair value[3]
Balance as of December 31, 2012	$1,197	$62	$822	$2,025	$4,106	$(753)
Net gains (losses)
In operations[1]	(1)	(6)	(447)	58	(396)	1,758
In other comprehensive income	1	6	—	—	7	—
Purchases	115	5	129	—	249	—
Sales	(232)	(22)	(161)	—	(415)	—
Transfers into Level 3	142	—	—	—	142	—
Transfers out of Level 3	(134)	—	—	—	(134)	—

Balance as of December 31, 2013	$1,088	$45	$343	$2,083	$3,559	$1,005

1	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The net unrealized gains on separate account assets are attributable to contractholders and therefore are not included in the Company’s earnings. The change in unrealized gains (losses) included in operations on assets and liabilities still held as of the end of the year was $1.8 billion for future policy benefits and claims, $(297) million for derivative assets and $(6) million for other investments at fair value.
2	Non-binding broker quotes were utilized to determine a fair value of $924 million of total fixed maturity securities as of December 31, 2013.
3	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets and liabilities.

Transfers into and out of Level 3 during the year ended December 31, 2013 are primarily due to certain corporate private securities and other asset-backed securities, which changed pricing sources between broker quotes and independent pricing services. There were no transfers between Levels 1 and 2 during the year ended December 31, 2013.

32

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Financial Instruments Not Carried at Fair Value

The following table summarizes the carrying value and fair value of the Company’s financial instruments not carried at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below.

	December 31, 2014				December 31, 2013
(in millions)	Carrying value	Fair value	Level 2	Level 3	Carrying value	Fair value	Level 2	Level 3
Assets
Investments:
Mortgage loans, net of allowance	$7,270	$7,616	$—	$7,616	$6,341	$6,481	$—	$6,481
Policy loans	$992	$992	$—	$992	$987	$987	$—	$987
Other investments	$60	$60	$—	$60	$43	$43	$—	$43

Liabilities
Investment contracts	$23,470	$21,742	$—	$21,742	$21,874	$20,436	$—	$20,436
Short-term debt	$660	$660	$—	$660	$278	$278	$—	$278
Long-term debt	$709	$1,069	$1,060	$9	$707	$1,004	$997	$7

Mortgage loans, net of allowance. The fair values of mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the consolidated balance sheets approximates fair value.

Other investments. Other investments not held at fair value consist of FHLB stock. The carrying amount reported in the consolidated balance sheets approximates fair value.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable rate contracts approximates their carrying value.

Short-term debt. The carrying amount reported in the consolidated balance sheets approximates fair value.

Long-term debt. The fair values for long-term debt are based on estimated market prices using observable inputs from similar debt instruments.

(9)	Goodwill

The following table summarizes changes in the carrying value of goodwill by segment for the years indicated:

(in millions)	Retirement Plans	Individual Products & Solutions - Life and NBSG	Total
Balance as of December 31, 2012[1]	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2013[1]	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2014[1]	$25	$175	$200

1	The goodwill balances have not been previously impaired.

33

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(10)	Closed Block

The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following table summarizes financial information for the closed block, as of the dates indicated:

	December 31,
(in millions)	2014	2013
Liabilities:
Future policyholder benefits	$1,669	$1,703
Policyholder funds and accumulated dividends	139	141
Policyholder dividends payable	22	23
Policyholder dividend obligation	152	113
Other policy obligations and liabilities	33	29

Total liabilities	$2,015	$2,009

Assets:
Fixed maturity securities, available-for-sale	$1,336	$1,320
Mortgage loans, net of allowance	272	257
Policy loans	149	157
Other assets	86	93

Total assets	$1,843	$1,827

Excess of reported liabilities over assets	172	182

Portion of above representing other comprehensive income:
Increase (decrease) in unrealized gain on fixed maturity securities, available-for-sale	$35	$(92)
Adjustment to policyholder dividend obligation	(35)	92

Total	$—	$—

Maximum future earnings to be recognized from assets and liabilities	$172	$182

Other comprehensive income:
Fixed maturity securities, available-for-sale:
Fair value	$1,336	$1,320
Amortized cost	1,216	1,235
Shadow policyholder dividend obligation	(120)	(85)

Net unrealized appreciation	$—	$—

34

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following table summarizes closed block operations for the years ended:

	December 31,
(in millions)	2014	2013	2012
Revenues:
Premiums	$61	$66	$73
Net investment income	93	94	98
Realized investment gains	1	—	1
Realized losses credited to policyholder benefit obligation	(5)	(4)	(5)

Total revenues	$150	$156	$167

Benefits and expenses:
Policy and contract benefits	$124	$123	$134
Change in future policyholder benefits and interest credited to policyholder accounts	(34)	(29)	(27)
Policyholder dividends	43	44	50
Change in policyholder dividend obligation	(1)	3	(8)
Other expenses	2	(2)	1

Total benefits and expenses	$134	$139	$150

Total revenues, net of benefits and expenses, before federal income tax expense	$16	$17	$17
Federal income tax expense	6	6	6

Revenues, net of benefits and expenses and federal income tax expense	$10	$11	$11

Maximum future earnings from assets and liabilities:
Beginning of period	$182	$193	$204
Change during period	(10)	(11)	(11)

End of period	$172	$182	$193

Cumulative closed block earnings from inception through December 31, 2014, 2013 and 2012 were higher than expected as determined in the actuarial calculation. Therefore, policyholder dividend obligations (excluding the adjustment for unrealized gains on available-for-sale securities) were $32 million, $28 million and $21 million as of December 31, 2014, 2013 and 2012, respectively.

35

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(11)	Short-Term Debt

The Company classifies debt as short-term if the maturity date at inception is less than one year.

The following table summarizes the carrying value of short-term debt and weighted average annual interest rates, as of the dates indicated:

	December 31,
(in millions)	2014	2013
$600 million commercial paper program (0.20% and 0.24%, respectively)	$264	$278
$400 million revolving variable rate line of credit (1.57% and 0.00%, respectively)	396	—

Total short-term debt	$660	$278

In November 2014, the Company entered into a $400 million unsecured revolving promissory note and line of credit agreement with its parent company, NFS. Outstanding principal balances of the line of credit bear interest at the rate of six-month London Interbank Offered Rate (“LIBOR”) plus 1.25%. Interest is due and payable as of the last day of each interest period, as defined in the agreement, while there are outstanding principal balances. Under the terms of the agreement, the Company may borrow, repay and re-borrow advances under the line of credit at any time prior to the termination of the note, which, among other conditions, is November 2015, subject to automatic renewal for additional one year periods unless either party terminates the agreement. In February 2015, the Company repaid $200 million of the outstanding balance.

In March 2014, the Company renewed an agreement to extend its ability to borrow with the FHLB. This extension, which expires on March 27, 2015, allows the Company access to borrow up to $250 million, which would be collateralized by pledged securities. The Company had $8.5 billion and $4.3 billion in eligible collateral and no amounts outstanding under the agreement as of December 31, 2014 and 2013, respectively. Additionally, as part of the agreement, NLIC purchased $25 million in capital stock with the FHLB.

NMIC, NFS, and NLIC have a $600 million revolving variable rate credit facility that matures on May 6, 2015. NLIC had no amounts outstanding under the facility as of December 31, 2014 and 2013.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. The Company had no amounts outstanding under this agreement as of December 31, 2014 and 2013.

The terms of each debt instrument contain various restrictive covenants, including, but not limited to, minimum statutory surplus and minimum net worth requirements, and maximum debt to statutory surplus leverage ratio requirements, as defined in the agreements. The Company was in compliance with all covenants as of December 31, 2014 and 2013.

The amount of interest paid on short-term debt was immaterial in 2014, 2013 and 2012.

(12)	Long-Term Debt

The following table summarizes the carrying value of long-term debt, as of the dates indicated:

	December 31,
(in millions)	2014	2013
8.15% surplus note, due June 26, 2032, payable to NFS	$300	$300
7.50% surplus note, due December 17, 2031, payable to NFS	300	300
6.75% surplus note, due December 23, 2033, payable to NFS	100	100
Other	9	7

Total long-term debt	$709	$707

On December 31, 2010, Olentangy Reinsurance, LLC (“Olentangy”), a special purpose financial captive insurance company subsidiary of NLAIC domiciled in the State of Vermont, issued a variable funding surplus note due on December 31, 2040 to Nationwide Corporation, a majority-owned subsidiary of NMIC. In June 2013, the Company paid the outstanding balance of the surplus note. The Company made interest payments on the surplus note totaling $5 million during 2013 prior to the repayment of the outstanding balance. Payments of interest and principal under the notes require the prior approval of the State of Vermont.

The Company made interest payments to NFS on surplus notes totaling $54 million for the years ended December 31, 2014, 2013 and 2012. Payments of interest and principal under the notes require the prior approval of the ODI.

36

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(13)	Federal Income Taxes

The following table summarizes the components of federal income tax (benefit) expense for the years ended:

	December 31,
(in millions)	2014	2013	2012
Current tax expense (benefit)	$5	$(33)	$(144)
Deferred tax (benefit) expense	(152)	346	243

Total tax (benefit) expense	$(147)	$313	$99

The following table summarizes how the total federal income tax (benefit) expense differs from the amount computed by applying the U.S. federal income tax rate to net (loss) income for the years ended:

	December 31,
	2014		2013		2012
(in millions)	Amount	%	Amount	%	Amount	%
Rate reconciliation:
Computed (expected tax (benefit) expense)	$(46)	35%	$469	35%	$245	35%
Dividends received deduction	(87)	66%	(112)	(8)%	(75)	(11)%
Tax credits	(53)	41%	(82)	(6)%	(85)	(12)%
Other, net	39	(30)%	38	2%	14	2%

Total	$(147)	112%	$313	23%	$99	14%

The Company’s current federal income tax liability was $18 million and $13 million as of December 31, 2014 and 2013, respectively.

The Company made immaterial payments for the year ended December 31, 2014 and received refunds of $107 million and $95 million for the years ended 2013 and 2012, respectively.

During 2014 and 2013, the Company recorded a tax expense (benefit) of $16 million and $(13) million, respectively. These changes in estimates were primarily driven by differences in the Company’s separate account dividends received deduction (“DRD”) between the previous year’s estimate and the amount reported on the previous year’s tax return. No material changes in estimated income tax expense were recorded in 2012.

As of December 31, 2014, the Company had gross federal net operating loss carryforwards of $332 million, which expire in 2028. In addition, the Company had $147 million in low-income-housing credit carryforwards, which expire between 2024 and 2034, and $155 million in alternative minimum tax credit carryforwards, which have an unlimited carryforward. In addition, the Company had $53 million in foreign tax credit carryforwards which expire between 2019 and 2024. The Company expects to fully utilize all carryforwards.

37

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following table summarizes the tax effects of temporary differences that gave rise to significant components of the net deferred tax liability included in other liabilities in the consolidated balance sheets, as of the dates indicated:

	December 31,
(in millions)	2014	2013
Deferred tax assets
Future policy benefits and claims	$1,274	$1,244
Tax credit carryforwards	355	352
Other	840	845

Gross deferred tax assets	$2,469	$2,441
Valuation allowance	(17)	(17)

Net deferred tax assets	$2,452	$2,424

Deferred tax liabilities
Deferred policy acquisition costs	$(1,113)	$(1,048)
Available-for-sale securities	(1,201)	(821)
Derivatives, including embedded derivatives	(267)	(600)
Other	(269)	(255)

Gross deferred tax liabilities	$(2,850)	$(2,724)

Net deferred tax liability	$(398)	$(300)

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize the deferred tax assets for which the Company has not established valuation allowances.

The following table is a rollforward of the beginning and ending uncertain tax positions, including permanent and temporary differences, but excluding interest and penalties:

(in millions)	2014	2013	2012
Balance at beginning of period	$36	$36	$76
Additions for current year tax positions	3	2	(2)
Additions for prior years tax positions	—	—	25
Reductions for prior years tax positions	(1)	(2)	(63)

Balance at end of period	$38	$36	$36

The Company believes it is reasonably possible that the 2006 to 2010 IRS audit for the NLIC’s consolidated tax returns will be effectively settled within the next 12 months and as a result the liability for unrecognized tax benefits could decrease $15 million.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities through the 2005 tax year. In 2013, the IRS commenced an examination of the Company’s U.S. income tax returns for the years 2009 through 2010. Any adjustments that may result from IRS examination of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

38

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(14)	Statutory Financial Information

Statutory Results

The Company’s life insurance subsidiaries prepare their statutory financial statements in conformity with the statutory accounting practices prescribed and permitted by insurance regulatory authorities, subject to any deviations prescribed or permitted by the applicable state departments of insurance. Olentangy was granted a permitted practice from the State of Vermont that changed NLAIC’s valuation of this subsidiary by $66 million as of December 31, 2014 and 2013, which also allowed NLIC to admit additional deferred tax assets of $10 million as of December 31, 2014 and 2013. Statutory accounting practices focus on insurer solvency and differ materially from GAAP primarily due to charging policy acquisition and other costs to expense as incurred, establishing future policy benefits and claims reserves based on different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The following table summarizes the statutory net income (loss) and statutory capital and surplus for the Company’s primary life insurance subsidiaries for the years ended:

	December 31,
(in millions)	2014	2013	2012
Statutory net income (loss)
NLIC	$341	$262	$764
NLAIC	$(122)	$(103)	$(54)

Statutory capital and surplus
NLIC	$4,408	$3,550	$3,837
NLAIC	$691	$534	$311

Dividend Restrictions

The payment of dividends by NLIC is subject to restrictions set forth in the insurance laws and regulations of the State of Ohio, its domiciliary state. The State of Ohio insurance laws require Ohio-domiciled life insurance companies to seek prior regulatory approval to pay a dividend or distribute cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer for the prior year. During the years ended December 31, 2014 and 2013, NLIC did not pay any dividends to NFS. During the year ended December 31, 2012, NLIC paid a cash dividend of $40 million to NFS. As of January 1, 2015, NLIC has the ability to pay dividends to NFS totaling $441 million without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

The Company currently does not expect such regulatory requirements to impair the ability to pay operating expenses and dividends in the future.

Regulatory Risk-Based Capital

The National Association of Insurance Commissioners’ (“NAIC”) Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. NLIC, NLAIC and Olentangy each exceeded the minimum RBC requirements for all periods presented.

39

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(15)	Related Party Transactions

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, employee benefit plans, office space cost sharing arrangements, and agreements related to reinsurance, cost sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, the number of full-time employees, commission expense and other methods agreed to by the participating companies.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provides data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed. For the years ended December 31, 2014, 2013 and 2012, the Company made payments to NMIC and NSC totaling $275 million, $277 million and $283 million, respectively.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.3 billion as of December 31, 2014 and 2013. Total revenues from these contracts were $131 million, $137 million and $140 million for the years ended December 31, 2014, 2013 and 2012, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $109 million for the years ended December 31, 2014 and 2013, and $113 million for the year ended December 31, 2012. The terms of these contracts are materially consistent with what the Company offers to unaffiliated parties.

The Company has a cost sharing arrangement with NMIC to occupy office space. The Company made payments to NMIC of $16 million for the years ended December 31, 2014 and 2013, and $15 million for the year ended December 31, 2012. In addition, an affiliate of NMIC has a cost sharing arrangement with the Company to occupy office space.

NLIC has a reinsurance agreement with NMIC whereby all of NLIC’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC’s agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC for the years ended December 31, 2014, 2013 and 2012 were $208 million, $179 million and $161 million, respectively, while benefits, claims and expenses ceded during these years were $217 million, $178 million and $167 million, respectively.

Funds of Nationwide Funds Group (“NFG”), an affiliate, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2014 and 2013, customer allocations to NFG funds totaled $58.1 billion and $53.2 billion, respectively. For the years ended December 31, 2014, 2013 and 2012, NFG paid the Company $185 million, $163 million and $144 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $636 million and $228 million as of December 31, 2014 and 2013, respectively.

Refer to Note 12 for discussion of variable funding surplus note between Olentangy Reinsurance, LLC and Nationwide Corporation.

Nationwide Bank has a line of credit agreement with NLIC that allows the Bank access to borrow up to $50 million from NLIC. The borrowing rate on the line of credit is equal to the daily Prime Rate. The Bank had no amounts outstanding under this agreement as of December 31, 2014 and 2013.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates were $57 million for the year ended December 31, 2014, and $54 million for the years ended December 31, 2013 and 2012.

The Company provides financing to Nationwide Realty Investors, LTD, a subsidiary of NMIC. As of December 31, 2014 and 2013, the Company had notes receivable outstanding of $142 million and $146 million, respectively.

40

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(16)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company’s legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company’s litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company’s consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company’s consolidated financial position or results of operations in a particular quarter or annual period.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with NMIC insofar as any inquiry, examination or investigation encompasses NMIC’s operations.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (“ERISA”) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks damages in an amount equivalent to some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief and attorneys’ fees. On November 6, 2009, the Court granted the plaintiffs’ motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District Court granted the plaintiffs’ motion for class certification. On December 11, 2014, the plaintiffs filed a seventh amended complaint adding another sub class of defendants that held trust platform products. On December 11, 2014, the plaintiffs filed a motion for preliminary approval of settlement. On January 5, 2015, the Court signed the Order Preliminarily Approving Settlement and Approving Form and Manner of Notice. A Fairness Hearing has been set for March 31, 2015. NLIC has made adequate provision for all probable and reasonably estimable losses associated with this settlement.

Lehman Brothers Holdings, Inc. (Debtors) and Giddens, James v NLIC and NMIC, et al. In 2012, the Plaintiff, Debtor in Possession Lehman Brothers Special Financing, Inc., filed a class action in the United States Bankruptcy Court for the Southern District of New York seeking the recovery of certain assets from approximately 200 defendants, including NLIC and NMIC (the “Distributed Action”). The claims against NLIC and NMIC arise from the bankruptcy filings in 2008 of the Plaintiff and its parent company, Lehman Brothers Holding, Inc., which triggered the early termination of two collateralized debt obligation transactions, resulting in payments to NLIC and NMIC. The Plaintiff seeks to have certain sums returned to the bankruptcy estate in addition to prejudgment interest and costs. In 2013, Plaintiff sent correspondence to all defendants inviting settlement discussions and served NMIC and NLIC with a “SPV Derivatives ADR Notice,” formally starting the Alternative Dispute Resolution process. NMIC and NLIC responded, taking part in the ADR process, including a mediation. On July 17, 2014, the parties reached a settlement of this matter. On December 8, 2014, the settlement agreements were finalized and executed. Nationwide has issued the settlement payment, was dismissed from the case with prejudice on December 31, 2014, and this matter will shortly be closed.

41

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

Tax Matters

The Company’s federal income tax returns are routinely audited by the IRS. The Company has established tax reserves as described in Note 2. The Company believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

(17)	Reinsurance

The following table summarizes the effects of reinsurance on life, accident and health insurance in force and premiums for the years ended:

	December 31,
(in millions)	2014	2013	2012
Premiums
Direct	$1,178	$1,015	$890
Assumed from other companies	—	—	—
Ceded to other companies	(347)	(291)	(255)

Net	$831	$724	$635

Life, accident and health insurance in force
Direct	$241,936	$228,095	$216,002
Assumed from other companies	5	6	5
Ceded to other companies	(59,588)	(58,310)	(59,895)

Net	$182,353	$169,791	$156,112

Amounts recoverable under reinsurance contracts totaled $704 million, $675 million and $684 million as of December 31, 2014, 2013 and 2012, respectively, and are included in other assets in the consolidated balance sheets.

(18)	Segment Information

Management views the Company’s business primarily based on its underlying products and uses this basis to define its four reportable segments: Individual Products and Solutions-Annuity (formerly named Individual Investments), Retirement Plans, Individual Products and Solutions-Life and NBSG (formerly named Individual Protection) and Corporate and Other.

The primary segment profitability measure that management uses is a non-GAAP financial measure called pre-tax operating earnings (loss), which is calculated by adjusting income before federal income taxes to exclude: (1) net realized investment gains and losses, except for operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts); (2) the adjustment to amortization of DAC and other related expenses related to net realized investment gains and losses; and (3) net losses attributable to noncontrolling interest.

Due to a change in the manner in which we view our reportable segments, certain prior period amounts have been restated.

42

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

Individual Products and Solutions-Annuity

The Individual Products & Solutions - Annuity segment consists of individual annuity products marketed under the Nationwide DestinationSM and other Nationwide-specific or private label brands. Deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, deferred variable annuity contracts provide the customer with access to a wide range of investment options and asset protection features, while deferred fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods. Immediate annuities differ from deferred annuities in that the initial premium is exchanged for a stream of income for a certain period and/or for the owner’s lifetime without future access to the original investment. The majority of assets and recent sales for the Individual Products & Solutions - Annuity segment consist of deferred variable annuities.

Retirement Plans

The Retirement Plans segment is comprised of the private and public sector retirement plans businesses. The private sector business primarily includes Internal Revenue Code (“IRC”) Section 401 qualified plans funded through fixed and variable group annuity contracts issued through NLIC. The public sector business primarily includes IRC Section 457 (b) and Section 401(a) governmental plans, both in the form of full-service arrangements that provide plan administration along with fixed and variable group annuities, as well as administration-only business. Across the public and private sector business Nationwide Investment Advisors managed account services are also available. The Retirement Plans segment also includes stable value wrap products and solutions.

Individual Products and Solutions-Life and NBSG

The Individual Products & Solutions - Life and NBSG segment consists of life insurance products, including individual variable universal life, COLI and BOLI products, traditional life insurance products, fixed universal life insurance products and indexed universal life insurance products. Life insurance products provide a death benefit and, for certain products, allow the customer to build cash value on a tax-advantaged basis.

Corporate and Other

The Corporate and Other segment includes non-operating realized gains and losses and related amortization, including mark-to-market adjustments on embedded derivatives, net of economic hedges, related to products with living benefits included in the Individual Products & Solutions - Annuity segment, other-than-temporary impairment losses, and other revenues and expenses not allocated to other segments. Additionally, this segment includes the funding agreements with the FHLB, as well as the medium-term note (“MTN”) program that concluded in the fourth quarter of 2012.

43

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

The following tables summarize the Company’s business segment operating results for the years ended:

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions- Life and NBSG	Corporate and Other	Total
December 31, 2014
Revenues:
Policy charges	$1,175	$107	$783	$—	$2,065
Premiums	518	—	284	29	831
Net investment income	546	750	565	39	1,900
Non-operating net realized investment losses, including other-than-temporary impairment losses[1]	—	—	—	(1,051)	(1,051)
Other revenues[2]	(38)	—	12	10	(16)

Total revenues	$2,201	$857	$1,644	$(973)	$3,729
Benefits and expenses:
Interest credited to policyholder accounts	$370	$482	$231	$13	$1,096
Benefits and claims	828	—	644	30	1,502
Amortization of DAC	120	(28)	122	(7)	207
Other expenses, net of deferrals	300	153	348	254	1,055

Total benefits and expenses	$1,618	$607	$1,345	$290	$3,860

Income before federal income taxes and noncontrolling interests	$583	$250	$299	$(1,263)	$(131)

Less: non-operating net realized investment losses, including other-than-temporary impairment losses[1]	—	—	—	1,051
Less: adjustment to amortization of DAC and other related expenses related to net realized investment gains and losses	—	—	—	(11)
Less: net loss attributable to noncontrolling interest	—	—	—	94

Pre-tax operating earnings (loss)	$583	$250	$299	$(129)

Assets as of year end	$72,429	$30,744	$29,322	$11,029	$143,524

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts).
2	Includes operating items discussed above.

44

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions- Life and NBSG	Corporate and Other	Total
December 31, 2013
Revenues:
Policy charges	$1,021	$101	$727	$—	$1,849
Premiums	416	—	282	26	724
Net investment income	546	743	544	16	1,849
Non-operating net realized investment gains, including other-than-temporary impairment losses[1]	—	—	—	783	783
Other revenues[2]	(109)	—	6	15	(88)

Total revenues	$1,874	$844	$1,559	$840	$5,117
Benefits and expenses:
Interest credited to policyholder accounts	$377	$473	$213	$4	$1,067
Benefits and claims	694	—	636	24	1,354
Amortization of DAC	185	(2)	125	66	374
Other expenses, net of deferrals	295	151	347	188	981

Total benefits and expenses	$1,551	$622	$1,321	$282	$3,776

Income before federal income taxes and noncontrolling interests	$323	$222	$238	$558	$1,341
Less: non-operating net realized investment gains, including other-than-temporary impairment losses[1]	—	—	—	(783)
Less: adjustment to amortization of DAC and other related expenses related to net realized investment gains and losses	—	—	—	70
Less: net loss attributable to noncontrolling interest	—	—	—	82

Pre-tax operating earnings (loss)	$323	$222	$238	$(73)

Assets as of year end	$68,805	$29,904	$27,183	$7,553	$133,445

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts).
2	Includes operating items discussed above.

45

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2014, 2013 and 2012 Consolidated Financial Statements

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions- Life and NBSG	Corporate and Other	Total
December 31, 2012
Revenues:
Policy charges	$899	$94	$677	$—	$1,670
Premiums	334	—	274	27	635
Net investment income	551	736	534	4	1,825
Non-operating net realized investment gains, including of other-than-temporary impairment losses[1]	—	—	—	427	427
Other revenues[2]	(124)	—	—	23	(101)

Total revenues	$1,660	$830	$1,485	$481	$4,456
Benefits and expenses:
Interest credited to policyholder accounts	$375	$457	$199	$7	$1,038
Benefits and claims	613	—	588	26	1,227
Amortization of DAC	185	14	150	226	575
Other expenses, net of deferrals	266	164	307	180	917

Total benefits and expenses	$1,439	$635	$1,244	$439	$3,757

Income before federal income taxes and noncontrolling interests	$221	$195	$241	$42	$699
Less: non-operating net realized investment gains, including other-than-temporary impairment losses[1]	—	—	—	(427)
Less: adjustment to amortization of DAC and other related expenses related to net realized investment gains and losses	—	—	—	243
Less: net loss attributable to noncontrolling interest	—	—	—	61

Pre-tax operating earnings (loss)	$221	$195	$241	$(81)

Assets as of year end	$58,707	$27,842	$25,301	$8,320	$120,170

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to hedges on GMDB contracts).
2	Includes operating items discussed above.

46

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I        Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2014 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities, available-for-sale:
Bonds:
U.S. government and agencies	$448	$527	$527
Obligations of states, political subdivisions and foreign governments	1,966	2,285	2,285
Public utilities	2,969	3,228	3,228
All other corporate, mortgage-backed and asset-backed securities	27,815	29,378	29,378

Total fixed maturity securities, available-for-sale	$33,198	$35,418	$35,418
Equity securities, available-for-sale:
Common stocks:
Industrial, miscellaneous and all other	$6	$16	$16
Nonredeemable preferred stocks	—	5	5

Total equity securities, available-for-sale	$6	$21	$21
Trading assets	20	21	21
Mortgage loans, net of allowance	7,296		7,270	[1]
Policy loans	992		992
Other investments	780		780
Short-term investments	935		935

Total investments	$43,227		$45,437

1	Difference from Column B primarily is attributable to valuation allowances due to impairments on mortgage loans (see Note 6 to the audited consolidated financial statements).

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

47

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III        Supplementary Insurance Information

As of December 31, 2014, 2013 and 2012 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses	Unearned premiums[1]	Other policy claims and benefits payable[1]	Premium revenue
2014
IPS - Annuity	$2,495	$12,619			$518
Retirement Plans	216	14,905			—
IPS - Life and NBSG	1,717	10,763			284
Corporate and Other	(365)	2,443			29

Total	$4,063	$40,730			$831

2013
IPS - Annuity	$2,214	$10,985			$416
Retirement Plans	179	14,313			—
IPS - Life and NBSG	1,557	10,068			282
Corporate and Other	(172)	1,399			26

Total	$3,778	$36,765			$724

2012
IPS - Annuity	$2,110	$12,214			$334
Retirement Plans	168	13,628			—
IPS - Life and NBSG	1,442	9,564			301
Corporate and Other	(471)	748			—

Total	$3,249	$36,154			$635

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses[2]	Premiums written
2014
IPS - Annuity	$546	$1,198	$120	$300
Retirement Plans	750	482	(28)	153
IPS - Life and NBSG	565	875	122	348
Corporate and Other	39	43	(7)	254

Total	$1,900	$2,598	$207	$1,055

2013
IPS - Annuity	$546	$1,071	$185	$295
Retirement Plans	743	473	(2)	151
IPS - Life and NBSG	544	849	125	347
Corporate and Other	16	28	66	188

Total	$1,849	$2,421	$374	$981

2012
IPS - Annuity	$551	$988	$185	$266
Retirement Plans	736	457	14	164
IPS - Life and NBSG	536	787	150	307
Corporate and Other	2	33	226	180

Total	$1,825	$2,265	$575	$917

1	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
2	Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

48

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV        Reinsurance

As of December 31, 2014, 2013 and 2012 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2014
Life, accident and health insurance in force	$241,936	$(59,588)	$5	$182,353	—
Premiums:
Life insurance[1]	$888	$(57)	$—	$831	—
Accident and health insurance	290	(290)	—	—	—

Total	$1,178	$(347)	$—	$831	—

2013
Life, accident and health insurance in force	$228,095	$(58,310)	$6	$169,791	—
Premiums:
Life insurance[1]	$783	$(59)	$—	$724	—
Accident and health insurance	232	(232)	—	—	—

Total	$1,015	$(291)	$—	$724	—

2012
Life, accident and health insurance in force	$216,002	$(59,895)	$5	$156,112	—
Premiums:
Life insurance[1]	$701	$(66)	$—	$635	—
Accident and health insurance	189	(189)	—	—	—

Total	$890	$(255)	$—	$635	—

1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

49

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V        Valuation and Qualifying Accounts

Years ended December 31, 2014, 2013 and 2012 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions[1]	Balance at end of period
2014
Valuation allowances - mortgage loans	$35	$(8)	$—	$1	$26

2013
Valuation allowances - mortgage loans	$44	$(4)	$—	$5	$35

2012
Valuation allowances - mortgage loans	$60	$1	$—	$17	$44

1	Amounts generally represent payoffs, sales and recoveries.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

50

PART C. OTHER INFORMATION
Item 26. Exhibits
(a)	Board of Directors Resolutions
1.	Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
2.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
3.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
4.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
5.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Sub accounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
6.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Sub accounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
7.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Sub accounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.
8.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.
9.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Sub accounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 5, filed on April 19, 2002, File No. 333-71763.
10.	Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments. Incorporated herein by reference to the Initial Filing of the Registration Statement, filed on April 5, 2001, File No. 333-58308.
11.	Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Sub accounts of Nationwide Provident VLI Separate Account 1. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Contracts
1.	Underwriting Agreement among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, Nationwide Investment Services Corporation, and Nationwide Provident Variable Separate Accounts. Incorporated herein by reference to Post-Effective Amendment No. 28, filed on April 29, 2009, File No. 33-42133.

2.	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
3.	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
4.	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
5.	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
6.	Distribution Agreement by and among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, and 1717 Capital Management Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitc6.htm" and hereby incorporated by reference.
7.	Assignment and Assumption of Distributor's Interest Under Distribution Agreement by and between Nationwide Securities, LLC and Nationwide Investment Services Corporation. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitc7.htm" and hereby incorporated by reference.
(d)	Contracts
1.	Individual Flexible Premium Adjustable Variable Life Insurance Policy Forms (C126, C126A, C127, C127A & C128). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.
2.	Children's Term Rider (C306). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.
3.	Convertible Term Life Rider (C308). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.
4.	Extension of Final Policy Date Rider (C822). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.
5.	Qualify as part of Section 403(b) Rider (C827). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.
6.	Change of Insured Rider (C901). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.
7.	Disability Waiver Benefit Rider (C902). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.
8.	Disability Waiver of Premium Rider (C903). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.
9.	Accelerated Death Benefit Rider (C/D904). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
10.	Form of Illustration of Death Benefits, Policy Account Values and Net Cash Surrender Values. Incorporated herein by reference to Post-Effective Amendment No. 15, filed on April 23, 2001, File No. 133-42133.
11.	Long-Term Care Acceleration Benefit Rider (Form R1100). Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
12.	Long-Term Care Extended Insurance Benefit Rider (Form R1102). Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
13.	Long-Term Care Waiver Benefit Rider (Form 1101). Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
14.	Accelerated Death Benefit Rider (Form R1904). Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
(e)	Applications
1.	Form of Application. Incorporated herein by reference to Post-Effective Amendment No. 2, filed on April 24, 2000, File No. 333-67775.
2.	Application for Flexible Premium. Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.
3.	Initial Allocation Selection. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.

(f)	Depositor's Certificate of Incorporation and By-Laws
1.	Amended Articles of Incorporation for Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference..
2.	Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf2.htm" and hereby incorporated by reference..
3.	Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31 2009. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf3.htm" and hereby incorporated by reference..
(g)	Reinsurance Contracts
1.	Single Life Permanent Pool (ERC). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
2.	Single Life Permanent Pool (RGA). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
3.	Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
4.	Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
5.	Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
6.	Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
7.	Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
8.	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
9.	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
10.	YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
11.	YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
(h)	Participation Agreements.
1.	Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
2.	Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003. Incorporated herein by reference to Pre-Effective Amendment no. 3, filed on September 27, 2007, File No. 333-137202.

3.	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc. dated September 15, 2004, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
4.	Restated and Amended Fund Participation Agreement with The Dreyfus Corporation dated January 27, 2000, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
5.	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp. dated April 1, 2006, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
6.	Fund Participation Agreement with Fidelity Variable Insurance Products Fund dated May 1, 1988, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
7.	Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. dated May 1, 2003, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
8.	Fund Participation Agreement with Fred Alger Management, Inc., Fred Alger & Company Incorporated dated October 1, 2004. Incorporated herein by reference to Post-Effective Amendment no. 3, filed on April 26, 2011, File No. 333-164118.
9.	Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series, dated December 31, 1999. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
10.	Fund Participation Agreement, Service II Shares, with Janus Aspen Series, dated May 5, 2002. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
11.	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust) dated May 2, 2005, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
12.	Fund Participation Agreement with Neuberger Berman Advisers Management Trust / Lehman Brothers Advisers Management Trust (formerly, Neuberger Berman Advisers Management Trust) dated January 1, 2006. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
13.	Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
14.	Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC, dated March 28, 2002. Incorporated herein by reference to Pre-Effective Amendment no. 3, filed on September 27, 2007, FILE No. 333-137202.
15	Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P., dated February 1, 2002. Incorporated herein by reference to Pre-Effective Amendment no. 3, filed on September 27, 2007, File No. 333-137202.
16.	Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc. dated October 1, 2002, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
17.	Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management, Inc. dated February 1, 2002, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 1, filed on July 17, 2007, File No. 333-140608.
18.	Fund Participation Agreement Van Eck Investment Trust, Van Eck Associates Corporation, Van Eck Securities Corporation dated September 1, 1989, as amended. Incorporated herein by reference to Pre-Effective Amendment no. 3, filed on September 27, 2007, File No. 333-137202.

19.	Fund Participation Agreement among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Nationwide Financial Services, Inc., and MFS Fund Distributors, Inc., dated May 2, 2011. Incorporated herein by reference to Post-Effective Amendment No. 15, filed on April 16, 2015, File No. 333-149213.
(i)	Administrative Contracts. Not applicable.
(j)	Other Material Contracts. Not applicable.
(k)	Legal Opinion. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitk.htm" and hereby incorporated by reference.
(l)	Actuarial Opinion. Not applicable.
(m)	Calculations. Not applicable.
(n)	Other Opinions
1.	Consent of Independent Registered Public Accounting Firm. Attached hereto.
(o)	Omitted Financial Statements. Not applicable.
(p)	Initial Capital Agreements. Not applicable.
(q)	Redeemability Exemption. Previously filed with registration statement (333-164119) on April 28, 2010, as document "item26q.htm" and hereby incorporated by reference.
(99)	Power of Attorney. Attached hereto.

Item 27. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215
President and Chief Operating Officer and Director	Kirt A. Walker
Executive Vice President-Chief Legal and Governance Officer	Patricia R. Hatler
Senior Vice President-President, Nationwide Growth Solutions	Terri L. Hill
Executive Vice President-Chief Marketing Officer	Matthew Jauchius
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Human Resources Officer	Gale V. King
Executive Vice President	Mark A. Pizzi
Executive Vice President and Director	Mark R. Thresher
Senior Vice President	Harry H. Hallowell
Senior Vice President and Treasurer	David LaPaul
Senior Vice President-Chief Compliance Officer	Sandra L. Rich
Senior Vice President-Chief Financial Officer and Director	Timothy G. Frommeyer
Senior Vice President-CIO Enterprise Applications	Michael A. Richardson
Senior Vice President-CIO NF Systems	Susan J. Gueli
Senior Vice President-NW Retirement Plans and Director	John L. Carter
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Senior Vice President-Individual Products & Solutions and Director	Eric S. Henderson
Senior Vice President-Investment Management Group	Michael S. Spangler
Senior Vice President-IT Chief Financial Officer and Chief Procurement Officer	Andrew Walker
Senior Vice President-CIO CL & Agency	Tammy Craig
Senior Vice President-Nationwide Financial	Steven C. Power
Senior Vice President-Nationwide Financial Network	Peter A. Golato
Senior Vice President-NFS Legal	Rae Ann Dankovic
Senior Vice President-NF Distribution and Sales	David L. Giertz
Senior Vice President-NI Brand Marketing	Jennifer M. Hanley
Senior Vice President-President-Nationwide Bank	J. Lynn Anderson
Director	Stephen S. Rasmussen
Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware	The company is an insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Retirement Solutions, Inc. of Arizona	Arizona	The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions Insurance Agency, Inc.	Massachusetts	The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Ohio, Inc.[1]	Ohio	The company provides retirement products, marketing and education and administration to public employees.
Nationwide Retirement Solutions, Inc. of Texas, Inc.[1]	Texas	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a registered broker-dealer.
Nationwide Bank	Federal	This is a federally chartered savings bank supervised by the Office of the Office of the Comptroller of the Currency to exercise deposit, lending, agency, custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners' Loan Act of 1933.
Nationwide Financial Services Capital Trust	Delaware	The trust's sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
Nationwide Life Insurance Company[2]	Ohio	A stock corporation. The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma	This is a limited purpose broker-dealer and distributor of variable annuities and variable life products for Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. The company also provides educational services to retirement plan sponsors and its participants.
Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Life Reo Holdings, LLC[3]	Ohio	The company is an investment holding company.
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-A2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-B2,3	Ohio	A separate account issuing variable life insurance policies.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Registered Investment Advisors Services, Inc.[3]	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[3,4]	Delaware	The trust acts as a registered investment advisor.
[1]	This subsidiary/entity is controlled by its immediate parent through contractual association.
[2]	This subsidiary/entity files separate financial statements.
[3]	Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
[4]	This subsidiary/entity is a business trust.
Item 29. Indemnification
Provision is made in Nationwide's Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
(a)	NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

MFS Variable Account	Nationwide VA Separate Account-C
Multi-Flex Variable Account	Nationwide VA Separate Account-D
Nationwide Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account-II	Nationwide VLI Separate Account-2
Nationwide Variable Account-3	Nationwide VLI Separate Account-3
Nationwide Variable Account-4	Nationwide VLI Separate Account-4
Nationwide Variable Account-5	Nationwide VLI Separate Account-5
Nationwide Variable Account-6	Nationwide VLI Separate Account-6

Nationwide Variable Account-7	Nationwide VLI Separate Account-7
Nationwide Variable Account-8	Nationwide VL Separate Account-A
Nationwide Variable Account-9	Nationwide VL Separate Account-C
Nationwide Variable Account-10	Nationwide VL Separate Account-D
Nationwide Variable Account-11	Nationwide VL Separate Account-G
Nationwide Variable Account-12	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VA Separate Account A
Nationwide Variable Account-14	Nationwide Provident VLI Separate Account 1
Nationwide VA Separate Account-A	Nationwide Provident VLI Separate Account A
Nationwide VA Separate Account-B	Nationwide VA Separate Account-D
(b)	Directors and Officers of NISC:

President	Robert O. Cline
Vice President-Chief Compliance Officer	James J. Rabenstine
Associate Vice President and Secretary	Kathy R. Richards
Associate Vice President and Assistant Secretary	Parag H. Shah
Associate Vice President-NFS Distribution Compliance	Valerie Hamilton
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Vice President and Treasurer	John A. Reese
Assistant Treasurer	J. Morgan Elliott
Director	John L. Carter
Director	Eric S. Henderson
Director	David L. Giertz
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
(c)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 31. Location of Accounts and Records
Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 32. Management Services
Not Applicable
Item 33. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 16, 2015.
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on April 16, 2015.
KIRT A. WALKER
Kirt A. Walker, President and Chief Operating Officer, and Director
MARK R. THRESHER
Mark R. Thresher, Executive Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President - Individual Products & Solutions and Director
JOHN L. CARTER
John L. Carter, Senior Vice President – Nationwide Retirement Plans and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director
By /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact